As filed with the Securities and Exchange Commission on January 24, 2024

File No. 033-65137

File No. 811-07455

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT

Under the SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 133	☒
and/or
REGISTRATION STATEMENT
Under the INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 134	☒
(Check appropriate box or boxes)

Virtus Opportunities Trust

(Exact Name of Registrant as Specified in Charter)
Area Code and Telephone Number: (800) 243-1574

101 Munson Street
Greenfield, Massachusetts 01301
(Address of Principal Executive Offices)

Jennifer S Fromm
Vice President and Senior Counsel
Virtus Investment Partners, Inc.
One Financial Plaza
Hartford, Connecticut 06103
(Name and Address of Agent for Service)

Copies of All Correspondence to:
Mark D. Perlow, Esq.
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 29, 2024 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _____________ or at such later date as the Commission shall order pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
VIRTUS OPPORTUNITIES TRUST

January 29, 2024

TICKER SYMBOL BY CLASS
FUND	A	C	C1	I	R6
Virtus Duff & Phelps Global Infrastructure Fund	PGUAX	PGUCX		PGIUX	VGIRX
Virtus Duff & Phelps Global Real Estate Securities Fund	VGSAX	VGSCX		VGISX	VRGEX

Virtus Duff & Phelps Real Asset Fund	PDPAX	PDPCX		VADIX	VAABX
Virtus Duff & Phelps Real Estate Securities Fund	PHRAX	PHRCX		PHRIX	VRREX
Virtus KAR Developing Markets Fund	VDMAX	VDMCX		VIDMX	VDMRX
Virtus KAR Emerging Markets Small-Cap Fund	VAESX	VCESX		VIESX	VRESX
Virtus KAR International Small-Mid Cap Fund	VISAX	VCISX		VIISX	VRISX
Virtus Newfleet Core Plus Bond Fund	SAVAX	SAVCX		SAVYX	VBFRX
Virtus Newfleet High Yield Fund	PHCHX	PGHCX		PHCIX	VRHYX
Virtus Newfleet Low Duration Core Plus Bond Fund	HIMZX	PCMZX		HIBIX	VLDRX
Virtus Newfleet Multi-Sector Intermediate Bond Fund	NAMFX	NCMFX		VMFIX	VMFRX
Virtus Newfleet Multi-Sector Short Term Bond Fund	NARAX	PSTCX	PMSTX	PIMSX	VMSSX
Virtus Newfleet Senior Floating Rate Fund	PSFRX	PFSRX		PSFIX	VRSFX
Virtus Seix Tax-Exempt Bond Fund	HXBZX	PXCZX		HXBIX

Virtus SGA Emerging Markets Equity Fund (formerly, Virtus Vontobel Emerging Markets Opportunities Fund)	HEMZX	PICEX		HIEMX	VREMX

Virtus Vontobel Foreign Opportunities Fund	JVIAX	JVICX		JVXIX	VFOPX
Virtus Vontobel Global Opportunities Fund	NWWOX	WWOCX		WWOIX	VRGOX

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus Mutual Funds. Please read it carefully and retain it for future reference.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Mutual Funds

Table of Contents

FUND SUMMARIES

This Prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. None of this Prospectus, the statement of additional information (“SAI”) or any contract that is an exhibit to the funds’ registration statement is intended to give rise to any agreement or contract between the funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Virtus Duff & Phelps Global Infrastructure Fund

Investment Objective

The fund has investment objectives of both capital appreciation and current income.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.40%	0.43%	0.40%	0.29%
Total Annual Fund Operating Expenses	1.30%	2.08%	1.05%	0.94%
Less: Fee Waiver and/or Expense Reimbursement(b)	N/A	N/A	N/A	(0.09)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.30%	2.08%	1.05%	0.85%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.85% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$675	$939	$1,224	$2,032
Class C	Sold	$311	$652	$1,119	$2,410
	Held	$211	$652	$1,119	$2,410
Class I	Sold or Held	$107	$334	$579	$1,283
Class R6	Sold or Held	$87	$291	$511	$1,146

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Virtus Duff & Phelps Global Infrastructure Fund	1

Investments, Risks and Performance

Principal Investment Strategies

The fund invests globally in infrastructure companies involved in the energy, utility, transportation, and communications industries. Infrastructure companies are believed by the subadviser to exhibit attractive risk/return characteristics, offer moderate-to-high income and moderate growth, and be defensive in nature.

Under normal market conditions, the fund invests at least 80% of its assets in dividend paying equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States. Under normal market conditions, the fund will invest at least 25% of its assets in securities of U.S. issuers. Although the fund concentrates its investments in infrastructure companies, it may invest up to 20% of its assets in securities of issuers that are not infrastructure companies, including stocks, real estate investment trusts (“REITS”) and similar REIT-like entities, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments. To the extent the fund purchases non-infrastructure stocks, they may be of issuers of any capitalization. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although it may invest in high-yield, high-risk fixed income securities (junk bonds).

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Industry/Sector Concentration Risk: Events negatively affecting infrastructure companies may cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in infrastructure companies, the fund is more vulnerable to conditions that negatively affect infrastructure companies as compared to a fund that does not concentrate holdings in such companies.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Real Estate Investment Risk: The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Equity Real Estate Investment Trust (REIT) Securities Risk: The fund’s value may be negatively affected by factors specific to the real estate market such as interest rates, leverage, property, and management. The fund’s value may also be negatively affected by factors specific to investing through a pooled vehicle, such as poor management, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

> Geographic Investment Risk: To the extent the fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

> Geopolitical Risk: Some countries and regions in which the fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S.and world economies and markets generally, each of which may negatively impact the fund’s investments.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

2	Virtus Duff & Phelps Global Infrastructure Fund

> Infrastructure-Related Risk: A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations such as local economic and political conditions, regulatory changes, and environmental issues. Such a focus may cause a decrease in the fund’s value, perhaps significantly.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index, and a style-specific index and composite benchmark that reflect the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2019, Q1:	16.31%	Worst Quarter:	2020, Q1:	-21.89%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(1/30/2018)
Class I Shares
Return Before Taxes	1.23%	6.39%	5.23%	—
Return After Taxes on Distributions	0.59%	5.02%	3.82%	—
Return After Taxes on Distributions and Sale of Fund Shares	1.17%	4.97%	3.97%	—
Class A Shares
Return Before Taxes	-4.61%	4.94%	4.38%	—
Class C Shares
Return Before Taxes	0.15%	5.32%	4.18%	—
Class R6 Shares
Return Before Taxes	1.42%	6.57%	—	4.48%
MSCI All Country World Index (net) (reflects no deduction for fees, expenses or taxes)	22.20%	11.72%	7.92%	7.01%
FTSE Developed Core Infrastructure 50/50 Index (net) (reflects no deduction for fees, expenses or taxes)	2.23%	5.93%	5.96%	4.31%
Virtus Global Infrastructure Linked Benchmark (reflects no deduction for fees, expenses or taxes)	2.23%	5.93%	4.90%	4.31%

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The MSCI All Country World Index (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

Virtus Duff & Phelps Global Infrastructure Fund	3

The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization weighted index that gives participants an industry-defined interpretation of developed market infrastructure companies and adjusts the exposure to certain infrastructure subsectors. The constituent weights are 50% Utilities, 30% Transportation (including capping of 7.5% for railroads/railways), and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The FTSE Developed Core Infrastructure 50/50 Index (net) is calculated on a total return basis with net dividends reinvested.

Beginning October 1, 2016, the Global Infrastructure Linked Benchmark consists of the FTSE Developed Core Infrastructure 50/50 Index. For the period September 1, 2008 through September 30, 2016, performance of the Global Infrastructure Linked Benchmark consists of the MSCI World Infrastructure Sector Capped Index. Prior to September 1, 2008, performance of the Global Infrastructure Linked Benchmark represents an allocation consisting of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index. The indexes are calculated on a total return basis.The indexes are unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA.

Portfolio Management

> Connie M. Luecke, CFA, Senior Managing Director of Duff & Phelps. Ms. Luecke has served as a Portfolio Manager of the fund since inception in 2004.

> Steven Wittwer, CFA, CPA, Executive Managing Director, Senior Portfolio Manager and Head of Infrastructure Group of Duff & Phelps. Mr. Wittwer has served as Portfolio Manager of the fund since September 2018.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

4	Virtus Duff & Phelps Global Infrastructure Fund

Virtus Duff & Phelps Global Real Estate Securities Fund

Investment Objective

The fund has a primary investment objective of long-term capital appreciation with a secondary investment objective of income.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	2.05%	0.33%	0.32%	0.20%
Total Annual Fund Operating Expenses	3.15%	2.18%	1.17%	1.05%
Less: Fee Waiver and/or Expense Reimbursement(b)	(1.75)%	(0.03)%	(0.02)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.40%	2.15%	1.15%	0.89%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.40% for Class A Shares, 2.15% for Class C Shares, 1.15% for Class I Shares and 0.89% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$685	$1,313	$1,965	$3,702
Class C	Sold	$318	$679	$1,167	$2,511
	Held	$218	$679	$1,167	$2,511
Class I	Sold or Held	$117	$370	$642	$1,419
Class R6	Sold or Held	$91	$318	$564	$1,268

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Virtus Duff & Phelps Global Real Estate Securities Fund	5

Investments, Risks and Performance

Principal Investment Strategies

The fund provides global exposure to the real estate securities market, focusing on owners and operators with recurring rental income.

Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by U.S. and non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”) and similar REIT-like entities. The fund, under normal market conditions, will hold at least 40% of its assets in non-U.S. issuers, unless market conditions outside of the U.S. are deemed less favorable by the portfolio manager, in which case the fund would invest at least 30% of its assets in securities of non-U.S. issuers. Additionally, the fund normally invests in real estate-related securities of issuers in developed countries; however it may invest up to 20% of its assets in issuers incorporated in emerging market countries. The fund concentrates its assets in the real estate industry.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Real Estate Investment Risk: The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers.

> Industry/Sector Concentration Risk: Events negatively affecting real estate related securities may cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Equity Real Estate Investment Trust (REIT) Securities Risk: The fund’s value may be negatively affected by factors specific to the real estate market such as interest rates, leverage, property, and management. The fund’s value may also be negatively affected by factors specific to investing through a pooled vehicle, such as poor management, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

> Geographic Concentration Risk: A fund that focuses its investments in a particular geographic location will be sensitive to financial, economic, political and other events negatively affecting that location and may cause the value of the fund to decrease, perhaps significantly.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

6	Virtus Duff & Phelps Global Real Estate Securities Fund

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2023, Q4:	15.42%	Worst Quarter:	2020, Q1:	-24.41%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(11/3/2016)
Class I Shares
Return Before Taxes	10.22%	6.38%	6.72%	—
Return After Taxes on Distributions	9.47%	5.45%	5.69%	—
Return After Taxes on Distributions and Sale of Fund Shares	6.18%	4.75%	5.02%	—
Class A Shares
Return Before Taxes	3.87%	4.92%	5.86%	—
Class C Shares
Return Before Taxes	9.12%	5.32%	5.66%	—
Class R6 Shares
Return Before Taxes	10.48%	6.64%	—	6.27%
MSCI All Country World Index (net) (reflects no deduction for fees, expenses or taxes)	22.20%	11.72%	7.92%	10.49%
FTSE EPRA/NAREIT Developed Index (net) (reflects no deduction for fees, expenses or taxes)	9.67%	2.81%	3.57%	2.88%

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The MSCI All Country World Index (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

The FTSE EPRA/NAREIT Developed Index (net) is a free-float market capitalization-weighted index measuring publicly traded equity REITs and listed property companies from developed markets, which meet minimum size and liquidity requirements. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA.

Portfolio Management

> Geoffrey P. Dybas, CFA, Executive Managing Director, Global Real Estate Securities team head and Senior Portfolio Manager at Duff & Phelps. Mr. Dybas has served as a Portfolio Manager of the fund since inception in 2009.

> Frank J. Haggerty, Jr., CFA, Senior Managing Director and Senior Portfolio Manager at Duff & Phelps. Mr. Haggerty has served as a Portfolio Manager of the fund since inception in 2009.

Virtus Duff & Phelps Global Real Estate Securities Fund	7

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

8	Virtus Duff & Phelps Global Real Estate Securities Fund

Virtus Duff & Phelps Real Asset Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.68%	0.73%	0.69%	0.56%
Acquired Fund Fees and Expenses	0.80%	0.80%	0.80%	0.80%
Total Annual Fund Operating Expenses(b)	1.73%	2.53%	1.49%	1.36%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.43)%	(0.48)%	(0.44)%	(0.36)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.30%	2.05%	1.05%	1.00%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.50% for Class A Shares, 1.25% for Class C Shares, 0.25% for Class I Shares and 0.20% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$675	$1,025	$1,399	$2,445
Class C	Sold	$308	$742	$1,302	$2,830
	Held	$208	$742	$1,302	$2,830
Class I	Sold or Held	$107	$428	$771	$1,742
Class R6	Sold or Held	$102	$395	$710	$1,604

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Virtus Duff & Phelps Real Asset Fund	9

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated and unaffiliated mutual funds and exchange-traded funds (“ETFs”) (collectively, “underlying funds”) representing a broad universe of real assets. The fund’s subadviser expects that over the long term, a multi-strategy real asset portfolio will mitigate the impact of inflation on the fund’s assets. Real assets are securities whose underlying value is tied to a tangible asset or are linked or correlated to the rate of inflation. Under normal circumstances, the fund will invest at least 80% of its net assets in underlying funds which substantially invest directly and indirectly in real assets. Real assets are broadly defined by the fund and include: global real estate (including real estate investment trusts (“REITs”) and real estate operating companies); natural resources; commodities; global infrastructure (sectors such as utilities, telecommunications and industrials); energy midstream Master Limited Partnerships (“MLPs”), General Partners (“GPs”) and C-corporations that own midstream oil and natural gas assets; floating rate instruments (including loans) and global inflation-linked debt securities. Among the underlying funds in which the fund invests are funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers, including emerging markets issuers, and funds that invest principally in debt instruments of any credit quality and maturity designation. Under normal circumstances, the Fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the Fund. The affiliated mutual funds in which the fund may invest include funds subadvised by the fund’s subadviser, Duff & Phelps Investment Management Co. The Fund’s policy of investing at least 80% of its assets in underlying funds which substantially invest in real assets may be changed only upon 60 days’ written notice to shareholders.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Industry/Sector Concentration Risk: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Such a focus may cause a decrease in the fund’s value, perhaps significantly.

> Real Estate Investment Risk: The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers.

> Infrastructure-Related Risk: A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations such as local economic and political conditions, regulatory changes, and environmental issues. Such a focus may cause a decrease in the fund’s value, perhaps significantly.

> Natural Resources Risk: Investments in natural resources industries may be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and other governmental regulations.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Allocation Risk: If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Inflation-Linked Investments Risk: Inflation-linked securities may react differently from other fixed income securities to changes in interest rates and that interest and/or principal payments on an inflation-protected security may be irregular. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. In addition, positive adjustments to principal in inflation-protected securities generally can be expected to result in taxable income to the Underlying Fund at the time of such adjustments, even though the principal amount is not paid until maturity.

10	Virtus Duff & Phelps Real Asset Fund

> Master Limited Partnership (MLP) Risk: Investments in MLPs may be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP’s parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

> Exchange-Traded Funds (ETFs) Risk: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

> Fund of Funds Risk: Because the fund can invest in other funds, it bears its proportionate share of the operating expenses and management fees of, and may be adversely affected by, the underlying fund(s). The expenses associated with the fund’s investment in other funds will cost shareholders more than direct investments would have cost.

> Affiliated Fund Risk: The fund’s adviser may select and substitute affiliated and/or unaffiliated mutual funds which may create a conflict of interest.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

The principal risks attributable to the Underlying Funds in which the fund invests are identified below:

> Equity Real Estate Investment Trust (REIT) Securities Risk: The fund’s value may be negatively affected by factors specific to the real estate market such as interest rates, leverage, property, and management. The fund’s value may also be negatively affected by factors specific to investing through a pooled vehicle, such as poor management, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Commodity and Commodity-linked Instruments Risk: Commodities and commodity-linked instruments will subject the fund’s portfolio to greater volatility than investments in traditional securities.Commodity-linked instruments may experience returns different than the commodity they attempt to track and may also be exposed to counterparty risk.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Leverage Risk: When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Preferred Stocks Risk: Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

> Short Sales Risk: The fund may engage in short sales and may incur a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

> Unrated Fixed Income Securities Risk: If the subadviser is unable to accurately assess the quality of an unrated fixed income security, the fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The current subadviser commenced providing services for the fund in February 2020 and therefore the returns shown in the table for periods prior to that date reflect the performance of other investment professionals.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Virtus Duff & Phelps Real Asset Fund	11

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	12.64%	Worst Quarter:	2020, Q1:	-23.12%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(1/31/2022)
Class I Shares
Return Before Taxes	4.95%	7.19%	3.60%	—
Return After Taxes on Distributions	3.95%	6.62%	3.06%	—
Return After Taxes on Distributions and Sale of Fund Shares	2.92%	5.48%	2.67%	—
Class A Shares
Return Before Taxes	-1.01%	5.72%	2.76%	—
Class C Shares
Return Before Taxes	3.91%	6.08%	2.55%	—
Class R6 Shares
Return Before Taxes	5.03%	—	—	1.51%
MSCI All Country World Index (net) (reflects no deduction for fees, expenses or taxes)	22.20%	11.72%	7.92%	2.54%

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The MSCI All Country World Index (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA.

Portfolio Management

> David D. Grumhaus, Jr., President and Chief Investment Officer, Senior Portfolio Manager at Duff & Phelps. Mr. Grumhaus has served as a Portfolio Manager of the fund since February 2020.

> Daniel Petrisko, CFA, Executive Managing Director, Senior Portfolio Manager and Group Head of the Portfolio Solutions Group of Duff & Phelps. Mr. Petrisko has served as Portfolio Manager of the fund since February 2020.

> Steven Wittwer, CFA, CPA, Executive Managing Director, Senior Portfolio Manager and Head of Infrastructure Group of Duff & Phelps. Mr. Wittwer has served as Portfolio Manager of the fund since February 2020.

12	Virtus Duff & Phelps Real Asset Fund

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Duff & Phelps Real Asset Fund	13

Virtus Duff & Phelps Real Estate Securities Fund

Investment Objective

The fund has investment objectives of capital appreciation and income with approximately equal emphasis.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.36%	0.33%	0.37%	0.20%
Total Annual Fund Operating Expenses	1.36%	2.08%	1.12%	0.95%
Less: Fee Waiver and/or Expense Reimbursement(b)	N/A	N/A	N/A	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.36%	2.08%	1.12%	0.79%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.79% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$681	$957	$1,254	$2,095
Class C	Sold	$311	$652	$1,119	$2,410
	Held	$211	$652	$1,119	$2,410
Class I	Sold or Held	$114	$356	$617	$1,363
Class R6	Sold or Held	$81	$287	$510	$1,152

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

14	Virtus Duff & Phelps Real Estate Securities Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund offers exposure to the equity real estate investment trust (“REIT”) market utilizing a quality and relative value style with a fundamental security analysis approach designed to identify the most attractive investment candidates. The subadviser believes the value of a REIT extends beyond the value of the underlying real estate and that through fundamental research, it can uncover and exploit inefficiencies in the market.

Under normal circumstances, the fund invests at least 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. The fund concentrates its assets in the real estate industry.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Real Estate Investment Risk: The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers.

> Industry/Sector Concentration Risk: Events negatively affecting real estate related securities may cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Equity Real Estate Investment Trust (REIT) Securities Risk: The fund’s value may be negatively affected by factors specific to the real estate market such as interest rates, leverage, property, and management. The fund’s value may also be negatively affected by factors specific to investing through a pooled vehicle, such as poor management, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Virtus Duff & Phelps Real Estate Securities Fund	15

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2021, Q4:	17.21%	Worst Quarter:	2020, Q1:	-22.95%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(11/12/2014)
Class I Shares
Return Before Taxes	11.16%	8.61%	8.01%	—
Return After Taxes on Distributions	7.64%	5.56%	4.39%	—
Return After Taxes on Distributions and Sale of Fund Shares	8.26%	6.19%	5.52%	—
Class A Shares
Return Before Taxes	4.79%	7.11%	7.13%	—
Class C Shares
Return Before Taxes	10.07%	7.54%	6.94%	—
Class R6 Shares
Return Before Taxes	11.51%	8.93%	—	6.36%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	26.10%	15.40%	11.69%	11.55%
FTSE Nareit Equity REITs Index (reflects no deduction for fees, expenses or taxes)	13.73%	7.39%	7.65%	5.81%

The FT Wilshire 5000 Index is a broad-based free-float market capitalization-weighted index that aims to capture 100% of the U.S. investable market capitalization. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified REITs, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange and the NASDAQ National Market System. The FTSE NAREIT Equity REITs Index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA.

Portfolio Management

> Geoffrey P. Dybas, CFA, Executive Managing Director, Global Real Estate Securities team head and Senior Portfolio Manager at Duff & Phelps. Mr. Dybas has served as a Portfolio Manager of the fund since 1998.

> Frank J. Haggerty, Jr., CFA, Senior Managing Director and Senior Portfolio Manager at Duff & Phelps. Mr. Haggerty has served as a Portfolio Manager of the fund since 2007.

16	Virtus Duff & Phelps Real Estate Securities Fund

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Duff & Phelps Real Estate Securities Fund	17

Virtus KAR Developing Markets Fund

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	2.98%	2.93%	2.99%	2.91%
Total Annual Fund Operating Expenses	4.23%	4.93%	3.99%	3.91%
Less: Fee Waiver and/or Expense Reimbursement(b)	(2.73)%	(2.68)%	(2.74)%	(2.71)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.50%	2.25%	1.25%	1.20%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.25% for Class I Shares and 1.20% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$694	$1,528	$2,375	$4,549
Class C	Sold	$328	$1,242	$2,257	$4,801
	Held	$228	$1,242	$2,257	$4,801
Class I	Sold or Held	$127	$964	$1,817	$4,027
Class R6	Sold or Held	$122	$943	$1,781	$3,959

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.

18	Virtus KAR Developing Markets Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund pursues capital appreciation in developing markets equities. The fund invests in a select group of developing markets companies believed by the subadviser to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.

Under normal circumstances, the fund invests at least 80% of its assets in equity securities or equity-linked instruments of developing markets companies. Developing markets countries include emerging markets and frontier markets. The fund defines an “emerging market” primarily as any of the countries or markets represented in the MSCI Emerging Markets Index, and secondarily as any other country or market classified as an emerging economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations. In limited circumstances, the fund may consider to be an emerging market any country or market with similar emerging characteristics to the countries or markets represented in the MSCI Emerging Markets Index or classified as emerging by a supranational organization. The fund defines a “frontier market” primarily as any of the countries or markets represented in the MSCI Frontier Markets Index, and in limited circumstances the fund may consider to be a frontier market any other country or market with similar frontier market characteristics to those countries or markets represented in the MSCI Emerging Markets Index.

The fund intends to invest in various types of issuers and industries, and in a number of different countries. In determining whether an issuer is economically tied to a developing market, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a developing market; (ii) whether the issuer has at least 50% of its assets in a developing market; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a developing market. As of the date of this prospectus, the fund’s subadviser expects the fund to have significant investments in China, Brazil, India, Indonesia,Taiwan and South Korea. The particular countries in which the fund is invested may change over time.

Equity securities in which the fund invests include common stocks, preferred stocks, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Additionally, the fund may invest in certain eligible Chinese securities (“China A Shares”) listed and traded on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The fund expects to access China A Shares through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (each a “Stock Connect”), as applicable. Equity-linked instruments are designed to perform generally the same as a specified stock index or “basket” of stocks, or a single stock. As of the date of this prospectus the equity-linked instruments in which the fund is expected to invest are participatory notes (“P-notes”). P-notes are equity-linked instruments used by investors to obtain exposure to non-U.S. equity investments without trading directly in the local market.

The fund may invest in companies of all market capitalizations. The subadviser does not use allocation models to restrict the fund’s investments to certain regions, countries or industries within the universe of developing market companies. Generally, the fund invests in approximately 30-60 securities at any given time. The fund seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings the subadviser deems more attractive. The fund is non-diversified under federal securities laws.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Non-Diversification Risk: The fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Developing Market Risk: Developing markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

> Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Virtus KAR Developing Markets Fund	19

> Limited Number of Investments Risk: Because the fund may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Geographic Investment Risk: To the extent the fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

> Geopolitical Risk: Some countries and regions in which the fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S.and world economies and markets generally, each of which may negatively impact the fund’s investments.

> Investing in China Risk: The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. In addition, the rapid growth rate of the Chinese economy over the past several years may not continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder, including violence and labor unrest. These and other factors could have a negative impact on the fund’s performance and increase the volatility of an investment in the fund. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the fund.

> Investing in Taiwan Risk: Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.

> Investing in South Korea Risk: Investing in South Korean securities has special risks, including political, economic and social instability, and the potential for increasing militarization in North Korea. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for any investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector.

> Investing in Brazil Risk: Investment in Brazilian issuers involves risks that are specific to Brazil, including legal, regulatory, political, currency and economic risks. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth.

> Investing in India Risk: Investments in Indian issuers involve risks that are specific to India,including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.

> Investing in Indonesia Risk: Investments in Indonesian issuers involve risks that are specific to Indonesia, including legal, regulatory, political, economic, currency, security,and natural disaster risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of disruption to business operations due to national security events and/or natural disasters may result in higher potential for losses. The securities markets in Indonesia are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. In addition, the Indonesian economy is heavily dependent on trading relationships with certain key trading partners, including China, Japan, Singapore and the U.S.

> Equity-Linked Instruments Risk: The performance of equity-linked instruments is subject to similar risks to those of the referenced equity security, in addition to the risk that the equity-linked instruments fail to replicate the performance of the referenced equity security. Equity-linked instruments also expose the fund to counterparty risk, which could result in a loss of all or part of the fund’s investment.

> Participatory Notes Risk: The performance of participatory notes (“P-notes”) will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses, and P-notes are also subject to counterparty risk and liquidity risk.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Frontier Market Risk: Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Preferred Stocks Risk: Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

20	Virtus KAR Developing Markets Fund

> New Fund Risk: The fund may not grow to an economically viable size, in which case the fund may cease operations and investors may be required to liquidate or transfer their investments at an inopportune time.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2023, Q4:	9.75%	Worst Quarter:	2022, Q2:	-11.68%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

		Since
		Inception
	1 Year	(6/22/2021)
Class I Shares
Return Before Taxes	15.47%	-5.92%
Return After Taxes on Distributions	14.94%	-6.13%
Return After Taxes on Distributions and Sale of Fund Shares	9.71%	-4.32%
Class A Shares
Return Before Taxes	8.65%	-8.26%
Class C Shares
Return Before Taxes	14.19%	-6.87%
Class R6 Shares
Return Before Taxes	15.38%	-5.87%
MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	9.83%	-7.86%

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA.

Virtus KAR Developing Markets Fund	21

Portfolio Management

> Hyung Kim, Portfolio Manager and Senior Research Analyst at KAR. Mr. Kim has served as a Portfolio Manager of the fund since inception in June 2021.

> Craig Thrasher, CFA, Portfolio Manager and Senior Research Analyst at KAR. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in June 2021.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

22	Virtus KAR Developing Markets Fund

Virtus KAR Emerging Markets Small-Cap Fund

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	1.20%	1.20%	1.20%	1.20%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.34%	0.31%	0.32%	0.23%
Total Annual Fund Operating Expenses	1.79%	2.51%	1.52%	1.43%
Recapture of expenses previously reimbursed and/or waived(b)	0.00%	0.02%	0.00%	0.00%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.00)%	(0.00)%	(0.02)%	(0.03)%
Total Annual Fund Operating Expenses After Recapture(c)	1.79%	2.53%	1.50%	1.40%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)

Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under an expense reimbursement arrangement for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(c)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.50% for Class I Shares and 1.40% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$722	$1,082	$1,466	$2,539
Class C	Sold	$356	$783	$1,337	$2,847
	Held	$256	$783	$1,337	$2,847
Class I	Sold or Held	$153	$478	$827	$1,811
Class R6	Sold or Held	$143	$449	$779	$1,710

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Virtus KAR Emerging Markets Small-Cap Fund	23

Investments, Risks and Performance

Principal Investment Strategies

The fund pursues capital appreciation in emerging markets small-cap equities. The fund invests in a select group of small-cap companies believed by the subadviser to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.

Under normal circumstances, the fund invests at least 80% of its assets in equity or equity-linked securities of small capitalization companies located in emerging markets countries. The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $8 billion. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue or profit is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The subadviser does not use allocation models to restrict the fund’s investments to certain regions, countries or industries. Generally, the fund invests in approximately 30-60 securities at any given time.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Sector Focused Investing Risk: Events negatively affecting a particular market sector in which the fund focuses its investments may cause the value of the fund’s shares to decrease, perhaps significantly.

> Focused Investment Risk (Industrial-Related Risk): To the extent the fund focuses its investments in a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

> Developing Market Risk: Developing markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Investing in Brazil Risk: Investment in Brazilian issuers involves risks that are specific to Brazil, including legal, regulatory, political, currency and economic risks. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth.

> Investing in China Risk: The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. In addition, the rapid growth rate of the Chinese economy over the past several years may not continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder, including violence and labor unrest. These and other factors could have a negative impact on the fund’s performance and increase the volatility of an investment in the fund. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the fund.

24	Virtus KAR Emerging Markets Small-Cap Fund

> Investing in India Risk: Investments in Indian issuers involve risks that are specific to India,including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.

> Investing in Indonesia Risk: Investments in Indonesian issuers involve risks that are specific to Indonesia, including legal, regulatory, political, economic, currency, security,and natural disaster risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of disruption to business operations due to national security events and/or natural disasters may result in higher potential for losses. The securities markets in Indonesia are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. In addition, the Indonesian economy is heavily dependent on trading relationships with certain key trading partners, including China, Japan, Singapore and the U.S.

> Investing in South Korea Risk: Investing in South Korean securities has special risks, including political, economic and social instability, and the potential for increasing militarization in North Korea. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for any investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector.

> Investing in Taiwan Risk: Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Equity-Linked Instruments Risk: The performance of equity-linked instruments is subject to similar risks to those of the referenced equity security, in addition to the risk that the equity-linked instruments fail to replicate the performance of the referenced equity security. Equity-linked instruments also expose the fund to counterparty risk, which could result in a loss of all or part of the fund’s investment.

> Frontier Market Risk: Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

> Geographic Investment Risk: To the extent the fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

> Geopolitical Risk: Some countries and regions in which the fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S.and world economies and markets generally, each of which may negatively impact the fund’s investments.

> Limited Number of Investments Risk: Because the fund may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Preferred Stocks Risk: Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Small Market Capitalization Companies Risk: The fund’s investments in small market capitalization companies may be less liquid and more vulnerable to adverse business or economic developments, which may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Virtus KAR Emerging Markets Small-Cap Fund	25

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	34.75%	Worst Quarter:	2020, Q1:	-20.54%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(8/1/2019)
Class I Shares
Return Before Taxes	21.83%	8.69%	6.24%	—
Return After Taxes on Distributions	21.83%	8.11%	5.92%	—
Return After Taxes on Distributions and Sale of Fund Shares	12.92%	6.88%	5.14%	—
Class A Shares
Return Before Taxes	14.79%	7.18%	5.37%	—
Class C Shares
Return Before Taxes	20.64%	7.59%	5.18%	—
Class R6 Shares
Return Before Taxes	21.93%	—	—	7.08%
MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	9.83%	3.69%	2.66%	2.40%
MSCI Emerging Markets Small Cap Index (net) (reflects no deduction for fees, expenses or taxes)	23.92%	9.92%	5.34%	10.32%

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

The MSCI Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization-weighted index designed to measure small cap equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA.

Portfolio Management

> Hyung Kim, Portfolio Manager and Senior Research Analyst at KAR. Mr. Kim has served as a Portfolio Manager of the fund since 2017.

> Craig Thrasher, CFA, Portfolio Manager and Senior Research Analyst at KAR. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in 2013.

26	Virtus KAR Emerging Markets Small-Cap Fund

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus KAR Emerging Markets Small-Cap Fund	27

Virtus KAR International Small-Mid Cap Fund

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.30%	0.31%	0.31%	0.20%
Total Annual Fund Operating Expenses	1.45%	2.21%	1.21%	1.10%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.00)%	(0.01)%	(0.01)%	(0.00)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.45%	2.20%	1.20%	1.10%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 2.20% for Class C Shares and 1.20% for Class I Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$689	$983	$1,299	$2,190
Class C	Sold	$323	$690	$1,184	$2,543
	Held	$223	$690	$1,184	$2,543
Class I	Sold or Held	$122	$383	$664	$1,465
Class R6	Sold or Held	$112	$350	$606	$1,340

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.

28	Virtus KAR International Small-Mid Cap Fund

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small- and mid-capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small- and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index on a rolling three-year basis. As of September 30, 2023, the total market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index over the past three years was $0 to $40.4 billion. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country.

Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Sector Focused Investing Risk: Events negatively affecting a particular market sector in which the fund focuses its investments may cause the value of the fund’s shares to decrease, perhaps significantly.

> Focused Investment Risk (Industrial-Related Risk): To the extent the fund focuses its investments in a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

> Limited Number of Investments Risk: Because the fund may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

> Equity-Linked Instruments Risk: The performance of equity-linked instruments is subject to similar risks to those of the referenced equity security, in addition to the risk that the equity-linked instruments fail to replicate the performance of the referenced equity security. Equity-linked instruments also expose the fund to counterparty risk, which could result in a loss of all or part of the fund’s investment.

> Geographic Investment Risk: To the extent the fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

> Geopolitical Risk: Some countries and regions in which the fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S.and world economies and markets generally, each of which may negatively impact the fund’s investments.

Virtus KAR International Small-Mid Cap Fund	29

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Preferred Stocks Risk: Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	23.20%	Worst Quarter:	2020, Q1:	-25.53%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(11/12/2014)
Class I Shares
Return Before Taxes	22.36%	6.13%	6.49%	—
Return After Taxes on Distributions	22.36%	5.56%	5.66%	—
Return After Taxes on Distributions and Sale of Fund Shares	13.23%	4.86%	5.05%	—
Class A Shares
Return Before Taxes	15.28%	4.65%	5.61%	—
Class C Shares
Return Before Taxes	21.07%	5.06%	5.44%	—
Class R6 Shares
Return Before Taxes	22.44%	6.22%	—	7.09%
MSCI All Country World ex USA Index (net) (reflects no deduction for fees, expenses or taxes)	15.62%	7.08%	3.83%	4.38%
MSCI All Country World ex USA SMID Cap Index (net) (reflects no deduction for fees, expenses or taxes)	15.79%	7.07%	4.38%	5.04%

The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

The MSCI All Country World ex USA SMID Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures mid- and small-cap performance across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and

30	Virtus KAR International Small-Mid Cap Fund

may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA.

Portfolio Management

> Hyung Kim, Portfolio Manager and Senior Research Analyst at KAR. Mr. Kim has served as a Portfolio Manager of the fund since December 2018.

> Craig Thrasher, CFA, Portfolio Manager and Senior Research Analyst at KAR. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in 2012.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus KAR International Small-Mid Cap Fund	31

Virtus Newfleet Core Plus Bond Fund

Investment Objective

The fund has an investment objective of high total return from both current income and capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.40%	0.42%	0.39%	0.29%
Total Annual Fund Operating Expenses	1.10%	1.87%	0.84%	0.74%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.32)%	(0.34)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	0.78%	1.53%	0.53%	0.43%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.78% for Class A Shares, 1.53% for Class C Shares, 0.53% for Class I Shares and 0.43% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$452	$681	$929	$1,637
Class C	Sold	$256	$555	$979	$2,163
	Held	$156	$555	$979	$2,163
Class I	Sold or Held	$54	$237	$435	$1,008
Class R6	Sold or Held	$44	$205	$381	$889

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.

32	Virtus Newfleet Core Plus Bond Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to generate high total return from both current income and capital appreciation by investing primarily in intermediate-term debt securities across 14 fixed income sectors.

The fund seeks to achieve its objective by applying a time-tested approach of active sector rotation, extensive credit research and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers, to include some or all of the following:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

▪ Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization; and

▪ High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

At least 80% of the fund’s assets will be invested in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines are of comparable quality. The fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Mortgage-Backed and Asset-Backed Securities Risk: Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

Virtus Newfleet Core Plus Bond Fund	33

> Long-Term Maturities/Durations Risk: Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	6.81%	Worst Quarter:	2022, Q2:	-5.54%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(11/3/2016)
Class I Shares
Return Before Taxes	7.07%	2.39%	2.47%	—
Return After Taxes on Distributions	5.13%	1.00%	1.02%	—
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	1.27%	1.27%	—
Class A Shares
Return Before Taxes	2.84%	1.39%	1.84%	—
Class C Shares
Return Before Taxes	6.11%	1.41%	1.46%	—
Class R6 Shares
Return Before Taxes	7.19%	2.54%	—	2.15%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	0.94%

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable

34	Virtus Newfleet Core Plus Bond Fund

entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Newfleet Asset Management (“Newfleet”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

Portfolio Management

> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer and Senior Portfolio Manager of Newfleet, has managed the fund since 2012.

> Stephen H. Hooker, CFA, Managing Director and Portfolio Manager at Newfleet. Mr. Hooker has served as a Portfolio Manager of the fund since 2017.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Newfleet Core Plus Bond Fund	35

Virtus Newfleet High Yield Fund

Investment Objective

The fund has a primary investment objective of high current income and a secondary objective of capital growth.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(b)	0.52%	0.54%	0.56%	0.42%
Total Annual Fund Operating Expenses	1.32%	2.09%	1.11%	0.97%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.37)%	(0.39)%	(0.41)%	(0.38)%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)	0.95%	1.70%	0.70%	0.59%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Other Expenses would have been 0.53% for Class A Shares, 0.55% for Class C Shares, 0.57% for Class I Shares and 0.43% for Class R6 Shares.

(c)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.95% for Class A Shares, 1.70% for Class C Shares, 0.70% for Class I Shares and 0.59% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$468	$742	$1,037	$1,874
Class C	Sold	$273	$617	$1,088	$2,390
	Held	$173	$617	$1,088	$2,390
Class I	Sold or Held	$72	$312	$572	$1,315
Class R6	Sold or Held	$60	$271	$499	$1,155

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 52% of the average value of its portfolio.

36	Virtus Newfleet High Yield Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund is appropriate for investors seeking diversification and the potential rewards associated with investing in high-yield fixed income securities (also known as “junk bonds”). High-yield fixed income securities are those that are rated below investment grade. The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading. The fund will generally overweight those sectors and industries where the subadviser identifies well-valued companies whose business profiles are viewed to be improving. The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark, the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index. Under normal circumstances, the fund invests at least 80% of its assets in high yield fixed income securities. The fund invests primarily in U.S. securities but may invest in foreign securities including those in emerging markets. The Fund may use credit default swaps to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Industry/Sector Concentration Risk: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Such a focus may cause a decrease in the fund’s value, perhaps significantly.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Long-Term Maturities/Durations Risk: Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

> Mortgage-Backed and Asset-Backed Securities Risk: Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

Virtus Newfleet High Yield Fund	37

> U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	10.90%	Worst Quarter:	2020, Q1:	-14.31%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(11/3/2016)
Class I Shares
Return Before Taxes	13.08%	5.64%	4.42%	—
Return After Taxes on Distributions	9.95%	3.20%	1.98%	—
Return After Taxes on Distributions and Sale of Fund Shares	7.63%	3.27%	2.27%	—
Class A Shares
Return Before Taxes	8.30%	4.58%	3.74%	—
Class C Shares
Return Before Taxes	11.48%	4.59%	3.35%	—
Class R6 Shares
Return Before Taxes	12.97%	5.72%	—	4.75%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	0.94%
Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses or taxes)	13.44%	5.35%	4.59%	4.76%

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

The Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

38	Virtus Newfleet High Yield Fund

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Newfleet Asset Management (“Newfleet”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

Portfolio Management

> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer and Senior Portfolio Manager of Newfleet, has managed the fund since 2011.

> William J. Eastwood, CFA, Senior Managing Director, Portfolio Manager and Head of Trading of Newfleet, has managed the fund since August 2019.

> Eric Hess, CFA, Senior Managing Director, Portfolio Manager and High Yield Sector Head of Newfleet, has managed the fund since August 2019.

> Matthew Kearns, CFA, Portfolio Manager of Newfleet, has managed the fund since November 2023.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Newfleet High Yield Fund	39

Virtus Newfleet Low Duration Core Plus Bond Fund

Investment Objective

The fund’s investment objective is to provide a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.29%	0.27%	0.29%	0.21%
Total Annual Fund Operating Expenses	0.94%	1.67%	0.69%	0.61%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.19)%	(0.17)%	(0.19)%	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	0.75%	1.50%	0.50%	0.43%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.75% for Class A Shares, 1.50% for Class C Shares, 0.50% for Class I Shares and 0.43% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$300	$499	$715	$1,337
Class C	Sold	$253	$510	$891	$1,962
	Held	$153	$510	$891	$1,962
Class I	Sold or Held	$51	$202	$365	$841
Class R6	Sold or Held	$44	$177	$322	$745

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 38% of the average value of its portfolio.

40	Virtus Newfleet Low Duration Core Plus Bond Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks current income with an emphasis on maintaining low volatility and overall short duration (within a range of 1-3 years) by investing primarily in higher quality, more liquid securities across 14 fixed income sectors. Duration represents the interest rate sensitivity of a fixed income fund. The fund seeks to achieve its objective by applying a time-tested approach of active sector rotation, extensive credit research and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers, to include some or all of the following:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities;

▪ Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

▪ Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

▪ High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Mortgage-Backed and Asset-Backed Securities Risk: Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

Virtus Newfleet Low Duration Core Plus Bond Fund	41

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Performance Information

The Virtus Newfleet Low Duration Core Plus Bond Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Virtus Low Duration Income Fund, a series of Virtus Insight Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 23, 2016. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Successor Fund’s commencement date.

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a sector-specific broad-based market index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	5.06%	Worst Quarter:	2020, Q1:	-3.53%

Average Annual Total Returns (for the periods ended 12/31/23; includes returns of the Predecessor Fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(12/19/2018)
Class I Shares
Return Before Taxes	6.91%	2.25%	2.05%	—
Return After Taxes on Distributions	5.32%	1.22%	1.05%	—
Return After Taxes on Distributions and Sale of Fund Shares	4.06%	1.28%	1.13%	—
Class A Shares
Return Before Taxes	4.34%	1.55%	1.58%	—
Class C Shares
Return Before Taxes	5.95%	1.25%	1.04%	—
Class R6 Shares
Return Before Taxes	7.08%	2.36%	—	2.37%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	1.15%
ICE BofA 1-5 Year U.S. Corporate & Government Bond Index (reflects no deduction for fees, expenses or taxes)	4.89%	1.55%	1.46%	1.62%

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

42	Virtus Newfleet Low Duration Core Plus Bond Fund

The ICE BofA 1-5 Year U.S. Corporate & Government Bond Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the US domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years. The index is calculated on a total return basis, is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Newfleet Asset Management (“Newfleet”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

Portfolio Management

> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer and Senior Portfolio Manager of Newfleet, has managed the fund since 2012.

> Lisa M. Baribault, Director and Portfolio Manager at Newfleet. Ms. Baribault has served as a Portfolio Manager of the fund since 2017.

> Benjamin Caron, CFA, Senior Managing Director and Portfolio Manager at Newfleet. Mr. Caron has served as a Portfolio Manager of the fund since 2012.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Newfleet Low Duration Core Plus Bond Fund	43

Virtus Newfleet Multi-Sector Intermediate Bond Fund

Investment Objective

The fund has an investment objective of maximizing current income while preserving capital.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.31%	0.30%	0.28%	0.23%
Total Annual Fund Operating Expenses	1.11%	1.85%	0.83%	0.78%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.12)%	(0.11)%	(0.09)%	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	0.99%	1.74%	0.74%	0.60%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.99% for Class A Shares, 1.74% for Class C Shares, 0.74% for Class I Shares and 0.60% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$472	$703	$952	$1,666
Class C	Sold	$277	$571	$990	$2,160
	Held	$177	$571	$990	$2,160
Class I	Sold or Held	$76	$256	$452	$1,017
Class R6	Sold or Held	$61	$231	$416	$949

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.

44	Virtus Newfleet Multi-Sector Intermediate Bond Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to generate high current income and total return while preserving capital by applying extensive credit research and a time-tested approach designed to capitalize on opportunities across undervalued sectors of the bond market. The portfolio seeks diversification among 14 sectors in an effort to increase return potential and reduce risk.

Under normal circumstances, the fund invests at least 80% of its assets in bonds, which are debt securities of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily intermediate-term bonds having a dollar-weighted average duration of between three and 10 years and that are in one of the following market sectors:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

▪ Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

▪ High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors.

The fund may use credit default swaps to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Mortgage-Backed and Asset-Backed Securities Risk: Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

Virtus Newfleet Multi-Sector Intermediate Bond Fund	45

> Long-Term Maturities/Durations Risk: Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	9.84%	Worst Quarter:	2020, Q1:	-10.63%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(11/12/2014)
Class I Shares
Return Before Taxes	9.15%	3.57%	3.20%	—
Return After Taxes on Distributions	6.77%	1.77%	1.27%	—
Return After Taxes on Distributions and Sale of Fund Shares	5.35%	1.97%	1.59%	—
Class A Shares
Return Before Taxes	4.68%	2.53%	2.54%	—
Class C Shares
Return Before Taxes	7.96%	2.55%	2.17%	—
Class R6 Shares
Return Before Taxes	9.20%	3.73%	—	3.13%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	1.44%

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable

46	Virtus Newfleet Multi-Sector Intermediate Bond Fund

entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Newfleet Asset Management (“Newfleet”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

Portfolio Management

> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer and Senior Portfolio Manager of Newfleet, has managed the fund since 1995, and co-managed the fund from 1994 to 1995.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Newfleet Multi-Sector Intermediate Bond Fund	47

Virtus Newfleet Multi-Sector Short Term Bond Fund

Investment Objective

The fund has an investment objective of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class C1	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None(a)	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class C1	Class I	Class R6
Management Fees	0.48%	0.48%	0.48%	0.48%	0.48%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.50%	1.00%	None	None
Other Expenses	0.25%	0.26%	0.24%	0.25%	0.21%
Total Annual Fund Operating Expenses	0.98%	1.24%	1.72%	0.73%	0.69%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.08)%	(0.08)%	(0.06)%	(0.08)%	(0.17)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	0.90%	1.16%	1.66%	0.65%	0.52%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.90% for Class A Shares, 1.16% for Class C Shares, 1.66% for Class C1 Shares, 0.65% for Class I Shares and 0.52% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$315	$522	$747	$1,392
Class C	Sold	$218	$386	$673	$1,493
	Held	$118	$386	$673	$1,493
Class C1	Sold	$269	$536	$928	$2,025
	Held	$169	$536	$928	$2,025
Class I	Sold or Held	$66	$225	$398	$899
Class R6	Sold or Held	$53	$204	$367	$843

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.

48	Virtus Newfleet Multi-Sector Short Term Bond Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks current income with an emphasis on maintaining low volatility and overall short duration by investing primarily in higher quality, more liquid securities across 14 bond market sectors. The fund utilizes a value-oriented, research driven approach that seeks to strategically overweight undervalued sectors while applying strict risk controls.

Under normal circumstances, the fund invests at least 80% of its assets in bonds, which are fixed income debt obligations of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average duration of three years or less and that are in one of the following market sectors:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

▪ Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

▪ High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Mortgage-Backed and Asset-Backed Securities Risk: Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

Virtus Newfleet Multi-Sector Short Term Bond Fund	49

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	6.17%	Worst Quarter:	2020, Q1:	-5.45%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(11/3/2016)
Class I Shares
Return Before Taxes	7.47%	2.58%	2.33%	—
Return After Taxes on Distributions	5.72%	1.38%	1.06%	—
Return After Taxes on Distributions and Sale of Fund Shares	4.39%	1.46%	1.21%	—
Class A Shares
Return Before Taxes	4.80%	1.86%	1.82%	—
Class C Shares
Return Before Taxes	6.82%	2.07%	1.81%	—
Class C1 Shares
Return Before Taxes	6.33%	1.58%	1.31%	—
Class R6 Shares
Return Before Taxes	7.53%	2.74%	—	2.36%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	0.94%
ICE BofA 1-3 Year A-BBB U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)	5.70%	2.21%	1.94%	2.00%

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

The ICE BofA 1-3 Year A-BBB US Corporate Index measures performance of U.S. corporate bond issues rated A1 through BBB3, inclusive (based on an average of Moody’s, S&P and Fitch), with a remaining term to final maturity less than 3 years. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

50	Virtus Newfleet Multi-Sector Short Term Bond Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Newfleet Asset Management (“Newfleet”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

Portfolio Management

> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer and Senior Portfolio Manager of Newfleet, has managed the fund since 1993.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A, Class C and Class C1 Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A, Class C and Class C1 Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Newfleet Multi-Sector Short Term Bond Fund	51

Virtus Newfleet Senior Floating Rate Fund

Investment Objective

The fund has an investment objective of high total return from both current income and capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.75%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Total Other Expenses	0.42%	0.44%	0.42%	0.35%
Interest Expense on Borrowings	0.10%	0.10%	0.10%	0.10%
Remaining Other Expenses	0.32%	0.34%	0.32%	0.25%
Total Annual Fund Operating Expenses	1.12%	1.89%	0.87%	0.80%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.12)%	(0.14)%	(0.12)%	(0.15)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.00%	1.75%	0.75%	0.65%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.90% for Class A Shares, 1.65% for Class C Shares, 0.65% for Class I Shares and 0.55% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$374	$610	$864	$1,590
Class C	Sold	$278	$580	$1,008	$2,200
	Held	$178	$580	$1,008	$2,200
Class I	Sold or Held	$77	$266	$470	$1,061
Class R6	Sold or Held	$66	$240	$429	$976

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 50% of the average value of its portfolio.

52	Virtus Newfleet Senior Floating Rate Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund offers the potential for attractive total return and income by investing primarily in non-investment grade bank loans with a focus on higher quality companies within a rating tier. Using extensive credit and company analysis and monitoring, the subadviser looks for those securities with strong total return potential while maintaining an emphasis on managing risk.

Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of senior floating rate loans (“Senior Loans”), including both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The fund may invest up to 15% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign Senior Loans, including Yankee bonds. The fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps.

The fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Leverage Risk: When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Covenant Lite Loans Risk: The lack of financial maintenance covenants in covenant lite loans increases the risk that the fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

Virtus Newfleet Senior Floating Rate Fund	53

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	9.44%	Worst Quarter:	2020, Q1:	-14.85%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(11/3/2016)
Class I Shares
Return Before Taxes	11.32%	4.98%	3.61%	—
Return After Taxes on Distributions	7.68%	2.80%	1.58%	—
Return After Taxes on Distributions and Sale of Fund Shares	6.60%	2.86%	1.83%	—
Class A Shares
Return Before Taxes	8.11%	4.15%	3.08%	—
Class C Shares
Return Before Taxes	10.35%	3.96%	2.60%	—
Class R6 Shares
Return Before Taxes	11.48%	5.11%	—	4.20%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	0.94%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	13.04%	5.56%	4.44%	4.87%

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar-denominated leveraged loan market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Newfleet Asset Management (“Newfleet”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

54	Virtus Newfleet Senior Floating Rate Fund

Portfolio Management

> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer and Senior Portfolio Manager of Newfleet, has managed the fund since inception in 2008.

> Kyle A. Jennings, CFA, Senior Managing Director and Head of Credit Research of Newfleet, has managed the fund since inception in 2008.

> Francesco Ossino, Senior Managing Director, Senior Portfolio Manager and Bank Loan Sector Head of Newfleet, has managed the fund since 2012.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Newfleet Senior Floating Rate Fund	55

Virtus Seix Tax-Exempt Bond Fund

Investment Objective

The fund has an investment objective of providing a high level of current income that is exempt from federal income tax.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.38%	0.36%	0.38%
Total Annual Fund Operating Expenses	1.08%	1.81%	0.83%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.25)%	(0.23)%	(0.25)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	0.83%	1.58%	0.58%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.83% for Class A Shares, 1.58% for Class C Shares and 0.58% for Class I Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$357	$585	$831	$1,534
Class C	Sold	$261	$547	$959	$2,108
	Held	$161	$547	$959	$2,108
Class I	Sold or Held	$59	$240	$436	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to generate current income exempt from federal income taxes by investing in a diversified portfolio with municipal bonds of varying maturities. The management team focuses on higher quality tax-exempt municipal bonds, gauging the value of a security by issue type, credit quality, and bond structure;

56	Virtus Seix Tax-Exempt Bond Fund

however, the fund may invest up to 20% of its net assets in below investment grade tax-exempt municipal bonds. Below investment grade tax-exempt municipal bonds are considered high-yield/high-risk fixed income securities (so-called “junk bonds”).

Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in municipal bonds, the income from which is exempt from federal income taxes. The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these taxable investments may be subject to federal, state, and local taxes.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy or specific municipalities in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Municipal Securities Risk: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the fund to decrease in value, perhaps significantly.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Tax-Exempt Securities Risk: Tax-exempt securities may not provide a higher after-tax return than taxable securities, and/or the tax-exempt status may be lost or limited.

> Tax Liability Risk: Noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.

Performance Information

The Virtus Seix Tax-Exempt Bond Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Virtus Tax-Exempt Bond Fund, a series of Virtus Insight Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 23, 2016. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Successor Fund’s commencement date.

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index, and a style-specific index and more narrowly-based benchmark that reflect the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Virtus Seix Tax-Exempt Bond Fund	57

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2023, Q4:	5.74%	Worst Quarter:	2022, Q1:	-5.57%

Average Annual Total Returns (for the periods ended 12/31/23; includes returns of the Predecessor Fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	4.96%	1.82%	2.51%
Return After Taxes on Distributions	4.96%	1.76%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	2.00%	2.58%
Class A Shares
Return Before Taxes	1.82%	1.00%	1.96%
Class C Shares
Return Before Taxes	3.92%	0.80%	1.48%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
ICE BofA 1-22 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	5.65%	2.24%	2.77%

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

The ICE BofA 1-22 Year US Municipal Securities Index is a subset of the ICE BofA US Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Seix Investment Advisors (“Seix”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

Portfolio Management

> Phillip Hooks, CFA, Director, Portfolio Manager and Municipal Credit Research Analyst of Seix. Mr. Hooks has co-managed the fund since January 2024.

> Dusty Self, Managing Director and Senior Portfolio Manager of Seix. Ms. Self has managed the fund since June 2022.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

58	Virtus Seix Tax-Exempt Bond Fund

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

Distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from the federal income tax. Such net investment income attributable to “private activity” bonds (other than private activity bonds issued in 2009 or 2010) may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Seix Tax-Exempt Bond Fund	59

Virtus SGA Emerging Markets Equity Fund (formerly, Virtus Vontobel Emerging Markets Opportunities Fund)

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.98%	0.98%	0.98%	0.98%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.37%	0.31%	0.27%	0.18%
Total Annual Fund Operating Expenses	1.60%	2.29%	1.25%	1.16%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.12)%	(0.06)%	(0.02)%	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.48%	2.23%	1.23%	0.98%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.48% for Class A Shares, 2.23% for Class C Shares, 1.23% for Class I Shares and 0.98% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$692	$1,016	$1,362	$2,336
Class C	Sold	$326	$710	$1,220	$2,621
	Held	$226	$710	$1,220	$2,621
Class I	Sold or Held	$125	$395	$684	$1,510
Class R6	Sold or Held	$100	$351	$621	$1,393

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 52% of the average value of its portfolio.

60	Virtus SGA Emerging Markets Equity Fund

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities or equity-linked instruments of issuers located in emerging markets countries; such issuers may be of any capitalization. Equity-linked instruments are instruments issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security; these securities are valued at market value for purposes of the fund’s requirement to invest 80% of its assets in emerging markets countries. Equity-linked instruments in which the Fund invests include common equity securities (including initial public offerings and secondary offerings), preferred stocks, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and exchange-traded funds. SGA generally considers emerging markets countries to be those included in the MSCI Emerging Markets Index. As of the date of this prospectus, SGA considers issuers to be “located in” emerging markets if an issuer: (i) is organized in emerging markets, (ii) is headquartered in emerging markets, or (iii) has “significant exposure” to emerging markets. SGA considers an issuer as having “significant exposure” to emerging markets if it derives at least 50% of its revenue from emerging markets countries.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the fund’s portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to identify and invest in companies that they believe offer long-term predictable growth in revenues, earnings, and cash flows, and companies that demonstrate the following characteristics: pricing power, recurring revenues, growth opportunity, financial strength, and management strength. SGA seeks to invest in companies that they believe provide the best 3–5-year investment opportunities based on a combination of the conviction they have in the underlying business fundamentals and their current valuation opportunities. To the extent consistent with the fund’s investment objective and strategies, the subadviser will consider as an element of its investment research and decision-making processes for the fund any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and opportunities of companies under consideration. However, the pursuit of ESG-related goals is not the fund’s investment objective, nor one of its investment strategies. Therefore, ESG factors by themselves are not expected to determine investment decisions for the fund. The fund’s equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The fund may invest in companies of all market capitalizations. The fund will allocate its assets among various regions and countries (but no fewer than three countries). From time to time, the fund may have a significant portion of its assets invested in the securities of companies in only a few countries and one or a few regions. Although the fund seeks investments across a number of sectors, from time to time, the fund may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.
> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Geographic Concentration Risk: A fund that focuses its investments in a particular geographic location will be sensitive to financial, economic, political and other events negatively affecting that location and may cause the value of the fund to decrease, perhaps significantly.

> Convertible Securities Risk: The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Sector Focused Investing Risk: Events negatively affecting a particular market sector in which the fund focuses its investments may cause the value of the fund’s shares to decrease, perhaps significantly.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

Virtus SGA Emerging Markets Equity Fund	61

> Equity-Linked Instruments Risk: The performance of equity-linked instruments is subject to similar risks to those of the referenced equity security, in addition to the risk that the equity-linked instruments fail to replicate the performance of the referenced equity security. Equity-linked instruments also expose the fund to counterparty risk, which could result in a loss of all or part of the fund’s investment.

> ESG Risk: The fund’s consideration of ESG factors could cause the fund to perform differently from other funds. While the subadviser believes that the integration of ESG factors into the fund’s investment process has the potential to contribute to performance, ESG factors may not be considered for every investment decision and there is no guarantee that the integration of ESG factors will result in better performance.

> Exchange-Traded Funds (ETFs) Risk: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

> Growth Stocks Risk: The fund’s investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

> Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Preferred Stocks Risk: Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information

The Virtus SGA Emerging Markets Equity Fund (formerly, Virtus Vontobel Emerging Markets Opportunities Fund), a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Virtus Emerging Markets Opportunities Fund, a series of Virtus Insight Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 23, 2016. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Successor Fund’s commencement date.

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The current subadviser commenced providing services for the fund in December 2023 and therefore the returns shown in the table for periods prior to that date reflect the performance of other investment professionals.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	17.91%	Worst Quarter:	2020, Q1:	-23.64%

62	Virtus SGA Emerging Markets Equity Fund

Average Annual Total Returns (for the periods ended 12/31/23; includes returns of the Predecessor Fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(11/12/2014)
Class I Shares
Return Before Taxes	0.39%	-0.26%	1.08%	—
Return After Taxes on Distributions	0.39%	-1.30%	0.45%	—
Return After Taxes on Distributions and Sale of Fund Shares	0.23%	0.03%	1.03%	—
Class A Shares
Return Before Taxes	-5.50%	-1.71%	0.19%	—
Class C Shares
Return Before Taxes	-0.72%	-1.27%	0.05%	—
Class R6 Shares
Return Before Taxes	0.64%	0.00%	—	0.26%
MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	9.83%	3.69%	2.66%	2.74%

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Sustainable Growth Advisers, LP (“SGA”), an affiliate of VIA.

Portfolio Management

> Hrishikesh Gupta, Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Mr. Gupta has served as a Portfolio Manager of the fund since December 2023.

> Kishore Rao, Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Mr. Rao has served as a Portfolio Manager of the fund since December 2023.

> Robert L. Rohn, Portfolio Manager and co-founder of SGA. Mr. Rohn has served as a Portfolio Manager of the fund since December 2023.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Virtus SGA Emerging Markets Equity Fund	63

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

64	Virtus SGA Emerging Markets Equity Fund

Virtus Vontobel Foreign Opportunities Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.30%	0.29%	0.27%	0.19%
Total Annual Fund Operating Expenses	1.40%	2.14%	1.12%	1.04%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.01)%	(0.09)%	(0.05)%	(0.09)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.39%	2.05%	1.07%	0.95%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.39% for Class A Shares, 2.05% for Class C Shares, 1.07% for Class I Shares and 0.95% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$684	$968	$1,273	$2,137
Class C	Sold	$308	$661	$1,141	$2,465
	Held	$208	$661	$1,141	$2,465
Class I	Sold or Held	$109	$351	$612	$1,359
Class R6	Sold or Held	$97	$322	$565	$1,263

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Virtus Vontobel Foreign Opportunities Fund	65

Investments, Risks and Performance

Principal Investment Strategies

This fund seeks to provide investors with access to high-quality international companies. The securities selected for inclusion in the fund are those that in the opinion of the subadviser are well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.

Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities or equity-linked instruments of issuers located outside the United States, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

> Equity-Linked Instruments Risk: The performance of equity-linked instruments is subject to similar risks to those of the referenced equity security, in addition to the risk that the equity-linked instruments fail to replicate the performance of the referenced equity security. Equity-linked instruments also expose the fund to counterparty risk, which could result in a loss of all or part of the fund’s investment.

> Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

66	Virtus Vontobel Foreign Opportunities Fund

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	17.21%	Worst Quarter:	2020, Q1:	-19.01%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(11/12/2014)
Class I Shares
Return Before Taxes	15.73%	8.59%	5.96%	—
Return After Taxes on Distributions	15.16%	6.72%	4.56%	—
Return After Taxes on Distributions and Sale of Fund Shares	10.10%	6.81%	4.73%	—
Class A Shares
Return Before Taxes	8.97%	7.02%	5.05%	—
Class C Shares
Return Before Taxes	14.59%	7.52%	4.92%	—
Class R6 Shares
Return Before Taxes	15.90%	8.72%	—	6.07%
MSCI All Country World ex USA Index (net) (reflects no deduction for fees, expenses or taxes)	15.62%	7.08%	3.83%	4.38%

The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).

Portfolio Management

> Matthew Benkendorf, Chief Investment Officer and Managing Director at Vontobel. Mr. Benkendorf has served as Portfolio Manager of the fund since 2016.

> Daniel Kranson, CFA, Executive Director and Portfolio Manager at Vontobel. Mr. Kranson has served as Portfolio Manager of the fund since 2016.

> David Souccar, Executive Director and Portfolio Manager at Vontobel. Mr. Souccar has served as Portfolio Manager of the fund since 2016.

Virtus Vontobel Foreign Opportunities Fund	67

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

68	Virtus Vontobel Foreign Opportunities Fund

Virtus Vontobel Global Opportunities Fund

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 122 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 112 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.30%	0.31%	0.31%	0.21%
Total Annual Fund Operating Expenses	1.40%	2.16%	1.16%	1.06%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.04)%	(0.05)%	(0.07)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.36%	2.11%	1.09%	0.90%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.36% for Class A Shares, 2.11% for Class C Shares, 1.09% for Class I Shares and 0.90% for Class R6 Shares through January 31, 2025. Prior to January 31, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$681	$965	$1,270	$2,134
Class C	Sold	$314	$671	$1,155	$2,489
	Held	$214	$671	$1,155	$2,489
Class I	Sold or Held	$111	$362	$632	$1,403
Class R6	Sold or Held	$92	$321	$569	$1,280

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Virtus Vontobel Global Opportunities Fund	69

Investments, Risks and Performance

Principal Investment Strategies

This fund seeks to provide investors with exposure to high-quality global companies. The securities selected for inclusion in the fund are those believed by the subadviser to be well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.

Under normal circumstances, the fund invests in equity securities or equity-linked instruments of issuers located throughout the world, including issuers in emerging markets countries and issuers in the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Equity-Linked Instruments Risk: The performance of equity-linked instruments is subject to similar risks to those of the referenced equity security, in addition to the risk that the equity-linked instruments fail to replicate the performance of the referenced equity security. Equity-linked instruments also expose the fund to counterparty risk, which could result in a loss of all or part of the fund’s investment.

> Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

70	Virtus Vontobel Global Opportunities Fund

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	18.98%	Worst Quarter:	2020, Q1:	-17.86%

Average Annual Total Returns (for the periods ended 12/31/23)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(1/30/2018)
Class I Shares
Return Before Taxes	19.98%	10.34%	8.95%	—
Return After Taxes on Distributions	19.45%	8.52%	7.56%	—
Return After Taxes on Distributions and Sale of Fund Shares	12.19%	8.05%	7.10%	—
Class A Shares
Return Before Taxes	13.15%	8.80%	8.05%	—
Class C Shares
Return Before Taxes	18.77%	9.23%	7.86%	—
Class R6 Shares
Return Before Taxes	20.32%	10.56%	—	6.93%
MSCI All Country World Index (net) (reflects no deduction for fees, expenses or taxes)	22.20%	11.72%	7.92%	7.01%

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The MSCI All Country World Index (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).

Portfolio Management

> Matthew Benkendorf, Chief Investment Officer and Managing Director at Vontobel. Mr. Benkendorf has served as Portfolio Manager of the fund since 2009.

> Ramiz Chelat, Managing Director and Portfolio Manager at Vontobel. Mr. Chelat has served as Portfolio Manager of the fund since 2016.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

Virtus Vontobel Global Opportunities Fund	71

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

72	Virtus Vontobel Global Opportunities Fund

More Information About Fund Expenses

Virtus Investment Advisers, Inc, (“VIA” or the “Adviser”) has contractually agreed to limit the total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) through January 31, 2025 of the funds listed below, so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table:

	Class A Shares	Class C Shares	Class C1 Shares	Class I Shares	Class R6 Shares
Virtus Duff & Phelps Global Infrastructure Fund	N/A	N/A	N/A	N/A	0.85%
Virtus Duff & Phelps Global Real Estate Securities Fund	1.40%	2.15%	N/A	1.15%	0.89%
Virtus Duff & Phelps Real Asset Fund	0.50%	1.25%	N/A	0.25%	0.20%
Virtus Duff & Phelps Real Estate Securities Fund	N/A	N/A	N/A	N/A	0.79%
Virtus KAR Developing Markets Fund	1.50%	2.25%	N/A	1.25%	1.20%
Virtus KAR Emerging Markets Small-Cap Fund	1.79%(*)	2.53%(*)	N/A	1.50%	1.40%
Virtus KAR International Small-Mid Cap Fund	1.45%(*)	2.20%	N/A	1.20%	1.10%(*)
Virtus Newfleet Core Plus Bond Fund	0.78%	1.53%	N/A	0.53%	0.43%
Virtus Newfleet High Yield Fund	0.95%	1.70%	N/A	0.70%	0.59%
Virtus Newfleet Low Duration Core Plus Bond Fund	0.75%	1.50%	N/A	0.50%	0.43%
Virtus Newfleet Multi-Sector Intermediate Bond Fund	0.99%	1.74%	N/A	0.74%	0.60%
Virtus Newfleet Multi-Sector Short Term Bond Fund	0.90%	1.16%	1.66%	0.65%	0.52%
Virtus Newfleet Senior Floating Rate Fund	0.90%	1.65%	N/A	0.65%	0.55%
Virtus Seix Tax-Exempt Bond Fund	0.83%	1.58%	N/A	0.58%	N/A
Virtus SGA Emerging Markets Equity Fund	1.48%	2.23%	N/A	1.23%	0.98%
Virtus Vontobel Foreign Opportunities Fund	1.39%	2.05%	N/A	1.07%	0.95%
Virtus Vontobel Global Opportunities Fund	1.36%	2.11%	N/A	1.09%	0.90%

(*) Share class expenses currently at or below the capped level.

Following the contractual period, VIA may discontinue these and/or prior arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the applicable fund(s) to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Virtus Mutual Funds	73

For those funds operating under an expense reimbursement arrangement or fee waiver during the prior fiscal year, total (net) fund operating expenses, including acquired fund fees and expenses and interest expense, if any, after effect of any expense reimbursement and/or fee waivers were:

	Class A Shares	Class C Shares	Class C1 Shares	Class I Shares	Class R6 Shares
Virtus Duff & Phelps Global Infrastructure Fund	1.29%	2.07%	N/A	1.04%	0.84%
Virtus Duff & Phelps Global Real Estate Securities Fund	1.39%	2.14%	N/A	1.14%	0.88%
Virtus Duff & Phelps Real Asset Fund(1)	1.40%	2.16%	N/A	1.16%	1.00%
Virtus Duff & Phelps Real Estate Securities Fund	1.35%	2.07%	N/A	1.11%	0.78%
Virtus KAR Developing Markets Fund(1)	1.52%	2.27%	N/A	1.26%	1.21%
Virtus KAR Emerging Markets Small-Cap Fund	1.78%	2.52%	N/A	1.49%	1.39%
Virtus KAR International Small-Mid Cap Fund	1.45%	2.20%	N/A	1.20%	1.09%
Virtus Newfleet Core Plus Bond Fund(2)	0.80%	1.55%	N/A	0.55%	0.43%
Virtus Newfleet High Yield Fund(2)	1.00%	1.75%	N/A	0.75%	0.59%
Virtus Newfleet Low Duration Core Plus Bond Fund	0.74%	1.49%	N/A	0.49%	0.42%
Virtus Newfleet Multi-Sector Intermediate Bond Fund	0.99%	1.74%	N/A	0.74%	0.60%
Virtus Newfleet Multi-Sector Short Term Bond Fund	0.89%	1.15%	1.65%	0.64%	0.51%
Virtus Newfleet Senior Floating Rate Fund(2)	1.04%	1.79%	N/A	0.79%	0.65%
Virtus Seix Tax-Exempt Bond Fund	0.83%	1.58%	N/A	0.58%	N/A
Virtus SGA Emerging Markets Equity Fund	1.58%	2.27%	N/A	1.24%	0.97%
Virtus Vontobel Foreign Opportunities Fund	1.38%	2.04%	N/A	1.06%	0.94%
Virtus Vontobel Global Opportunities Fund	1.36%	2.11%	N/A	1.09%	0.90%

(1) Reflects blended rate under current and previous expense reimbursement arrangements.

(2) Reflects expenses under prior expense reimbursement arrangements.

More Information About Investment Objectives and Principal Investment Strategies

The investment objectives and principal strategies of each fund are described in this section. Each of the following funds has a non-fundamental investment objective or a fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of that fund without shareholder approval. If a fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that a fund will achieve its objective.

Please see the SAI for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the funds.

74	Virtus Mutual Funds

Virtus Duff & Phelps Global Infrastructure Fund

Non-Fundamental Investment Objective:

The fund has investment objectives of capital appreciation and current income.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its assets in dividend paying equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. Infrastructure companies are issuers involved to a significant extent in providing energy, utility, transportation, communication, and other essential services to society and may include issuers that are structured as master limited partnerships (“MLPs”). Under normal market conditions, the fund will invest at least 25% of its assets in securities of U.S. issuers. The fund may invest in issuers of any capitalization.

Infrastructure companies provide essential services to society including (i) the generation, transmission, distribution or storage of electricity, oil, gas or water, (ii) the provision of telecommunications services, including telephone, cable television, satellite, and other communications activities; and (iii) the construction, operation, or ownership of airports, toll roads, railroads, ports, pipelines, or educational and healthcare facilities. A company will be deemed an infrastructure company if at least 50% of its assets, gross income or profits are committed to, or derived from, one or more of the activities in the areas described above. As of September 30, 2023, the market capitalization of the issuers in which the fund was invested ranged from $5.2 billion to $123.1 billion. The fund’s policy of investing at least 80% of its assets in dividend paying equity securities of infrastructure companies may be changed only upon 60 days’ written notice to shareholders. As of September 30, 2023, the fund was invested in issuers representing 9 different countries.

The fund may invest up to 20% of its assets in securities of issuers that are not infrastructure companies, including stocks, real estate investment trusts (“REITS”) and similar REIT-like entities, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although the fund may invest in high yield-high risk fixed income securities.

The fund’s subadviser incorporates and integrates Environmental, Societal and Governance (“ESG”) factors into its investment analysis and decision-making processes consistent with the fund’s investment objectives and strategies. The subadviser’s consideration of ESG factors is intended to improve investment outcomes and decrease risk by identifying companies believed to have better operations, the ability to attract and retain the best talent, increased customer satisfaction and market share, and other means of increasing earnings and cash flow over the long term. By incorporating ESG into its fundamental analysis, the subadviser seeks to improve its understanding of the risks and opportunities that companies face. The subadviser has access to independent, third-party ESG research through Sustainalytics, ISS and Bloomberg, and may use these sources in addition to its own research.

Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objectives.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus Duff & Phelps Global Infrastructure Fund	75

Virtus Duff & Phelps Global Real Estate Securities Fund

Non-Fundamental Investment Objective:

The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by U.S. and non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. Similar to a domestic REIT, a non-U.S. real estate company generally is not subject to corporate income tax in its home country if the REIT equivalent status is available, elected, and followed, which could include distributing a significant percentage of its net income each year to stockholders, and the company meets certain other regulatory requirements. The fund is not limited to investing only in REITs or REIT-like entities; however, it invests a significant portion of its assets in these types of issuers. The fund does not make direct investments in real estate. As of September 30, 2023, the market capitalization range of the issuers in which the fund was invested was $520 million to $106.3 billion. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.

Under normal market conditions, the fund expects to invest in a number of different countries and regions. The fund intends to diversify its investments among countries and regions and to normally have represented in the portfolio business activities of approximately 10 to 20 different countries. The fund may, at times, invest up to 80% of its assets in either U.S. REIT securities or non-U.S REIT-like companies. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers incorporated in emerging market countries.

The fund concentrates its assets in the real estate industry.

In managing the fund’s portfolio, the subadviser utilizes an investment process that is primarily bottom-up in its approach, with an emphasis on superior stock selection over country and property sector allocation. The subadviser seeks to identify superior real estate companies by performing an in-depth fundamental business analysis on securities within the targeted investment universe, which includes a qualitative and quantitative assessment of management and operations, portfolio strategy and financial strength. Using proprietary valuation models, the subadviser seeks to identify undervalued companies or those companies that are selling for a price that is below the subadviser’s estimate of their intrinsic value. The portfolio construction process is guided by the outcomes of the company and valuation analytical work within the confines of a risk management overlay as it pertains to diversification, liquidity and other risk factors.

Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if their financial performance is expected to decline or if the subadviser believes the issuer fails to adjust its strategy to the real estate market cycle.

The fund’s subadviser incorporates and integrates Environmental, Societal and Governance (“ESG”) factors into its investment analysis and decision-making processes consistent with the fund’s investment objectives and strategies. The subadviser’s consideration of ESG factors is intended to improve investment outcomes and decrease risk by identifying companies believed to have better operations, the ability to attract and retain the best talent, increased customer satisfaction and market share, and other means of increasing earnings and cash flow over the long term. By incorporating ESG into its fundamental analysis, the subadviser seeks to improve its understanding of the risks and opportunities that companies face. The subadviser has access to independent, third-party ESG research through Sustainalytics, ISS and Bloomberg, and may use these sources in addition to its own research.

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. When this allocation happens, the fund may not achieve its investment objectives.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

76	Virtus Duff & Phelps Global Real Estate Securities Fund

Virtus Duff & Phelps Real Asset Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of long-term capital appreciation.

Principal Investment Strategies:

The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated and unaffiliated mutual funds and exchange-traded funds (“ETFs”) (collectively, “underlying funds”) representing a broad universe of real assets. The fund’s subadviser expects that over the long term, a multi-strategy real asset portfolio will mitigate the impact of inflation on the fund’s assets. Real assets are securities whose underlying value is tied to a tangible asset or are linked or correlated to the rate of inflation. Under normal circumstances, the fund will invest at least 80% of its net assets in underlying funds which substantially invest in directly and indirectly in real assets. Real assets are broadly defined by the fund and include: global real estate (including real estate investment trusts (“REITs”) and real estate operating companies); natural resources; commodities; global infrastructure (sectors such as utilities, telecommunications and industrials); energy midstream Master Limited Partnerships (“MLPs”), General Partners (“GPs”) and C-corporations that own midstream oil and natural gas assets; floating rate instruments (including loans) and global inflation-linked debt securities.

Among the underlying funds in which the fund invests are funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers, including emerging markets issuers, and funds that invest principally in debt instruments of any credit quality and maturity designation. Under normal circumstances, the fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the fund. The affiliated mutual funds in which the fund may invest include funds subadvised by the fund’s subadviser, Duff & Phelps Investment Management Co. The fund’s policy of investing at least 80% of its assets in underlying funds which substantially invest in real assets may be changed only upon 60 days’ written notice to shareholders.

The fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940, as amended (“the 1940 Act”). Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in affiliated and unaffiliated mutual funds, including the applicable unaffiliated ETFs.

The subadviser determines the combination of and allocation to the underlying funds based on the subadviser’s assessment of the appropriate mix of risk and return characteristics to best meet the fund’s investment objective. Under normal circumstances, the fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the fund.

The subadviser monitors the fund’s allocations to the underlying funds and may periodically rebalance assets in response to changing market or economic conditions, and investment opportunities. (Please see Appendix B to this prospectus for a description of underlying funds in which the fund intends to invest as of the date of this prospectus amendment and for additional information about target weightings and rebalancing.) The fund is not restricted as to the percentage of its assets that may be invested in underlying funds managed by the fund’s adviser, subadviser and/or portfolio managers.

The fund’s subadviser incorporates and integrates Environmental, Societal and Governance (“ESG”) factors into its investment analysis and decision-making processes consistent with the fund’s investment objectives and strategies. The subadviser’s consideration of ESG factors is intended to improve investment outcomes and decrease risk by identifying companies believed to have better operations, the ability to attract and retain the best talent, increased customer satisfaction and market share, and other means of increasing earnings and cash flow over the long term. By incorporating ESG into its fundamental analysis, the subadviser seeks to improve its understanding of the risks and opportunities that companies face. The subadviser has access to independent, third-party ESG research through Sustainalytics, ISS and Bloomberg, and may use these sources in addition to its own research.

Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus Duff & Phelps Real Asset Fund	77

Virtus Duff & Phelps Real Estate Securities Fund

Non-Fundamental Investment Objective:

The fund has investment objectives of capital appreciation and income with approximately equal emphasis.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The fund, however, does not make direct investments in real estate. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.

The fund concentrates its assets in the real estate industry.

The fund invests principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate in an effort to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The fund may invest in issuers of any capitalization. As of September 30, 2023, the market capitalization range of the issuers in which the fund was invested was $2.5 billion to $106.3 billion.

The subadviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the subadviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer’s strength of management and property, financial and performance reviews.

Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if its financial performance is expected to decline or if the subadviser believes the security’s issuer fails to adjust its strategy to the real estate market cycle.

The fund’s subadviser incorporates and integrates Environmental, Societal and Governance (“ESG”) factors into its investment analysis and decision-making processes consistent with the fund’s investment objectives and strategies. The subadviser’s consideration of ESG factors is intended to improve investment outcomes and decrease risk by identifying companies believed to have better operations, the ability to attract and retain the best talent, increased customer satisfaction and market share, and other means of increasing earnings and cash flow over the long term. By incorporating ESG into its fundamental analysis, the subadviser seeks to improve its understanding of the risks and opportunities that companies face. The subadviser has access to independent, third-party ESG research through Sustainalytics, ISS and Bloomberg, and may use these sources in addition to its own research.

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances. When this allocation happens, the fund may not achieve its investment objectives.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

78	Virtus Duff & Phelps Real Estate Securities Fund

Virtus KAR Developing Markets Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities or equity-linked instruments of developing markets companies. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. Participatory notes (“P-Notes”) are a type of equity-linked instrument used by investors to obtain exposure to a non-U.S. equity investment, including common stocks and warrants. P-Notes are issued by a counterparty such as a bank or a broker, and generally are traded over the counter. A P-Note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity security on a one-to-one basis. This type of investment allows the fund to gain exposure to certain foreign securities without trading directly in the local market.

Developing markets countries include emerging markets and frontier markets. The fund defines an “emerging market” primarily as any of the countries or markets represented in the MSCI Emerging Markets Index, and secondarily as any other country or market classified as an emerging economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations. In limited circumstances, the fund may consider to be an emerging market any country or market with similar emerging characteristics to the countries or markets represented in the MSCI Emerging Markets Index or classified as emerging by a supranational organization. The fund defines a “frontier market” primarily as any of the countries or markets represented in the MSCI Frontier Markets Index, and in limited circumstances the fund may consider to be a frontier market any other country or market with similar frontier market characteristics to those countries or markets represented in the MSCI Emerging Markets Index.

The fund intends to invest in various types of issuers and industries, and in a number of different countries. In determining whether an issuer is economically tied to a developing market, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a developing market; (ii) whether the issuer has at least 50% of its assets in a developing market; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a developing market. As of the date of this prospectus, the fund’s subadviser expects the fund to have significant investments in China, Brazil, India, Taiwan and South Korea. The particular countries in which the fund is invested may change over time.

Equity securities in which the fund invests include common stocks, preferred stocks, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Additionally, the fund may invest in certain eligible Chinese securities (“China A Shares”) listed and traded on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The fund expects to access China A Shares through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (each a “Stock Connect”), as applicable.

The subadviser uses a strategy that seeks to emphasize highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure. To the extent consistent with the fund’s investment objective and strategies, the subadviser may consider as an element of its investment research and decision making processes for the fund any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and rewards of companies under consideration. However, any consideration of ESG factors will be within the context of the subadviser’s overall investment research and evaluation of whether such factors are relevant and financially material to a particular investment opportunity and, where deemed financially material to a particular investment opportunity, whether the subadviser believes such factors are likely to materially impact anticipated long-term capital appreciation of the investment opportunity. Although the specific ESG factors that will be relevant to each investment opportunity will differ, some examples of ESG factors the subadviser believes to be relevant to many investment opportunities are water stress, toxic emissions and waste, corporate governance, product safety and quality, labor management, and diversity & inclusion. In evaluating an existing or prospective investment, ESG is just one of several factors considered by the subadviser when making investments on behalf of the fund. In addition, ESG is not weighted more heavily than other considerations, and the fund could invest in a company even if such company scores poorly when any applicable ESG factors are considered.

A proprietary model is used to determine relative value.

The subadviser does not use allocation models to restrict the fund’s investment to certain regions, countries or industries within the universe of developing market companies. The fund may invest in companies of all market capitalizations. Generally, the fund invests in approximately 30-60 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings the subadviser deems more attractive. The fund is non-diversified under federal securities laws.

Temporary Defensive Strategy: When the subadviser believes market, economic or political conditions are unfavorable for investors, the fund may temporarily invest all or part of its assets in cash or short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers’ acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. Such a temporary defensive strategy would be inconsistent with the fund’s principal investment strategies, and when such an allocation occurs, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus KAR Developing Markets Fund	79

Virtus KAR Emerging Markets Small-Cap Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in equity or equity-linked securities of small capitalization companies located in emerging markets countries. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $8 billion.

Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue or profit is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and ADRs.

The subadviser uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of managment, its relative competitive position in the industry and its financial structure. To the extent consistent with the fund’s investment objective and strategies, the subadviser may consider as an element of its investment research and decision making processes for the fund any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and rewards of companies under consideration. However, any consideration of ESG factors will be within the context of the subadviser’s overall investment research and evaluation of whether such factors are relevant and financially material to a particular investment opportunity and, where deemed financially material to a particular investment opportunity, whether the subadviser believes such factors are likely to materially impact anticipated long-term capital appreciation of the investment opportunity. Although the specific ESG factors that will be relevant to each investment opportunity will differ, some examples of ESG factors the subadviser believes to be relevant to many investment opportunities are water stress, toxic emissions and waste, corporate governance, product safety and quality, labor management, and diversity & inclusion. In evaluating an existing or prospective investment, ESG is just one of several factors considered by the subadviser when making investments on behalf of the fund. In addition, ESG is not weighted more heavily than other considerations, and the fund could invest in a company even if such company scores poorly when any applicable ESG factors are considered.

A proprietary model is used to determine relative value.

The subadviser does not use allocation models to restrict the fund’s investment to certain regions, countries or industries. Generally, the fund invests in approximately 30-60 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings the subadviser deems more attractive. The fund is non-diversified under federal securities laws.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

80	Virtus KAR Emerging Markets Small-Cap Fund

Virtus KAR International Small-Mid Cap Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small- and mid-capitalization companies. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. As of the date of this Prospectus, the fund’s subadviser considers small- and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index on a rolling three-year basis. As of September 30, 2023, the total market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index over the past three years was $0 to $40.4 billion. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country.

Equity securities in which the fund invests include common stocks, preferred stocks and ADRs. The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time. The subadviser uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cashflows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure. To the extent consistent with the fund’s investment objective and strategies, the subadviser may consider as an element of its investment research and decision making processes for the fund any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and rewards of companies under consideration. However, any consideration of ESG factors will be within the context of the subadviser’s overall investment research and evaluation of whether such factors are relevant and financially material to a particular investment opportunity and, where deemed financially material to a particular investment opportunity, whether the subadviser believes such factors are likely to materially impact anticipated long-term capital appreciation of the investment opportunity. Although the specific ESG factors that will be relevant to each investment opportunity will differ, some examples of ESG factors the subadviser believes to be relevant to many investment opportunities are water stress, toxic emissions and waste, corporate governance, product safety and quality, labor management, and diversity & inclusion. In evaluating an existing or prospective investment, ESG is just one of several factors considered by the subadviser when making investments on behalf of the fund. In addition, ESG is not weighted more heavily than other considerations, and the fund could invest in a company even if such company scores poorly when any applicable ESG factors are considered.

A proprietary model is used to determine relative value.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings the subadviser deems more attractive.

Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus KAR International Small-Mid Cap Fund	81

Virtus Newfleet Core Plus Bond Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of high total return from both current income and capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. At least 80% of the fund’s assets will be invested in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines are of comparable quality. The fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.

The fund seeks to achieve its objective by applying a time-tested approach and extensive credit research designed to capitalize on opportunities across undervalued areas of the bond markets. Under normal circumstances, the fund’s investments will include some or all of the following:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

▪ Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

▪ High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

The fund employs active sector rotation and disciplined risk management to portfolio construction. The fund seeks diversification among various sectors of the fixed income markets, which, as of the date of this Prospectus, may include some or all of the following: corporate investment grade; corporate high yield; bank loans; non-agency commercial mortgage-backed securities (“CMBS”); agency and non-agency residential mortgage-backed securities (“RMBS”); non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities, or instrumentalities.

The fund’s investable assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research-driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the subadviser believes offer the best potential to achieve the fund’s investment objective of providing a high level of total return, including a competitive level of current income. The subadviser seeks to adjust the proportion of fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the fund’s portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).

The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the Bloomberg U.S. Aggregate Bond Index. As of September 30, 2023, the modified adjusted duration of the Bloomberg U.S. Aggregate Bond Index was 6.15 years; the modified adjusted duration of the fund was 5.70 years. Typically, for a fund maintaining a modified adjusted duration of 5.70 years, a one percent increase in interest rates would cause a 5.70% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 5.70%.

Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

82	Virtus Newfleet Core Plus Bond Fund

Virtus Newfleet High Yield Fund

Non-Fundamental Investment Objective:

The fund has a primary investment objective of high current income and a secondary objective of capital growth.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield fixed income securities. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s policy of investing 80% of its assets in high yield fixed income securities may be changed only upon 60 days’ written notice to shareholders.

▪ The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading.

▪ The subadviser evaluates market conditions in the context of broad macroeconomic trends. The subadviser generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.

▪ The subadviser considers credit research an integral component of its high yield investment process. The manager invests across the credit rating spectrum.

▪ Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although it may invest in other types of high yield securities.

▪ The fund may use credit default swaps to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.

The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. As of September 30, 2023, the modified adjusted duration of the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index was 3.52 years; the modified adjusted duration of the fund was 3.43 years. Typically, for a fund maintaining a modified adjusted duration of 3.43 years, a one percent increase in interest rates would cause a 3.43% decrease in the value of the fund’s assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s assets to increase by 3.43%.

The subadviser’s investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

The fund also may invest a small percentage of its assets in closed-end funds.

Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objectives.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus Newfleet High Yield Fund	83

Virtus Newfleet Low Duration Core Plus Bond Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of providing a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s average duration will range from one to three years. Principally, the fund invests in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines are of comparable quality. The fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.

The fund seeks to achieve its objective by applying a time-tested approach and extensive credit research designed to capitalize on opportunities across undervalued areas of the bond markets. Under normal circumstances, the fund’s investments will include some or all of the following:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

▪ Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

▪ High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

The fund employs active sector rotation and disciplined risk management to portfolio construction. The fund seeks diversification among various sectors of the fixed income markets, which, as of the date of this Prospectus, may include some or all of the following: corporate investment grade; corporate high yield; bank loans; non-agency commercial mortgage-backed securities (CMBS); agency and non-agency residential mortgage-backed securities (RMBS); non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities, or instrumentalities.

The fund’s investable assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the subadviser believes offer the best potential to achieve the fund’s investment objective of providing a high level of total return, including a competitive level of current income, while preserving capital. The subadviser seeks to adjust the proportion of fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the fund’s portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).

The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the ICE BofA 1-5 Year U.S. Corporate & Government Bond Index. As of September 30, 2023, the modified adjusted duration of the ICE BofA 1-5 Year U.S. Corporate & Government Bond Index was 2.49 years; the modified adjusted duration of the fund was 2.08 years. Typically, for a fund maintaining a modified adjusted duration of 2.08 years, a one percent increase in interest rates would cause a 2.08% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 2.08%.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

84	Virtus Newfleet Low Duration Core Plus Bond Fund

Virtus Newfleet Multi-Sector Intermediate Bond Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of maximizing current income while preserving capital.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in bonds. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. “Bonds” are debt securities of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily intermediate-term bonds having a dollar-weighted average duration of between three and 10 years and that are in one of the following market sectors:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

▪ Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

▪ High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may use credit default swaps to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.

The fund may invest in all or some of these sectors. If, after the time of investment, the rating declines, the fund is not obligated to sell the security. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the Bloomberg U.S. Aggregate Bond Index. As of September 30, 2023, the modified adjusted duration of the Bloomberg U.S. Aggregate Bond Index was 6.15 years; the modified adjusted duration of the fund was 4.14 years. Typically, for a fund maintaining a modified adjusted duration of 4.14 years, a one percent increase in interest rates would cause a 4.14% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.14%.

The fund also may invest a small percentage of its assets in closed-end funds.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus Newfleet Multi-Sector Intermediate Bond Fund	85

Virtus Newfleet Multi-Sector Short Term Bond Fund

Fundamental Investment Objective:

The fund has an investment objective of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in bonds. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. “Bonds” are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality. The fund may continue to hold securities whose credit quality falls below investment grade.

The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average duration of three years or less and that are in one of the following market sectors:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

▪ Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

▪ High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity, the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration will range from one to three years. As of September 30, 2023, the modified adjusted duration of the fund’s benchmark, the ICE BofA 1-3 Year A-BBB US Corporate Index was 1.78 years.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

86	Virtus Newfleet Multi-Sector Short Term Bond Fund

Virtus Newfleet Senior Floating Rate Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of high total return from both current income and capital appreciation.

Principal Investment Strategies:

The fund will pursue its investment objectives primarily through investment in a portfolio of senior floating rate loans (“Senior Loans”) made to U.S. and foreign borrowers that are corporations, partnerships and other business entities (“Borrowers”). Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of Senior Loans, including both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. Such loans may be structured to include both term loans, which are generally fully funded at the time of the fund’s investment, and revolving credit facilities or delayed draw term loans, which would require the fund to make additional investments in the loans as required under the terms of the credit facility. The fund’s policy of investing 80% of its assets in a portfolio of Senior Loans may be changed only upon 60 days’ written notice to shareholders.

Senior Loans generally hold the most senior position in the capitalization structure of the Borrower. Interest rates on Senior Loans generally float daily or adjust periodically at a margin above a generally recognized base rate, such as the London Inter-Bank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) , the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate. The fund will purchase Senior Loans primarily through assignments, but may also purchase participation interests in Senior Loans. An assignment represents a portion of a Senior Loan attributable to a lender. With an assignment, the fund becomes a lender for purposes of the underlying loan documentation with the Borrower. Participation interests are issued by a lender or other financial institution and represent a fractional interest in a Senior Loan. With participation interests, the fund does not become a lender under the original loan documentation.

The fund may invest without limitation and generally intends to invest a substantial portion of its assets in Senior Loans rated below investment grade by established rating agencies (e.g., Standard & Poor’s Corporation and Moody’s Investors Service) (also known as junk bonds) or that are unrated but considered by the subadviser to be of comparable quality. The subadviser relies, to a significant degree, on its own credit analysis and analysis performed by third parties, rather than rating agency determinations.

The fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit linked notes, and swaps.

The fund may invest in subordinated Senior Loans, unsecured Senior Loans, adjustable rate loans, structured notes, fixed-rate obligations and other debt securities.

The fund may invest up to 15% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign Senior Loans, including Yankee bonds.

The fund may borrow an amount up to 33 1/3% of it total assets (including the amount borrowed). The fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the fund borrows more money than its cash or short-term cash equivalents and invests the proceeds in Senior Loans, the fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The subadviser’s investment process is fundamentally driven and employs a value approach. The subadviser seeks to identify attractive industries, themes, and risk levels. The subadviser performs extensive credit and company analysis, i.e. management, loan structure, and financials, in its security selection process, which focuses on higher quality companies within each rating tier. The portfolio construction process utilizes both macro economic and fundamental analysis, and emphasizes portfolio diversification.

The fund also may invest a small percentage of its assets in closed-end funds.

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus Newfleet Senior Floating Rate Fund	87

Virtus Seix Tax-Exempt Bond Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of providing a high level of current income that is exempt from federal income tax.

Principal Investment Strategies:

Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in municipal bonds of varying maturities, the income from which is exempt from federal income tax and not subject to the federal alternative minimum tax. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. The term “bonds” includes municipal bonds, notes and lease obligations, and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities, and instrumentalities.

Debt obligations may be of any maturity. Investment grade debt obligations will normally be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment. The fund may invest up to 20% of its net assets in below investment grade tax-exempt municipal bonds. The fund may invest in unrated fixed income securities; the subadviser will determine such securities to be of comparable quality to either investment grade or below investment grade. Below investment grade tax-exempt municipal bonds are considered high-yield/high-risk fixed income securities (so-called “junk bonds”).

Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, coupon rate, call features, maturity, and average life.

Issuers are selected based on sector (utility, healthcare, transportation, etc.), and the geographic opportunity presented by areas and regions that are experiencing economic stability.

The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities, as well as municipal bonds subject to the federal alternative minimum tax. Income from these investments may be subject to federal, state, and local taxes.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

88	Virtus Seix Tax-Exempt Bond Fund

Virtus SGA Emerging Markets Equity Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of providing capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities or equity-linked instruments of issuers located in emerging markets countries; such issuers may be of any capitalization. Equity-linked instruments are instruments issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security; these securities arevalued at market value for purposes of the fund’s requirement to invest 80% of its assets in emerging markets countries. Equity-linked instruments in which the Fund invests include common equity securities (including initial public offerings and secondary offerings), preferred stocks, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and exchange-traded funds. SGA generally considers emerging markets countries to be those included in the MSCI Emerging Markets Index. As of the date of this prospectus, SGA considers issuers to be “located in” emerging markets if an issuer: (i) is organized in emerging markets, (ii) is headquartered in emerging markets, or (iii) has “significant exposure” to emerging markets. SGA considers an issuer as having “significant exposure” to emerging markets if it derives at least 50% of its revenue from emerging markets countries.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the fund’s portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to identify and invest in companies that they believe offer long-term predictable growth in revenues, earnings, and cash flows, and companies that demonstrate the following characteristics: pricing power, recurring revenues, growth opportunity, financial strength, and management strength. SGA seeks to invest in companies that they believe provide the best 3–5-year investment opportunities based on a combination of the conviction they have in the underlying business fundamentals and their current valuation opportunities. To the extent consistent with the fund’s investment objective and strategies, the subadviser will consider as an element of its investment research and decision-making processes for the fund any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and opportunities of companies under consideration. However, the pursuit of ESG-related goals is not the fund’s investment objective, nor one of its investment strategies. Therefore, ESG factors by themselves are not expected to determine investment decisions for the fund. The fund’s equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The fund may invest in companies of all market capitalizations. The fund will allocate its assets among various regions and countries (but no fewer than three countries). From time to time, the fund may have a significant portion of its assets invested in the securities of companies in only a few countries and one or a few regions. Although the fund seeks investments across a number of sectors, from time to time, the fund may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus SGA Emerging Markets Equity Fund	89

Virtus Vontobel Foreign Opportunities Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of long-term capital appreciation.

Principal Investment Strategies:

Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities of issuers located outside the United States, including issuers in emerging markets countries. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. As of September 30, 2023, the fund was invested in issuers representing approximately 13 different countries. The fund’s policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.

The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or ADRs. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify attractively valued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy generally favorable long-term economic prospects.

A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed securities markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate over a full market cycle, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.

Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

90	Virtus Vontobel Foreign Opportunities Fund

Virtus Vontobel Global Opportunities Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the fund invests in equity securities of issuers located throughout the world, including issuers in emerging markets countries and issuers in the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. As of September 30, 2023, the fund was invested in issuers representing approximately 15 different countries.

The fund will primarily hold securities of companies listed on established securities exchanges or quoted on an established over-the-counter market. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar investment criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify attractively valued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy generally favorable long-term economic prospects.

A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

Most of the fund’s assets will typically be invested in equity securities of issuers in countries that are generally considered to have developed securities markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate over a full market cycle, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.

Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus Vontobel Global Opportunities Fund	91

More Information About Risks Related to Principal Investment Strategies

Each fund may not achieve its objective(s), and each fund is not intended to be a complete investment program.

Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which a fund invests can be worse than expected and investments may fail to perform as the adviser or a subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in each fund are identified in the below table and described in detail following the table. The risks are listed in alphabetical order, which is not necessarily indicative of importance. For certain funds, the indicated risks apply indirectly through the fund’s investments in other funds.

Risks	Virtus Duff & Phelps Global Infrastructure Fund	Virtus Duff & Phelps Global Real Estate Securities	Virtus Duff & Phelps Real Asset Fund	Virtus Duff & Phelps Real Estate Securities Fund	Virtus KAR Developing Markets Fund	Virtus KAR Emerging Markets Small-Cap Fund	Virtus KAR International Small-Mid Cap Fund	Virtus Newfleet Core Plus Bond Fund	Virtus Newfleet High Yield Fund
Affiliated Fund			X
Allocation			X
Bank Loans			X					X	X
Commodity and Commodity-Linked Instruments			X
Convertible Securties
Covenant Lite Loans
Debt Instruments	X		X					X	X
Credit	X		X					X	X
Interest Rate	X		X					X	X
Liquidity
Long-Term Maturities/Durations								X	X
Prepayment/Call								X	X
Depositary Receipts					X	X	X
Derivatives and Other Similar Transactions	X		X						X
Equity Securities	X	X	X	X	X	X	X
Growth Stocks Risk
Large Market Capitalization Companies			X		X
Small and Medium Market Capitalization Companies			X		X		X
Small Market Capitalization Companies						X
ESG Consideration
Exchange-Traded Funds (“ETFs”)			X
Foreign Investing	X	X	X		X	X	X	X	X
Currency Rate	X	X	X		X	X	X	X	X
Developing Market Risk					X	X
Investing in Brazil					X	X
Investing in China					X	X
Investing in India					X	X
Investing in Indonesia					X	X
Investing in South Korea					X	X
Investing in Taiwan					X	X
Emerging Market Investing		X	X		X	X	X	X	X
Equity-Linked Instruments					X	X	X
Participatory Notes					X
Foreign Currency Transactions
Frontier Market					X	X
Fund of Funds			X

92	Virtus Mutual Funds

Risks	Virtus Duff & Phelps Global Infrastructure Fund	Virtus Duff & Phelps Global Real Estate Securities	Virtus Duff & Phelps Real Asset Fund	Virtus Duff & Phelps Real Estate Securities Fund	Virtus KAR Developing Markets Fund	Virtus KAR Emerging Markets Small-Cap Fund	Virtus KAR International Small-Mid Cap Fund	Virtus Newfleet Core Plus Bond Fund	Virtus Newfleet High Yield Fund

Geographic Concentration		X
Geographic Investment	X				X	X	X
Geopolitical	X				X	X	X
High Yield/High Risk Fixed Income Securities (Junk Bonds)	X		X					X	X
Income	X		X					X	X
Industry/Sector Concentration	X	X	X	X					X
Inflation-Linked Investments			X
Infrastructure-Related Investment	X		X
Leverage			X
Limited Number of Investments					X	X	X
Liquidity			X		X	X	X
Market Volatility	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”)			X
Mortgage-Backed and Asset-Backed Securities								X	X
Municipal Bond Market
Natural Resources			X
New Fund					X
Non-Diversification					X
Preferred Stock			X		X	X	X
Real Estate Investment	X	X	X	X
Equity REIT Securities	X	X	X	X
REIT and REOC Securities	X	X	X	X
Redemption	X	X	X	X	X	X	X	X	X
Sector Focused Investing						X	X
Industrial Related Risk						X	X
Short Sales			X
Tax-Exempt Securities
Tax Liability
Unrated Fixed Income Securities			X
U.S. Government Securities								X	X

	Virtus Newfleet Low Duration Core Plus Bond Fund	Virtus Newfleet Multi-Sector Intermediate Bond Fund	Virtus Newfleet Multi-Sector Short Term Bond Fund	Virtus Newfleet Senior Floating Rate Fund	Virtus Seix Tax-Exempt Bond Fund	Virtus SGA Emerging Markets Equity Fund	Virtus Vontobel Foreign Opportunities Fund	Virtus Vontobel Global Opportunities Fund
Affiliated Fund
Allocation
Bank Loans	X	X	X	X
Commodity and Commodity-Linked Instruments
Convertible Securties						X
Covenant Lite Loans				X
Debt Instruments	X	X	X	X	X
Credit	X	X	X	X	X
Interest Rate	X	X	X	X	X
Liquidity

Virtus Mutual Funds	93

	Virtus Newfleet Low Duration Core Plus Bond Fund	Virtus Newfleet Multi-Sector Intermediate Bond Fund	Virtus Newfleet Multi-Sector Short Term Bond Fund	Virtus Newfleet Senior Floating Rate Fund	Virtus Seix Tax-Exempt Bond Fund	Virtus SGA Emerging Markets Equity Fund	Virtus Vontobel Foreign Opportunities Fund	Virtus Vontobel Global Opportunities Fund

Long-Term Maturities/Durations		X
Prepayment/Call	X	X	X	X	X
Depositary Receipts						X	X
Derivatives and Other Similar Transactions		X		X
Equity Securities						X	X	X
Growth Stocks Risk						X
Large Market Capitalization Companies						X	X	X
Small and Medium Market Capitalization Companies						X	X	X
Small Market Capitalization Companies
ESG Consideration						X
Exchange-Traded Funds (“ETFs”)						X
Foreign Investing	X	X	X	X		X	X	X
Currency Rate	X	X	X	X		X	X	X
Developing Market Risk
Investing in Brazil
Investing in China
Investing in India
Investing in Indonesia
Investing in South Korea
Investing in Taiwan
Emerging Market Investing	X	X	X			X	X	X
Equity-Linked Instruments						X	X	X
Participatory Notes
Foreign Currency Transactions
Frontier Market
Fund of Funds
Geographic Concentration						X
Geographic Investment
Geopolitical
High Yield/High Risk Fixed Income Securities (Junk Bonds)	X	X	X	X	X
Income	X	X	X	X	X
Industry/Sector Concentration
Inflation-Linked Investments
Infrastructure-Related Investment
Leverage				X
Limited Number of Investments
Liquidity				X
Market Volatility	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”)
Mortgage-Backed and Asset-Backed Securities	X	X	X
Municipal Bond Market					X
Natural Resources
New Fund
Non-Diversification
Preferred Stock						X

94	Virtus Mutual Funds

	Virtus Newfleet Low Duration Core Plus Bond Fund	Virtus Newfleet Multi-Sector Intermediate Bond Fund	Virtus Newfleet Multi-Sector Short Term Bond Fund	Virtus Newfleet Senior Floating Rate Fund	Virtus Seix Tax-Exempt Bond Fund	Virtus SGA Emerging Markets Equity Fund	Virtus Vontobel Foreign Opportunities Fund	Virtus Vontobel Global Opportunities Fund

Real Estate Investment
Equity REIT Securities
REIT and REOC Securities
Redemption	X	X	X	X	X	X	X	X
Sector Focused Investing						X
Short Sales
Tax-Exempt Securities					X
Tax Liability					X
Unrated Fixed Income Securities
U.S. Government Securities	X	X	X

Affiliated Fund

The fund’s adviser has the authority to select and substitute affiliated and/or unaffiliated mutual funds to serve as underlying funds, which may create a conflict of interest because the adviser receives fees from affiliated funds, some of which pay the adviser more than others. However, as a fiduciary to the fund the adviser is obligated to act in the fund’s best interest when selecting underlying funds.

Allocation

A fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by its adviser. If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the adviser’s intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

Bank Loans

Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, a fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.

Commodity and Commodity-Linked Instruments

Investments by a fund in commodities or commodity-linked instruments may subject the fund’s portfolio to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Individual commodity prices can fluctuate widely over short time periods. Commodity investments typically do not have dividends or income and are dependent on price movements to generate returns. Commodity price movements can deviate from equity and fixed income price movements. The means by which a fund seeks exposure to commodities, both directly and indirectly through derivatives, may be limited by the fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt instruments or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to

Virtus Mutual Funds	95

decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Covenant Lite Loans

Because covenant lite loans contain few or no financial maintenance covenants, they may not include terms that permit the lender of the loan to monitor the borrower’s financial performance and, if certain criteria are breached, declare a default, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. As a result, the fund could experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses, especially during a downturn in the credit cycle.

Debt Instruments

Debt instruments are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect an instrument’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt instruments include the following:

▪ Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk. Senior Floating Rate Fund: Generally, Senior Loans are less susceptible to this risk than certain other types of fixed income instruments, because the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower.

▪ Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments.

Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

To the extent that a fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Actions by governmental entities may also impact certain instruments in which the funds invest. For example, certain instruments in which the funds invested may have relied in some fashion upon the London Interbank Offer Rate (“LIBOR”). LIBOR historically had been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, has recommended an alternative reference rate derived from short-term repurchase agreements backed by Treasury securities, the Secured Overnight Financing Rate. Certain debt instruments in which a fund invests or derivatives contracts of the fund may continue to reference synthetic LIBOR or may have converted from LIBOR to an alternative reference rate. Although the structured transition to alternative reference rates is designed to mitigate the risks of disruption to financial markets, such risks continue to exist. The transition from LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the funds on issuers of instruments in which the funds invest, and on the financial markets generally.

▪ Limited Voting Rights Risk. Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

▪ Liquidity Risk. Certain debt instruments may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.

▪ Long-Term Maturities/Durations Risk. Fixed income instruments with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than instruments with shorter maturities or durations.

▪ Prepayment/Call Risk. There is a risk that issuers will prepay fixed rate obligations when interest rates fall. A fund holding callable instruments therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income investments experience when rates decline.

▪ Redemption Risk. Debt instruments sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.

96	Virtus Mutual Funds

Depositary Receipts

Certain funds may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the fund and may negatively impact the fund’s performance.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Derivatives and Other Similar Transactions

Derivative and other similar transactions (collectively referred to in this section as “derivatives” or “derivatives contracts”) are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives may give rise to a form of leverage which magnifies the potential for gain and the risk of loss. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the fund. In addition, some derivatives transactions may involve potentially unlimited losses.

Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a fund’s ability to invest in derivatives as the fund’s subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply a new aggregation standard for position limit purposes, which may further limit a fund’s ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a fund’s income or deferring its losses. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by a fund goes down, the value of the fund’s shares will be affected.

▪ Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

▪ Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

▪ Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

▪ Small Market Capitalization Companies Risk. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

ESG Consideration

A fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that

Virtus Mutual Funds	97

the factors utilized by a fund’s subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the funds may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of a fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require a fund to modify or alter its investment process with respect to ESG integration.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic, geopolitical, and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition , a fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a fund. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

▪ Currency Rate Risk. Because the foreign securities in which a fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of each fund’s shares is calculated in U.S. dollars, it is possible for a fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

▪ Developing Market Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Developing market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain developing markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in developing markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

o Investing in Brazil Risk. Investment in Brazilian issuers involves risks that are specific to Brazil, including legal, regulatory, political, currency and economic risks. Specifically, Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy is sensitive to fluctuations in commodity prices and commodity markets. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. A rising unemployment rate could also have the same effect. Brazil has experienced security concerns, such as terrorism and strained international relations. Incidents involving the country’s or region’s security may cause uncertainty in Brazilian markets and may adversely affect its economy and the fund’s investments. The Brazilian government currently imposes significant taxes on the transfer of currency. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of the Brazilian real into foreign currency. These and other factors could have a negative impact on the fund’s performance and increase the volatility of an investment in the fund.

o Investing in China Risk. The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability — such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures — and may result in adverse consequences to a fund investing in securities and instruments economically tied to China. A small number of companies represent a large portion of the Chinese market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to

98	Virtus Mutual Funds

the U.S.dollar, affecting the fund’s investments, to the extent the fund invests in China-related investments. Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of domestic economic demand is still at an early stage, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes. For example,recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s, or others countries’, export industry and a commensurately negative impact on a fund that invests in securities and instruments that are economically tied to China. In addition, as China’s economic and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. Military or diplomatic moves to resolve any issues could adversely affect the economies in the region. Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which the fund invests.Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China. The economies, industries, and securities and currency markets of the China region may also be adversely affected by slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, and environmental events and natural disasters that may occur in China.

Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the fund’s ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit the fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner. A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the fund’s investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the People’s Republic of China (“PRC”), among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position, which could adversely affect the fund’s performance. Changes in the operation of the Stock Connect program may restrict or otherwise affect the fund’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. For defaults occurring on or after January 1, 2020, the Hong Kong Investor Compensation Fund will cover the losses incurred by investors with respect to securities traded in a stock market operated by the SSE or SZSE and for which a buy or sell order may be directed through the Northbound Link of Stock Connect. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law.

The fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors such as the fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company. Thus, VIE structures and its contractual arrangements are not equivalent to equity ownership in the operating Chinese company, which presents additional risks.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. On February 17, 2023, the China Securities Regulatory Commission ("CSRC") released the "Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies" (the "Trial Measures") which went into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its

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investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities could take positions that result in increased tax liabilities.

Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact the value and liquidity of the investment in the VIE, and therefore a fund’s performance.

In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan may present a risk to a fund’s investments in China.

o Investing in India Risk. The value of the fund’s investments in Indian securities may be affected by political and economic developments, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers because they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the U.S. and other developed countries. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. India also has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to repeated closure and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and the fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

India’s guidelines under which foreign investors may invest in securities of Indian companies are evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the fund to achieve its investment objective or repatriate its income, gains and initial capital from India. In addition, India may require withholding on dividends paid on portfolio securities and on realized capital gains, and taxes may be substantial. There can be no assurance that restrictions on repatriation of the fund’s income, gains or initial capital from India will not occur.

The Indian population is composed of diverse religious, linguistic and ethnic groups. Religious and border disputes continue to pose problems for India. From time to time, India has experienced internal disputes between religious groups within the country. In addition,India has faced, and continues to face, military hostilities with neighboring countries and regional countries. These events could adversely influence the Indian economy and, as a result, negatively affect the fund’s investments.

Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect the fund’s investments. Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers,exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades. There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to the fund.

India is also located in a part of the world that has historically been prone to natural disasters, such as earthquakes and tsunamis. Any such natural disaster could cause a significant impact on the Indian economy, causing an adverse impact on the Fund. In addition,religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries,including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India has experienced acts of terrorism that has targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indian economy.

o Investing in Indonsesia Risk. Investments in Indonesian involve risks not typically associated with investments in developed countries. These risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic and/or socioeconomic unrest. Indonesia is considered an emerging market country characterized by a small number of listed companies, high price volatility and a relatively illiquid secondary trading market. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a fund. This will affect the rate at which a fund is able to invest in Indonesia, the purchase and sale prices for such securities and the timing of purchases and sales.

The democratic government of Indonesia is relatively new, which increases the risk of political and economic instability in the country. Indonesia has also experienced acts of terrorism and separatist violence, which has negatively impacted the economy of Indonesia. Indonesia is also prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund’s

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investments in Indonesia. In addition, many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions.

The economic and market conditions of certain countries, especially emerging market countries in Southeastern Asia, along with the flow of international capital have a strong influence on the securities market in Indonesia. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Indonesian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Indonesia. Issues in neighboring emerging market countries also may increase investors’ perception of risk in Indonesia, which may adversely impact the value of the Indonesian securities.

o Investing in South Korea Risk. Investing in South Korean securities has special risks, including political, economic and social instability, and the potential for increasing militarization in North Korea. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy.In addition, South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which,if exacerbated, could prove to be a material risk for any investments in South Korea. The South Korean economy’s dependence on the economies of Asia and the U.S. means that a reduction in spending by these economies on South Korean products and services or negative changes in any of these economies may cause an adverse impact on the South Korean economy and therefore, on the fund’s investments. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy.The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity. South Korea has privatized, or has begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.

In addition, South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact South Korea’s economy or business operations of companies in South Korea.

o Investing in Taiwan Risk. Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy.

Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which are often emerging market economies that often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to the People’s Republic of China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the continual risk of military conflict with China. These tensions may materially affect the Taiwanese economy and securities markets. Lastly, Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy.

 Emerging Market Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions and risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

 Equity-Linked Instruments Risk. Equity-linked instruments are instruments of various types issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security, including benefits from dividends and other corporate actions, but without certain rights of direct investment in the referenced securities, such as voting rights. In addition to the market and other risks of the referenced equity security, equity-linked instruments involve counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, the fund will invest in equity-linked instruments in order to obtain exposure to certain countries in which it does not have local accounts.

o Participatory Notes Risk. A fund may invest in P-Notes, to seek to gain economic exposure to markets where holding an underlying security is not feasible. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked

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to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument.

P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the fund will incur transaction costs as a result of investment in P-Notes.

▪ Foreign Currency Transactions Risk. A fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions. These transactions may be for the purposes of hedging or efficient portfolio management, or may be for investment purposes, and they may be exchange traded or traded directly with market counterparties. Such transactions may not prove successful or may have the effect of limiting gains from favorable markets movements.

A fund may use derivatives to acquire positions in various currencies, which presents the risk that the fund could lose money on its exposure to a particular currency and also lose money on the derivative. A fund also may take positions in currencies that do not correlate to the currency exposure presented by the fund’s other investments. As a result, the fund’s currency exposure may differ, in some cases significantly, from the currency exposure of its other investments and/or its benchmarks.

▪ Frontier Market Risk. Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks is the result of: (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures;(3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. In certain frontier market countries, fraud and corruption may be more prevalent than in developed market countries. Investments that a fund holds may be exposed to these risks, which could have a negative impact on their value. Additional risks of frontier market securities may include: greater political instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a fund is exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e.,a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

Fund of Funds

Achieving the fund’s objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since the fund’s performance depends on that of each underlying mutual fund, it may be subject to increased volatility.

Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. As the underlying funds or the fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.

The underlying funds may change their investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectus.

Geographic Concentration

The value of the investments of a fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

Geographic Investment

To the extent that the fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax,or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

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Geopolitical

Some countries and regions in which the fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the fund’s investments. Such geopolitical and other events may also disrupt securities markets and, during such market disruptions, the fund’s exposure to the other risks described herein will likely increase.

High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”)

Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for a fund’s subadviser to accurately predict risk. There is a greater risk with junk bonds that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative. In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a fund.

Income

The income shareholders receive from a fund is based primarily on the dividends and interest the fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the fund’s preferred stock holdings and any bond holdings could drop as well. The fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. In certain circumstances, a fund may be treated as receiving income even though no cash is received. A fund may not be able to pay distributions, or may have to reduce distribution levels, if the cash distributions that the fund receives from its investments decline. For investments in inflation-protected treasuries (TIPS), income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.

Industry/Sector Concentration

The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

Inflation-Linked Investments

The current market value of inflation-protected securities is not guaranteed and will fluctuate. Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund invested in such securities may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the inflation-protected securities held by a fund may not pay any income and the fund may suffer a loss. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a fund’s value. If interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different from the rate of the inflation index.

Infrastructure-Related

Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

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Leverage

When a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The value of the shares of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the fund to pay interest.

Limited Number of Investments

There is a risk that a fund’s portfolio may be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

Liquidity

Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

In addition to this, certain shareholders, including affiliates of a fund’s investment adviser and/or subadviser(s), may from time to time own or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their shares of the fund may increase the fund’s liquidity risk by causing the fund to have to sell securities at an unfavorable time and/or price.

Market Volatility

The value of the securities in which a fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose each fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, or other events could have a significant impact on a fund and its investments, hampering the ability of a fund’s portfolio manager(s) to invest a fund’s assets as intended.

Master Limited Partnership (MLP)

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.

Certain MLPs in which a fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the fund, would be adversely affected.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.

Early payoffs in the loans underlying such securities may result in a fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, a fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

104	Virtus Mutual Funds

Municipal Bond Market

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of a fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a fund that does not invest in municipal bonds. Certain factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of a fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. A fund may invest in municipal obligations that do not appear to be related, but in fact depend on the financial rating or support of a single government unit, in which case, events that affect one of the obligations will also affect the others and will impact the fund’s portfolio to a greater degree than if the fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Natural Resources

The fund's investments in instruments issued by companies with business operations in or related to activities in natural resources industries, are likely to be significantly affected by events affecting those industries, including international political and economic developments, energy conservation,the success of exploration projects, commodity prices, taxes and other governmental regulations.

New Fund

A new fund may experience additional risk. There can be no assurance that the fund will grow to an economically viable size, in which case the fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.

Non-Diversification

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the fund takes concentrated positions in a small number of issuers, the fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.

Preferred Stocks

Preferred stocks may provide a higher dividend rate than the interest yield on debt instruments of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt instruments, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt instruments, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Real Estate Investment

Investing in companies that invest in real estate (“Real Estate Companies”) exposes the fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. Risks associated with investing in Real Estate Companies include the following:

▪ Equity REIT Securities Risk. REITs are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents.

Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. A fund that invests in REITs and REIT-like entities will bear its proportionate share of the costs of the REITs’ and REIT-like entities’ operations. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company, depending upon the nature of dividends received by the fund.

Virtus Mutual Funds	105

▪ REIT and REOC Securities Risk. Investing in Real Estate Investment Trusts (REITs) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company. A Real Estate Operating Company (“REOC”) is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a fund’s REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the federal tax treatment that is accorded a REIT. A fund also may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Redemption

The redemption by one or more large shareholders or groups of shareholders of their holdings in a fund could have an adverse impact on the remaining shareholders in the fund by, for example, accelerating the realization of capital gains and/or increasing the fund’s transaction costs.

Sector Focused Investing

The value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

▪ Industrial-Related Risk. Funds that focus their investments in industrial companies will be subject to risks particular to that sector, including supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Short Sales

A fund may engage in short sales, which are transactions in which a fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. A fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed. Short sales are also subject to many of the risks described herein under “Derivatives and Other Similar Transactions”.

Tax-Exempt Securities

Tax-exempt securities may not provide a higher after-tax return than taxable securities, or the tax-exempt status of such securities may be lost or limited.

Tax Liability

Distributions by a fund could become taxable to shareholders as ordinary income due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by applicable tax authorities. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore the value of a fund’s shares, to decline.

Unrated Fixed Income Securities

A fund’s subadviser has the authority to make determinations regarding the quality of unrated fixed income securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

U.S. Government Securities

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

106	Virtus Mutual Funds

Management of the Funds

The Adviser

VIA (also the “Adviser”) is the investment adviser to the funds and is located at One Financial Plaza, Hartford, CT 06103. VIA acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. As of September 30, 2023, VIA had approximately $45.3 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly- owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.

Subject to the direction of the funds’ Board of Trustees, VIA is responsible for managing the funds’ investment programs and for the general operations of the funds, including oversight of the funds’ subadvisers and recommending their hiring, termination and replacement.

VIA has appointed and oversees the activities of each of the subadvisers for the funds as shown in the table below. Each subadviser manages the investments of its respective fund(s) to conform with its investment policies as described in this prospectus.

Virtus Duff & Phelps Global Infrastructure Fund	Duff & Phelps
Virtus Duff & Phelps Global Real Estate Securities Fund	Duff & Phelps

Virtus Duff & Phelps Real Asset Fund	Duff & Phelps
Virtus Duff & Phelps Real Estate Securities Fund	Duff & Phelps
Virtus KAR Developing Markets Fund	KAR
Virtus KAR Emerging Markets Small-Cap Fund	KAR
Virtus KAR International Small-Mid Cap Fund	KAR
Virtus Newfleet Core Plus Bond Fund	Newfleet
Virtus Newfleet High Yield Fund	Newfleet
Virtus Newfleet Low Duration Core Plus Bond Fund	Newfleet
Virtus Newfleet Multi-Sector Intermediate Bond Fund	Newfleet
Virtus Newfleet Multi-Sector Short Term Bond Fund	Newfleet
Virtus Newfleet Senior Floating Rate Fund	Newfleet
Virtus Seix Tax-Exempt Bond Fund	Seix

Virtus SGA Emerging Markets Equity Fund	SGA

Virtus Vontobel Foreign Opportunities Fund	Vontobel
Virtus Vontobel Global Opportunities Fund	Vontobel

Management Fees

Each fund, except Virtus Duff & Phelps Real Asset Fund, pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates. Virtus Duff & Phelps Real Asset Fund does not pay an investment management fee.

	First $1 billion	$1+ billion
Virtus KAR Developing Markets Fund	1.00%	0.95%
Virtus KAR Emerging Markets Small-Cap Fund	1.20%	1.15%
Virtus Newfleet Core Plus Bond Fund	0.45%	0.40%
Virtus Seix Tax-Exempt Bond Fund	0.45%	0.40%
Virtus SGA Emerging Markets Equity Fund	1.00%	0.95%

	First $2 billion	$2+ billion
Virtus Newfleet Low Duration Core Plus Bond Fund	0.40%	0.375%

	First $3 billion	$3+ billion
Virtus KAR International Small-Mid Cap Fund	0.90%	0.85%

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Virtus Duff & Phelps Global Infrastructure Fund	0.65%	0.60%	0.55%
Virtus Duff & Phelps Global Real Estate Securities Fund	0.85%	0.80%	0.75%
Virtus Duff & Phelps Real Estate Securities Fund	0.75%	0.70%	0.65%
Virtus Newfleet High Yield Fund	0.55%	0.50%	0.45%
Virtus Newfleet Multi-Sector Intermediate Bond Fund	0.55%	0.50%	0.45%
Virtus Vontobel Global Opportunities Fund	0.85%	0.80%	0.75%

	First $2 billion	$2+ billion through $4 billion	$4+ billion
Virtus Newfleet Senior Floating Rate Fund	0.45%	0.40%	0.38%
Virtus Vontobel Foreign Opportunities Fund	0.85%	0.80%	0.75%

First $1 billion	$1+ billion through	$2+ billion through $10	$10+ billion

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		$2 billion	billion
Virtus Newfleet Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%	0.425%

In its last fiscal year, the funds paid fees to the adviser at the following percentage of average net assets:

Virtus Duff & Phelps Global Infrastructure Fund	0.65%
Virtus Duff & Phelps Global Real Estate Securities Fund	0.85%
Virtus Duff & Phelps Real Estate Securities Fund	0.75%
Virtus KAR Emerging Markets Small-Cap Fund	1.20%
Virtus KAR Developing Markets Fund	1.00%
Virtus KAR International Small-Mid Cap Fund	0.90%
Virtus Newfleet Core Plus Bond Fund	0.45%
Virtus Newfleet High Yield Fund	0.55%
Virtus Newfleet Low Duration Core Plus Bond Fund	0.40%
Virtus Newfleet Multi-Sector Intermediate Bond Fund	0.55%
Virtus Newfleet Multi-Sector Short Term Bond Fund	0.48%
Virtus Newfleet Senior Floating Rate Fund	0.45%
Virtus Seix Tax-Exempt Bond Fund	0.45%
Virtus SGA Emerging Markets Equity Fund	0.98%
Virtus Vontobel Foreign Opportunities Fund	0.85%
Virtus Vontobel Global Opportunities Fund	0.85%

The Subadvisers

Duff & Phelps, an affiliate of VIA, is located at 10 South Wacker Drive, 19th Floor, Chicago, IL 60606. Duff & Phelps acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of September 30, 2023, Duff & Phelps managed approximately $11.1 billion.

KAR, an affiliate of VIA, is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. As of September 30, 2023, KAR managed approximately $52.8 billion, of which $37.0 billion was regulatory assets under management and $15.8 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

Virtus Fixed Income Advisers, LLC, (“VFIA”) an affiliate of VIA, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its divisions, Newfleet and Seix, in subadvising their respective fund(s) as described herein. As of September 30, 2023, the three divisions that make up VFIA had approximately $34.1 billion in aggregate assets under management.

The Newfleet division of VFIA acts as subadviser to mutual funds and as adviser to institutions and individuals. Newfleet Asset Management, LLC, which merged with and into VFIA on July 1, 2022, and the former portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989. As of September 30, 2023, the Newfleet division of VFIA had approximately $13.2 billion in assets under management.

The Seix division of VFIA is a fundamental, credit driven fixed income boutique specializing in investment grade and high yield bond and leveraged loan management. Seix has employed its bottom-up, research-oriented approach to fixed income management for over 20 years. The entity that is now VFIA, and the former portfolio management team of which now operates as the Seix division of VFIA, was established in 2008. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined the entity now known as Virtus Fund Advisers, LLC, as the institutional fixed income management division. As of September 30, 2023, the Seix division of VFIA had approximately $13.2 billion in assets under management.

SGA, an affiliate of VIA, is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. As of September 30, 2023, SGA managed approximately $23.1 billion, of which 20.7 billion was regulatory assets under management and $2.4 billion was model/emulation assets under contract. Model/emulation assets refer to assets that SGA is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as subadviser to six series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. As of September 30, 2023, Vontobel managed approximately $24.3 billion, of which $24 billion was discretionary regulatory assets under management and $368 million was model/emulation assets under contract. Model/emulation assets refer to assets that Vontobel is under contract to deliver a model portfolio to and are considered non-discretionary regulatory assets under management.

The Adviser pays each subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:

Virtus Duff & Phelps Global Infrastructure Fund	50% of net investment management fee
Virtus Duff & Phelps Global Real Estate Securities Fund	50% of net investment management fee

Virtus Duff & Phelps Real Asset Fund(*)	50% of net investment management fee

Virtus Duff & Phelps Real Estate Securities Fund	50% of net investment management fee
Virtus KAR Developing Markets Fund	50% of net investment management fee
Virtus KAR Emerging Markets Small-Cap Fund	50% of net investment management fee
Virtus KAR International Small-Mid Cap Fund	50% of net investment management fee
Virtus Newfleet Core Plus Bond Fund	50% of net investment management fee
Virtus Newfleet High Yield Fund	50% of net investment management fee

108	Virtus Mutual Funds

Virtus Newfleet Low Duration Core Plus Bond Fund	50% of net investment management fee
Virtus Newfleet Multi-Sector Intermediate Bond Fund	50% of net investment management fee
Virtus Newfleet Multi-Sector Short Term Bond Fund	50% of net investment management fee
Virtus Newfleet Senior Floating Rate Fund	50% of net investment management fee
Virtus Seix Tax-Exempt Bond Fund	50% of net investment management fee

Virtus SGA Emerging Markets Equity Fund	50% of net investment management fee

Virtus Vontobel Foreign Opportunities Fund	50% of net investment management fee
Virtus Vontobel Global Opportunities Fund	50% of net investment management fee

(*) Since the current investment management fee for Virtus Duff & Phelps Real Asset Fund is 0%, there is no subadvisory fee payable to Duff & Phelps.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements of the funds is available in the Funds’ 2023 semiannual report, covering the period October 1, 2022 through March 31, 2023.

The funds operate under a “manager of managers” structure, in which the Adviser provides general management services to the funds, including overall supervisory responsibility for the general management and investment of the funds’ assets, and the Adviser has the ultimate responsibility, subject to oversight by the funds’ Board of Trustees, to oversee the funds’ subadvisers and recommend their hiring, termination and replacement.

Certain of the funds (all except Virtus Duff & Phelps Global Real Estate Securities Fund, Virtus Duff & Phelps Real Asset Fund, Virtus KAR Developing Markets Fund, Virtus KAR International Small-Mid Cap Fund, Virtus Newfleet Core Plus Bond Fund, Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Seix Tax-Exempt Bond Fund, Virtus SGA Emerging Markets Equity Fund and Virtus Vontobel Foreign Opportunities Fund) and the Adviser have received shareholder approval to rely on an exemptive order from the SEC that permits the Adviser, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

Virtus Duff & Phelps Global Real Estate Securities Fund, Virtus Duff & Phelps Real Asset Fund, Virtus KAR Developing Markets Fund, Virtus KAR International Small-Mid Cap Fund, Virtus Newfleet Core Plus Bond Fund, Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus SGA Emerging Markets Equity Fund and Virtus Vontobel Foreign Opportunities Fund and the Adviser have received shareholder approval to rely on an exemptive order and additional exemptive relief from SEC that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of the fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. In such circumstances, shareholders would receive notice of such action. In addition, the exemptive relief permits the fund to disclose its advisory fees as follows: (a) advisory fees paid by the fund to the Adviser and the subadvisory fees paid by the Adviser to wholly-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and (b) subadvisory fees paid by the Adviser to multiple unaffiliated and partially-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each such subadviser individually.

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the funds’ portfolios.

Duff & Phelps

Virtus Duff & Phelps Global Infrastructure Fund	Connie M. Luecke, CFA (since the fund’s inception in 2004) Steven Wittwer, CFA, CPA (since September 2018)
Virtus Duff & Phelps Global Real Estate Securities Fund	Geoffrey P. Dybas, CFA Frank J. Haggerty, Jr., CFA (both since the fund’s inception in 2009)

Virtus Duff & Phelps Real Asset Fund	David D. Grumhaus, Jr (since February 2020) Daniel Petrisko, CFA (since February 2020) Steven Wittwer, CFA, CPA (since February 2020)
Virtus Duff & Phelps Real Estate Securities Fund	Geoffrey P. Dybas, CFA (since 1998) Frank J. Haggerty, Jr., CFA (since 2007)

Geoffrey P. Dybas, CFA. Mr. Dybas joined Duff & Phelps in 1995 and serves as Executive Managing Director, Global Real Estate Securities team head and Senior Portfolio Manager. He is Senior Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, inclusive of the real estate strategies in the Virtus Opportunities Trust. Prior to joining Duff & Phelps, Mr. Dybas was a corporate banker at Bank One.

David D. Grumhaus, Jr. Mr. Grumhaus, President, and Chief Investment Officer of Duff & Phelps. Mr. Grumhaus has served as a Portfolio Manager of the fund since February 2020. Prior to joining Duff & Phelps in 2014, Mr. Grumhaus served as a portfolio manager and director of research for Copia Capital, LLC. Previously, he was an investment banker for Goldman, Sachs & Co., and William Blair & Company, LLC. Mr. Grumhaus began his career in the investment industry in 1989.

Frank J. Haggerty, Jr., CFA. Mr. Haggerty joined Duff & Phelps in 2005 and serves as Senior Managing Director and Senior Portfolio Manager. He is Senior Portfolio Manager for the dedicated REIT portfolios managed by Duff & Phelps, inclusive of the real estate strategies in the Virtus Opportunities Trust. Prior to joining Duff & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management.

Virtus Mutual Funds	109

Connie M. Luecke, CFA. Ms. Luecke joined Duff & Phelps in 1992 and serves as Senior Managing Director and Senior Portfolio Manager. She has been a portfolio manager of the Virtus Duff & Phelps Global Infrastructure Fund since its inception in 2004, as well as portfolio manager for all Global Listed Infrastructure strategies managed by Duff & Phelps. In addition, Ms. Luecke is Vice President and Chief Investment Officer of the DNP Select Income Fund Inc. Prior to joining Duff & Phelps, Ms. Luecke was a financial valuation consultant with Coopers & Lybrand for two years and research assistant with Harris Associates L.P. for six years.

Daniel Petrisko, CFA. Mr. Petrisko serves as Executive Managing Director, Senior Portfolio Manager and Group Head of the Portfolio Solutions Group at Duff & Phelps. He is responsible for oversight and management of institutional and retail fixed income and passive equity products, and is a Senior Officer of the Duff & Phelps closed-end funds. Prior to joining Duff & Phelps in 1995, Mr. Petrisko held positions in the treasury and investment areas of Citibank.

Steven Wittwer, CFA, CPA. Mr. Wittwer serves as Executive Managing Director, Senior Portfolio Manager and Head of Infrastructure Group of Duff & Phelps. He is a portfolio manager for the Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Real Asset Fund and all Global Listed Infrastructure strategies managed by Duff & Phelps. Mr. Wittwer was a Portfolio Manager and Senior Equity Analyst at Great Lakes Advisors in Chicago (2013 to 2016), and previously worked for UBS Global Asset Management for 14 years as an analyst and portfolio manager. He began his investment industry career in 1997.

KAR

Virtus KAR Developing Markets Fund	Hyung Kim Craig Thrasher, CFA (both since the fund’s inception in June 2021)
Virtus KAR Emerging Markets Small-Cap Fund	Hyung Kim (since April 2017) Craig Thrasher, CFA (since the fund’s inception in December 2013)
Virtus KAR International Small-Mid Cap Fund	Hyung Kim (since December 2018) Craig Thrasher, CFA (since the fund’s inception in September 2012)

Hyung Kim. Mr. Kim is a Portfolio Manager and Senior Research Analyst at KAR (since 2017) with primary research responsibilities for the Emerging Markets and International Small Cap Portfolios. Prior to joining KAR, Mr. Kim was an International Equity Analyst for Advisory Research Inc. (2010 to 2017). He has approximately 20 years of research experience.

Craig Thrasher, CFA. Mr. Thrasher is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the International and Emerging Markets Small Cap Portfolios. Before joining KAR in 2008, Mr. Thrasher was employed at Kirr, Marbach & Company as an equity analyst, and at Wedbush Morgan Securities in correspondent credit. He has approximately 20 years of equity research experience.

Newfleet

Virtus Newfleet Core Plus Bond Fund	David L. Albrycht, CFA (since 2012) Stephen H. Hooker, CFA (since April 2017)

Virtus Newfleet High Yield Fund	David L. Albrycht, CFA (since 2011) William J. Eastwood, CFA (since August 2019) Eric Hess, CFA (since August 2019) Matthew Kearns, CFA (since November 2023)

Virtus Newfleet Low Duration Core Plus Bond Fund	David L. Albrycht, CFA (since May 2012) Benjamin Caron, CFA (since May 2012) Lisa M. Baribault (since January 2017)
Virtus Newfleet Multi-Sector Intermediate Bond Fund	David L. Albrycht, CFA (since 1994)
Virtus Newfleet Multi-Sector Short Term Bond Fund	David L. Albrycht, CFA (since 1993)
Virtus Newfleet Senior Floating Rate Fund	David L. Albrycht, CFA (since 2008) Kyle A. Jennings, CFA (since 2008) Francesco Ossino (since 2012)

David L. Albrycht, CFA. Mr. Albrycht is President and Chief Investment Officer at Newfleet. Prior to joining Newfleet in 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, which at the time was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income and variable investment options as well as two closed-end funds.

Lisa M. Baribault. Ms. Baribault is a Director and Portfolio Manager at Newfleet (since 2011). Prior to 2011, Ms. Baribault was a manager of Investment Accounting at Phoenix Life Insurance Company. Ms. Baribault began her career in the investment industry in 2003.

Benjamin Caron, CFA. Mr. Caron is Senior Managing Director and Portfolio Manager at Newfleet (since June 2011). Prior to June 2011, Mr. Caron was on the fixed income team at Goodwin. Mr. Caron also is a portfolio manager of a closed-end fund managed by Newfleet, in addition to assisting the senior portfolio manager in the management of several open-end funds managed by Newfleet. Mr. Caron joined Goodwin in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients.

William J. Eastwood, CFA. Mr. Eastwood is a Senior Managing Director and Head of Trading at Newfleet with trading responsibilities primarily for leveraged finance. In addition, Mr. Eastwood is co-portfolio manager of the Newfleet High Yield and Flexible Credit strategies in both separately managed and pooled vehicles, as well as mutual funds, through a number of subadvisory relationships. Mr. Eastwood joined Newfleet in 2011 as a senior fixed income trader. Prior to joining Newfleet, he served as a senior fixed income trader at several firms, including Neuberger Berman, PPM America, and Phoenix Investment Counsel.

Eric Hess, CFA. Mr. Hess is a Managing Director and Credit Analyst at Newfleet and Sector Head of High Yield Credit. He is also responsible for the oil and gas, power, and utility industries. In addition, Mr. Hess is co-portfolio manager of the Newfleet High Yield and Flexible Credit strategies in both separately managed and pooled vehicles, as well as mutual funds, through a number of subadvisory relationships. Prior to joining Newfleet in 2011, Mr. Hess was on the fixed income

110	Virtus Mutual Funds

team at Goodwin Capital Advisers. He joined Goodwin Capital’s corporate credit research group in 2010. Previous to joining Goodwin, he was a credit analyst for The Travelers Companies.

Stephen H. Hooker, CFA. Mr. Hooker is a Managing Director and Portfolio Manager at Newfleet (since 2011). He is responsible for the paper and packaging and chemicals industry sectors, and the Eastern Europe, Middle East, and Africa sovereign credit sector. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.

Kyle A. Jennings, CFA. Mr. Jennings is Senior Managing Director and Head of Credit Research (since 2011). Prior to joining Newfleet, Mr. Jennings was Managing Director of Goodwin. Previously, he was associated with VIA, which at the time was an affiliate of Goodwin, and has been a member of the corporate credit research team since 1998. He is the sector manager for the leveraged loan sector of the multi-sector fixed income strategies of Newfleet. He has over 20 years of investment experience.

Matthew Kearns, CFA. Mr. Kearns is a portfolio manager for U.S. and European high yield at Newfleet, an operating division of VFIA, joining in November 2023. Additionally, Mr. Kearns is a portfolio manager (since 2018) for U.S. and European high yield at Stone Harbor Investment Partners, an operating division of VFIA. Mr. Kearns joined the predecessor to Stone Harbor Investment Partners in 1997, where he became a credit analyst, evaluating corporate securities and was responsible for covering the broadcasting, entertainment/leisure, towers, publishing, chemicals, and utilities industries. He is a Chartered Financial Analyst® (CFA®) charterholder and a member of the CFA Institute and CFA Society New York. He began working in the investment industry in 1997.

Francesco Ossino. Mr. Ossino is Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, with a primary focus on floating rate bank loan products. Prior to joining Virtus in August 2012, Mr. Ossino was a portfolio manager at Hartford Investment Management Company (2004 to 2012), where he managed mutual funds focused on bank loans and a commingled bank loan portfolio for institutional investors. Previously, he held a variety of credit analyst and portfolio management positions at CIGNA (2002 to 2004), HVB Bank (2000 to 2002) and FleetBoston Financial (1996 to 2000).

Seix

Virtus Seix Tax-Exempt Bond Fund	Phillip Hooks, CFA (since January 2024) Dusty Self (since June 2022)

Phillip Hooks, CFA. Mr. Hooks is a portfolio manager and research analyst for Seix’s tax-exempt portfolios and provides analysis for all the Investment Grade Tax-Exempt Bond Funds. Mr. Hooks joined Seix Investment Advisors’ predecessor firm in 2009 as a research analyst. He has worked in investment management since 2005.

Dusty Self. Ms. Self joined Seix Investment Advisors, Inc., the predecessor to Seix, in 1992 and serves as Senior Portfolio Manager and Managing Director at Seix and Newfleet and provides analysis for all the Investment Grade Tax-Exempt Bond Funds. Ms. Self began her career as a portfolio specialist and then as a performance analyst at Seix Investment Advisors’ predecessor firm. She has worked in investment management since 1992.

SGA

Virtus SGA Emerging Markets Equity Fund	Hrishikesh Gupta (since December 2023) Kishore Rao (since December 2023) Robert L. Rohn (since December 2023)

Hrishikesh Gupta. Mr. Gupta is an Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Prior to joining the firm in 2014, he was a Senior Analyst at MDR Capital Management and an Investment Banking Associate at Bank of America Merrill Lynch. Prior to that, Mr. Gupta spent three years in the industry as a Product and Program Manager at Amazon.com and, as part of their strategic executive division, led the launch of Amazon’s Japanese and German merchant platforms.

Kishore Rao. Mr. Rao is an Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Prior to joining the firm in 2004, he was a member of the investment team at Trident Capital, an Investment Analyst at Tiger Management and an Analyst at Wellington Management. Mr. Rao was a Founder and General Manager of the Street Events division of Corporate Communications Broadcast Network.

Robert L. Rohn. Mr. Rohn is a Portfolio Manager and a member of the firm’s Investment Committee. Prior to co-founding SGA in 2003, Mr. Rohn was a portfolio manager and principal with W.P Stewart & Co, Ltd. (“W.P. Stewart”), an investment advisory firm noted for managing large-cap growth stock portfolios. During his twelve-year tenure with W.P. Stewart, he was CEO of the firm’s core U.S. investment business and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was a Vice President with Yeager, Wood & Marshall, Inc., where he was a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management.

Vontobel

Virtus Vontobel Foreign Opportunities Fund	Matthew Benkendorf (since March 2016) Daniel Kranson, CFA (since June 2016) David Souccar (since June 2016)
Virtus Vontobel Global Opportunities Fund	Matthew Benkendorf (since 2009) Ramiz Chelat (since June 2016)

Matthew Benkendorf. Mr. Benkendorf is Chief Investment Officer of Vontobel. He serves as Portfolio Manager of the Virtus Vontobel Foreign Opportunities Fund (since March 2016) and the Virtus Vontobel Global Opportunities Fund (since March 2016) and previously served as Deputy Portfolio Manager (January 2015 to March 2016) and Co-Portfolio Manager (2009 through 2014) of the Virtus Vontobel Global Opportunities Fund. Previously at Vontobel he served as a Managing

Virtus Mutual Funds	111

Director (April 2013 to March 2016); Executive Director (April 2012 to April 2013); Director (July 2009 to April 2012); Vice President (2007 to 2009); Assistant Vice President (2005 to 2007); and Senior Research Analyst (2002 to 2005). Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator.

Ramiz Chelat. Mr. Chelat is a Managing Director and Portfolio Manager of Vontobel. He serves as Portfolio Manager of the Virtus Vontobel Global Opportunities Fund (since June 2016). Mr. Chelat joined Vontobel in 2007 as a senior research analyst and continues to maintain his research responsibilities, with a primary focus on the consumer discretionary, consumer staples and information technology sectors. He began his financial career in 1997.

Daniel Kranson, CFA. Mr. Kranson is an Executive Director and Portfolio Manager of Vontobel. He serves as Portfolio Manager of the Virtus Vontobel Foreign Opportunities Fund (since June 2016). Mr. Kranson joined Vontobel in 2007 as a senior research analyst with a primary focus on consumer staples, energy, health care, and materials stocks. Previously, he was at Scout Capital Management (from 2006 to 2007) and on the sell-side at Sanford C. Bernstein & Co. (from 1999 to 2006).

David Souccar. Mr. Souccar is an Executive Director and Portfolio Manager at Vontobel. He serves as Portfolio Manager of the Virtus Vontobel Foreign Opportunities Fund (since June 2016). Mr. Souccar joined Vontobel in 2007 as a senior research analyst and continues to maintain his research responsibilities, with a focus on the energy, industrials and utilities sectors. He began his financial career in 1996.

Please refer to the SAI for additional information about the funds’ portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.

112	Virtus Mutual Funds

Additional Risks Associated with Investment Techniques and Fund Operations

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, certain of the funds listed in the chart below may engage in additional investment techniques that present additional risks to a fund as described below. Those additional investment techniques in which a fund is expected to engage as of the date of this prospectus are indicated in the chart below, although other techniques may be utilized from time to time. The information below the chart describes the additional investment techniques and their risks. Many of the additional investment techniques that a fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the SAI.

Risks	Virtus Duff & Phelps Global Infrastructure Fund	Virtus Duff & Phelps Global Real Estate Securities	Virtus Duff & Phelps Real Asset Fund	Virtus Duff & Phelps Real Estate Securities Fund	Virtus KAR Developing Markets Fund	Virtus KAR Emerging Markets Small-Cap Fund	Virtus KAR International Small-Mid Cap Fund	Virtus Newfleet Core Plus Bond Fund	Virtus Newfleet High Yield Fund
Brady Bonds
Closed-End Funds									X
Convertible Securities		X		X				X	X
Cybersecurity	X	X	X	X	X	X	X	X	X
Debt Instruments
Depositary Receipts		X
Derivatives and Other Similar Transactions		X		X				X
Equity Securities								X
ESG Consideration	X	X	X	X	X	X	X
Exchange-Traded Funds (ETFs)					X	X	X		X
Foreign Investing				X
Foreign Currency Transactions	X
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)		X
Illiquid and Restricted Securities								X
Infrastructure-Related Investing		X
Initial Public Offerings (IPOs)					X	X	X
Investment Grade Securities		X		X					X
Leverage								X
LIBOR	X	X	X	X				X	X
Master Limited Partnership (“MLP”)	X
MLP Affiliate Risk	X		X
Money Market Instruments									X
Mutual Fund Investing								X
Non-Performing Securities									X
Operational	X	X	X	X	X	X	X	X	X
Private Placements					X	X	X		X
Repurchase Agreements	X							X
Securities Lending	X		X		X	X		X	X
Short-Term Investments					X	X			X
Unrated Fixed Income Securities		X		X				X	X
U.S. and Foreign Government Obligations	X	X	X	X
U.S. Government Securities		X		X					X
Variable Rate, Floating Rate and Variable Amount Securities		X		X
When-Issued and Delayed-Delivery Securities	X							X	X
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds	X							X	X

Virtus Mutual Funds	113

	Virtus Newfleet Low Duration Core Plus Bond Fund	Virtus Newfleet Multi-Sector Intermediate Bond Fund	Virtus Newfleet Multi-Sector Short Term Bond Fund	Virtus Newfleet Senior Floating Rate Fund	Virtus Seix Tax-Exempt Bond Fund	Virtus SGA Emerging Markets Equity Fund	Virtus Vontobel Foreign Opportunities Fund	Virtus Vontobel Global Opportunities Fund
Brady Bonds							X	X
Closed-End Funds		X		X
Convertible Securities	X	X	X	X	X		X	X
Counterparty	X				X	X
Currency Rate
Cybersecurity	X	X	X	X	X	X	X	X
Debt Instruments						X	X	X
Depositary Receipts								X
Derivatives and Other Similar Transactions	X		X				X	X
Equity Securities	X	X
ESG Consideration
Exchange-Traded Funds (ETFs)		X	X	X			X	X
Foreign Investing		X					X	X
Foreign Currency Transactions		X					X	X
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)							X	X
Illiquid and Restricted Securities	X						X	X
Infrastructure-Related Investing
Initial Public Offerings (IPOs)
Investment Grade Securities		X	X
Leverage	X				X		X	X
LIBOR	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”)
MLP Affiliate Risk
Money Market Instruments		X	X
Mutual Fund Investing	X						X	X
Non-Performing Securities				X
Operational	X	X	X	X	X	X	X	X
Private Placements		X	X	X
Repurchase Agreements	X			X
Securities Lending	X				X	X	X	X
Short-Term Investments	X	X	X				X	X
Unrated Fixed Income Securities	X	X	X	X			X	X
U.S. and Foreign Government Obligations				X			X	X
U.S. Government Securities
Variable Rate, Floating Rate and Variable Amount Securities							X	X
When-Issued and Delayed-Delivery Securities	X						X	X
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds	X						X	X

Brady Bonds

Brady Bonds are dollar-denominated bonds issued by certain emerging market countries and collateralized by zero-coupon U.S. Treasury bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults, making the bonds speculative in nature. In considering the risks associated with these bonds, an investor should also review and consider the risks associated with investing in emerging markets generally.

Closed-End Funds

Investing in closed-end funds involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the fund level may be reduced by the operating expenses and fees of such other closed-end funds, including advisory fees. There can be no assurance that the investment objective of any fund in which the Series invests will be achieved. Closed-end funds are subject to the risks of investing in the underlying securities.

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The Series, as a holder of the securities of a closed-end fund, will bear its pro rata portion of the closed-end fund’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Series’ own operations. To the extent the Series invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Series will bear not only his proportionate share of the expenses of the Series, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end fund fluctuates and may be either higher or lower than the NAV of such closed-end fund.

▪ Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. Whether the fund will realize gains or losses upon the sale of shares of underlying closed-end funds will depend not upon the underlying closed-end funds’ net asset values, but entirely upon whether the market price of the shares at the time of sale is above or below the purchase price for the shares.

▪ Leverage Risk. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks or other methods. While this leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that such closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the closed-end fund incurs capital losses, the return to common stockholders, such as the fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

▪ Proxy Voting. To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end fund in which the fund has invested are solicited to vote, the fund’s investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end fund or seek instructions from the fund’s stockholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the fund to incur additional costs. In addition, if the fund votes its proxies in the same general proportion as shares held by other stockholders, the fund may be required to vote contrary to that which the adviser believes is in the fund’s best interests in light of its investment objective and strategy.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt instruments or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the funds are potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the funds or their service providers (including, but not limited to, the funds’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the funds. Any such cybersecurity breaches or losses of service may cause the funds to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the funds invest, which may cause the funds’ investments in such issuers to lose value.

Debt Instruments

Debt instruments are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect an instrument’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt instruments include the following:

▪ Credit Risk. There is a risk that the issuer of an instrument will fail to pay interest or principal in a timely manner, or that negative perceptions exist in the market of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk. Senior Floating Rate Fund: Generally, Senior Loans are less susceptible to this risk than certain other types of fixed income instruments, because the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower.

▪ Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments.

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Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

To the extent that a fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Actions by governmental entities may also impact certain instruments in which the funds invest. For example, certain instruments in which the funds invested may have relied in some fashion upon the London Interbank Offer Rate (“LIBOR”). LIBOR historically had been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, has recommended an alternative reference rate derived from short-term repurchase agreements backed by Treasury securities, the Secured Overnight Financing Rate. Certain debt instruments in which a fund invests or derivatives contracts of the fund may continue to reference synthetic LIBOR or may have converted from LIBOR to an alternative reference rate. Although the structured transition to alternative reference rates is designed to mitigate the risks of disruption to financial markets, such risks continue to exist. The transition from LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the funds on issuers of instruments in which the funds invest, and on the financial markets generally.

▪ Limited Voting Rights Risk. Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

▪ Liquidity Risk. Certain debt instruments may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.

▪ Long-Term Maturities/Durations Risk. Fixed income instruments with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than instruments with shorter maturities or durations.

▪ Prepayment/Call Risk. There is a risk that issuers will prepay fixed rate obligations when interest rates fall. A fund holding callable instruments therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income investments experience when rates decline.

▪ Redemption Risk. Debt instruments sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.

Depositary Receipts

Certain funds may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the fund and may negatively impact the fund’s performance.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Derivatives and Other Similar Transactions

Derivative and other similar transactions (collectively referred to in this section as “derivatives” or “derivatives contracts”) are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives may give rise to a form of leverage which magnifies the potential for gain and the risk of loss. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the fund. In addition, some derivatives transactions may involve potentially unlimited losses.

116	Virtus Mutual Funds

Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a fund’s ability to invest in derivatives as the fund’s subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply a new aggregation standard for position limit purposes, which may further limit a fund’s ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a fund’s income or deferring its losses. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by a fund goes down, the value of the fund’s shares will be affected.

ESG Consideration

A fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that the factors utilized by a fund’s subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the funds may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of a fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require a fund to modify or alter its investment process with respect to ESG integration.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic, geopolitical, and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition , a fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a fund. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

▪ Emerging Market Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions and risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

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▪ Foreign Currency Transactions Risk. A fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions. These transactions may be for the purposes of hedging or efficient portfolio management, or may be for investment purposes, and they may be exchange traded or traded directly with market counterparties. Such transactions may not prove successful or may have the effect of limiting gains from favorable markets movements.

A fund may use derivatives to acquire positions in various currencies, which presents the risk that the fund could lose money on its exposure to a particular currency and also lose money on the derivative. A fund also may take positions in currencies that do not correlate to the currency exposure presented by the fund’s other investments. As a result, the fund’s currency exposure may differ, in some cases significantly, from the currency exposure of its other investments and/or its benchmarks.

High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”)

Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for a fund’s subadviser to accurately predict risk. There is a greater risk with junk bonds that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative. In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a fund.

Illiquid and Restricted Securities

Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes, declining prices of the securities sold, or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

Infrastructure-Related

Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Initial Public Offerings (“IPOs”)

A fund may acquire common and preferred stock of issuers in an IPO. Investment returns from IPOs may be highly volatile and subject to varying patterns of trading volume, and these securities may at times be difficult to sell. In addition, information about the issuers of IPO securities is often difficult to obtain since they are new to the market and may not have lengthy operating histories. From time to time, a fund may purchase stock in an IPO and then immediately sell the stock. This practice will increase portfolio turnover rates and increase costs to the fund, affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to the fund’s shareholders.

Investment Grade Securities

A fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the fund’s principal investment strategies, the fund may also invest in other bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt instruments with lower credit ratings have a higher risk of default on payment of principal and interest, and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt instruments generally will fall.

Leverage

When a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The value of the shares of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the fund to pay interest.

LIBOR

LIBOR historically had been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. As a result of

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benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, has recommended an alternative reference rate derived from short-term repurchase agreements backed by Treasury securities, the Secured Overnight Financing Rate. Certain debt instruments in which a fund invests or derivatives contracts of the fund may continue to reference synthetic LIBOR or may have converted from LIBOR to an alternative reference rate. Although the structured transition to alternative reference rates is designed to mitigate the risks of disruption to financial markets, such risks continue to exist. The transition from LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the funds, on issuers of instruments in which the funds invest, and on the financial markets generally.

Master Limited Partnership (MLP)

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.

Certain MLPs in which a fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the fund, would be adversely affected.

MLP Affiliate

The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates. Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.

Money Market Instruments

To meet margin requirements, redemptions or for investment purposes, a fund may hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.

Mutual Fund Investing

Through its investments in other mutual funds, a fund is exposed not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If a fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.

Non-Performing Securities

Non-performing securities are those whose quality is comparable to securities rated as low as D by Standard & Poor’s or C by Moody’s. Repayment of obligations under such securities is subject to significant uncertainties, and as such investment in such securities may be considered speculative.

Operational

An investment in a fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a fund. While the funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a fund.

Private Placements

A fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. While such securities may offer higher yields than comparable publicly traded securities, generally, privately placed securities are illiquid and are subject to resale restrictions. Privately issued securities ordinarily can be sold by a fund only in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by a fund may involve significant delays and expense.

Repurchase Agreements

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A fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the fund’s subadviser to be creditworthy. Such agreements subject the fund to the risk of default or insolvency of the counterparty.

Securities Lending

A fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the lending fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the lending fund.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Unrated Fixed Income Securities

A fund’s subadviser has the authority to make determinations regarding the quality of unrated fixed income securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

U.S. and Foreign Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.

U.S. Government Securities

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Variable Rate, Floating Rate and Variable Amount Securities

Variable rate, floating rate, or variable amount securities are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers. The absence of an active secondary market with respect to certain such instruments could make it difficult for the fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments.

When-Issued and Delayed-Delivery Securities

A fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value of such a security on its settlement date is less than the price paid by the fund, the value of the fund’s shares may decline.

Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds

A fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the funds.

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Pricing of Fund Shares

How is the Share Price determined?

The Board of Trustees has adopted a valuation policy and approved procedures for determining the value of investments of each Fund. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

Each fund calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

▪ adding the values of all securities and other assets of the fund;

▪ subtracting liabilities; and

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

For Virtus Duff & Phelps Real Asset Fund, the fund’s assets may consist primarily of shares of underlying mutual funds, if any, which are valued at their respective NAVs, and ETFs, which are valued as of the close of regular trading on the NYSE each business day. To determine NAV, the fund and each underlying mutual fund values its assets at market value. Equity securities held by the underlying affiliated mutual funds or directly by the funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt instruments held by the underlying affiliated mutual funds or directly by the funds are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Securities held by any underlying unaffiliated mutual funds will be valued as set forth in the respective prospectuses of the underlying unaffiliated funds. As required, some securities and assets held by any underlying affiliated mutual funds or directly by the funds are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (NAV): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of each fund is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If a fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or available prices are not reliable, the funds determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which a fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements; (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time

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that non-U.S. markets close (where the security is principally traded) and the time that a fund calculates its NAV at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) will be executed based on that day’s NAV; investments received by the funds’ authorized agent in good order after the close of regular trading on the NYSE will be executed based on the next business day’s NAV. Shares credited to your account from the reinvestment of a fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the fund’s NAV is calculated following the dividend record date.

Sales Charges

An investor may be required to pay commissions and/or other forms of compensation to a broker for transactions in any share class, which are not reflected in the disclosure in this section.

What are the classes and how do they differ?

Each fund offers multiple classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” in each fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, that authorize the funds to pay distribution and service fees (“Rule 12b-1 Fees”) for the sale of their shares and for services provided to shareholders.

The Rule 12b-1 Fees paid by each class of each fund are as follows (“N/A” indicates that the fund does not offer the referenced share class, whereas “None” indicates that the share class has no applicable fees.):

Fund	Class A	Class C	Class C1	Class I	Class R6
Virtus Duff & Phelps Global Infrastructure Fund	0.25%	1.00%	N/A	None	None
Virtus Duff & Phelps Global Real Estate Securities Fund	0.25%	1.00%	N/A	None	None
Virtus Duff & Phelps Real Asset Fund	0.25%	1.00%	N/A	None	None
Virtus Duff & Phelps Real Estate Securities Fund	0.25%	1.00%	N/A	None	None
Virtus KAR Developing Markets Fund	0.25%	1.00%	N/A	None	None
Virtus KAR Emerging Markets Small-Cap Fund	0.25%	1.00%	N/A	None	None
Virtus KAR International Small-Mid Cap Fund	0.25%	1.00%	N/A	None	None
Virtus Newfleet Core Plus Bond Fund	0.25%	1.00%	N/A	None	None
Virtus Newfleet High Yield Fund	0.25%	1.00%	N/A	None	None
Virtus Newfleet Low Duration Core Plus Bond Fund	0.25%	1.00%	N/A	None	None
Virtus Newfleet Multi-Sector Intermediate Bond Fund	0.25%	1.00%	N/A	None	None
Virtus Newfleet Multi-Sector Short Term Bond Fund	0.25%	0.50%	1.00%	None	None
Virtus Newfleet Senior Floating Rate Fund	0.25%	1.00%	N/A	None	None
Virtus Seix Tax-Exempt Bond Fund	0.25%	1.00%	N/A	None	N/A
Virtus SGA Emerging Markets Equity Fund	0.25%	1.00%	N/A	None	None
Virtus Vontobel Foreign Opportunities Fund	0.25%	1.00%	N/A	None	None
Virtus Vontobel Global Opportunities Fund	0.25%	1.00%	N/A	None	None

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are appropriate for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoints.

To determine your eligibility for a sales charge discount on Class A Shares, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs, etc.) and those of your spouse, domestic partner, children and minor grandchildren.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a fund or through a financial intermediary. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.

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Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and/or waiver and to make certain all involved parties have the necessary data. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial representative at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” Intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative requires additional assistance, you may also contact Virtus Fund Services by calling toll-free 800-243-1574.

Class A Shares (all funds). If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to the following: for Virtus Newfleet Low Duration Core Plus Bond Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund, 2.25% of the offering price (2.30% of the amount invested); for Virtus Newfleet Senior Floating Rate Fund and Virtus Seix Tax-Exempt Bond Fund, 2.75% of the offering price (2.83% of the amount invested); for Virtus Newfleet Core Plus Bond Fund, Virtus Newfleet High Yield Fund and Virtus Newfleet Multi-Sector Intermediate Bond Fund, 3.75% of the offering price (3.90% of the amount invested); and for the other funds, 5.50% of the offering price (5.82% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” and “Class A Sales Charge Reductions and Waivers” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions (including exchanges into the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund or Virtus Seix Ultra-Short Bond Fund (the “Ultra-Short Bond Funds”)) of purchases of $1,000,000 or more of Class A Shares within 18 months of a finder’s fee being paid on such shares. For Virtus Newfleet Low Duration Core Plus Bond Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions within 12 months of a finder’s fee being paid; for all other funds, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. The Distributor may pay broker-dealers a finder’s fee for eligible Class A Share purchases in excess of $250,000 for Virtus Newfleet Low Duration Core Plus Bond Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund and eligible Class A Share purchases in excess $1 million for all other funds. For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. Finder’s fees are paid only on eligible purchases of at least $1 million and will not be paid on purchases for which the financial intermediary involved does not provide the information necessary for the fund’s Transfer Agent to identify the purchase as eligible. To determine whether the required information was provided and/or a finder’s fee was paid on your investment, contact your financial intermediary or call the Transfer Agent toll-free at 800-243-1574. No front-end sales load is applied to purchases of $1,000,000 or more. The 12- or 18-month period, as applicable, begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first in order to minimize the instances in which the CDSC will be charged. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class C Shares. If you transact in Class A Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

Class C Shares (not offered by Virtus Multi-Sector Short Term Bond Fund). If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. You will not pay any sales charges on original purchases of Class C Shares of the Virtus Newfleet Multi-Sector Short-Term Bond Fund when you sell them. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative— Class C Shares” below.) Class C Shares have higher distribution and services fees (1.00%) and pay lower dividends than Class A Shares. With certain exceptions, Class C Shares will convert to Class A Shares after eight years, thus reducing future annual expenses. If an investor intends to purchase greater than $999,999 of Class C shares of the Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Global Real Estate Securities Fund, Virtus Duff & Phelps Real Asset Fund, Virtus Duff & Phelps Real Estate Securities Fund, Virtus KAR Developing Markets Fund, Virtus KAR Emerging Markets Small-Cap Fund, Virtus KAR International Small-Mid Cap Fund, Virtus Newfleet Core Plus Bond Fund, Virtus Newfleet High Yield Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Newfleet Senior Floating Rate Fund, Virtus Seix Tax-Exempt Bond Fund, Virtus SGA Emerging Markets Equity Fund, Virtus Vontobel Foreign Opportunities Fund or Virtus Vontobel Global Opportunities Fund, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. If an investor intends to purchase greater than $249,999 of Class C shares of the Virtus Newfleet Low Duration Core Plus Bond Fund, , and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The funds may refuse any order to purchase shares. If you transact in Class C Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

Class C1 Shares (Virtus Newfleet Multi-Sector Short Term Bond Fund only). If you purchase Class C1 Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C1 Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares and Class C1 Shares” below.) Class C1 Shares for the funds have higher distribution and services fees (1.00%) and pay lower dividends than Class A Shares. With certain exceptions, Class C1 Shares will convert to Class A Shares after eight years, thus reducing future annual expenses.

Class I Shares. Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the funds’ distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. If you transact in Class I Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

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Class R6 Shares (not offered by Virtus Seix Tax-Exempt Bond Fund). Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 Shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. The minimum initial investment amount may be waived subject to the fund’s discretion. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares. If you transact in Class R6 Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

Initial Sales Charge Alternative—Class A Shares. The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter, VP Distributors, LLC (“VP Distributors” or the “Distributor”).

Sales Charge you may pay to purchase Class A Shares

Virtus Newfleet Low Duration Core Plus Bond Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.75	1.78
$250,000 or more	None	None

Virtus Newfleet Senior Floating Rate Fund and Virtus Seix Tax-Exempt Bond Fund

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	2.75%	2.83%
$50,000 but under $100,000	2.25	2.30
$100,000 but under $250,000	1.75	1.78
$250,000 but under $500,000	1.25	1.27
$500,000 but under $1,000,000	1.00	1.00
$1,000,000 or more	None	None

Virtus Newfleet Core Plus Bond Fund, Virtus Newfleet High Yield Fund and Virtus Newfleet Multi-Sector Intermediate Bond Fund

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	3.75%	3.90%
$50,000 but under $100,000	3.50	3.63
$100,000 but under $250,000	3.25	3.36
$250,000 but under $500,000	2.25	2.30
$500,000 but under $1,000,000	1.75	1.78
$1,000,000 or more	None	None

All Other Funds

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50	4.71
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

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Class A Sales Charge Reductions and Waivers

Investors may qualify for reduced or no initial (front-end) sales charges, as shown in the table above, through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Gifting of Shares, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI. These reductions and waivers do not apply to any CDSC that may be applied to certain Class A Share redemptions.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund, (other than Class A Shares of the Ultra-Short Bond Funds) if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either: (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is a named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund, (other than Class A Shares of the Ultra-Short Bond Funds) if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the Letter of Intent amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund, (other than Class A Shares of the Ultra-Short Bond Funds) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Gifting of Shares. If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, as described below.

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the funds:

(1) Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(2) Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable fund’s Adviser, subadviser or Distributor;

(3) Any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(4) Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5) Any qualified retirement plan exclusively for persons described above;

(6) Any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;

(7) Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8) Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9) Any employee or agent who retires from the Distributor and/or their corporate affiliates or from Phoenix Life Insurance Company (“PNX”), as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10) Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

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(11) Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(12) Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13) Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14) Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:

(15) Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (see Appendix A to this prospectus for a description of broker-dealers offering various sales load waivers);

(16) Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

(17) Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code (the “Code”)), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

(18) Clients of investment professionals or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment professional or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. (See Appendix A to this prospectus for a description of broker-dealers offering various sales load waivers.)

Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

CDSC you may pay on Class A Shares

Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares (or exchange into the Ultra-Short Bond Funds). For Virtus Newfleet Low Duration Core Plus Bond Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions within 12 months of a finder’s fee being paid; for all other funds, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds in this prospectus, the CDSC is 1.00%. The 12- or 18-month period, as applicable, begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. The CDSC will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less.

Deferred Sales Charge Alternative—Class C Shares and Class C1 Shares

Class C Shares and Class C1 Shares are purchased without an initial sales charge; however, shares sold within one year of purchase are subject to a CDSC of 1.00% with the exception of Class C Shares of the Virtus Newfleet Multi-Sector Short Term Bond Fund. The sales charge will be multiplied by the then-current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest. For Class C Shares and Class C1 Shares, the date of purchase will be used to calculate the number of shares owned and time period held.

With certain exceptions, Class C Shares and Class C1 Shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A Shares after eight years. However, for investors invested in Class C Shares and Class C1 Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares and Class C1 Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

In addition, certain Class C Shares and Class C1 Shares may be exchangeable in advance of the automatic conversion. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares and Class C1 Shares that have been held directly with the fund, and not through a financial intermediary, for fewer than the required number of years may be exchanged for Class A Shares at the fund’s or transfer agent’s discretion if (i) the Class C Shares or Class C1 Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares or Class C1 Shares.

All conversions and exchanges from Class C Shares and Class C1 Shares to Class A Shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C Shares and Class C1 shares to Class A shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C Shares or Class C1 Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this Prospectus, conversions and exchanges from Class C Shares and Class C1 Shares to Class A Shares of the same fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax professionals regarding their own tax considerations.

126	Virtus Mutual Funds

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

You will not pay any deferred sales charge to sell Class C Shares of the Virtus Newfleet Multi-Sector Short Term Bond Fund.

Class A Shares and Class C Shares CDSC Reductions and Waivers

The CDSC is waived on the redemption (sale) of Class A Shares and Class C Shares if the redemption is made:

(a) within one year of death;

(i) of the sole shareholder on an individual account,

(ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv) of the “grantor” on a trust account;

(b) within one year of disability, as defined in Code Section 72(m)(7);

(c) as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the funds’ Prospectus;

(d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e) based on the exercise of exchange privileges among Class A Shares, Class C Shares and Class C1 Shares of these funds or any of the Virtus Mutual Funds;

(f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g) based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary offering them. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section, provided that they do not exceed the maximum sales charge listed. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.

Compensation to Dealers

Class A Shares, Class C Shares and Class I Shares Only

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Virtus Newfleet Low Duration Core Plus Bond Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $100,000	2.25%	2.30%	2.00%
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 or more	None	None	None

Virtus Newfleet Senior Floating Rate Fund and Virtus Seix Tax-Exempt Bond Fund

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	2.75%	2.83%	2.25%
$50,000 but under $100,000	2.25	2.30	2.00
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 but under $500,000	1.25	1.27	1.00
$500,000 but under $1,000,000	1.00	1.01	1.00
$1,000,000 or more	None	None	None

Virtus Newfleet Core Plus Bond Fund, Virtus Newfleet High Yield Fund and Virtus Newfleet Multi-Sector Intermediate Bond Fund

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Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	3.75%	3.90%	3.25%
$50,000 but under $100,000	3.50	3.63	3.00
$100,000 but under $250,000	3.25	3.36	2.75
$250,000 but under $500,000	2.25	2.30	2.00
$500,000 but under $1,000,000	1.75	1.78	1.50
$1,000,000 or more	None	None	None

All Other Funds

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50	4.71	4.00
$100,000 but under $250,000	3.50	3.63	3.00
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares and Class C1 Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers (0% for Virtus Newfleet Multi-Sector Short Term Bond Fund) and Class C1 Shares (Virtus Newfleet Multi-Sector Short Term Bond Fund only). Your broker, dealer or financial professional may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor or the funds’ transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of these funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the funds for providing certain recordkeeping and related services to the funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. Additionally, for Virtus Newfleet Low Duration Core Plus Bond Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $250,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus fixed income funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments. For Virtus Newfleet Low Duration Core Plus Bond Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions (including exchanges into the Ultra-Short Bond Funds) within 12 months of a finder’s fee being paid; for all other funds, the CDSC may be imposed on redemptions (including exchanges into the Ultra-Short Bond Funds) within 18 months of a finder’s fee being paid. For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 12- or 18-month period, as applicable, begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. (For the exact rate for your fund(s), please refer to the chart in the section of this prospectus entitled “Sales Charges” under “What are the classes and how do they differ?”) VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

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The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the Our Products section, go to the “Mutual Funds” tab and click on the link for Breakpoint (Volume) Discounts.

Class R6 Shares Only

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.

Your Account

Opening an Account

Class A Shares, Class C Shares, Class C1 Shares and Class I Shares Only

Your financial professional can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

▪ Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

▪ Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

▪ Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds; however, the funds generally do not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.

Step 1

Your first choice will be the initial amount you intend to invest in each fund.

Minimum initial investments applicable to Class A, Class C and Class C1 Shares:

▪ $100 for individual retirement accounts (“IRAs”), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See Investor Services and Other Information for additional details.)

▪ There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account. Additionally, shareholders who own Class C Shares of Virtus Newfleet Multi-Sector Short Term Bond Fund may purchase Class A Shares or Class C1 Shares of the Fund without regard to the minimum initial investment requirements.

▪ $2,500 for all other accounts.

Minimum additional investments applicable to Class A, Class C and Class C1 Shares:

▪ $100 for any account.

▪ There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into another account.

Minimum initial investments applicable to Class I Shares:

▪ $100,000 for any account for qualified investors. (Call Virtus Fund Services at 800-243-1574 for additional details.)

There is no minimum additional investment requirement applicable to Class I Shares.

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Step 2

Your second choice will be what class of shares to buy. Each share class, except Class I Shares and Class R6 Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial professional can help you pick the share class that makes the most sense for your situation.

Step 3

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

▪ Receive both dividends and capital gain distributions in additional shares;

▪ Receive dividends in additional shares and capital gain distributions in cash;

▪ Receive dividends in cash and capital gain distributions in additional shares; or
▪ Receive both dividends and capital gain distributions in cash. No interest will be paid on uncashed distribution checks.

Class R6 Shares Only

If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to open an account and buy Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares, except for the application of any minimum initial and/or additional purchase requirement.

All Share Classes

The funds reserve the right to refuse any purchase order for any reason. The funds will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days. The funds further reserve the right to close an account (or to take such other steps as the funds or their agents deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Listing a Trusted Contact

For shareholders who have a mutual fund account directly with Virtus, you have the option of adding a Trusted Contact to our records. The Trusted Contact is someone you authorize us to contact to address any concerns about fraudulent activity or financial exploitation; to inquire about your status as an active shareholder; and/or to disclose account activity or account details if necessary for protecting your account assets.

The Trusted Contact is not permitted to execute transactions or make changes to your account. Other than the shareholder, only the named financial professional of record on the account, or a Power of Attorney/guardian/ conservator who is named on the account or has submitted instructions, signed in capacity with a Medallion Guarantee, are permitted to execute transactions or make account changes. Your Trusted Contact must be at least 18 years of age, and should not be your financial professional of record or an individual who is already named on the account.

How to Buy Shares

IMPORTANT INFORMATION FOR INVESTORS

Class C Shares of the Virtus Newfleet Multi-Sector Short Term Bond Fund are no longer available for purchase by new or existing shareholders, except by existing shareholders through reinvestment of dividends and/or capital gain distributions (“Reinvestment Transactions”). Any initial or additional purchase requests received for the Fund’s Class C Shares (other than through a Reinvestment Transaction) will be rejected.

Shareholders who own Class C Shares of the fund may continue to hold such shares until they convert to Class A Shares under the existing conversion schedule, as described in this prospectus, or may exchange them for Class C Shares of another Virtus Mutual Fund as permitted by existing exchange privileges. Shareholders who own Class C Shares of the fund also may purchase Class A Shares or Class C1 Shares of the fund without regard to the normal initial investment minimum for such shares. Such purchases will be subject to any applicable sales charges. For purposes of determining any applicable sales load, the value of an investor’s account will be deemed to include the value of all applicable shares in eligible accounts, including a Class C Share account. For additional information see “What arrangement is best for you?” in this prospectus. Investors should also consult their financial advisors for more information regarding Class A Shares and Class C1 Shares of the fund.

Notwithstanding the above exceptions, the funds may discontinue new and subsequent sales through any financial intermediary at its discretion.

The funds and the Distributor reserve the right to modify these exceptions at any time, including on a case-by-case basis.

Class A Shares, Class C Shares, Class C1 Shares and Class I Shares Only

To Open An Account
Through a financial professional	Contact your financial professional. Some financial professionals may charge a fee and may set different minimum investments or limitations on buying shares.

Through the mail	Complete a new account application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470.
Through express delivery	Complete a new account application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, Attn. 534470 AIM 154-0520, 500 Ross Street, Pittsburgh, PA 15262.

By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).

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To Open An Account

By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds P.O. Box 534470, Pittsburgh, PA 15253-4470.

By telephone exchange	Call us at 800-243-1574 (press 1, then 0).

Class R6 Shares Only

If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to buy Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares.

All Share Classes

The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the funds’ Transfer Agent or an authorized agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the funds’ Transfer Agent or an authorized agent, each in legible form. However, the funds, their Transfer Agent or other authorized agent may consider a request to be not in good order even after receiving all required information if any of them suspects that the request is fraudulent or otherwise not valid.

Each fund reserves the right to refuse any purchase order that may disrupt the efficient management of that fund.

How to Sell Shares

Class A Shares, Class C Shares, Class C1 Shares and Class I Shares Only

To Sell Shares
Through a financial professional	Contact your financial professional. Some financial professionals may charge a fee and may set different minimums on redemptions of accounts.

Through the mail

Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

Through express delivery

Send a letter of instruction to: Virtus Mutual Funds, Attn. 534470 AIM 154-0520, 500 Ross Street, Pittsburgh, PA 15262. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
By check (certain fixed income funds only)

If you selected the checkwriting feature, you may write checks for amounts of $250 or more. Checks may not be used to close accounts. Please call us at 800-243-1574 for a listing of funds offering this feature.

Class R6 Shares Only

If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to know when selling Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares.

All Share Classes

You have the right to have the funds buy back shares at the NAV next determined after receipt of a redemption request in good order by the funds’ Transfer Agent or an authorized agent. In the case of a Class C Share or Class C1 Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees.

Regardless of the method used by the funds for payment (e.g., check, wire or electronic transfer (ACH)), payment for shares redeemed will normally be sent one business day after the request is received in good order by the transfer agent, or one business day after the trade has settled for trades submitted through the NSCC, but will in any case be made within seven days after tender. The funds expect to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit, or participating in an interfund lending program in reliance on exemptive relief from the SEC. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, any shareholder who purchases shares via check and then requests to redeem those shares will not be entitled to and the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days.

If you are 65 years of age or older, or if we have reason to believe you have a mental or physical impairment that restricts you from protecting your own financial interests, we may temporarily delay the release of redemption proceeds from your account if we reasonably believe that you have been the victim of actual or attempted financial exploitation.

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Notice of this temporary delay will be provided to you, and the delay will be for no more than 15 business days while we conduct a review of the suspected financial exploitation. Contacting your Trusted Contact, if you have selected one, may be part of the review. (See “Listing a Trusted Contact” in the section, “Your Account”.)

We may delay an additional 10 business days if we reasonably believe that actual or attempted financial exploitation has occurred or will occur. At the expiration of the delay, if we have not concluded that such exploitation has occurred, the proceeds will be released to you.

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the funds.

Class A Shares, Class C Shares, Class C1 Shares and Class I Shares Only

Redemption requests will not be honored until all required documents, in proper form, have been received. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Even after all required documents have been received, a redemption request may not be considered in good order by the funds, their Transfer Agent or other authorized agents if any of them suspects that the request is fraudulent or otherwise not valid. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at 800-243-1574.

Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial professional.

As stated in the applicable account applications, accounts associated with certain types of retirement plans and individual retirement accounts may incur fees payable to the Transfer Agent in the event of redeeming an account in full. Shareholders with questions about this should contact the funds’ Transfer Agent at 800-243-1574.

Redemptions by Mail

 If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if both of these apply:

▪ The proceeds do not exceed $50,000.

▪ The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

▪ You are selling more than $50,000 worth of shares.

▪ The name or address on the account has changed within the last 30 days.

▪ You want the proceeds to go to a different name or address than on the account.

 If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at 800-243-1574.

The signature guarantee, if required, must be a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine. The funds, their Transfer Agent and their other authorized agents will not be liable for any loss, liability, cost or expense resulting from acting upon telephone instructions that are reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.

Class R6 Shares Only

If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to know when selling Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares.

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All Share Classes

Payment of Redemptions In Kind

Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Investors who are paid redemption proceeds in kind generally will receive a pro rata share of the fund’s portfolio, which may include illiquid securities. Any securities received remain at market risk until sold. Brokerage commissions and capital gains may be incurred when converting securities received into cash. On any illiquid securities received, the investor will bear the risk of not being able to sell the securities at all.

Account Policies

Account Reinstatement Privilege

Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470. You can call Virtus Mutual Funds at 800-243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes.

Annual Fee on Small Accounts

To help offset the costs associated with maintaining small accounts, the funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.

The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the funds.

Uncashed Checks

If any correspondence sent by a fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Inactive Accounts

As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the funds or their agents may be required to transfer the assets to your state under the state’s abandoned property law.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial professional; by calling 800-243-4361; or on the Internet at virtus.com.

▪ You generally may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class C1 Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

▪ Class A Shares of the Ultra-Short Bond Funds are exchangeable at net asset value plus the applicable sales charge of the Class A Shares into which you are exchanging. Please note, however, that exchanges into the Ultra-Short Bond Funds may be subject to a CDSC in the event that a finder’s fee was paid on the shares you are exchanging. See the “CDSC you may pay on Class A Shares” section of this prospectus for additional information. In the event that you are charged such a CDSC and later exchange your shares of an Ultra-Short Bond Fund for shares of another Virtus Mutual Fund, your shares of that Virtus Mutual Fund will not be subject to a sales charge or finder’s fee.

▪ Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470).

▪ The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).

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▪ The exchange of shares of one fund for shares of a different fund is treated as a sale of the original fund’s shares and any gain on the transaction may be subject to federal income tax.

▪ Financial intermediaries are permitted to initiate exchanges from one class of a fund into another class of the same fund if, among other things, the financial intermediary agrees to follow procedures established by the fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the fund, the Distributor or the Transfer Agent. The fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of a fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of the fund into another class of the same fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.

Under the Code, generally if a shareholder exchanges shares from one class of a fund into another class of the same fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary (if applicable) and the shareholder’s tax professional regarding the treatment of any specific exchange carried out under the terms of this subsection.

Disruptive Trading and Market Timing

These funds are not appropriate for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

▪ dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

▪ an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing a fund to maintain a higher level of cash than would otherwise be the case, or causing a fund to liquidate investments prematurely; and

▪ reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of certain funds (or the underlying funds as applicable), may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted a policy to safeguard against market timing designed to discourage Disruptive Trading. The Board of Trustees has adopted this policy as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that the funds’ transfer agent believes, in the exercise of its judgment, are not disruptive. The funds also may permit purchases and redemptions by funds of funds that the funds’ transfer agent believes, in the exercise of its judgment, are not disruptive. Considerations such as the size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policy regarding excessive trading activity. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under the funds’ market timing policy, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any

134	Virtus Mutual Funds

fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.

Cost Basis Reporting

When you redeem fund shares, the applicable fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form, cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by a fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

The applicable fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a fund account, the funds’ default method (or the method you have selected by notifying the fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the relevant fund at 800-243-1574 or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax adviser concerning the application of these rules to your investment in a fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in the shares of each fund acquired prior to January 1, 2012 as this information will not be reported to you by the funds and may not be reported to you by your financial intermediary.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. (Complete the “Systematic Purchase” section on the application and include a voided check.)

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. (Complete the “Systematic Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number (800-243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing NAV on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.

Disclosure of Fund Portfolio Holdings. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the SAI.

Availability and Delivery of Fund Documents. Fund documents such as this prospectus are available for download from the Our Products section of virtus.com, or you may request paper copies of such documents at any time by calling 800-243-1574. The funds will not charge you a fee for paper copies of fund documents, although the funds will incur additional expenses when printing and mailing them, and fund expenses pass indirectly to all shareholders.

Virtus Mutual Funds	135

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Virtus Duff & Phelps Global Infrastructure Fund	Quarterly
Virtus Duff & Phelps Global Real Estate Securities Fund	Semiannually

Virtus Duff & Phelps Real Asset Fund	Semiannually
Virtus Duff & Phelps Real Estate Securities Fund	Quarterly
Virtus KAR Developing Markets Fund	Semiannually
Virtus KAR Emerging Markets Small-Cap Fund	Semiannually
Virtus KAR International Small-Mid Cap Fund	Semiannually
Virtus Newfleet Core Plus Bond Fund	Monthly (Declared Daily)
Virtus Newfleet High Yield Fund	Monthly (Declared Daily)
Virtus Newfleet Low Duration Core Plus Bond Fund	Monthly (Declared Daily)
Virtus Newfleet Multi-Sector Intermediate Bond Fund	Monthly (Declared Daily)
Virtus Newfleet Multi-Sector Short Term Bond Fund	Monthly (Declared Daily)
Virtus Newfleet Senior Floating Rate Fund	Monthly (Declared Daily)
Virtus Seix Tax-Exempt Bond Fund	Monthly (Declared Daily)

Virtus SGA Emerging Markets Equity Fund	Semiannually

Virtus Vontobel Foreign Opportunities Fund	Semiannually
Virtus Vontobel Global Opportunities Fund	Semiannually

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, which are distributed to shareholders and which are reported by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. For Virtus Duff & Phelps Real Asset Fund, the use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.

With respect to Virtus Seix Tax-Exempt Bond Fund, distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from federal income tax. Such net investment income attributable to “private activity” bonds may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. These funds may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

Virtus Newfleet Senior Floating Rate Fund seeks to maintain a target rate of distribution for each month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. If, for any fiscal year, the total distributions exceed net investment income and realized net capital gains, the excess, distributed from the fund’s assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses). The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

136	Virtus Mutual Funds

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Financial Highlights

  These tables are intended to help you understand each fund’s financial performance for the past five years or since inception. Some of this information reflects financial information for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP’s reports, together with each fund’s financial statements, are included in the funds’ most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Duff & Phelps Global Infrastructure Fund
Class A
10/1/22 to 9/30/23	$14.16	0.27	—	(0.46)	(0.19)	(0.30)	—	(1.30)	(1.60)	—
10/1/21 to 9/30/22	16.17	0.18	—	(1.20)	(1.02)	(0.15)	—	(0.84)	(0.99)	—
10/1/20 to 9/30/21	14.54	0.14	—	1.84	1.98	(0.17)	—	(0.18)	(0.35)	—
10/1/19 to 9/30/20	16.26	0.20	—	(1.17)	(0.97)	(0.23)	—	(0.52)	(0.75)	—
10/1/18 to 9/30/19	14.45	0.25	—	2.38	2.63	(0.27)	—	(0.55)	(0.82)	—
Class C
10/1/22 to 9/30/23	$14.14	0.16	—	(0.46)	(0.30)	(0.18)	—	(1.30)	(1.48)	—
10/1/21 to 9/30/22	16.14	0.05	—	(1.20)	(1.15)	(0.01)	—	(0.84)	(0.85)	—
10/1/20 to 9/30/21	14.50	0.02	—	1.84	1.86	(0.04)	—	(0.18)	(0.22)	—
10/1/19 to 9/30/20	16.20	0.09	—	(1.16)	(1.07)	(0.11)	—	(0.52)	(0.63)	—
10/1/18 to 9/30/19	14.39	0.14	—	2.37	2.51	(0.15)	—	(0.55)	(0.70)	—
Class I
10/1/22 to 9/30/23	$14.16	0.31	—	(0.47)	(0.16)	(0.33)	—	(1.30)	(1.63)	—
10/1/21 to 9/30/22	16.17	0.22	—	(1.21)	(0.99)	(0.18)	—	(0.84)	(1.02)	—
10/1/20 to 9/30/21	14.54	0.18	—	1.85	2.03	(0.22)	—	(0.18)	(0.40)	—
10/1/19 to 9/30/20	16.27	0.24	—	(1.19)	(0.95)	(0.26)	—	(0.52)	(0.78)	—
10/1/18 to 9/30/19	14.45	0.29	—	2.39	2.68	(0.31)	—	(0.55)	(0.86)	—
Class R6
10/1/22 to 9/30/23	$14.18	0.34	—	(0.47)	(0.13)	(0.36)	—	(1.30)	(1.66)	—
10/1/21 to 9/30/22	16.20	0.25	—	(1.22)	(0.97)	(0.21)	—	(0.84)	(1.05)	—
10/1/20 to 9/30/21	14.55	0.21	—	1.85	2.06	(0.23)	—	(0.18)	(0.41)	—
10/1/19 to 9/30/20	16.27	0.26	—	(1.18)	(0.92)	(0.28)	—	(0.52)	(0.80)	—
10/1/18 to 9/30/19	14.45	0.30	—	2.39	2.69	(0.32)	—	(0.55)	(0.87)	—

138	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

(1.79)	$12.37	(2.40)%	$24,716	1.29%		1.29%	1.93%	26%
(2.01)	14.16	(7.07)	29,344	1.27	(6)	1.27	1.12	37
1.63	16.17	13.75	31,857	1.28		1.28	0.86	28
(1.72)	14.54	(6.11)	30,172	1.27		1.27	1.35	31
1.81	16.26	19.13	37,533	1.26		1.26	1.69	30

(1.78)	$12.36	(3.17)%	$2,221	2.07%		2.07%	1.11%	26%
(2.00)	14.14	(7.78)	3,544	2.04	(6)	2.04	0.32	37
1.64	16.14	12.92	5,525	2.02		2.02	0.11	28
(1.70)	14.50	(6.83)	9,833	2.03		2.03	0.59	31
1.81	16.20	18.32	15,046	2.01		2.01	0.97	30

(1.79)	$12.37	(2.17)%	$28,472	1.04%		1.04%	2.19%	26%
(2.01)	14.16	(6.84)	34,847	1.03	(6)	1.03	1.36	37
1.63	16.17	14.07	39,955	1.01		1.01	1.15	28
(1.73)	14.54	(5.94)	33,326	1.04		1.04	1.61	31
1.82	16.27	19.50	50,089	1.02		1.02	1.94	30

(1.79)	$12.39	(1.96)%	$8,465	0.84%		0.94%	2.39%	26%
(2.02)	14.18	(6.74)	9,631	0.87	(6)	0.93	1.53	37
1.65	16.20	14.30	10,108	0.85		0.92	1.31	28
(1.72)	14.55	(5.75)	8,614	0.85		0.94	1.74	31
1.82	16.27	19.60	9,436	0.91	(7)	0.93	2.02	30

Virtus Mutual Funds	139

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Duff & Phelps Global Real Estate Securities Fund
Class A
10/1/22 to 9/30/23	$29.09	0.60	—	(0.02)	0.58	(0.19)	—	—	(0.19)	—
10/1/21 to 9/30/22	39.17	0.47	—	(9.38)	(8.91)	(0.47)	—	(0.70)	(1.17)	—
10/1/20 to 9/30/21	29.50	0.41	—	9.26	9.67	—	—	—	—	—
10/1/19 to 9/30/20	34.82	0.41	—	(3.66)	(3.25)	(1.29)	—	(0.78)	(2.07)	—
10/1/18 to 9/30/19	30.30	0.51	—	4.46	4.97	(0.44)	—	(0.01)	(0.45)	—
Class C
10/1/22 to 9/30/23	$27.28	0.34	—	—	0.34	—	—	—	—	—
10/1/21 to 9/30/22	36.81	0.20	—	(8.86)	(8.66)	(0.17)	—	(0.70)	(0.87)	—
10/1/20 to 9/30/21	27.93	0.23	—	8.65	8.88	—	—	—	—	—
10/1/19 to 9/30/20	33.42	0.16	—	(3.47)	(3.31)	(1.40)	—	(0.78)	(2.18)	—
10/1/18 to 9/30/19	29.50	0.25	—	4.29	4.54	(0.61)	—	(0.01)	(0.62)	—
Class I
10/1/22 to 9/30/23	$28.19	0.65	—	—	0.65	(0.25)	—	—	(0.25)	—
10/1/21 to 9/30/22	38.04	0.55	—	(9.09)	(8.54)	(0.61)	—	(0.70)	(1.31)	—
10/1/20 to 9/30/21	28.73	0.46	—	9.02	9.48	(0.17)	—	—	(0.17)	—
10/1/19 to 9/30/20	34.33	0.47	—	(3.54)	(3.07)	(1.75)	—	(0.78)	(2.53)	—
10/1/18 to 9/30/19	30.33	0.59	—	4.35	4.94	(0.93)	—	(0.01)	(0.94)	—
Class R6
10/1/22 to 9/30/23	$28.37	0.76	—	(0.04)	0.72	(0.41)	—	—	(0.41)	—
10/1/21 to 9/30/22	38.26	0.64	—	(9.13)	(8.49)	(0.70)	—	(0.70)	(1.40)	—
10/1/20 to 9/30/21	28.86	0.61	—	9.00	9.61	(0.21)	—	—	(0.21)	—
10/1/19 to 9/30/20	34.41	0.65	—	(3.64)	(2.99)	(1.78)	—	(0.78)	(2.56)	—
10/1/18 to 9/30/19	30.37	0.54	—	4.47	5.01	(0.96)	—	(0.01)	(0.97)	—

140	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

0.39	$29.48	1.97%	$17,965	1.39%		3.14%	1.93%	29%
(10.08)	29.09	(23.66)	21,145	1.41	(6)	2.51	1.23	17
9.67	39.17	32.78	27,127	1.40		2.65	1.14	17
(5.32)	29.50	(10.01)	18,740	1.40		2.59	1.34	32
4.52	34.82	16.72	21,612	1.40		2.61	1.63	31

0.34	$27.62	1.25%	$3,588	2.14%		2.17%	1.15%	29%
(9.53)	27.28	(24.25)	4,671	2.16	(6)(8)(9)	2.15	0.56	17
8.88	36.81	31.79	5,531	2.15		2.16	0.70	17
(5.49)	27.93	(10.67)	6,297	2.15		2.19	0.53	32
3.92	33.42	15.84	9,399	2.15		2.20	0.84	31

0.40	$28.59	2.26%	$206,071	1.14%		1.16%	2.15%	29%
(9.85)	28.19	(23.48)	269,095	1.16	(6)(8)(9)	1.16	1.48	17
9.31	38.04	33.13	344,063	1.15	(8)(9)	1.14	1.29	17
(5.60)	28.73	(9.79)	168,410	1.15		1.20	1.55	32
4.00	34.33	17.01	206,723	1.15		1.19	1.90	31

0.31	$28.68	2.50%	$79,975	0.88%		1.05%	2.49%	29%
(9.89)	28.37	(23.27)	75,574	0.91	(6)	1.05	1.74	17
9.40	38.26	33.46	90,781	0.89		1.04	1.73	17
(5.55)	28.86	(9.52)	54,992	0.89		1.09	2.29	32
4.04	34.41	17.23	2,893	0.94	(7)	1.08	1.75	31

Virtus Mutual Funds	141

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Duff & Phelps Real Asset Fund
Class A
10/1/22 to 9/30/23	$12.00	0.16	0.26	0.16	0.58	(0.14)	—	—	(0.14)	—
10/1/21 to 9/30/22	12.55	0.13	0.02	(0.60)	(0.45)	(0.10)	—	—	(0.10)	—
10/1/20 to 9/30/21	10.10	0.02	0.03	2.47	2.52	(0.07)	—	—	(0.07)	—
10/1/19 to 9/30/20	11.38	0.27	0.26	(1.46)	(0.93)	(0.35)	—	—	(0.35)	—
10/1/18 to 9/30/19	11.63	0.14	0.16	(0.31)	(0.01)	(0.24)	—	—	(0.24)	—
Class C
10/1/22 to 9/30/23	$12.03	0.16	0.27	0.05	0.48	(0.03)	—	—	(0.03)	—
10/1/21 to 9/30/22	12.64	(0.11)	0.02	(0.45)	(0.54)	(0.07)	—	—	(0.07)	—
10/1/20 to 9/30/21	10.19	(0.04)	0.03	2.46	2.45	—	—	—	—	—
10/1/19 to 9/30/20	11.32	0.31	0.26	(1.60)	(1.03)	(0.10)	—	—	(0.10)	—
10/1/18 to 9/30/19	11.50	0.27	0.16	(0.52)	(0.09)	(0.09)	—	—	(0.09)	—
Class I
10/1/22 to 9/30/23	$12.00	0.21	0.26	0.13	0.60	(0.16)	—	—	(0.16)	—
10/1/21 to 9/30/22	12.52	0.15	0.02	(0.58)	(0.41)	(0.11)	—	—	(0.11)	—
10/1/20 to 9/30/21	10.07	0.05	0.03	2.47	2.55	(0.10)	—	—	(0.10)	—
10/1/19 to 9/30/20	11.35	0.48	0.26	(1.64)	(0.90)	(0.38)	—	—	(0.38)	—
10/1/18 to 9/30/19	11.62	0.25	0.16	(0.39)	0.02	(0.29)	—	—	(0.29)	—
Class R6
10/1/22 to 9/30/23	$12.02	0.16	0.26	0.20	0.62	(0.22)	—	—	(0.22)	—
1/31/22(10) to 9/30/22	13.22	(0.14)	0.02	(1.08)	(1.20)	—	—	—	—	—

142	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

0.44	$12.44	4.77%	$10,323	0.60	%(7)	0.92%	1.28%	10%
(0.55)	12.00	(3.64)	11,226	0.81	(6)	0.81	0.99	17
2.45	12.55	25.10	12,674	0.85	(6)	0.85	0.19	14
(1.28)	10.10	(8.50)	11,964	1.05	(6)	1.05	2.57	75
(0.25)	11.38	0.18	15,897	0.76		0.76	1.25	13

0.45	$12.48	3.95%	$358	1.36	%(7)	1.72%	1.24%	10%
(0.61)	12.03	(4.28)	812	1.57	(6)	1.57	(0.82)	17
2.45	12.64	24.04	435	1.68	(6)	1.68	(0.33)	14
(1.13)	10.19	(9.17)	604	1.74	(6)	1.74	2.85	75
(0.18)	11.32	(0.65)	2,126	1.50		1.50	2.44	13

0.44	$12.44	4.96%	$6,304	0.36	%(7)	0.68%	1.62%	10%
(0.52)	12.00	(3.35)	9,553	0.57	(6)	0.57	1.12	17
2.45	12.52	25.47	9,610	0.60	(6)	0.60	0.46	14
(1.28)	10.07	(8.32)	8,759	0.72	(6)	0.72	4.52	75
(0.27)	11.35	0.44	21,018	0.51		0.51	2.26	13

0.40	$12.42	5.13%	$1,161	0.20%		0.56%	1.24%	10%
(1.20)	12.02	(9.08)	91	0.22	(6)	0.54	(1.57)	17

Virtus Mutual Funds	143

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Duff & Phelps Real Estate Securities Fund
Class A
10/1/22 to 9/30/23	$19.83	0.36	—	(0.26)	0.10	(0.33)	—	(1.82)	(2.15)	—
10/1/21 to 9/30/22	24.94	0.18	—	(4.16)	(3.98)	(0.24)	—	(0.89)	(1.13)	—
10/1/20 to 9/30/21	18.82	0.22	—	7.10	7.32	(0.46)	—	(0.74)	(1.20)	—
10/1/19 to 9/30/20	26.33	0.26	—	(3.23)	(2.97)	(0.33)	—	(4.21)	(4.54)	—
10/1/18 to 9/30/19	26.76	0.37	—	3.34	3.71	(0.42)	—	(3.72)	(4.14)	—
Class C
10/1/22 to 9/30/23	$19.81	0.21	—	(0.25)	(0.04)	(0.18)	—	(1.82)	(2.00)	—
10/1/21 to 9/30/22	24.90	(0.01)	—	(4.13)	(4.14)	(0.06)	—	(0.89)	(0.95)	—
10/1/20 to 9/30/21	18.79	0.10	—	7.04	7.14	(0.29)	—	(0.74)	(1.03)	—
10/1/19 to 9/30/20	26.26	0.08	—	(3.18)	(3.10)	(0.16)	—	(4.21)	(4.37)	—
10/1/18 to 9/30/19	26.69	0.19	—	3.32	3.51	(0.22)	—	(3.72)	(3.94)	—
Class I
10/1/22 to 9/30/23	$19.76	0.40	—	(0.27)	0.13	(0.37)	—	(1.82)	(2.19)	—
10/1/21 to 9/30/22	24.85	0.25	—	(4.14)	(3.89)	(0.31)	—	(0.89)	(1.20)	—
10/1/20 to 9/30/21	18.76	0.20	—	7.16	7.36	(0.53)	—	(0.74)	(1.27)	—
10/1/19 to 9/30/20	26.28	0.30	—	(3.23)	(2.93)	(0.38)	—	(4.21)	(4.59)	—
10/1/18 to 9/30/19	26.71	0.44	—	3.34	3.78	(0.49)	—	(3.72)	(4.21)	—
Class R6
10/1/22 to 9/30/23	$19.85	0.47	—	(0.27)	0.20	(0.44)	—	(1.82)	(2.26)	—
10/1/21 to 9/30/22	24.96	0.31	—	(4.16)	(3.85)	(0.37)	—	(0.89)	(1.26)	—
10/1/20 to 9/30/21	18.81	0.20	—	7.26	7.46	(0.57)	—	(0.74)	(1.31)	—
10/1/19 to 9/30/20	26.30	0.37	—	(3.24)	(2.87)	(0.41)	—	(4.21)	(4.62)	—
10/1/18 to 9/30/19	26.72	0.51	—	3.32	3.83	(0.53)	—	(3.72)	(4.25)	—

144	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

(2.05)	$17.78	0.14%	$94,402	1.35%		1.35%	1.85%	29%
(5.11)	19.83	(17.05)	107,081	1.34	(6)	1.34	0.73	14
6.12	24.94	40.33	143,841	1.36		1.36	0.98	14
(7.51)	18.82	(12.99)	209,309	1.35		1.35	1.25	40
(0.43)	26.33	17.33	175,112	1.38		1.38	1.50	30

(2.04)	$17.77	(0.59)%	$3,196	2.07%		2.07%	1.09%	29%
(5.09)	19.81	(17.64)	4,181	2.06	(6)	2.06	(0.03)	14
6.11	24.90	39.32	6,244	2.08		2.08	0.43	14
(7.47)	18.79	(13.65)	7,280	2.11		2.11	0.38	40
(0.43)	26.26	16.49	12,325	2.09		2.09	0.78	30

(2.06)	$17.70	0.33%	$159,616	1.11%		1.11%	2.07%	29%
(5.09)	19.76	(16.80)	184,709	1.09	(6)	1.09	0.98	14
6.09	24.85	40.73	234,084	1.09		1.09	0.92	14
(7.52)	18.76	(12.80)	272,248	1.10		1.10	1.43	40
(0.43)	26.28	17.73	373,801	1.09		1.09	1.81	30

(2.06)	$17.79	0.68%	$98,812	0.78%		0.95%	2.43%	29%
(5.11)	19.85	(16.57)	97,558	0.80	(6)	0.95	1.21	14
6.15	24.96	41.15	151,739	0.79		0.94	0.89	14
(7.49)	18.81	(12.52)	43,705	0.79		0.96	1.80	40
(0.42)	26.30	17.94	38,915	0.87	(7)	0.95	2.11	30

Virtus Mutual Funds	145

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus KAR Developing Markets Fund
Class A
10/1/22 to 9/30/23	$6.75	0.11		—	0.87	0.98	(0.06)	—	—	(0.06)	—
10/1/21 to 9/30/22	9.63	0.04		—	(2.87)	(2.83)	(0.01)	—	(0.04)	(0.05)	—
6/22/21(10) to 9/30/21	10.00	—	(11)	—	(0.37)	(0.37)	—	—	—	—	—
Class C
10/1/22 to 9/30/23	$6.69	0.05		—	0.87	0.92	—	—	—	—	—
10/1/21 to 9/30/22	9.61	(0.02)		—	(2.86)	(2.88)	—	—	(0.04)	(0.04)	—
6/22/21(10) to 9/30/21	10.00	(0.02)		—	(0.37)	(0.39)	—	—	—	—	—
Class I
10/1/22 to 9/30/23	$6.77	0.13		—	0.87	1.00	(0.10)	—	—	(0.10)	—
10/1/21 to 9/30/22	9.64	0.07		—	(2.88)	(2.81)	(0.02)	—	(0.04)	(0.06)	—
6/22/21(10) to 9/30/21	10.00	0.01		—	(0.37)	(0.36)	—	—	—	—	—
Class R6
10/1/22 to 9/30/23	$6.77	0.13		—	0.88	1.01	(0.08)	—	—	(0.08)	—
10/1/21 to 9/30/22	9.64	0.07		—	(2.88)	(2.81)	(0.02)	—	(0.04)	(0.06)	—
6/22/21(10) to 9/30/21	10.00	0.01		—	(0.37)	(0.36)	—	—	—	—	—

146	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

0.92	$7.67	14.56%	$98	1.52	%(7)	4.24%	1.38%	27%
(2.88)	6.75	(29.56)	85	1.56	(6)	4.83	0.53	16
(0.37)	9.63	(3.70)	96	1.55		12.33	0.01	5	(12)

0.92	$7.61	13.75%	$76	2.27	%(7)	4.95%	0.63%	27%
(2.92)	6.69	(30.11)	67	2.31	(6)	5.56	(0.25)	16
(0.39)	9.61	(3.90)	96	2.30		13.08	(0.74)	5	(12)

0.90	$7.67	14.76%	$143	1.26	%(7)	4.00%	1.68%	27%
(2.87)	6.77	(29.38)	80	1.31	(6)	4.53	0.78	16
(0.36)	9.64	(3.60)	97	1.30		12.08	0.26	5	(12)

0.93	$7.70	14.97%	$2,358	1.21	%(7)	3.92%	1.67%	27%
(2.87)	6.77	(29.37)	2,189	1.23	(6)	4.53	0.89	16
(0.36)	9.64	(3.60)	2,603	1.22		12.06	0.34	5	(12)

Virtus Mutual Funds	147

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus KAR Emerging Markets Small-Cap Fund
Class A
10/1/22 to 9/30/23	$11.24	0.15	—	1.73	1.88	—	—	—	—	—
10/1/21 to 9/30/22	17.61	0.05	—	(5.10)	(5.05)	(0.33)	—	(0.99)	(1.32)	—
10/1/20 to 9/30/21	14.93	(0.02)	—	2.87	2.85	(0.17)	—	—	(0.17)	—
10/1/19 to 9/30/20	12.10	(0.02)	—	3.08	3.06	(0.23)	—	—	(0.23)	—
10/1/18 to 9/30/19	11.66	0.32	—	0.15	0.47	(0.03)	—	—	(0.03)	—
Class C
10/1/22 to 9/30/23	$11.09	0.07	—	1.69	1.76	—	—	—	—	—
10/1/21 to 9/30/22	17.41	(0.05)	—	(5.06)	(5.11)	(0.22)	—	(0.99)	(1.21)	—
10/1/20 to 9/30/21	14.80	(0.14)	—	2.85	2.71	(0.10)	—	—	(0.10)	—
10/1/19 to 9/30/20	12.03	(0.11)	—	3.05	2.94	(0.17)	—	—	(0.17)	—
10/1/18 to 9/30/19	11.65	0.17	—	0.21	0.38	—	—	—	—	—
Class I
10/1/22 to 9/30/23	$11.31	0.19	—	1.73	1.92	—	—	—	—	—
10/1/21 to 9/30/22	17.72	0.09	—	(5.12)	(5.03)	(0.39)	—	(0.99)	(1.38)	—
10/1/20 to 9/30/21	15.01	0.05	—	2.86	2.91	(0.20)	—	—	(0.20)	—
10/1/19 to 9/30/20	12.16	0.01	—	3.10	3.11	(0.26)	—	—	(0.26)	—
10/1/18 to 9/30/19	11.70	0.34	—	0.16	0.50	(0.04)	—	—	(0.04)	—
Class R6
10/1/22 to 9/30/23	$11.30	0.20	—	1.73	1.93	—	—	—	—	—
10/1/21 to 9/30/22	17.74	0.13	—	(5.14)	(5.01)	(0.44)	—	(0.99)	(1.43)	—
10/1/20 to 9/30/21	15.01	0.13	—	2.82	2.95	(0.22)	—	—	(0.22)	—
10/1/19 to 9/30/20	12.16	0.02	—	3.10	3.12	(0.27)	—	—	(0.27)	—
8/1/19(10) to 9/30/19	12.36	0.03	—	(0.23)	(0.20)	—	—	—	—	—

148	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

1.88	$13.12	16.73%	$29,963	1.78%		1.79%	1.17%	17%
(6.37)	11.24	(30.74)	31,637	1.81	(6)(7)(8)(9)	1.80	0.32	24
2.68	17.61	19.15	57,403	1.85	(8)(9)	1.81	(0.11)	19
2.83	14.93	25.70	39,799	1.85		1.90	(0.17)	47
0.44	12.10	4.10	27,479	1.86		1.90	2.70	44

1.76	$12.85	15.87%	$3,803	2.52%		2.51%	0.52%	17%
(6.32)	11.09	(31.27)	1,589	2.56	(6)(7)	2.62	(0.34)	24
2.61	17.41	18.33	2,540	2.60	(8)(9)	2.54	(0.79)	19
2.77	14.80	24.75	1,208	2.60		2.61	(0.87)	47
0.38	12.03	3.26	736	2.61		2.62	1.47	44

1.92	$13.23	16.98%	$227,178	1.49%		1.51%	1.47%	17%
(6.41)	11.31	(30.49)	196,191	1.51	(6)(7)	1.55	0.61	24
2.71	17.72	19.49	360,774	1.55	(8)(9)	1.51	0.26	19
2.85	15.01	26.01	180,829	1.60		1.62	0.11	47
0.46	12.16	4.33	85,699	1.61		1.67	2.85	44

1.93	$13.23	17.08%	$1,675	1.39%		1.42%	1.58%	17%
(6.44)	11.30	(30.43)	1,101	1.41	(6)(7)	1.45	0.96	24
2.73	17.74	19.71	1,223	1.41	(8)(9)	1.41	0.72	19
2.85	15.01	26.13	125	1.50		1.51	0.17	47
(0.20)	12.16	(1.62)	98	1.51	(6)	1.62	1.44	44	(12)

Virtus Mutual Funds	149

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus KAR International Small-Mid Cap Fund
Class A
10/1/22 to 9/30/23	$12.53	0.16	—	3.24	3.40	—	—	—	—	—
10/1/21 to 9/30/22	24.72	0.11	—	(10.47)	(10.36)	(0.44)	—	(1.39)	(1.83)	—
10/1/20 to 9/30/21	19.15	0.04	—	5.74	5.78	(0.16)	—	(0.05)	(0.21)	—(11)
10/1/19 to 9/30/20	16.95	0.02	—	2.51	2.53	(0.33)	—	—	(0.33)	—
10/1/18 to 9/30/19	17.15	0.44	—	(0.47)	(0.03)	(0.06)	—	(0.11)	(0.17)	—(11)
Class C
10/1/22 to 9/30/23	$12.26	0.05	—	3.16	3.21	—	—	—	—	—
10/1/21 to 9/30/22	24.23	(0.03)	—	(10.28)	(10.31)	(0.27)	—	(1.39)	(1.66)	—
10/1/20 to 9/30/21	18.78	(0.13)	—	5.65	5.52	(0.02)	—	(0.05)	(0.07)	—(11)
10/1/19 to 9/30/20	16.64	(0.11)	—	2.45	2.34	(0.20)	—	—	(0.20)	—
10/1/18 to 9/30/19	16.89	0.32	—	(0.46)	(0.14)	—	—	(0.11)	(0.11)	—(11)
Class I
10/1/22 to 9/30/23	$12.58	0.21	—	3.25	3.46	—	—	—	—	—
10/1/21 to 9/30/22	24.86	0.15	—	(10.51)	(10.36)	(0.53)	—	(1.39)	(1.92)	—
10/1/20 to 9/30/21	19.25	0.12	—	5.76	5.88	(0.22)	—	(0.05)	(0.27)	—(11)
10/1/19 to 9/30/20	17.03	0.06	—	2.53	2.59	(0.37)	—	—	(0.37)	—
10/1/18 to 9/30/19	17.24	0.50	—	(0.49)	0.01	(0.11)	—	(0.11)	(0.22)	—(11)
Class R6
10/1/22 to 9/30/23	$12.60	0.22	—	3.26	3.48	—	—	—	—	—
10/1/21 to 9/30/22	24.89	0.17	—	(10.52)	(10.35)	(0.55)	—	(1.39)	(1.94)	—
10/1/20 to 9/30/21	19.27	0.16	—	5.75	5.91	(0.24)	—	(0.05)	(0.29)	—(11)
10/1/19 to 9/30/20	17.05	0.11	—	2.50	2.61	(0.39)	—	—	(0.39)	—
10/1/18 to 9/30/19	17.26	0.43	—	(0.41)	0.02	(0.12)	—	(0.11)	(0.23)	—(11)

150	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

3.40	$15.93	27.13%		$41,974	1.45%		1.45%	1.04%	16%
(12.19)	12.53	(45.16)		42,670	1.44	(6)(8)	1.44	0.55	21
5.57	24.72	30.29	(13)	100,353	1.53	(7)(8)	1.53	0.18	23
2.20	19.15	14.98		78,101	1.56	(8)	1.56	0.13	48
(0.20)	16.95	(0.05	)(13)	70,958	1.55	(8)	1.55	2.66	30

3.21	$15.47	26.18%		$17,814	2.20%		2.21%	0.30%	16%
(11.97)	12.26	(45.57)		18,430	2.20	(6)(8)	2.20	(0.18)	21
5.45	24.23	29.43	(13)	42,388	2.25	(7)	2.25	(0.55)	23
2.14	18.78	14.07		33,524	2.27	(8)	2.27	(0.65)	48
(0.25)	16.64	(0.78	)(13)	37,210	2.29	(8)	2.29	1.93	30

3.46	$16.04	27.50%		$809,503	1.20%		1.20%	1.31%	16%
(12.28)	12.58	(45.04)		927,917	1.19	(6)(8)	1.19	0.76	21
5.61	24.86	30.69	(13)	2,685,996	1.24	(7)(8)	1.24	0.49	23
2.22	19.25	15.28		1,705,562	1.28	(8)	1.28	0.35	48
(0.21)	17.03	0.18	(13)	1,372,552	1.30	(8)	1.30	2.96	30

3.48	$16.08	27.62%		$76,606	1.09%		1.09%	1.38%	16%
(12.29)	12.60	(44.97)		80,462	1.09	(6)(8)	1.09	0.86	21
5.62	24.89	30.82	(13)	277,279	1.15	(7)(8)	1.15	0.65	23
2.22	19.27	15.35		75,086	1.18	(8)	1.18	0.65	48
(0.21)	17.05	0.24	(13)	40,866	1.19	(8)	1.19	2.60	30

Virtus Mutual Funds	151

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Newfleet Core Plus Bond Fund
Class A
10/1/22 to 9/30/23	$9.84	0.39	—	(0.18)	0.21	(0.39)	—	—	(0.39)	—
10/1/21 to 9/30/22	11.81	0.26	—	(1.80)	(1.54)	(0.27)	—	(0.16)	(0.43)	—
10/1/20 to 9/30/21	11.85	0.25	—	(0.04)	0.21	(0.25)	—	—	(0.25)	—
10/1/19 to 9/30/20	11.51	0.30	—	0.34	0.64	(0.30)	—	—	(0.30)	—
10/1/18 to 9/30/19	10.84	0.35	—	0.67	1.02	(0.35)	—	—	(0.35)	—
Class C
10/1/22 to 9/30/23	$9.61	0.31	—	(0.18)	0.13	(0.31)	—	—	(0.31)	—
10/1/21 to 9/30/22	11.54	0.17	—	(1.75)	(1.58)	(0.19)	—	(0.16)	(0.35)	—
10/1/20 to 9/30/21	11.57	0.16	—	(0.03)	0.13	(0.16)	—	—	(0.16)	—
10/1/19 to 9/30/20	11.24	0.21	—	0.33	0.54	(0.21)	—	—	(0.21)	—
10/1/18 to 9/30/19	10.59	0.27	—	0.65	0.92	(0.27)	—	—	(0.27)	—
Class I
10/1/22 to 9/30/23	$10.00	0.43	—	(0.19)	0.24	(0.42)	—	—	(0.42)	—
10/1/21 to 9/30/22	12.00	0.29	—	(1.82)	(1.53)	(0.31)	—	(0.16)	(0.47)	—
10/1/20 to 9/30/21	12.04	0.28	—	(0.04)	0.24	(0.28)	—	—	(0.28)	—
10/1/19 to 9/30/20	11.70	0.33	—	0.34	0.67	(0.33)	—	—	(0.33)	—
10/1/18 to 9/30/19	11.02	0.38	—	0.69	1.07	(0.39)	—	—	(0.39)	—
Class R6
10/1/22 to 9/30/23	$10.01	0.44	—	(0.19)	0.25	(0.43)	—	—	(0.43)	—
10/1/21 to 9/30/22	12.01	0.30	—	(1.82)	(1.52)	(0.32)	—	(0.16)	(0.48)	—
10/1/20 to 9/30/21	12.05	0.30	—	(0.04)	0.26	(0.30)	—	—	(0.30)	—
10/1/19 to 9/30/20	11.71	0.35	—	0.34	0.69	(0.35)	—	—	(0.35)	—
10/1/18 to 9/30/19	11.02	0.40	—	0.69	1.09	(0.40)	—	—	(0.40)	—

152	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

(0.18)	$9.66	2.06%	$28,811	0.80	%(14)	1.10%	3.90%	49%
(1.97)	9.84	(13.38)	27,013	0.81	(6)	1.05	2.34	52
(0.04)	11.81	1.79	34,538	0.80		1.05	2.12	59
0.34	11.85	5.66	37,507	0.81	(7)	1.07	2.61	65
0.67	11.51	9.64	36,248	0.85		1.11	3.21	59

(0.18)	$9.43	1.25%	$1,553	1.55	%(14)	1.87%	3.16%	49%
(1.93)	9.61	(14.05)	1,283	1.56	(6)	1.84	1.55	52
(0.03)	11.54	1.11	2,621	1.55		1.81	1.39	59
0.33	11.57	4.85	4,676	1.56	(7)	1.82	1.84	65
0.65	11.24	8.78	3,725	1.59		1.85	2.49	59

(0.18)	$9.82	2.33%	$132,866	0.55%		0.84%	4.26%	49%
(2.00)	10.00	(13.17)	63,559	0.57	(6)	0.80	2.62	52
(0.04)	12.00	2.04	70,630	0.55		0.79	2.36	59
0.34	12.04	5.87	63,222	0.56	(7)	0.80	2.85	65
0.68	11.70	9.90	54,038	0.60		0.82	3.39	59

(0.18)	$9.83	2.47%	$1,971	0.43%		0.74%	4.32%	49%
(2.00)	10.01	(13.05)	1,338	0.45	(6)	0.73	2.74	52
(0.04)	12.01	2.17	1,214	0.43		0.72	2.48	59
0.34	12.05	6.00	1,122	0.44	(7)	0.74	2.99	65
0.69	11.71	10.13	1,031	0.48		0.77	3.52	59

Virtus Mutual Funds	153

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Newfleet High Yield Fund
Class A
10/1/22 to 9/30/23	$3.53	0.24	—	0.12	0.36	(0.24)	—	—	(0.24)	—
10/1/21 to 9/30/22	4.28	0.20	—	(0.75)	(0.55)	(0.20)	—	—	(0.20)	—
10/1/20 to 9/30/21	4.00	0.20	—	0.28	0.48	(0.20)	—	—	(0.20)	—
10/1/19 to 9/30/20	4.10	0.21	—	(0.10)	0.11	(0.21)	—	—	(0.21)	—
10/1/18 to 9/30/19	4.13	0.23	—	(0.03)	0.20	(0.23)	—	—	(0.23)	—
Class C
10/1/22 to 9/30/23	$3.47	0.21	—	0.12	0.33	(0.21)	—	—	(0.21)	—
10/1/21 to 9/30/22	4.21	0.17	—	(0.74)	(0.57)	(0.17)	—	—	(0.17)	—
10/1/20 to 9/30/21	3.93	0.17	—	0.28	0.45	(0.17)	—	—	(0.17)	—
10/1/19 to 9/30/20	4.02	0.18	—	(0.09)	0.09	(0.18)	—	—	(0.18)	—
10/1/18 to 9/30/19	4.06	0.19	—	(0.04)	0.15	(0.19)	—	—	(0.19)	—
Class I
10/1/22 to 9/30/23	$3.53	0.25	—	0.13	0.38	(0.25)	—	—	(0.25)	—
10/1/21 to 9/30/22	4.29	0.21	—	(0.76)	(0.55)	(0.21)	—	—	(0.21)	—
10/1/20 to 9/30/21	4.01	0.21	—	0.28	0.49	(0.21)	—	—	(0.21)	—
10/1/19 to 9/30/20	4.10	0.22	—	(0.09)	0.13	(0.22)	—	—	(0.22)	—
10/1/18 to 9/30/19	4.13	0.24	—	(0.03)	0.21	(0.24)	—	—	(0.24)	—
Class R6
10/1/22 to 9/30/23	$3.53	0.25	—	0.12	0.37	(0.25)	—	—	(0.25)	—
10/1/21 to 9/30/22	4.29	0.22	—	(0.76)	(0.54)	(0.22)	—	—	(0.22)	—
10/1/20 to 9/30/21	4.00	0.22	—	0.29	0.51	(0.22)	—	—	(0.22)	—
10/1/19 to 9/30/20	4.10	0.22	—	(0.10)	0.12	(0.22)	—	—	(0.22)	—
10/1/18 to 9/30/19	4.13	0.23	—	(0.02)	0.21	(0.24)	—	—	(0.24)	—

154	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

0.12	$3.65	10.27%	$35,738	1.01	%(6)	1.33%	6.53%	52%
(0.75)	3.53	(13.15)	36,258	1.01	(6)	1.27	5.10	47
0.28	4.28	12.18	47,153	1.00		1.25	4.77	74
(0.10)	4.00	2.88	45,234	1.00		1.37	5.31	88
(0.03)	4.10	4.99	49,890	0.99		1.36	5.61	59

0.12	$3.59	9.51%	$1,098	1.76	%(6)	2.10%	5.77%	52%
(0.74)	3.47	(13.87)	1,013	1.76	(6)	2.08	4.34	47
0.28	4.21	11.47	1,460	1.75		2.03	4.05	74
(0.09)	3.93	2.33	2,542	1.75		2.11	4.55	88
(0.04)	4.02	3.94	2,207	1.75		2.11	4.85	59

0.13	$3.66	10.84%	$7,225	0.76	%(6)	1.12%	6.77%	52%
(0.76)	3.53	(13.14)	6,196	0.76	(6)	1.10	5.34	47
0.28	4.29	12.43	8,297	0.75		1.05	5.01	74
(0.09)	4.01	3.40	9,319	0.75		1.17	5.54	88
(0.03)	4.10	5.25	7,805	0.75		1.15	5.82	59

0.12	$3.65	10.71%	$1,861	0.60	%(6)	0.99%	6.93%	52%
(0.76)	3.53	(13.00)	1,760	0.60	(6)	0.96	5.50	47
0.29	4.29	12.87	1,937	0.60	(7)	0.93	5.12	74
(0.10)	4.00	3.20	1,157	0.69		1.05	5.58	88
(0.03)	4.10	5.30	829	0.69		1.04	5.77	59

Virtus Mutual Funds	155

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Newfleet Low Duration Core Plus Bond Fund
Class A
10/1/22 to 9/30/23	$10.09	0.31	—	0.14		0.45	(0.31)	—	—	(0.31)	—
10/1/21 to 9/30/22	10.96	0.15	—	(0.86)		(0.71)	(0.16)	—	—	(0.16)	—
10/1/20 to 9/30/21	10.96	0.16	—	—	(11)	0.16	(0.16)	—	—	(0.16)	—
10/1/19 to 9/30/20	10.86	0.24	—	0.10		0.34	(0.24)	—	—	(0.24)	—
10/1/18 to 9/30/19	10.64	0.29	—	0.22		0.51	(0.29)	—	—	(0.29)	—
Class C
10/1/22 to 9/30/23	$10.09	0.23	—	0.15		0.38	(0.24)	—	—	(0.24)	—
10/1/21 to 9/30/22	10.96	0.07	—	(0.86)		(0.79)	(0.08)	—	—	(0.08)	—
10/1/20 to 9/30/21	10.96	0.08	—	(0.01)		0.07	(0.07)	—	—	(0.07)	—
10/1/19 to 9/30/20	10.86	0.16	—	0.10		0.26	(0.16)	—	—	(0.16)	—
10/1/18 to 9/30/19	10.64	0.21	—	0.22		0.43	(0.21)	—	—	(0.21)	—
Class I
10/1/22 to 9/30/23	$10.08	0.34	—	0.14		0.48	(0.34)	—	—	(0.34)	—
10/1/21 to 9/30/22	10.96	0.18	—	(0.88)		(0.70)	(0.18)	—	—	(0.18)	—
10/1/20 to 9/30/21	10.95	0.18	—	0.01		0.19	(0.18)	—	—	(0.18)	—
10/1/19 to 9/30/20	10.85	0.27	—	0.10		0.37	(0.27)	—	—	(0.27)	—
10/1/18 to 9/30/19	10.63	0.31	—	0.22		0.53	(0.31)	—	—	(0.31)	—
Class R6
10/1/22 to 9/30/23	$10.09	0.34	—	0.15		0.49	(0.35)	—	—	(0.35)	—
10/1/21 to 9/30/22	10.96	0.19	—	(0.87)		(0.68)	(0.19)	—	—	(0.19)	—
10/1/20 to 9/30/21	10.96	0.16	—	0.03		0.19	(0.19)	—	—	(0.19)	—
10/1/19 to 9/30/20	10.86	0.28	—	0.10		0.38	(0.28)	—	—	(0.28)	—
12/19/18(10) to 9/30/19	10.58	0.25	—	0.28		0.53	(0.25)	—	—	(0.25)	—

156	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value		Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

0.14		$10.23	4.55%	$62,424	0.74%		0.93%	3.05%	38%
(0.87)		10.09	(6.55)	77,244	0.77	(6)	0.90	1.46	38
—	(11)	10.96	1.44	101,271	0.75		0.89	1.42	55
0.10		10.96	3.21	87,690	0.75		0.91	2.24	57
0.22		10.86	4.82	81,384	0.75		0.95	2.67	45

0.14		$10.23	3.78%	$8,845	1.49%		1.66%	2.29%	38%
(0.87)		10.09	(7.26)	11,773	1.51	(6)	1.69	0.70	38
—	(11)	10.96	0.68	17,403	1.50		1.66	0.69	55
0.10		10.96	2.44	20,105	1.50		1.67	1.50	57
0.22		10.86	4.04	20,746	1.50		1.70	1.92	45

0.14		$10.22	4.81%	$314,549	0.49%		0.68%	3.29%	38%
(0.88)		10.08	(6.41)	425,501	0.52	(6)	0.66	1.69	38
0.01		10.96	1.78	634,354	0.50		0.65	1.64	55
0.10		10.95	3.46	401,784	0.50		0.67	2.49	57
0.22		10.85	5.09	352,583	0.50		0.70	2.91	45

0.14		$10.23	4.89%	$7,452	0.42%		0.60%	3.37%	38%
(0.87)		10.09	(6.25)	39,337	0.45	(6)	0.60	1.81	38
—	(11)	10.96	1.76	27,222	0.43		0.57	1.46	55
0.10		10.96	3.54	387	0.43		0.61	2.56	57
0.28		10.86	5.08	282	0.43		0.62	3.02	45	(12)

Virtus Mutual Funds	157

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Newfleet Multi-Sector Intermediate Bond Fund
Class A
10/1/22 to 9/30/23	$8.73	0.44	—	0.05	0.49	(0.43)	—	—	(0.43)	—
10/1/21 to 9/30/22	10.35	0.36	—	(1.59)	(1.23)	(0.37)	(0.02)	—	(0.39)	—
10/1/20 to 9/30/21	10.06	0.37	—	0.27	0.64	(0.35)	—	—	(0.35)	—(11)
10/1/19 to 9/30/20	10.16	0.39	—	(0.11)	0.28	(0.38)	—	—	(0.38)	—
10/1/18 to 9/30/19	9.97	0.43	—	0.19	0.62	(0.38)	(0.05)	—	(0.43)	—(11)
Class C
10/1/22 to 9/30/23	$8.83	0.38	—	0.05	0.43	(0.36)	—	—	(0.36)	—
10/1/21 to 9/30/22	10.46	0.30	—	(1.62)	(1.32)	(0.29)	(0.02)	—	(0.31)	—
10/1/20 to 9/30/21	10.17	0.29	—	0.27	0.56	(0.27)	—	—	(0.27)	—(11)
10/1/19 to 9/30/20	10.26	0.31	—	(0.10)	0.21	(0.30)	—	—	(0.30)	—
10/1/18 to 9/30/19	10.07	0.36	—	0.19	0.55	(0.31)	(0.05)	—	(0.36)	—(11)
Class I
10/1/22 to 9/30/23	$8.70	0.47	—	0.05	0.52	(0.46)	—	—	(0.46)	—
10/1/21 to 9/30/22	10.33	0.39	—	(1.60)	(1.21)	(0.40)	(0.02)	—	(0.42)	—
10/1/20 to 9/30/21	10.05	0.39	—	0.28	0.67	(0.39)	—	—	(0.39)	—(11)
10/1/19 to 9/30/20	10.15	0.41	—	(0.10)	0.31	(0.41)	—	—	(0.41)	—
10/1/18 to 9/30/19	9.98	0.46	—	0.18	0.64	(0.42)	(0.05)	—	(0.47)	—(11)
Class R6
10/1/22 to 9/30/23	$8.76	0.48	—	0.06	0.54	(0.46)	—	—	(0.46)	—
10/1/21 to 9/30/22	10.38	0.40	—	(1.60)	(1.20)	(0.40)	(0.02)	—	(0.42)	—
10/1/20 to 9/30/21	10.08	0.41	—	0.28	0.69	(0.39)	—	—	(0.39)	—(11)
10/1/19 to 9/30/20	10.17	0.42	—	(0.10)	0.32	(0.41)	—	—	(0.41)	—
10/1/18 to 9/30/19	9.98	0.46	—	0.20	0.66	(0.42)	(0.05)	—	(0.47)	—(11)

158	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

0.06	$8.79	5.64%		$67,280	0.99%		1.10%	4.94%	48%
(1.62)	8.73	(12.15)		64,515	1.00	(6)	1.10	3.76	52
0.29	10.35	6.45	(13)	82,697	0.99		1.07	3.56	77
(0.10)	10.06	2.86		78,378	0.99		1.09	3.87	95
0.19	10.16	6.43	(13)	86,034	0.98		1.10	4.34	81

0.07	$8.90	4.91%		$9,131	1.74%		1.85%	4.15%	48%
(1.63)	8.83	(12.78)		12,014	1.75	(6)	1.85	3.00	52
0.29	10.46	5.58	(13)	20,004	1.74		1.82	2.81	77
(0.09)	10.17	2.16		30,872	1.74		1.83	3.12	95
0.19	10.26	5.57	(13)	39,778	1.73		1.85	3.63	81

0.06	$8.76	6.01%		$303,103	0.74%		0.82%	5.24%	48%
(1.63)	8.70	(11.99)		159,300	0.75	(6)	0.86	4.00	52
0.28	10.33	6.70	(13)	212,633	0.74		0.82	3.80	77
(0.10)	10.05	3.19		299,784	0.74		0.83	4.09	95
0.17	10.15	6.57	(13)	177,574	0.73		0.85	4.57	81

0.08	$8.84	6.21%		$18,072	0.60%		0.77%	5.39%	48%
(1.62)	8.76	(11.83)		5,175	0.61	(6)	0.78	4.15	52
0.30	10.38	6.87	(13)	6,345	0.60		0.75	3.94	77
(0.09)	10.08	3.28		6,068	0.60		0.76	4.25	95
0.19	10.17	6.77	(13)	4,903	0.59		0.78	4.65	81

Virtus Mutual Funds	159

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Newfleet Multi-Sector Short Term Bond Fund
Class A
10/1/22 to 9/30/23	$4.30	0.15	—	0.07	0.22	(0.15)	—	—	(0.15)	—
10/1/21 to 9/30/22	4.76	0.09	—	(0.45)	(0.36)	(0.09)	(0.01)	—	(0.10)	—
10/1/20 to 9/30/21	4.73	0.10	—	0.03	0.13	(0.10)	—	—	(0.10)	—
10/1/19 to 9/30/20	4.72	0.12	—	0.02	0.14	(0.12)	(0.01)	—	(0.13)	—
10/1/18 to 9/30/19	4.65	0.14	—	0.07	0.21	(0.12)	(0.02)	—	(0.14)	—
Class C
10/1/22 to 9/30/23	$4.37	0.14	—	0.06	0.20	(0.14)	—	—	(0.14)	—
10/1/21 to 9/30/22	4.83	0.08	—	(0.45)	(0.37)	(0.08)	(0.01)	—	(0.09)	—
10/1/20 to 9/30/21	4.79	0.09	—	0.04	0.13	(0.09)	—	—	(0.09)	—
10/1/19 to 9/30/20	4.78	0.11	—	0.02	0.13	(0.11)	(0.01)	—	(0.12)	—
10/1/18 to 9/30/19	4.71	0.13	—	0.07	0.20	(0.11)	(0.02)	—	(0.13)	—
Class C1
10/1/22 to 9/30/23	$4.36	0.12	—	0.06	0.18	(0.12)	—	—	(0.12)	—
10/1/21 to 9/30/22	4.82	0.06	—	(0.46)	(0.40)	(0.05)	(0.01)	—	(0.06)	—
10/1/20 to 9/30/21	4.78	0.06	—	0.04	0.10	(0.06)	—	—	(0.06)	—
10/1/19 to 9/30/20	4.77	0.09	—	0.02	0.11	(0.09)	(0.01)	—	(0.10)	—
10/1/18 to 9/30/19	4.70	0.11	—	0.07	0.18	(0.09)	(0.02)	—	(0.11)	—
Class I
10/1/22 to 9/30/23	$4.31	0.16	—	0.06	0.22	(0.16)	—	—	(0.16)	—
10/1/21 to 9/30/22	4.77	0.10	—	(0.45)	(0.35)	(0.10)	(0.01)	—	(0.11)	—
10/1/20 to 9/30/21	4.73	0.11	—	0.04	0.15	(0.11)	—	—	(0.11)	—
10/1/19 to 9/30/20	4.72	0.13	—	0.02	0.15	(0.13)	(0.01)	—	(0.14)	—
10/1/18 to 9/30/19	4.66	0.15	—	0.06	0.21	(0.13)	(0.02)	—	(0.15)	—
Class R6
10/1/22 to 9/30/23	$4.32	0.16	—	0.07	0.23	(0.16)	—	—	(0.16)	—
10/1/21 to 9/30/22	4.78	0.11	—	(0.46)	(0.35)	(0.10)	(0.01)	—	(0.11)	—
10/1/20 to 9/30/21	4.74	0.12	—	0.04	0.16	(0.12)	—	—	(0.12)	—
10/1/19 to 9/30/20	4.72	0.14	—	0.03	0.17	(0.14)	(0.01)	—	(0.15)	—
10/1/18 to 9/30/19	4.65	0.16	—	0.07	0.23	(0.14)	(0.02)	—	(0.16)	—

160	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

0.07	$4.37	5.17%	$660,114	0.89%		0.97%	3.47%	37%
(0.46)	4.30	(7.65)	771,020	0.92	(6)(7)	0.97	2.04	41
0.03	4.76	2.78	956,384	0.96	(8)	0.96	2.02	64
0.01	4.73	3.10	857,107	0.98	(8)	0.98	2.58	70
0.07	4.72	4.62	898,392	0.97	(8)	0.98	3.01	58

0.06	$4.43	4.58%	$132,559	1.15%		1.23%	3.19%	37%
(0.46)	4.37	(7.79)	181,221	1.18	(6)(7)	1.24	1.77	41
0.04	4.83	2.69	267,919	1.21	(8)	1.21	1.82	64
0.01	4.79	2.81	433,279	1.21	(8)	1.21	2.35	70
0.07	4.78	4.31	575,524	1.21	(8)	1.21	2.78	58

0.06	$4.42	4.09%	$33,679	1.65%		1.72%	2.70%	37%
(0.46)	4.36	(8.25)	44,838	1.68	(6)(7)	1.72	1.27	41
0.04	4.82	2.19	70,114	1.71	(8)	1.71	1.32	64
0.01	4.78	2.31	114,699	1.71	(8)	1.71	1.85	70
0.07	4.77	3.80	195,185	1.71	(8)	1.72	2.28	58

0.06	$4.37	5.18%	$3,639,516	0.64%		0.72%	3.72%	37%
(0.46)	4.31	(7.40)	4,254,653	0.67	(6)(7)	0.72	2.29	41
0.04	4.77	3.25	5,221,147	0.71	(8)	0.71	2.28	64
0.01	4.73	3.36	4,539,835	0.72	(8)	0.72	2.83	70
0.06	4.72	4.66	4,695,968	0.72	(8)	0.72	3.26	58

0.07	$4.39	5.48%	$10,991	0.51%		0.69%	3.75%	37%
(0.46)	4.32	(7.32)	25,862	0.54	(6)(7)	0.69	2.43	41
0.04	4.78	3.31	30,118	0.55		0.67	2.42	64
0.02	4.74	3.65	11,358	0.55		0.65	2.99	70
0.07	4.72	4.96	6,408	0.55		0.65	3.42	58

Virtus Mutual Funds	161

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Newfleet Senior Floating Rate Fund
Class A
10/1/22 to 9/30/23	$8.43	0.64	—	0.28	0.92	(0.65)	—	—	(0.65)	—
10/1/21 to 9/30/22	9.01	0.32	—	(0.58)	(0.26)	(0.32)	—	—	(0.32)	—
10/1/20 to 9/30/21	8.58	0.28	—	0.43	0.71	(0.28)	—	—	(0.28)	—
10/1/19 to 9/30/20	9.11	0.38	—	(0.54)	(0.16)	(0.37)	—	—	(0.37)	—
10/1/18 to 9/30/19	9.41	0.46	—	(0.30)	0.16	(0.46)	—	—	(0.46)	—
Class C
10/1/22 to 9/30/23	$8.43	0.58	—	0.28	0.86	(0.58)	—	—	(0.58)	—
10/1/21 to 9/30/22	9.02	0.26	—	(0.59)	(0.33)	(0.26)	—	—	(0.26)	—
10/1/20 to 9/30/21	8.59	0.22	—	0.43	0.65	(0.22)	—	—	(0.22)	—
10/1/19 to 9/30/20	9.12	0.30	—	(0.52)	(0.22)	(0.31)	—	—	(0.31)	—
10/1/18 to 9/30/19	9.42	0.39	—	(0.30)	0.09	(0.39)	—	—	(0.39)	—
Class I
10/1/22 to 9/30/23	$8.41	0.66	—	0.29	0.95	(0.67)	—	—	(0.67)	—
10/1/21 to 9/30/22	9.00	0.35	—	(0.59)	(0.24)	(0.35)	—	—	(0.35)	—
10/1/20 to 9/30/21	8.57	0.30	—	0.44	0.74	(0.31)	—	—	(0.31)	—
10/1/19 to 9/30/20	9.10	0.39	—	(0.52)	(0.13)	(0.40)	—	—	(0.40)	—
10/1/18 to 9/30/19	9.40	0.48	—	(0.30)	0.18	(0.48)	—	—	(0.48)	—
Class R6
10/1/22 to 9/30/23	$8.41	0.67	—	0.29	0.96	(0.68)	—	—	(0.68)	—
10/1/21 to 9/30/22	9.00	0.36	—	(0.59)	(0.23)	(0.36)	—	—	(0.36)	—
10/1/20 to 9/30/21	8.57	0.32	—	0.43	0.75	(0.32)	—	—	(0.32)	—
10/1/19 to 9/30/20	9.11	0.37	—	(0.50)	(0.13)	(0.41)	—	—	(0.41)	—
10/1/18 to 9/30/19	9.40	0.49	—	(0.28)	0.21	(0.50)	—	—	(0.50)	—

162	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

0.27	$8.70	11.20%	$61,100	1.04	%(15)	1.12%	7.48%	50%
(0.58)	8.43	(2.87)	56,561	1.05	(6)(15)	1.11	3.65	33
0.43	9.01	8.40	72,274	1.04	(15)	1.08	3.18	65
(0.53)	8.58	(1.66)	57,743	1.12	(15)	1.13	4.31	40
(0.30)	9.11	1.80	167,595	1.10	(15)	1.11	4.96	24

0.28	$8.71	10.50%	$6,311	1.79	%(15)	1.89%	6.69%	50%
(0.59)	8.43	(3.71)	7,202	1.80	(6)(15)	1.87	2.92	33
0.43	9.02	7.59	9,595	1.78	(15)	1.85	2.49	65
(0.53)	8.59	(2.36)	27,287	1.86	(15)	1.92	3.47	40
(0.30)	9.12	1.05	47,050	1.86	(15)	1.92	4.23	24

0.28	$8.69	11.61%	$126,422	0.79	%(15)	0.87%	7.70%	50%
(0.59)	8.41	(2.75)	119,257	0.80	(6)(15)	0.86	3.94	33
0.43	9.00	8.68	136,742	0.79	(15)	0.83	3.42	65
(0.53)	8.57	(1.39)	110,156	0.86	(15)	0.91	4.45	40
(0.30)	9.10	2.05	158,703	0.86	(15)	0.91	5.20	24

0.28	$8.69	11.77%	$1,262	0.65	%(15)	0.80%	7.84%	50%
(0.59)	8.41	(2.61)	1,345	0.66	(6)(15)	0.80	4.08	33
0.43	9.00	8.83	1,616	0.65	(15)	0.77	3.61	65
(0.54)	8.57	(1.33)	2,746	0.70	(15)	0.82	4.51	40
(0.29)	9.11	2.31	219	0.71	(15)	0.84	5.35	24

Virtus Mutual Funds	163

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Seix Tax-Exempt Bond Fund
Class A
10/1/22 to 9/30/23	$9.94	0.27	—	(0.05)		0.22	(0.27)	—	—	(0.27)	—
10/1/21 to 9/30/22	11.36	0.23	—	(1.38)		(1.15)	(0.23)	—	(0.04)	(0.27)	—
10/1/20 to 9/30/21	11.45	0.23	—	—	(11)	0.23	(0.23)	—	(0.09)	(0.32)	—
10/1/19 to 9/30/20	11.34	0.25	—	0.11		0.36	(0.25)	—	—	(0.25)	—
10/1/18 to 9/30/19	10.88	0.27	—	0.53		0.80	(0.27)	—	(0.07)	(0.34)	—
Class C
10/1/22 to 9/30/23	$9.94	0.20	—	(0.06)		0.14	(0.19)	—	—	(0.19)	—
10/1/21 to 9/30/22	11.36	0.15	—	(1.38)		(1.23)	(0.15)	—	(0.04)	(0.19)	—
10/1/20 to 9/30/21	11.45	0.15	—	—	(11)	0.15	(0.15)	—	(0.09)	(0.24)	—
10/1/19 to 9/30/20	11.34	0.17	—	0.10		0.27	(0.16)	—	—	(0.16)	—
10/1/18 to 9/30/19	10.89	0.19	—	0.52		0.71	(0.19)	—	(0.07)	(0.26)	—
Class I
10/1/22 to 9/30/23	$9.94	0.30	—	(0.06)		0.24	(0.29)	—	—	(0.29)	—
10/1/21 to 9/30/22	11.36	0.26	—	(1.39)		(1.13)	(0.25)	—	(0.04)	(0.29)	—
10/1/20 to 9/30/21	11.45	0.26	—	—	(11)	0.26	(0.26)	—	(0.09)	(0.35)	—
10/1/19 to 9/30/20	11.34	0.28	—	0.10		0.38	(0.27)	—	—	(0.27)	—
10/1/18 to 9/30/19	10.88	0.30	—	0.53		0.83	(0.30)	—	(0.07)	(0.37)	—

164	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

(0.05)	$9.89	2.14%	$27,621	0.83%		1.08%	2.69%	23%
(1.42)	9.94	(10.30)	29,594	0.85	(6)(7)	1.02	2.13	1
(0.09)	11.36	2.04	37,928	0.85		1.01	2.05	6
0.11	11.45	3.17	37,078	0.85		1.01	2.21	6
0.46	11.34	7.50	38,374	0.85		0.99	2.47	4

(0.05)	$9.89	1.37%	$1,370	1.58%		1.81%	1.94%	23%
(1.42)	9.94	(10.97)	2,058	1.60	(6)(7)	1.77	1.37	1
(0.09)	11.36	1.28	3,561	1.60		1.75	1.31	6
0.11	11.45	2.40	8,145	1.60		1.74	1.47	6
0.45	11.34	6.60	11,194	1.60		1.73	1.73	4

(0.05)	$9.89	2.39%	$36,821	0.58%		0.83%	2.94%	23%
(1.42)	9.94	(10.07)	43,793	0.60	(6)(7)	0.79	2.37	1
(0.09)	11.36	2.29	62,412	0.60		0.77	2.30	6
0.11	11.45	3.43	67,924	0.60		0.78	2.46	6
0.46	11.34	7.76	84,588	0.60		0.78	2.72	4

Virtus Mutual Funds	165

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus SGA Emerging Markets Equity Fund
Class A
10/1/22 to 9/30/23	$7.05	0.05		—	(0.10)	(0.05)	—	—	—	—	—
10/1/21 to 9/30/22	11.91	0.02		—	(2.55)	(2.53)	(0.10)	—	(2.23)	(2.33)	—
10/1/20 to 9/30/21	11.01	(0.04)		—	0.99	0.95	(0.05)	—	—	(0.05)	—
10/1/19 to 9/30/20	10.65	0.01		—	0.55	0.56	(0.16)	—	(0.04)	(0.20)	—
10/1/18 to 9/30/19	10.44	0.12		—	0.42	0.54	(0.06)	—	(0.27)	(0.33)	—
Class C
10/1/22 to 9/30/23	$6.68	—	(11)	—	(0.09)	(0.09)	—	—	—	—	—
10/1/21 to 9/30/22	11.46	(0.05)		—	(2.42)	(2.47)	(0.08)	—	(2.23)	(2.31)	—
10/1/20 to 9/30/21	10.62	(0.13)		—	0.97	0.84	—	—	—	—	—
10/1/19 to 9/30/20	10.27	(0.06)		—	0.52	0.46	(0.07)	—	(0.04)	(0.11)	—
10/1/18 to 9/30/19	10.08	0.04		—	0.42	0.46	—	—	(0.27)	(0.27)	—
Class I
10/1/22 to 9/30/23	$7.40	0.08		—	(0.11)	(0.03)	—	—	—	—	—
10/1/21 to 9/30/22	12.35	0.04		—	(2.65)	(2.61)	(0.11)	—	(2.23)	(2.34)	—
10/1/20 to 9/30/21	11.41	—	(11)	—	1.02	1.02	(0.08)	—	—	(0.08)	—
10/1/19 to 9/30/20	11.03	0.04		—	0.58	0.62	(0.20)	—	(0.04)	(0.24)	—
10/1/18 to 9/30/19	10.82	0.17		—	0.42	0.59	(0.11)	—	(0.27)	(0.38)	—
Class R6
10/1/22 to 9/30/23	$7.45	0.10		—	(0.11)	(0.01)	—	—	—	—	—
10/1/21 to 9/30/22	12.40	0.07		—	(2.67)	(2.60)	(0.12)	—	(2.23)	(2.35)	—
10/1/20 to 9/30/21	11.44	0.03		—	1.03	1.06	(0.10)	—	—	(0.10)	—
10/1/19 to 9/30/20	11.04	0.06		—	0.59	0.65	(0.21)	—	(0.04)	(0.25)	—
10/1/18 to 9/30/19	10.82	0.19		—	0.42	0.61	(0.12)	—	(0.27)	(0.39)	—

166	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

(0.05)	$7.00	(0.71)%	$152,257	1.58%		1.59%	0.72%	52%
(4.86)	7.05	(26.30)	193,151	1.58	(6)	1.58	0.18	54
0.90	11.91	8.58	362,477	1.54		1.54	(0.33)	67
0.36	11.01	5.22	369,053	1.57		1.57	0.07	55
0.21	10.65	5.64	479,456	1.57		1.57	1.20	30

(0.09)	$6.59	(1.35)%	$17,208	2.27%		2.28%	(0.03)%	52%
(4.78)	6.68	(26.85)	31,378	2.28	(6)	2.28	(0.55)	54
0.84	11.46	7.91	72,832	2.22		2.22	(1.06)	67
0.35	10.62	4.49	99,139	2.25		2.25	(0.61)	55
0.19	10.27	4.93	135,668	2.25		2.25	0.41	30

(0.03)	$7.37	(0.41)%	$942,601	1.24%		1.25%	1.04%	52%
(4.95)	7.40	(26.00)	1,572,456	1.24	(6)	1.24	0.46	54
0.94	12.35	8.93	4,124,645	1.23		1.23	(0.03)	67
0.38	11.41	5.57	5,178,655	1.26		1.26	0.38	55
0.21	11.03	5.91	6,228,010	1.25		1.25	1.56	30

(0.01)	$7.44	(0.13)%	$45,302	0.97%		1.16%	1.30%	52%
(4.95)	7.45	(25.82)	99,619	1.00	(6)	1.16	0.74	54
0.96	12.40	9.21	204,006	0.98		1.13	0.23	67
0.40	11.44	5.86	200,523	0.98		1.15	0.59	55
0.22	11.04	6.11	119,946	1.03	(7)	1.13	1.80	30

Virtus Mutual Funds	167

Financial Highlights (continued)

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Vontobel Foreign Opportunities Fund
Class A
10/1/22 to 9/30/23	$20.49	0.01	—	3.75	3.76	—	—	(0.01)	(0.01)	—
10/1/21 to 9/30/22	34.97	(0.12)	—	(7.42)	(7.54)	—	—	(6.94)	(6.94)	—
10/1/20 to 9/30/21	31.75	(0.15)	—	5.63	5.48	—	—	(2.26)	(2.26)	—
10/1/19 to 9/30/20	30.44	(0.10)	—	3.64	3.54	(0.09)	—	(2.14)	(2.23)	—
10/1/18 to 9/30/19	34.62	0.11	—	1.25	1.36	(0.15)	—	(5.39)	(5.54)	—
Class C
10/1/22 to 9/30/23	$19.22	(0.15)	—	3.53	3.38	—	(0.01)	(0.01)	—
10/1/21 to 9/30/22	33.41	(0.30)	—	(6.95)	(7.25)	—	(6.94)	(6.94)	—
10/1/20 to 9/30/21	30.62	(0.37)	—	5.42	5.05	—	(2.26)	(2.26)	—
10/1/19 to 9/30/20	29.54	(0.29)	—	3.51	3.22	—	(2.14)	(2.14)	—
10/1/18 to 9/30/19	33.83	(0.10)	—	1.23	1.13	(0.03)	(5.39)	(5.42)	—
Class I
10/1/22 to 9/30/23	$20.58	0.08	—	3.78	3.86	—	(0.01)	(0.01)	—
10/1/21 to 9/30/22	35.00	(0.04)	—	(7.44)	(7.48)	—	(6.94)	(6.94)	—
10/1/20 to 9/30/21	31.74	(0.04)	—	5.62	5.58	(0.06)	(2.26)	(2.32)	—
10/1/19 to 9/30/20	30.43	—	(11)	—	3.63	3.63	(0.18)	(2.14)	(2.32)	—
10/1/18 to 9/30/19	34.70	0.20	—	1.24	1.44	(0.32)	(5.39)	(5.71)	—
Class R6
10/1/22 to 9/30/23	$20.63	0.11	—	3.79	3.90	—	(0.01)	(0.01)	—
10/1/21 to 9/30/22	35.03	—	(11)	—	(7.46)	(7.46)	—	(6.94)	(6.94)	—
10/1/20 to 9/30/21	31.76	(0.01)	—	5.63	5.62	(0.09)	(2.26)	(2.35)	—
10/1/19 to 9/30/20	30.44	0.03	—	3.64	3.67	(0.21)	(2.14)	(2.35)	—
10/1/18 to 9/30/19	34.72	0.29	—	1.18	1.47	(0.36)	(5.39)	(5.75)	—

168	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

3.75	$24.24	18.36%	$136,675	1.38%	1.40%	0.02%	55%
(14.48)	20.49	(27.20)	132,361	1.40	(6)(8)(9)	1.40	(0.46)	57
3.22	34.97	17.95	204,395	1.39	1.40	(0.43)	81
1.31	31.75	12.02	176,146	1.39	1.43	(0.35)	63
(4.18)	30.44	7.08	186,206	1.40	(7)	1.44	0.38	64

3.37	$22.59	17.60%	$5,396	2.04%	2.14%	(0.66)%	55%
(14.19)	19.22	(27.68)	6,744	2.06	(6)	2.14	(1.18)	57
2.79	33.41	17.16	18,014	2.05	2.12	(1.17)	81
1.08	30.62	11.26	30,294	2.05	2.12	(1.01)	63
(4.29)	29.54	6.40	41,638	2.07	(7)	2.13	(0.34)	64

3.85	$24.43	18.77%	$457,233	1.06%	1.12%	0.34%	55%
(14.42)	20.58	(26.97)	440,340	1.08	(6)	1.14	(0.16)	57
3.26	35.00	18.32	803,474	1.07	1.11	(0.12)	81
1.31	31.74	12.37	784,711	1.07	1.13	(0.02)	63
(4.27)	30.43	7.43	761,809	1.08	(7)	1.13	0.68	64

3.89	$24.52	18.91%	$37,467	0.94%	1.04%	0.46%	55%
(14.40)	20.63	(26.88)	49,057	0.97	(6)	1.06	—	(16)	57
3.27	35.03	18.44	66,705	0.95	1.03	(0.03)	81
1.32	31.76	12.49	84,764	0.95	1.04	0.11	63
(4.28)	30.44	7.57	69,198	0.96	(7)	1.04	0.97	64

Virtus Mutual Funds	169

Financial Highlights (continued)

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)

Virtus Vontobel Global Opportunities Fund
Class A
10/1/22 to 9/30/23	$13.53	0.02	—	2.59	2.61	—	(1.46)	(1.46)	—
10/1/21 to 9/30/22	21.43	(0.06)	—	(4.06)	(4.12)	(0.28)	(3.50)	(3.78)	—
10/1/20 to 9/30/21	18.63	(0.09)	—	3.31	3.22	—	(0.42)	(0.42)	—
10/1/19 to 9/30/20	16.37	(0.05)	—	2.65	2.60	—	(0.34)	(0.34)	—
10/1/18 to 9/30/19	17.02	0.02	—	0.97	0.99	—	(11)	(1.64)	(1.64)	—
Class C
10/1/22 to 9/30/23	$10.38	(0.07)	—	1.97	1.90	—	(1.46)	(1.46)	—
10/1/21 to 9/30/22	17.37	(0.15)	—	(3.09)	(3.24)	(0.25)	(3.50)	(3.75)	—
10/1/20 to 9/30/21	15.28	(0.20)	—	2.71	2.51	—	(0.42)	(0.42)	—
10/1/19 to 9/30/20	13.58	(0.14)	—	2.18	2.04	—	(0.34)	(0.34)	—
10/1/18 to 9/30/19	14.51	(0.08)	—	0.79	0.71	—	(1.64)	(1.64)	—
Class I
10/1/22 to 9/30/23	$13.63	0.05	—	2.63	2.68	—	(1.46)	(1.46)	—
10/1/21 to 9/30/22	21.53	(0.01)	—	(4.10)	(4.11)	(0.29)	(3.50)	(3.79)	—
10/1/20 to 9/30/21	18.67	(0.03)	—	3.31	3.28	—	(0.42)	(0.42)	—
10/1/19 to 9/30/20	16.39	—	(11)	—	2.66	2.66	(0.04)	(0.34)	(0.38)	—
10/1/18 to 9/30/19	17.02	0.06	—	0.99	1.05	(0.04)	(1.64)	(1.68)	—
Class R6
10/1/22 to 9/30/23	$13.72	0.09	—	2.64	2.73	—	(1.46)	(1.46)	—
10/1/21 to 9/30/22	21.63	0.02	—	(4.12)	(4.10)	(0.31)	(3.50)	(3.81)	—
10/1/20 to 9/30/21	18.72	—	(11)	—	3.33	3.33	—	(0.42)	(0.42)	—
10/1/19 to 9/30/20	16.42	0.03	—	2.66	2.69	(0.05)	(0.34)	(0.39)	—
10/1/18 to 9/30/19	17.03	0.13	—	0.94	1.07	(0.04)	(1.64)	(1.68)	—

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Net expense ratio includes extraordinary proxy expenses.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	The share class is currently under its expense limitation.

170	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

1.15	$14.68	20.16%	$92,451	1.36%		1.40%	0.11%	43%
(7.90)	13.53	(24.10)	87,009	1.37	(6)	1.40	(0.32)	33
2.80	21.43	17.47	130,814	1.36		1.39	(0.43)	49
2.26	18.63	16.03	111,264	1.36		1.41	(0.28)	48
(0.65)	16.37	7.62	99,951	1.37	(7)	1.40	0.11	35

0.44	$10.82	19.36%	$6,842	2.11%		2.16%	(0.67)%	43%
(6.99)	10.38	(24.71)	8,393	2.12	(6)	2.15	(1.10)	33
2.09	17.37	16.64	19,745	2.11		2.13	(1.21)	49
1.70	15.28	15.19	25,626	2.11		2.13	(1.03)	48
(0.93)	13.58	6.89	28,147	2.12	(7)	2.16	(0.64)	35

1.22	$14.85	20.55%	$84,092	1.09%		1.16%	0.36%	43%
(7.90)	13.63	(23.93)	96,319	1.10	(6)	1.16	(0.07)	33
2.86	21.53	17.76	178,017	1.09		1.13	(0.16)	49
2.28	18.67	16.41	153,902	1.09		1.17	(0.02)	48
(0.63)	16.39	7.98	124,340	1.10	(7)	1.17	0.41	35

1.27	$14.99	20.81%	$79,547	0.90%		1.06%	0.58%	43%
(7.91)	13.72	(23.80)	56,389	0.91	(6)	1.07	0.11	33
2.91	21.63	17.98	89,295	0.90		1.05	0.02	49
2.30	18.72	16.59	89,980	0.90		1.08	0.18	48
(0.61)	16.42	8.19	65,704	0.90	(7)	1.08	0.80	35

(9)	See 3D in the Notes to Financial statements for information on recapture of expenses previously reimbursed and/or waived.
(10)	Inception date.
(11)	Amount is less than $0.005 per share.
(12)	Portfolio turnover is representative of the Fund for the entire period.
(13)	Payment from affiliate had no impact on total return.
(14)	Includes interest expense on borrowings.
(15)

Ratios of total expenses excluding interest expense on borrowings for year ended September 30, 2023, 2022, 2021, 2020 and 2019, were 0.94% (Class A), 1.69% (Class C), 0.69% (Class I) and 0.55% (Class R6).

(16)	Amount is less than 0.005%.

Virtus Mutual Funds	171

This Appendix A is part of, and is incorporated into, the prospectus.

Appendix A

Intermediary Sales Charge Discounts and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts. Please see the section entitled “Sales Charges – What arrangement is best for you?” for more information on sales charges and waivers available for different classes.

Ameriprise Financial

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this prospectus:

▪ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

▪ Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

▪ Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

▪ Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Virtus Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

▪ Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

▪ The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Virtus Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

▪ The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

172	Virtus Mutual Funds

▪ ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

▪ Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

▪ If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

▪ Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

▪ Shares purchased in an Edward Jones fee-based program.

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

▪ The redemption and repurchase occur in the same account.

▪ The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

▪ Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

▪ Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

▪ The death or disability of the shareholder.

▪ Systematic withdrawals with up to 10% per year of the account value.

▪ Return of excess contributions from an Individual Retirement Account (IRA).

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

▪ Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

▪ Shares exchanged in an Edward Jones fee-based program.

▪ Shares acquired through NAV reinstatement.

▪ Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

▪ Initial purchase minimum: $250

▪ Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

▪ A fee-based account held on an Edward Jones platform.

▪ A 529 account held on an Edward Jones platform.

Virtus Mutual Funds	173

▪ An account with an active systematic investment plan or LOI.

Exchanging Share Classes

▪ At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or the SAI.

Front-end Sales Charge* Waivers on Class A Shares available at Janney

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

▪ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

▪ Shares acquired through a right of reinstatement.

▪ Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC Waivers on Class A Shares and Class C Shares available at Janney

▪ Shares sold upon the death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

▪ Shares purchased in connection with a return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

▪ Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

▪ Shares acquired through a right of reinstatement.

▪ Shares exchanged into the same share class of a different fund.

Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

▪ Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

*Also referred to as an “initial sales charge.”

174	Virtus Mutual Funds

Merrill Lynch

Effective December 29, 2023, purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill Lynch platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill Lynch at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill Lynch representative may ask for reasonable documentation of such facts and Merrill Lynch may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers available at Merrill Lynch

▪ Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

▪ Shares purchased through a Merrill Lynch investment advisory program.

▪ Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill Lynch investment advisory program to a Merrill Lynch brokerage account

▪ Shares purchased through the Merrill Edge Self-Directed platform

▪ Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

▪ Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

▪ Shares purchased by eligible employees of Merrill Lynch or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

▪ Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

▪ Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within ninety (90) calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares available at Merrill Lynch

▪ Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))

▪ Shares sold pursuant to a systematic withdrawal program subject to Merrill Lynch’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

▪ Shares sold due to return of excess contributions from an IRA account

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

▪ Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts on Class A Shares Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

▪ Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill Lynch permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

▪ Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

▪ Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill Lynch, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Virtus Mutual Funds	175

Morgan Stanley

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

▪ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

▪ Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

▪ Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

▪ Shares purchased through a Morgan Stanley self-directed brokerage account.

▪ Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within ninety (90) days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at OPCO

▪ Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

▪ Shares purchased by or through a 529 Plan.

▪ Shares purchased through a OPCO affiliated investment advisory program.

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

▪ A shareholder in the fund’s Class C shares will have their shares exchanged at net asset value into Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of OPCO.

▪ Employees and registered representatives of OPCO or its affiliates and their family members.

▪ Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on Class A Shares and Class C Shares available at OPCO

▪ Death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

▪ Return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS guidance.

▪ Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

▪ Shares acquired through a right of reinstatement.

Front-end Sales Charge Discounts Available at OPCO: Breakpoints, Rights of Accumulation, and/or Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

176	Virtus Mutual Funds

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each such entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James

▪ Shares purchased in an investment advisory program.

▪ Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

▪ A shareholder in a fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A Shares and Class C Shares available at Raymond James

▪ Death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this prospectus.

▪ Return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.

▪ Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

▪ Shares acquired through a right of reinstatement.

Front-end Load Discounts on Class A Shares Available at Raymond James: Breakpoints, and/or Rights of Accumulation, and/or Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets.

▪ Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Baird

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

▪ Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.

▪ Shares purchased using the proceeds of redemptions from another Virtus fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

▪ Shareholders in Class C Shares will have their shares exchanged at net asset value into Class A shares of the same fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

▪ Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A Shares and Class C Shares available at Baird

▪ Shares sold due to the death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

▪ Shares bought due to returns of excess contributions from an IRA account.

Virtus Mutual Funds	177

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in this prospectus.

▪ Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

▪ Shares acquired through a right of reinstatement.

Front-end Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Virtus fund assets held by accounts within the purchaser’s household at Baird. Eligible Virtus fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial professional about such assets.

▪ Letters of intent (“LOI”) allow for breakpoint discounts based on anticipated purchases of Virtus funds through Baird, over a 13-month period of time.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares available at Stifel

▪ Class C shares that have been held for more than seven (7) years will be exchanged for Class A shares of the same fund pursuant to Stifel’s policies and procedures without the imposition of a front-end sales load.

All other sales charge waivers and reductions described elsewhere in this prospectus or the SAI still apply.

178	Virtus Mutual Funds

Appendix B
Virtus Duff & Phelps Real Asset Fund—Underlying Funds

Underlying Affiliated Mutual Funds and Exchange-Traded Funds (“ETFs”)

Following is a list of underlying affiliated mutual funds and ETFs (collectively, “underlying funds”) and their associated target weightings, as of September 30, 2023. Not all of these underlying funds will be purchased by the fund. The underlying funds and their target weightings have been selected for use over long time periods, but may be changed in the future without shareholder approval or notice. Target weightings will deviate over the short term due to market movements and capital flows. The fund’s subadviser periodically rebalances the fund’s investments in the underlying funds to bring them back within their target weightings. Some portion of the fund’s portfolio will be held in cash due to purchase and redemption activity and short-term cash needs. The fund’s cash position is not reflected in the asset allocations or target weightings. Additional information about each underlying affiliated mutual fund, including a copy of an underlying affiliated mutual fund’s prospectus, SAI, and Annual and Semiannual reports is available on the Internet at virtus.com, or you can request copies by calling Virtus Mutual Fund Services toll-free at 800-243-1574.

Fund name/Asset Class
ALTERNATIVES
Virtus Duff & Phelps Global Infrastructure Fund	23.95%
Virtus Duff & Phelps Global Real Estate Securities Fund	23.06%
Virtus Duff & Phelps Select MLP & Energy Fund	18.56%
Virtus Newfleet Senior Floating Rate Fund	5.45%
EXCHANGE-TRADED FUNDS
Invesco DB Agriculture Fund	2.50%
Invesco DB Commodity Index Tracking Fund	10.12%
Vaneck Gold Miners ETF	2.63%
SPDR S&P Global Natural Resources ETF	11.87%
Schwab US TIPS ETFTM	1.83%

Virtus Mutual Funds	179

Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

ADDITIONAL INFORMATION You can find more information about the funds in the following documents:

Appendix A – Intermediary Sales Charge Discounts and Waivers

Appendix A – Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase fund shares through a specific intermediary. Appendix A is incorporated by reference and is legally part of this prospectus.

Annual and Semiannual Reports Annual and semiannual reports contain more information about the funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Our Products section of virtus.com, or you can request copies by calling Virtus Fund Services toll-free at 800-243-1574. You may also call this number to request other information about the funds or to make shareholder inquiries.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. Reports and other information about the funds are available in the EDGAR database on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Fund Services: 800-243-1574

Daily NAV Information The daily NAV for each fund may be obtained from the Our Products section of virtus.com.

Investment Company Act File No. 811-07455
8020	1-24

Virtus Opportunities Trust

101 Munson Street

Greenfield, MA 01301

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2024

Virtus Opportunities Trust (the “Trust”) is an open-end management investment company issuing shares in 20 separate series or “Funds”, all of which are publicly offered and described herein:

TICKER SYMBOL BY CLASS
FUND	A	C	C1	I	R6
Virtus Duff & Phelps Global Infrastructure Fund	PGUAX	PGUCX		PGIUX	VGIRX
Virtus Duff & Phelps Global Real Estate Securities Fund	VGSAX	VGSCX		VGISX	VRGEX

Virtus Duff & Phelps Real Asset Fund	PDPAX	PDPCX		VADIX	VAABX
Virtus Duff & Phelps Real Estate Securities Fund	PHRAX	PHRCX		PHRIX	VRREX
Virtus KAR Developing Markets Fund	VDMAX	VDMCX		VIDMX	VDMRX
Virtus KAR Emerging Markets Small-Cap Fund	VAESX	VCESX		VIESX	VRESX
Virtus KAR International Small-Mid Cap Fund	VISAX	VCISX		VIISX	VRISX
Virtus Newfleet Core Plus Bond Fund	SAVAX	SAVCX		SAVYX	VBFRX
Virtus Newfleet High Yield Fund	PHCHX	PGHCX		PHCIX	VRHYX
Virtus Newfleet Low Duration Core Plus Bond Fund	HIMZX	PCMZX		HIBIX	VLDRX
Virtus Newfleet Multi-Sector Intermediate Bond Fund	NAMFX	NCMFX		VMFIX	VMFRX
Virtus Newfleet Multi-Sector Short Term Bond Fund	NARAX	PSTCX	PMSTX	PIMSX	VMSSX
Virtus Newfleet Senior Floating Rate Fund	PSFRX	PFSRX		PSFIX	VRSFX
Virtus Seix Tax-Exempt Bond Fund	HXBZX	PXCZX		HXBIX

Virtus SGA Emerging Markets Equity Fund (formerly, Virtus Vontobel Emerging Markets Opportunities Fund)	HEMZX	PICEX		HIEMX	VREMX

Virtus Vontobel Foreign Opportunities Fund	JVIAX	JVICX		JVXIX	VFOPX
Virtus Vontobel Global Opportunities Fund	NWWOX	WWOCX		WWOIX	VRGOX

This Statement of Additional Information (“SAI”) relates to the Class A, Class C, Class C1, Class I and Class R6 shares of the Funds. This SAI is not a prospectus, and it should be read in conjunction with the Prospectuses for the Funds dated January 29, 2024, as described below and as supplemented and amended from time to time. Each Fund’s Prospectuses are incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s Prospectuses. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s Prospectuses and should not be relied upon by investors in such Fund.

The Prospectuses may be obtained by downloading them from virtus.com; by calling VP Distributors, LLC at 800.243.1574; or by writing to the Distributor at One Financial Plaza, Hartford, CT 06103.

Capitalized terms used and not defined herein have the same meanings as those used in the Prospectuses.

The audited financial statements for the Funds appear in each Fund’s annual report for its most recent fiscal year ended September 30, 2023. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2023, without charge, by calling 800.243.1574 or by downloading it from virtus.com.

Transfer Agent: 800.243.1574

Adviser Consulting Group: 800.243.4361

Telephone Orders: 800.367.5877

Web Site: virtus.com

Table of Contents

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectuses do not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY

1933 Act	The Securities Act of 1933, as amended
1940 Act	The Investment Company Act of 1940, as amended
ACH

Automated Clearing House, a nationwide electronic money transfer system that provides for the inter-bank clearing of credit and debit transactions and for the exchange of information among participating financial institutions

Administrator	The Trust’s administrative agent, Virtus Fund Services, LLC
ADRs	American Depositary Receipts
ADSs	American Depositary Shares
Adviser	The investment adviser to the Funds, Virtus Investment Advisers, Inc.
BNY Mellon	BNY Mellon Investment Servicing (US) Inc., the sub-administrative and accounting agent and sub-transfer agent for the Funds
Board	The Board of Trustees of Virtus Opportunities Trust (also referred to herein as the “Trustees”)
CCO	Chief Compliance Officer
CDRs	Continental Depositary Receipts (another name for EDRs)
CDSC	Contingent Deferred Sales Charge
CEA	Commodity Exchange Act, which is the U.S. law governing trading in commodity futures
CFTC	Commodity Futures Trading Commission, which is the U.S. regulator governing trading in commodity futures
Code	The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes
Core Plus Bond Fund	Virtus AllianzGI Core Plus Bond Fund
Custodian	The custodian of the Funds’ assets, The Bank of New York Mellon
Distributor	The principal underwriter of shares of the Funds, VP Distributors, LLC
Developing Markets Fund	Virtus KAR Developing Markets Fund

Duff & Phelps	Duff & Phelps Investment Management Co., subadviser to the Global Infrastructure Fund, Global Real Estate Fund, Real Asset Fund and Real Estate Fund
Duff & Phelps Funds	Collectively, the Global Infrastructure Fund, Global Real Estate Fund, Real Asset Fund and Real Estate Fund

EDRs	European Depositary Receipts (another name for CDRs)

EM Equity Fund	Virtus SGA Emerging Markets Equity Fund

EM Small-Cap Fund	Virtus KAR Emerging Markets Small-Cap Fund
ETFs	Exchange-traded Funds
FHFA	Federal Housing Finance Agency, an independent Federal agency that regulates FNMA, FHLMC and the twelve Federal Home Loan Banks
FHLMC

Federal Home Loan Mortgage Corporation, also known as “Freddie Mac”, which is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders

FINRA	Financial Industry Regulatory Authority, a self-regulatory organization with authority over registered broker-dealers operating in the United States, including VP Distributors
Fitch	Fitch Ratings, Inc.
FNMA

Federal National Mortgage Association, also known as “Fannie Mae”, which is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development

Foreign Opportunities Fund	Virtus Vontobel Foreign Opportunities Fund
Fund Complex	The group of Funds sponsored by Virtus and managed by the Adviser or its affiliates, including the Virtus Mutual Funds, Virtus Variable Insurance Trust and certain other closed-end funds
Funds	The series of the Trust discussed in this SAI
GDRs	Global Depositary Receipts
GICs	Guaranteed Investment Contracts
Global Infrastructure Fund	Virtus Duff & Phelps Global Infrastructure Fund
Global Opportunities Fund	Virtus Vontobel Global Opportunities Fund

Global Real Estate Fund	Virtus Duff & Phelps Global Real Estate Securities Fund

GNMA	Government National Mortgage Association, also known as “Ginnie Mae”, which is a wholly-owned United States Government corporation within the Department of Housing and Urban Development

High Yield Fund	Virtus Newfleet High Yield Fund
IMF	International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things
Independent Trustees	Those members of the Board who are not “interested persons” as defined by the 1940 Act

International Small-Mid Cap Fund	Virtus KAR International Small-Mid Cap Fund

IRA	Individual Retirement Account
IRS	The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code
KAR	Kayne Anderson Rudnick Investment Management, LLC, subadviser to the Developing Markets Fund, EM Small-Cap Fund and International Small-Mid Cap Fund
KAR Funds	Collectively, Developing Markets Fund, EM Small-Cap Fund and International Small-Mid Cap Fund

LIBOR	London Interbank Offered Rate, an interest rate at which banks could borrow funds, in marketable size, from other banks in the London interbank market

Low Duration Core Plus Bond Fund	Virtus Newfleet Low Duration Core Plus Bond Fund
Moody’s	Moody’s Investors Service, Inc.
Multi-Sector Intermediate Bond Fund	Virtus Newfleet Multi-Sector Intermediate Bond Fund
Multi-Sector Short Term Bond Fund	Virtus Newfleet Multi-Sector Short Term Bond Fund
NAV	Net Asset Value, which is the per-share price of a Fund
Newfleet

Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC, subadviser to the Core Plus Bond Fund, High Yield Fund, Low Duration Core Plus Bond Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund

Newfleet Funds	Collectively, Core Plus Bond Fund, High Yield Fund, Low Duration Core Plus Bond Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund
NYSE	New York Stock Exchange
OCC	Options Clearing Corporation, a large equity derivatives clearing corporation
OECD	Organization for Economic Cooperation and Development, an international organization seeking to promote economic progress and world trade
PERLS	Principal Exchange Rate Linked Securities
PNX	Phoenix Life Insurance Company, which is the former parent company of Virtus Investment Partners, Inc., and certain of its corporate affiliates
Prospectuses	The prospectuses for the Funds, as amended from time to time
PwC	PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Trust
Real Asset Fund	Virtus Duff & Phelps Real Asset Fund

Real Estate Fund	Virtus Duff & Phelps Real Estate Securities Fund

RIC

Regulated Investment Company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes on income and capital gains distributed (or deemed to be distributed) to its shareholders

S&P	S&P Global Ratings
S&P 500® Index	The Standard & Poor’s 500® Index, which is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested
SAI	Statement of Additional Information, such as this document, which is a part of a mutual fund registration statement
SEC	U.S. Securities and Exchange Commission
Seix	Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, subadviser to the Tax-Exempt Bond Fund
Senior Floating Rate Fund	Virtus Newfleet Senior Floating Rate Fund

SGA	Sustainable Growth Advisers, LP, subadviser to the EM Equity Fund, and an affiliate of Virtus

SIFMA	Securities Industry and Financial Markets Association (formerly, the Bond Market Association), a financial industry trade group consisting of broker-dealers and asset managers across the United States
SMBS	Stripped Mortgage-backed Securities

SOFR	Secured Overnight Financing Rate

Tax-Exempt Bond Fund	Virtus Seix Tax-Exempt Bond Fund
Transfer Agent	The Trust’s transfer agent, Virtus Fund Services, LLC

Treasury Regulations	The Treasury Regulations promulgated under the Code

Trust	Virtus Opportunities Trust
VFS	Virtus Fund Services, LLC, the Administrator and Transfer Agent of the Trust
VIA	Virtus Investment Advisers, Inc., the Adviser to the Funds
Virtus	Virtus Investment Partners, Inc., which is the parent company of the Adviser, the Distributor, the Administrator/Transfer Agent, Duff & Phelps, KAR and Newfleet
Virtus Funds

The family of funds overseen by the Board, consisting of the Funds, The Merger Fund®, The Merger Fund® VL, the series of Alternative Solutions Trust, the series of Virtus Asset Trust, the series of Virtus Equity Trust, the series of Virtus Event Opportunities Trust, the series of Virtus Investment Trust, the series of Virtus Retirement Trust, the series of Virtus Strategy Trust and the series of Virtus Variable Insurance Trust

Virtus Mutual Funds

The family of funds consisting of the Funds, The Merger Fund®, the series of Alternative Solutions Trust, the series of Virtus Asset Trust, the series of Virtus Equity Trust, the series of Virtus Event Opportunities Trust, the series of Virtus Investment Trust, and the series of Virtus Strategy Trust

Vontobel	Vontobel Asset Mangement, Inc., subadviser to the Foreign Opportunities Fund and Global Opportunities Fund
Vontobel Funds	Collectively, Foreign Opportunities Fund and Global Opportunities Fund

VP Distributors	VP Distributors, LLC, the Trust’s Distributor
VVIT	Virtus Variable Insurance Trust, a separate trust consisting of several series advised by VIA and distributed by VP Distributors
World Bank	International Bank for Reconstruction and Development, an international financial institution that provides loans to developing countries for capital programs

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company organized as a Delaware statutory trust December 18, 1995. Prior to January 27, 2006, the Trust was named “Phoenix-Seneca Funds.” From January 27, 2006 to October 20, 2008, the Trust was named “Phoenix Opportunities Trust.”

The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for Multi-Sector Short Term Bond Fund and Real Estate Fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The respective investment objective(s) for each of the other Funds is a non-fundamental policy of that Fund and may be changed without shareholder approval upon 60 days’ notice. The following discussion supplements the disclosure in the Prospectuses. Prior to October 1, 2008, each of the Funds indicated with an asterisk (*) below had “Phoenix” in their names instead of “Virtus”.

Fund Type	Fund	Investment Objective
Alternatives	Global Infrastructure Fund*	The fund has investment objectives of both capital appreciation and current income.
	Global Real Estate Fund	The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

	Real Asset Fund	The fund has an investment objective of long-term capital appreciation.
	Real Estate Fund*	The fund has investment objectives of capital appreciation and income with approximately equal emphasis.
Fixed Income	Core Plus Bond Fund*	The fund has an investment objective of high total return from both current income and capital appreciation.
	High Yield Fund*	The fund has a primary investment objective of high current income and a secondary objective of capital growth.
Low Duration Core Plus Bond Fund

The fund’s investment objective is to provide a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates.

	Multi-Sector Intermediate Bond Fund*	The fund has an investment objective of maximizing current income while preserving capital.
	Multi-Sector Short Term Bond Fund*	The fund has an investment objective of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.
	Senior Floating Rate Fund*	The fund has an investment objective of high total return from both current income and capital appreciation.
	Tax-Exempt Bond Fund	The fund has an investment objective of providing a high level of current income that is exempt from federal income tax.
International/Global	Developing Markets Fund	The fund has an investment objective of capital

Fund Type	Fund	Investment Objective
appreciation.

	EM Equity Fund	The fund has an investment objective of capital appreciation.

	EM Small-Cap Fund*	The fund has an investment objective of capital appreciation.
	Foreign Opportunities Fund*	The fund has an investment objective of long-term capital appreciation.
	Global Opportunities Fund*	The fund has an investment objective of capital appreciation.

	International Small-Mid Cap Fund	The fund has an investment objective of capital appreciation.

Capital Stock and Organization of the Trust

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series called Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders of the Funds. The Board will call a meeting of shareholders of a Fund when at least 10% of the outstanding shares of that Fund entitled to vote on the matter so request in writing. If the Board fails to call a meeting after being so notified, the shareholders may call the meeting. The Board will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

Shares are fully paid, nonassessable and redeemable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Board as it determines to be fair and equitable. The Trust is not bound to recognize any transfer of shares of a Fund or class until the transfer is recorded on the Trust’s books pursuant to policies and procedures of the Transfer Agent.

As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, as amended. A copy of the Trust’s Certificate of Trust, as amended (the “Agreement and Declaration of Trust”), is on file with the Office of the Secretary of State of the State of Delaware, and a copy of the Trust’s Agreement and Declaration of Trust, has been filed with the SEC as an exhibit to the Trust’s registration statement. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as it may be amended from time to time. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Agreement and Declaration of Trust is to be governed by, and construed and enforced in accordance with, Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Agreement and Declaration of Trust further provides that unless the Trust consents in writing to the selection of an alternative forum, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Agreement and Declaration of Trust or the Trust, any Fund or class or any shares, shall be brought exclusively in a federal or state court located within the State of Delaware, and all shareholders and other such persons, in dealing with the Trust, shall be (i) deemed to have notice of and consented to such forums and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described herein. This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the Agreement and Declaration of Trust to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

The Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of NAV (number of shares held times the NAV of the applicable class of the applicable Fund).

Pursuant to the Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.

Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine.

Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

Diversification of Funds

Each Fund is diversified under the 1940 Act with the exception of Developing Markets Fund, which is a non-diversified fund. Each Fund also intends to diversify its assets to the extent necessary to qualify for tax treatment as a RIC under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)

Fund Names and Investment Policies

Each of the Funds noted below has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

Each of the following Funds has a policy that states at least 80% of its assets will be invested in investments of the type suggested by its name:

Core Plus Bond Fund	International Small-Mid Cap Fund
Developing Markets Fund	Low Duration Core Plus Bond Fund
EM Equity Fund	Multi-Sector Intermediate Bond Fund
EM Small-Cap Fund	Multi-Sector Short-Term Bond Fund
Foreign Opportunities Fund	Real Asset Fund
Global Infrastructure Fund	Real Estate Fund
Global Real Estate Fund	Senior Floating Rate Fund

High Yield Fund	Tax-Exempt Bond Fund

Portfolio Turnover

The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Fund’s shares and by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rate for each Fund that has completed a fiscal period of operations is set forth in its summary prospectus and under “Financial Highlights” in the Prospectus.

The portfolio turnover rate for Tax-Exempt Bond Fund increased from 1% to 23% over the last two fiscal years, and the variation in portfolio turnover is attributed to the change in subadviser and which took place in the third quarter of 2022.

Disclosure of Portfolio Holdings

The Trustees of the Trust have adopted a policy with respect to the protection of certain non-public information which governs disclosure of the Funds’ portfolio holdings. This policy provides that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Divulging Fund portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality.

Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-PORT, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports and the holdings filed with Form N-PORT are available on Virtus’ Web site at virtus.com. Certain Funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 5-, 15- 20-, or 30-day delay, while other of the Funds make such full listings available as of the end of each quarter with a 15-, 30-, 45- or 60-day delay. Portfolio holdings may be released sooner at the Administrator’s discretion. Additionally, each Fund except certain of the Trend Funds provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to certain Funds, the top 10 holdings and summary composition information may be reported on a one-month lag. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Trust and/or the Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policy provides that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information is subject to a duty of confidentiality. Federal law also prohibits recipients of non-public portfolio holdings information from trading on such information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board and/or the Funds’ Administrator, the Funds will periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	VIA	Daily, with no delay

Subadviser (Global Infrastructure Fund, Global Real Estate Fund, Real Asset Fund and Real Estate Fund)	Duff & Phelps	Daily, with no delay

Subadviser (Developing Markets Fund, EM Small-Cap Fund and International Small-Mid Cap Fund)	KAR	Daily, with no delay
Subadviser (Core Plus Bond Fund, High Yield Fund, Low Duration Core Plus Bond Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund)	Newfleet	Daily, with no delay
Subadviser (Tax-Exempt Bond Fund)	Seix	Daily, with no delay

Subadviser (EM Equity Fund)	SGA	Daily, with no delay
Subadviser (Foreign Opportunities Fund and Global Opportunities Fund)	Vontobel	Daily, with no delay
Subadviser Trading Support (Foreign Opportunities Fund and Global Opportunities Fund)	State Street Bank & Trust	Daily, with no delay

Administrator	VFS	Daily, with no delay
Distributor	VP Distributors	Daily, with no delay
Custodian and Security Lending Agent	The Bank of New York Mellon	Daily, with no delay
Class Action Service Provider	Financial Recovery Technologies and Institutional Shareholder Services	Daily, with no delay
Sub-administrative and Accounting Agent and Sub-transfer Agent	BNY Mellon	Daily, with no delay

Consultant (EM Equity Fund, Low Duration Core	Vestek	Fiscal quarter with 20 day delay

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information

Plus Bond Fund and Tax-Exempt Bond Fund)

Consultant (Foreign Opportunities Fund)	Rogercasey	Monthly with four day delay
Reconciliation Firm for Subadviser (KAR) (Developing Markets Fund, EM Small-Cap Fund and International Small-Mid Cap Fund)	SS&C, Inc.	Daily, with no delay

Middle Office for Subadviser (Duff & Phelps) (Global Infrastructure Fund, Global Real Estate Fund, Real Asset Fund and Real Estate Fund), (KAR) (Developing Markets Fund, EM Small-Cap Fund and International Small-Mid Cap Fund)

	SS&C, Inc.	Daily, with no delay
Intermediary Selling Shares of the Fund (Foreign Opportunities Fund, Real Estate Fund, Multi-Sector Short Term Bond Fund)	Morgan Stanley Smith Barney LLC	Monthly with four day delay

Independent Registered Public Accounting Firm	PwC	Annually, within 15 business days of end of fiscal year
Performance Analytics Firm	FactSet Research Systems, Inc.	Daily, with no delay
Liquidity Management Analytics System	MSCI Group	Daily, with no delay
Back-end Compliance Monitoring System	BNY Mellon	Daily, with no delay
Code of Ethics	StarCompliance, LLC	Daily, with no delay
Printing firm for Financial Reports	DFIN	Semiannually, within 60 days of end of reporting period.
Proxy Voting Service	Institutional Shareholder Services	Daily, weekly, monthly, quarterly depending on subadviser

Trading System, compliance monitoring, and trade execution analysis (Duff)	Bloomberg AIM, Bloomberg CMGR and Bloomberg (BTCA)	Daily
Trading System, compliance monitoring, and trade execution analysis (KAR)	Charles River Development and Global Trade Analytics	Daily
Trading System, compliance monitoring, and trade execution analysis (Newfleet and Seix)	Bloomberg AIM and Bloomberg CMGR	Daily
Trading System, compliance monitoring, and trade execution analysis (SGA)	SS&C/Advent Moxy Order Management System, RBTS RyanEyes Compliance System, Bloomberg, FIS/SunGard FIX network	Daily
Valuation Workflow	Milstone Group Pty Limited	Daily

Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information

Portfolio Redistribution Firms	Bloomberg, FactSet Research Systems, Inc. and	Various frequencies depending on the Fund,

Thomson Reuters

which may include: Calendar quarter with 30-day delay, fiscal quarter with a 15 day delay, fiscal quarter with a 30 day delay, fiscal quarter with a 45 day delay, fiscal quarter with a 60-day delay, Monthly with a 5 day delay, Monthly with a 15 day delay, monthly with 20 day delay, and Monthly with 30 day delay.

Rating Agencies	Lipper Inc. and Morningstar

Various frequencies depending on the Fund, which may include: Calendar quarter with 30-day delay, fiscal quarter with a 15 day delay, fiscal quarter with a 30 day delay, fiscal quarter with a 45 day delay, fiscal quarter with a 60-day delay, Monthly with a 5 day delay, Monthly with a 15 day delay, monthly with 20 day delay, and Monthly with 30 day delay.

Virtus Public Web site	Virtus Investment Partners, Inc.

Various frequencies depending on the Fund, which may include: Calendar quarter with 30-day delay, fiscal quarter with a 15 day delay, fiscal quarter with a 30 day delay, fiscal quarter with a 45 day delay, fiscal quarter with a 60-day delay, Monthly with a 5 day delay, Monthly with a 15 day delay, monthly with 20 day delay, and Monthly with 30 day delay.

Other Virtus Mutual Funds

In addition to the Funds of the Trust, the funds commonly referred to as “Virtus Mutual Funds” also include The Merger Fund®, the series of Virtus Alternative Solutions Trust, the series of Virtus Asset Trust, the series of Virtus Equity Trust, the series of Virtus Event Opportunities Trust, the series of Virtus Investment Trust, the other series of Virtus Opportunities Trust, and the series of Virtus Strategy Trust. Virtus Mutual Funds are generally offered in multiple classes. The following chart shows the share classes offered by each Virtus Mutual Fund as of the date of this SAI:

Trust	Fund	Class/Shares
		A	C	I	R6	P	Institutional	Administrative
The Merger Fund®	The Merger Fund®	X		X

Virtus Alternative Solutions Trust	Virtus AlphaSimplex Global Alternatives Fund	X	X	X	X
	Virtus AlphaSimplex Managed Futures Strategy Fund	X	X	X	X
	Virtus Duff & Phelps Select MLP and Energy Fund	X	X	X
	Virtus KAR Long/Short Equity Fund	X	X	X	X
Virtus Asset Trust	Virtus Ceredex Large-Cap Value Equity Fund	X	X	X	X
	Virtus Ceredex Mid-Cap Value Equity Fund	X	X	X	X
	Virtus Ceredex Small-Cap Value Equity Fund	X	X	X	X
	Virtus Seix Core Bond Fund	X		X	X
	Virtus Seix Corporate Bond Fund	X	X	X	X
	Virtus Seix Floating Rate High Income Fund	X	X	X	X
	Virtus Seix High Grade Municipal Bond Fund	X		X
	Virtus Seix High Income Fund(1)	X		X	X
	Virtus Seix High Yield Fund	X		X	X
	Virtus Seix Investment Grade Tax-Exempt Bond Fund	X		X
	Virtus Seix Total Return Bond Fund	X		X	X
	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund	X		X	X
	Virtus Seix Ultra-Short Bond Fund(2)	X		X
	Virtus SGA International Growth Fund	X		X	X
	Virtus Silvant Large-Cap Growth Stock Fund	X		X	X
	Virtus Zevenbergen Innovative Growth Stock Fund	X		X	X

Virtus Equity Trust	Virtus KAR Capital Growth Fund	X	X	X	X
	Virtus KAR Equity Income Fund	X	X	X	X
	Virtus KAR Global Quality Dividend Fund	X	X	X	X
	Virtus KAR Mid-Cap Core Fund	X	X	X	X
	Virtus KAR Mid-Cap Growth Fund	X	X	X	X
	Virtus KAR Small-Cap Core Fund	X	X	X	X
	Virtus KAR Small-Cap Growth Fund	X	X	X	X
	Virtus KAR Small-Cap Value Fund	X	X	X	X
	Virtus KAR Small-Mid Cap Core Fund	X	X	X	X
	Virtus KAR Small-Mid Cap Growth Fund	X	X	X	X
	Virtus KAR Small-Mid Cap Value Fund	X	X	X	X
	Virtus SGA Global Growth Fund	X	X	X	X
	Virtus Tactical Allocation Fund	X	X	X	X
Virtus Event Opportunities Trust	Virtus Westchester Credit Event Fund	X		X
	Virtus Westchester Event-Driven Fund	X		X
Virtus Investment Trust	Virtus Emerging Markets Opportunities Fund	X	X		X	X	X
	Virtus Income & Growth Fund	X	X			X	X
	Virtus KAR Global Small-Cap Fund	X	X			X	X
	Virtus KAR Health Sciences Fund	X	X			X	X
	Virtus NFJ Dividend Value Fund	X	X		X	X	X	X
	Virtus NFJ International Value Fund	X	X		X	X	X	X
	Virtus NFJ Large-Cap Value Fund	X	X		X	X	X	X
	Virtus NFJ Mid-Cap Value Fund	X	X		X	X	X	X
	Virtus NFJ Small-Cap Value Fund	X	X		X	X	X	X
	Virtus Silvant Focused Growth Fund	X	X		X	X	X	X
	Virtus Silvant Mid-Cap Growth Fund	X	X			X	X	X
	Virtus Small-Cap Fund	X	X		X	X	X
	Virtus Zevenbergen Technology Fund	X	X			X	X	X
Virtus Opportunities Trust	Virtus Stone Harbor Emerging Markets Bond Fund	X		X
	Virtus Stone Harbor Emerging Markets Debt Income Fund	X		X
	Virtus Stone Harbor Local Markets Fund	X		X
	Virtus Stone Harbor Strategic IncomeFund(3)	X		X

Virtus Strategy Trust	Virtus Convertible Fund	X	X		X	X	X	X
	Virtus Duff & Phelps Water Fund	X	X			X	X
	Virtus Global Allocation Fund	X	X		X	X	X	X
	Virtus International Small-Cap Fund	X	X		X	X	X	X
	Virtus Newfleet Short Duration High Income Fund	X	X		X	X	X
	Virtus NFJ Emerging Markets Value Fund	X	X			X	X
	Virtus NFJ Global Sustainability Fund	X				X	X
	Virtus Seix High Yield Income Fund	X	X			X	X	X

(1) Virtus Seix High Income Fund is expected to merge with and into Virtus Seix High Yield Fund, on or about February 23, 2024.

(2) Virtus Seix Ultra-Short Bond Fund is expected to merge with and into Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, on or about February 23, 2024.

(3) Virtus Stone Harbor Strategic Income Fund is expected to liquidate on or about January 30, 2024.

MORE INFORMATION ABOUT FUND INVESTMENT STRATEGIES & RELATED RISKS

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the Funds’ Prospectuses. Some of the investment strategies and policies described below and in each Fund’s Prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain types of investments. Unless otherwise required by law or stated in this SAI, compliance with these strategies and policies will be determined immediately after the acquisition of such investments by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

To the extent that a Fund invests primarily in other funds, including ETFs, except as otherwise noted the following descriptions pertain to the underlying mutual funds in which such Fund invests. Generally, Real Asset Fund does not use these techniques directly. Real Asset Fund pursues its investment objective(s) by investing its assets in underlying mutual funds and/or ETFs. Each underlying mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying mutual fund’s investment objective. The following is a description of key investment techniques, and their associated risks, of the underlying mutual funds in which Real Asset Fund invests as of the date of this SAI. Please refer to the prospectus and SAI for each ETF and underlying mutual fund for specific details.

Throughout this section, the term “adviser” may be used to refer to a subadviser, if any, and the term the “Fund” may be used to refer to any Fund.

Investment Technique	Description and Risks	Fund-Specific Limitations
Commodities-Related Investing

Commodity-related companies may underperform the stock market as a whole. The value of securities issued by commodity-related companies may be affected by factors affecting a particular industry or commodity. The operations and financial performance of commodity- related companies may be directly affected by commodity prices, especially those commodity-related companies that own the underlying commodity. The stock prices of such companies may also experience greater price volatility than other types of common stocks. Securities issued by commodity-related companies are sensitive to changes in the supply and demand for, and thus the prices of, commodities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of commodity and natural resources companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for commodity-related companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Certain types of commodities instruments (such as commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.

Debt Investing

Each Fund may invest in debt, or fixed income, instruments. Debt, or fixed income, instruments (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt instruments are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the instrument’s maturity. Some debt instruments, such as zero-coupon bonds (discussed below), do not pay interest but may be sold at a deep discount from their face value.

Yields on debt instruments depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt instruments with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in

Investment Technique	Description and Risks	Fund-Specific Limitations

interest rates generally will reduce the market value of portfolio debt instruments, while a decline in interest rates generally will increase the value of the same instruments. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments. The achievement of a Fund’s investment objective depends in part on the continuing ability of the issuers of the debt instruments in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt instruments are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt instruments may be materially affected.

Convertible Securities

A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities may have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities often rank senior to common stock in a corporation’s capital structure and, therefore, are often viewed as entailing less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are often viewed by the issuer as future common stock, they are often subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert. Each Fund might be more willing to convert such securities to common stock.

A Fund’s subadviser will select only those convertible securities for which it believes (a) the underlying common stock is an appropriate investment for a Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, a Fund may invest in convertible debt securities rated less than investment grade.

Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High-Yield/High-Risk Fixed Income Securities (Junk Bonds)” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

Corporate Debt Securities

Each Fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. A Fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Fund’s subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar

Investment Technique	Description and Risks	Fund-Specific Limitations
and a foreign currency or currencies or to the value of commodities, such as gold.
Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)

Each Fund may invest in “Yankee bonds”, which are dollar- denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)

Duration

Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Exchange-Traded Notes (“ETNs”)

Generally, ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the timing and character of income and gains derived by a Fund from investments in ETNs may be affected by future legislation.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risks as other instruments that use leverage in any form.

The market value of ETNs may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

High-Yield/High-Risk	Investments in securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s

Investment Technique	Description and Risks	Fund-Specific Limitations

Fixed Income Securities (“Junk Bonds”)

generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is generally considered to be significantly greater than issuers of higher- rated securities because such securities are usually unsecured and are often subordinated to other creditors. Further, if the issuer of a low- rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s NAV.

Low-rated securities often contain redemption, call or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market. If a Fund experiences unexpected net redemptions, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Investment Technique	Description and Risks	Fund-Specific Limitations
Interest Rate Environment Risk

Changing interest rates, may have unpredictable effects on markets, may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates. A low interest rate environment may have an adverse impact on each Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments. Alternatively, a general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from a Fund that holds large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Further, Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives.

A Fund could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance.

Inverse Floating Rate Obligations

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.

Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund holding these instruments could lose money and its NAV could decline.

No Fund will invest more than 5% of its assets in inverse floaters.
Letters of Credit

Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the relevant Fund’s subadviser, are of investment quality comparable to other permitted investments of the Fund may be used for Letter of Credit-backed investments.

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which a Fund may invest include interests in both secured and unsecured corporate loans. When a Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

There is typically a limited amount of public information available about loans because loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. Certain of the loans in which a Fund may invest may not be considered

The Tax-Exempt Bond Fund may not invest in loan participations and assignments.

Investment Technique	Description and Risks	Fund-Specific Limitations

“securities,” and therefore the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. A Fund may come into possession of material, non-public information about a borrower as a result of the Fund’s ownership of a loan or other floating- rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Fund’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Fund; (iv) impede the Fund’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Fund to adverse tax or regulatory consequences.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by a Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. A Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Fund’s subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

The Funds may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the relevant Fund’s subadviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

Loan participations and assignments may be illiquid and therefore subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Funds’ rights against the borrower may be more limited than those held by the original lender.

Certain Funds may have invested significantly in floating rate loans that have interest rate provisions which were previously linked to LIBOR or otherwise continue to reference synthetic LIBOR. LIBOR was used extensively in the U.S. and globally as a “benchmark.” As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering new LIBOR contracts in connection with regulatory guidance or prohibitions.

Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that previously relied on LIBOR or continue to rely on

Investment Technique	Description and Risks	Fund-Specific Limitations

synthetic LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of formerly LIBOR-based or current synthetic LIBOR-based investments held by the Funds’ or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund.

Many loans had interest rate provisions referencing LIBOR that, when drafted, did not contemplate the permanent discontinuation of LIBOR and, as a result, there may be uncertainty or disagreement over how the loans should be interpreted. For example, loans without fallback language, or with fallback language that does not contemplate the discontinuation of LIBOR, may be affected by legislation that automatically converts the loan to an alternative reference rate or utilizes synthetic LIBOR and could become less liquid and/or change in value as a result. Other interest rate provisions of these loans may have been renegotiated or may yet need to be renegotiated. Finally, there may be other risks related to the discontinuation of LIBOR, such as loan price volatility risk and technology or systems risk. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, has recommended an alternative reference rate derived from short-term repurchase agreements backed by Treasury securities, the SOFR. National working groups in other jurisdictions have similarly identified overnight nearly riskfree rates like SOFR as their preferred alternatives to LIBOR. The alternative reference rates may be more volatile than LIBOR and may perform erratically until widely accepted within the marketplace. The risks associated with this discontinuation and transition will persist if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

The shift from LIBOR to alternative reference rates like SOFR also brings pricing challenges for borrowers and loan issuers, who prefer exposure to credit benchmarks that will adjust to shifts in credit market conditions. SOFR is based on the U.S. repurchase agreement market, which has no credit risk and may fall during times of stress. LIBOR, by contrast, measures bank borrowing costs and generally rose during periods of stress. Lenders are adapting by pricing loans with a spread to SOFR. However, there are risks that this spread could underprice risks if there are unexpected periods of credit stress.

Municipal Securities and Related Investments

Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between

Investment Technique	Description and Risks	Fund-Specific Limitations

classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Descriptions of some of the municipal securities and related investment types most commonly acquired by the Funds are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the Funds. For the purpose of each Fund’s investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the applicable Fund’s subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Municipal Bonds

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond.

General Obligation Bonds

Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Industrial Development Bonds

Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Revenue Bonds

The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further

Investment Technique	Description and Risks	Fund-Specific Limitations
security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.
Municipal Leases

Each Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non- appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult. The Fund’s subadviser will evaluate the credit quality of a municipal lease and whether it will be considered liquid. (See “Illiquid and Restricted Investments” in this section of the SAI for information regarding the implications of these investments being considered illiquid.)

Municipal Notes

Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.

Bond Anticipation Notes	Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.
Construction Loan Notes	Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.
Revenue Anticipation Notes	Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.
Tax Anticipation Notes

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Participation on Creditors’ Committees

While the Funds do not invest in securities to exercise control over the securities’ issuers, each Fund may, from time to time, participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the relevant Fund to expenses such as legal fees and may deem the Fund an “insider” of the issuer for purposes of the Federal securities laws, and expose the Fund to material non- public information of the issuer, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Fund’s subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Payable in Kind	PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind”, which means in the form of additional debt

Investment Technique	Description and Risks	Fund-Specific Limitations
(“PIK”) Bonds

securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds’ distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes in interest rates to a greater degree than would otherwise similar bonds on which regular cash payments of interest are being made.

Ratings

The rating or quality of a debt security refers to a rating agency’s assessment of the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

After a Fund purchases a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Fund’s subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will invest in securities which are deemed by the Fund’s subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Sovereign Debt

Each Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non- performing sovereign

Investment Technique	Description and Risks	Fund-Specific Limitations
debt, the Funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.
Brady Bonds

Each Fund may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Stand-by Commitments

Each Fund may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund’s NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Strip Bonds

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations

Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These securities may carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

Investment Technique	Description and Risks	Fund-Specific Limitations

The floating and variable rate obligations that the Funds may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on variable rate demand securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

When a Fund purchases a floating or variable rate demand instrument, the Fund’s subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds’ custodian subject to a sub- custodian agreement between the bank and the Funds’ custodian.

The floating and variable rate obligations that the Funds may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.

A floating or variable rate instrument may be subject to a Fund’s percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Zero and Deferred Coupon Debt Securities

Each Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is normally initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by a Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when a Fund invests in zero or deferred coupon bonds, there is a risk that the value of the Fund’s shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in such bonds.

Even though zero and deferred coupon bonds may not pay current interest in cash, each Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, a Fund would not be able to purchase income-producing securities to the

Investment Technique	Description and Risks	Fund-Specific Limitations

extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements.

Derivatives and Other Similar Instruments

Each Fund may invest in various types of derivatives and other similar instruments (collectively referred to in this section as “derivatives” or “derivative instruments”), which may at times result in significant derivative exposure. A derivative is generally a financial instrument whose performance is derived from the performance of another asset. Each Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

Each Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or in pursuit of its investment objective(s) and policies (to seek to enhance returns). When a Fund invests in a derivative, the risks of loss of that derivative may be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. In addition to other considerations, a Fund’s ability to use derivative instruments may be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)

Investments in derivatives may subject a Fund to special risks in addition to normal market fluctuations and other risks inherent in investment in securities. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may give rise to a form of leverage which magnifies the risk of loss. The use of derivatives may also result in smaller gains than otherwise would be the case. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Reverse repurchase agreements or similar financing transactions may also be deemed to be “derivatives” for purposes of Rule 18f-4 if a Fund chooses to rely on certain provisions of the Derivatives Rule in connection with its use of reverse repurchase agreements or similar financing transactions. Among other things, under Rule 18f-4, a Fund is prohibited from entering into these transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by such Fund’s derivatives risk manager. This limits test is referred to as the

Investment Technique	Description and Risks	Fund-Specific Limitations

“Relative VaR Test.” As a result of the Relative VaR Test, a Fund may not seek returns in excess of 2x the Underlying Index. For a Fund that uses the Absolute VaR Test, the limit is 20% of the value of the Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of such Fund’s investments and cost of doing business, which could adversely affect investors.

Commodity Interests

Certain of the derivative investment types permitted for the Funds may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. However, as of the date of this SAI, each Fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations.

The CFTC has adopted amendments to its rules that may affect the Funds’ ability to continue to claim exclusion or exemption from regulation. If a Fund’s use of these techniques would cause the Fund to be considered a “commodity pool” under the CEA, then the Adviser would be subject to registration and regulation as the Fund’s commodity pool operator, and the Fund’s subadviser may be subject to registration and regulation as the Fund’s commodity trading advisor. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and the Fund’s use of these techniques and other instruments may be limited or restricted.

Credit-linked Notes

Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Equity-linked Derivatives

Each Fund may invest in equity-linked derivative products, the performance of which is designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or to a single stock. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the securities purchased to replicate a particular investment or that such basket will replicate the investment.

Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Mutual Fund Investing” in this section of the SAI for information regarding the implications of a Fund investing in other investment companies.)

Eurodollar Instruments

A Fund may invest in Eurodollar instruments. Eurodollar instruments are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar instruments to hedge against changes in

The Tax-Exempt Bond Fund may not invest in Eurodollar instruments.

Investment Technique	Description and Risks	Fund-Specific Limitations

interest rates or to enhance returns.

Eurodollar obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar obligations will undergo the same type of credit analysis as domestic issuers in which a Fund invests.

Foreign Currency Forward Contracts, Futures and Options

Each Fund may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If a Fund’s subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the Fund may experience adverse consequences, leaving it in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Fund’s subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a RIC. (See the “Dividends, Distributions and Taxes” section of this SAI.)

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, a Fund may write put and call options on foreign currencies for the purpose of increasing its return.

A Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For certain hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

When engaging in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (A Fund may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures

The Tax-Exempt Bond Fund may not invest in foreign currency forward contracts, futures and options.

Investment Technique	Description and Risks	Fund-Specific Limitations

contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Hedging techniques do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.

A Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

A Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. A Fund’s subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the relevant Fund’s ability to act upon economic events occurring in foreign markets during non- business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

The types of derivative foreign currency exchange transactions most commonly employed by the Funds are discussed below, although each Fund is also permitted to engage in other similar transactions to the extent consistent with the Fund’s investment limitations and restrictions.

Foreign Currency Forward Contracts

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Foreign Currency Futures Transactions

Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and

Investment Technique	Description and Risks	Fund-Specific Limitations

options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts”, each in this sub-section of the SAI.) The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Funds may invest in futures contracts under specified conditions without being regulated as commodity pools.

However, under CFTC rules the Funds’ ability to maintain the exclusions/exemptions from the definition of commodity pool may be limited. (See “Commodity Interests” in this section of the SAI.)

Foreign Currency Options

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

The value of a foreign currency option depends upon the value of the underlying currency relative to the other referenced currency. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a

Investment Technique	Description and Risks	Fund-Specific Limitations

foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

For additional information about options transactions, see “Options” under “Derivatives and Other Similar Instruments” in this section of the SAI.

Foreign Currency Warrants

Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between two specified currencies as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants may be used to reduce the currency exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants could be considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Investment Technique	Description and Risks	Fund-Specific Limitations
Performance Indexed Paper

Performance indexed paper is commercial paper the yield of which is linked to certain currency exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the designated currencies as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLS”)

PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the particular currencies at or about that time. The return on “standard” PERLS is enhanced if the currency to which the security is linked appreciates against the base currency, and is adversely affected by increases in the exchange value of the base currency. “Reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the base currency and adversely impacted by increases in the value of other currency. Interest payments on the securities are generally made at rates that reflect the degree of currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the currency exchange risk, or relatively lower interest rates if the issuer has assumed some of the currency exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Futures Contracts and Options on Futures Contracts

Each Fund may use interest rate, foreign currency, dividend, volatility or index futures contracts. An interest rate, foreign currency, dividend, volatility or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, dividend basket or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future. Interest rate and volatility futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Volatility futures also are traded on foreign exchanges such as Eurex. Dividend futures are also traded on foreign exchanges such as Eurex, NYSE Euronext Liffe, London Stock Exchange and the Singapore International Monetary Exchange.

A Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Except as otherwise described in this SAI, the Funds will limit their use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with Federal regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund’s current income and involve a loss of

Each of EM Equity Fund, Low Duration Core Plus Bond Fund and Tax-Exempt Bond Fund will sell index futures only if the amount resulting from the multiplication of the then-current level of the indices upon which its futures contracts which would be outstanding do not exceed one-third of the value of the Fund’s net assets.

Also, these Funds may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund’s outstanding futures contracts would exceed 5% of the market value of the Fund’s total assets.

Each of EM Equity Fund, Low Duration Core Plus Bond Fund and Tax-Exempt Bond Fund is limited to investing no more than 25% of its net assets in index futures and options on index futures. These Funds

Investment Technique	Description and Risks	Fund-Specific Limitations

principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the relevant Fund.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. A Fund’s ability to claim an exclusion or exemption from the definition of a commodity pool may be limited when the Fund invests in futures contracts. (See “Commodity Interests” in this SAI.)

The requirements of the Code for qualification as a RIC also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. (See the “Dividends, Distributions and Taxes” section of this SAI.)

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of the applicable Fund’s net assets would be hedged, or the sum of the amount of margin deposits on the Fund’s existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund’s total assets.

Investment Technique	Description and Risks	Fund-Specific Limitations

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

The successful use of futures contracts and related options may also depend on the ability of the relevant Fund’s subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off- setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

For additional information about options transactions, see “Options” under “Derivatives and Other Similar Instruments” in this section of the SAI.

Investment Technique	Description and Risks	Fund-Specific Limitations

Mortgage-Related and Other Asset-Backed Securities

Each Fund may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments, where applicable. For this and other reasons, an asset-backed security’s stated maturity may be different, and the security’s total return may be difficult to predict precisely.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by a Fund’s subadviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” therefore is generally considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve a subadviser’s estimates of future economic parameters, which may vary from actual future values. Generally, fixed income securities with longer effective durations are more responsive to interest rate fluctuations than those with shorter effective durations. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the Funds are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become,

The Tax-Exempt Bond Fund may not invest in mortgage-backed securities.

Investment Technique	Description and Risks	Fund-Specific Limitations

available for investment by the Funds.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are hybrid instruments with characteristics of both mortgage- backed and mortgage pass-through securities. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. The amount of principal payable on each monthly payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass- through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals

CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage Pass- through Securities	Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government- related, and private organizations. Unlike other

Investment Technique	Description and Risks	Fund-Specific Limitations

forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass- through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/ or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage- related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s subadviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass- through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

Investment Technique	Description and Risks	Fund-Specific Limitations

The Funds will consider the assets underlying privately-issued, mortgage-related securities, and other asset-backed securities, when determining the industry of such securities for purposes of the Funds’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI, and as a result such securities may not be deemed by the Funds to represent the same industry or group of industries. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Other Asset-Backed Securities

Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Stripped Mortgage- backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different

Investment Technique	Description and Risks	Fund-Specific Limitations

proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Each Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the relevant Fund’s investment objectives and policies.

Options

Each Fund may purchase or sell put and call options on securities, indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, volatility, credit default, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

If the only derivatives in which a Fund invests are covered options, options written by a Fund will be covered and will remain covered as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be

Investment Technique	Description and Risks	Fund-Specific Limitations

effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Options trading is a highly specialized activity that entails more complex and potentially greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

There are several other risks associated with options. For example, there are significant differences among the securities, currency, volatility, credit default and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the- counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

For options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Investment Technique	Description and Risks	Fund-Specific Limitations
Options on Indexes and “Yield Curve” Options

Each Fund may enter into options on indexes or options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.

With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Reset Options

In certain instances, a Fund may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Swaptions

A Fund may enter into swaption contracts, which give the right, but not the obligation, to buy or sell an underlying asset or instrument at a specified strike price on or before a specified date. Over-the-counter swaptions, although providing greater flexibility, may involve greater credit risk than exchange-traded options as they are not backed by the clearing organization of the exchanges where they are traded, and as such, there is a risk that the seller will not settle as agreed. A Fund’s financial liability associated with swaptions is linked to the marked-to- market value of the notional underlying investments. Purchased swaption contracts are exposed to a maximum loss equal to the price paid for the option/swaption (the premium) and no further liability. Written swaptions, however, give the right of potential exercise to a third party, and the maximum loss to the Fund in the case of an uncovered swaption is unlimited.

Investment Technique	Description and Risks	Fund-Specific Limitations

Swap Agreements

Each Fund may enter into swap agreements on, among other things, interest rates, indices, securities and currency exchange rates. A Fund’s subadviser may use swaps in an attempt to obtain for the Fund a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund may pay fees or incur other costs each time it enters into, modifies, or terminates a swap agreement.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund’s subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. (See the “Dividends, Distributions and Taxes” section of this SAI.) The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Applicable provisions of the CEA and related CFTC rules dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.)

The SEC and the CFTC have developed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a comprehensive regulatory framework for swap transactions. Under the regulations, certain swap transactions are required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the regulations impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A Fund engaging in swap transactions may incur additional expenses as a result of these regulatory requirements. The Adviser is continuing to assess the impact of these requirements on the Funds.

Credit Default Swap Agreements

Each Fund may enter into credit default swap agreements. A credit default swap is a bilateral financial contract in which one party (the protection buyer) pays a periodic fee in return for a contingent payment by the protection seller following a credit event of a reference issuer. The protection buyer must either sell particular obligations issued by the reference issuer for its par value (or some other designated reference or strike price) when a credit event occurs or receive a cash settlement based on the difference between the market price and such reference price. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing; however,

Investment Technique	Description and Risks	Fund-Specific Limitations

if an event of default occurs, the Fund receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a periodic fee throughout the term of the contract, provided there is no default event; if an event of default occurs, the Fund must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into swap agreements only with counterparties deemed creditworthy by the Fund’s subadviser.

Dividend Swap Agreements

A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded over the counter rather than on an exchange.

Inflation Swap Agreements

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments. One factor that may lead to changes in the values of inflation swap agreements is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap agreement.

Total Return Swap Agreements

“Total return swap” is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows based upon an agreed rate. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. A total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, which is often LIBOR or SOFR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between the two parties. No notional amounts are exchanged with total return swaps.

Variance and Correlation Swap Agreements

Variance swap agreements are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Actual variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swap agreements are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

Equity Securities	The Funds may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are

Investment Technique	Description and Risks	Fund-Specific Limitations

convertible into stocks; and depositary receipts for those securities.

Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Outside of the United States, preferred stock may carry different rights or obligations. In some jurisdictions, preferred stocks may have different voting rights and there may be more robust trading markets and liquidity in preferred stock than the common or ordinary stock of the company. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long- term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

Initial Public Offerings

A Fund may invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund’s Adviser or subadviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.

Securities of Small and Mid Capitalization Companies

While small and medium-sized issuers in which a Fund invests may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in such companies may involve greater risks and thus may be considered speculative. For example, smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, many small and mid-capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of larger companies. The securities of small and mid-capitalization companies may also be more sensitive to market changes than the securities of larger companies. When a Fund invests in small or mid- capitalization companies, these factors may result in above-average fluctuations in the NAV of the Fund’s shares. Therefore, a Fund investing in such securities should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Similarly, an investment in a Fund solely investing in such securities should not be considered a complete investment program.

Market capitalizations of companies in which the Funds invest are determined at the time of

Investment Technique	Description and Risks	Fund-Specific Limitations
purchase.

Unseasoned Companies

As a matter of operating policy, each Fund may invest to a limited extent in securities of unseasoned companies and new issues. A Fund's subadviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the- counter and their share prices may be more volatile than those of larger, exchange-listed companies. Generally, a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).

Foreign Investing

The Funds may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The Funds may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets” or “frontier markets.” The Funds may also invest in domestic securities denominated in foreign currencies. Factors that may be considered when assessing compliance with investment policies that designate a minimum or maximum level of investment in non-U.S. securities include, but are not limited to, whether such securities are securities of companies that are organized and headquartered outside the U.S. (including securities traded in local currencies); non-U.S. equity securities as designated by commonly recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payment positions. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage

The Low Duration Core Plus Bond Fund (with respect to 20% of its total assets) may invest in non- convertible and convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars.

Investment Technique	Description and Risks	Fund-Specific Limitations

commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.

The Trust may use an eligible foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

Settlement procedures relating to the Funds’ investments in foreign securities and to the Funds’ foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Funds’ domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

A Fund that has significant exposure to certain countries can be expected to be impacted by the political (including geopolitical) and economic conditions within such countries. There is uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s departure from the EU on January 31, 2020. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the United Kingdom from the European Union, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom, EU countries, other countries or parties that transact with the United Kingdom and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Fund’s investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Depositary Receipts

A Fund permitted to hold foreign securities may also hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund’s investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a

The Tax-Exempt Bond Fund may not invest in Depositary Receipts.

Investment Technique	Description and Risks	Fund-Specific Limitations

sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values generally depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Illiquid and Restricted Securities” in this section of the SAI.)

Developing Markets Securities

A Fund may invest in developing market countries, which include emerging markets and frontier markets, and generally encompass every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. A Fund may consider a country to be a developing market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered a frontier and emerging market country for purposes of constructing frontier and emerging markets indices. Such capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund.

The laws in certain frontier and emerging market countries may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and the Fund.

Developing market securities are generally subject to all of the risks discussed above under the heading “Foreign Investing,” plus additional risks discussed below under the headings “Emerging Market Securities” and “Frontier Market Securities.”

Emerging Market Securities

The Funds may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by the subadviser to be an emerging market as defined above.

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While a Fund’s subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s

Investment Technique	Description and Risks	Fund-Specific Limitations

investments in such countries and the availability of additional investments in such countries.

The Funds may invest in some emerging markets through trading structures or protocols that subject them to risks such as those associated with illiquidity, custodying assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Foreign Currency Transactions

When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Further, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Fund’s subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Fund’s subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities.

Investment Technique	Description and Risks	Fund-Specific Limitations

A Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Fund’s subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

When a Fund effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the Fund incurs expenses in converting assets from one currency to another. A Fund may also effect other types of foreign currency exchange transactions, which have their own risks and costs. For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives and Other Similar Instruments” in this section of the SAI.

Foreign Investment Companies

Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These Funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. For additional information, see “Mutual Fund Investing” in this section of the SAI.

Frontier Market Risk

A Fund may invest in frontier market countries, which have less advanced economies than either developed markets or emerging markets. Investing in such markets typically has the same risks as investing in developed markets and emerging markets, in addition to the risks described below.

Frontier market countries generally have smaller economies and less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes, low security market capitalizations, and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices, and depending upon how invested a Fund is such markets, such developments could impact the price of a Fund’s shares. These factors make investing in frontier market countries significantly riskier than in other countries and negative events in any one of them could cause the price of a Fund’s shares to decline.

Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries

Investment Technique	Description and Risks	Fund-Specific Limitations

with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests, (“sensitive industries”).

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

Many frontier market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets.

In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that a Fund could lose the entire value of its investments in the affected markets. In the past, governments within the frontier markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns.

Investment Technique	Description and Risks	Fund-Specific Limitations

Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.

Privatizations

The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Funding Agreements

Each Fund may invest in funding agreements, which are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid and will therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Funding agreements are regulated by the state insurance board of the state where they are executed.

Guaranteed Investment Contracts

Each Fund may invest in GICs issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Therefore, these investments may be deemed to be illiquid, in which case they will be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

The Tax-Exempt Bond Fund may not invest in guaranteed investment contracts.
Illiquid and Restricted Securities

Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund may invest up to 15% of its net assets in illiquid assets. No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the- counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days may be deemed illiquid securities for this

Investment Technique	Description and Risks	Fund-Specific Limitations

purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Fund’s subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

An investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore the investments described in this section may be determined to be liquid in accordance with the Fund’s liquidity risk management program approved by the Board. The Trustees have delegated to each Fund’s Adviser the determination of the liquidity of such investments in the respective Fund’s portfolio as administrator of the Fund’s liquidity risk management program. The Fund’s Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid assets exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in accordance with Rule 22e-4 under the 1940 Act, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the relevant Fund’s subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund holding them to decline. An investment that is determined by a Fund’s Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.

Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

Leverage

Each Fund may employ investment techniques that create leverage, either by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and stand-by commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (additional discussion about a number of these transactions can be found throughout this section of the SAI). Such transactions are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

The following are some of the Funds’ permitted investment techniques that are generally viewed as creating leverage for the Funds.

Investment Technique	Description and Risks	Fund-Specific Limitations

Borrowing

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no- action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Interfund Borrowing and Lending

The Virtus Funds and their investment advisers have received exemptive relief from the SEC which permits the Virtus Funds to participate in an interfund lending program. The interfund lending program allows the participating Virtus Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Virtus Funds, including the following: (1) no Virtus Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Virtus Funds under a loan agreement; and (2) no Virtus Fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Virtus Fund could invest. In addition, a Virtus Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Virtus Fund may not lend to another Virtus Fund under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Virtus Fund to any one Virtus Fund may not exceed 5% of net assets of the lending Virtus Fund.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Virtus Fund and the borrowing Virtus Fund. However, no borrowing or lending activity is without risk. If a Virtus Fund borrows money from another Virtus Fund, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the borrowing Virtus Fund may have to borrow from a bank at higher rates if an interfund loan were not available from another Virtus Fund. A delay in repayment to a lending Virtus Fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Virtus Fund could be unable to repay the loan when due.

Mortgage “Dollar- Roll” Transactions

Each Fund may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the

Investment Technique	Description and Risks	Fund-Specific Limitations

lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. If the income and capital gains from the Fund’s investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar roll.

Dollar-roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Fund’s subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Dollar-roll transactions are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.

A Fund will enter into reverse repurchase agreements only with parties that the Fund’s subadviser deems creditworthy, but such investments are still subject to the risks of leverage discussed above.

Reverse repurchase agreements are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

Market Volatility Risk

A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which a Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial

Investment Technique	Description and Risks	Fund-Specific Limitations

market will, more frequently, impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; rapid interest rate changes; supply chain disruptions; sanctions; and difficulties in obtaining and/or enforcing legal judgments.

For example, an outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and eventually detected globally. This coronavirus resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 adversely affected the economies of many nations and the entire global economy, individual issuers and capital markets. Future infectious illness outbreaks could affect the economies of many nations or the entire global economy in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact a Fund’s investments, it is clear that these types of events will impact the Funds and the issuers in which each invests. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs, and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of a Fund’s holdings. The issuers in which a Fund invests could be significantly impacted by emerging events and uncertainty of this type. A Fund will also be negatively affected if the operations and effectiveness of any of its key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

Master Limited Partnerships (“MLPs”)

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks

Investment Technique	Description and Risks	Fund-Specific Limitations

associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. There are also certain tax risks associated with investment in MLPs. The benefit derived from a Fund’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit. Certain MLPs may trade less frequently than other securities, and those with limited trading volumes may display volatile or erratic price movements.

Money Market Instruments

Each Fund may invest in money market instruments, which are high- quality short-term investments. The types of money market instruments most commonly acquired by the Funds are discussed below, although each Fund is also permitted to invest in other types of money market instruments to the extent consistent with the Fund’s investment limitations and restrictions.

Banker’s Acceptances

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Certificates of Deposit

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. They generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund’s yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks

The money market instruments in which the Funds may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of each Fund’s investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Time Deposits	Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
U.S. Government Obligations

Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government which issue or guarantee obligations include,

Investment Technique	Description and Risks	Fund-Specific Limitations

among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Mutual Fund Investing

Each Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act.

Investment companies in which the Fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in all of the securities included in the index, a representative sample of the securities included in the index, or other investments expected to produce returns substantially similar to that of the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a frequent basis.

In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share.

In certain countries, investments by the Funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)

Under the 1940 Act, a Fund generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. The SEC has adopted exemptive rules to permit funds of funds to exceed these limits when complying with certain conditions, which differ depending upon whether the funds in which a fund of funds invests are affiliated or unaffiliated with the fund of funds. The Funds may rely on these exemptive rules and/or orders to invest in affiliated or unaffiliated mutual funds and/or unaffiliated ETFs.

The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest,

Investment Technique	Description and Risks	Fund-Specific Limitations

although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring a Fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.

Certain investment companies in which the Funds may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If a Fund invests in such an investment company, the Fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Funds of investing in commodity interests.)

Investors in each Fund should recognize that when a Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

▪ Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

▪ Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

▪ Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are structured similarly to closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund Investing” in this section of the SAI.)

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers,

Investment Technique	Description and Risks	Fund-Specific Limitations

self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a RIC. (See the “Dividends, Distributions and Taxes” section of the SAI.)

Repurchase Agreements

Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed-upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.

A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the relevant Fund’s subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.

Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.

Repurchase agreements of more than seven days’ duration are subject to each Fund’s limitation on investments in illiquid securities, which means that no more than 15% of the market value of a Fund’s total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

Securities Lending

Subject to certain investment restrictions, each Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

Investment Technique	Description and Risks	Fund-Specific Limitations
No Fund will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Short Sales

Each Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

Short sales are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

Special Situations

Each Fund may invest in special situations that the Fund’s subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

A special situation arises when, in the opinion of the Fund’s subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Temporary Investments

When business or financial conditions warrant, each Fund may assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in this section of the SAI for more information about these types of investments.)

For temporary defensive purposes, during periods in which a Fund’s subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign

In the case of the EM Equity Fund, the short-term and medium-term debt securities it may employ on a temporary basis consist of (a) obligations of governments, agencies or instrumentalities of any member state of the OECD; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’

Investment Technique	Description and Risks	Fund-Specific Limitations

currencies, or multicurrency units). The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Fund’s subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund’s credit quality standards; and (e) repurchase agreements with banks and broker- dealers covering any of the foregoing securities.

Warrants or Rights to Purchase Securities

Each Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s subadviser for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount

Investment Technique	Description and Risks	Fund-Specific Limitations

of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. However, the Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous and could cause the Fund to incur expenses associated with unwinding the transaction.

When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.

The Funds will make commitments to purchase securities on a when- issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When-issued and delayed-delivery transactions are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional

Investment Technique	Description and Risks	Fund-Specific Limitations

information.)

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

With respect to all of the Funds, except as noted, each Fund may not:

(1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This restriction does not apply to Developing Markets Fund.)

(2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities), except: (a) the Global Infrastructure Fund will concentrate its assets in the public infrastructure industry which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services; and (b) the Global Real Estate Fund and Real Estate Fund will each concentrate its assets in the real estate industry. Additionally, this prohibition shall not apply to the purchase of investment company shares by any of the Fund of Funds.

(3) Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4) Issue “senior securities” in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.

(5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7a) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities). (This restriction applies to all Funds except the EM Equity Fund, Low Duration Core Plus Bond Fund and Tax-Exempt Bond Fund.)

(7b) Purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities. (This restriction applies to the EM Equity Fund, Low Duration Core Plus Bond Fund and Tax-Exempt Bond Fund.)

(8a) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (This restriction applies to the Real Estate Fund.)

(8b) Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (This restriction applies to the Core Plus Bond Fund, EM Small-Cap Fund, Foreign

Opportunities Fund, Global Infrastructure Fund, Global Opportunities Fund, Global Real Estate Fund, High Yield Fund, International Small-Mid Cap Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund, Real Asset Fund and Senior Floating Rate Fund.)

(8c) Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements, (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities. The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan). (This restriction applies to the EM Equity Fund, Low Duration Core Plus Bond Fund and Tax-Exempt Bond Fund.)

With respect to investment limitation (2) above, when selecting investments for a Fund, the Subadviser will consider the concentration policy of any exchange-traded fund (“ETFs”), mutual funds and closed-end funds. For purposes of determining the amount of each Fund’s assets invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of related industries, the Funds will look through to the securities held by an affiliated mutual fund in which the Fund invests; however, as of the date of this SAI the Funds will not look through to the securities held by any ETFs, unaffiliated mutual funds and/or closed-end funds in which the Fund invests.

Except with respect to investment restriction (3) above, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a fund may purchase. The Funds have obtained exemptive relief from the SEC to permit them to invest in affiliated and unaffiliated funds, including ETFs, beyond the statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. Each Fund may rely on the various exemptive orders to invest in shares of other mutual funds, including ETFs as applicable.

Non-Fundamental Investment Restrictions (Foreign Opportunities Fund only)

The Board has adopted the following additional investment restrictions for the Foreign Opportunities Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval.

(1) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore (“short sales against the box”). In addition, the Fund may engage in “naked” short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund’s naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(2) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(3) The Fund may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of the Fund’s NAV, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(4) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser or subadviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A”), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. The factors that may be considered when determining liquidity are described under “Illiquid Securities” in the “Investment Strategies and Related Risks” section.

(5) The Fund may not invest in companies for the purpose of exercising control of management.

Non-Fundamental Investment Limitations (EM Equity Fund, Low Duration Core Plus Bond Fund and Tax-Exempt Bond Fund only)

Additional investment limitations adopted by each Fund, which may be changed by the Board of Trustees without shareholder approval, are as follows:

(1) No diversified Fund may, with respect to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

(2) No Fund may, with respect to 75% of its assets, acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

(3) No Fund may purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate in a joint or on a joint or several basis in any trading account in securities.

(4) No Fund may invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

(5) No Fund may make short sales of securities unless (a) the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities or (b) the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization or other exchange for securities that it contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall supervision of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The officers, who administer the Funds’ daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trust has no employees.

Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other Virtus Funds and the address of each individual is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees*

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960	2016	100

Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).

Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since May 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II and Virtus Diversified Income & Convertible Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Cogan, Sarah E. YOB: 1956	2021	97

Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).

Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

& Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

DeCotis, Deborah A. YOB: 1952	2021	97

Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to

Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021),

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
2015).

The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Opportunity Fund.
Drummond, F. Ford YOB: 1962	2021	97

President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Trustee (since 2014), Frank Phillips Foundation; Trustee (since 2008), Oklahoma Nature Conservancy; Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).

Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

Harris, Sidney E. YOB: 1949	2017	90	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

Mallin, John R. YOB: 1950	2016	90	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

McDaniel, Connie D. YOB: 1958	2017	97	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and

Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II,

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
			Controller (1999 to 2007), The Coca-Cola Company.

Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

McLoughlin, Philip R. YOB: 1946	1999	100	Private investor since 2010.

Trustee and Chairman (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Chairman (since 2023) and Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman (since 2023), Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (50 portfolios).

McNamara, Geraldine M. YOB: 1951	2001	100	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).

Trustee (since May 2023) and Advisory Board Member (January 2023 to May 2023), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (50 portfolios).

Walton, R. Keith YOB: 1964	2020	97

Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2021) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.

Trustee (since 2023) and Advisory Board Member (2022 to 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2023) and Advisory Board Member (2022 to 2023), Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (50 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.;

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

Zino, Brian T. YOB: 1952	2020	97	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (50 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
2008).

* Those Trustees listed as “Independent Trustees” are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Interested Trustee

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R. YOB: 1964	2006	104

Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).

Trustee, (since 2023), Stone Harbor Investment Funds plc (21 sub-funds), Stone Harbor Global Funds plc (27 sub-funds), and Virtus Global Funds ICAV (5 portfolios); Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, plc (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Mutual Fund Family (50 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2013 to 2016).

Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).

Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.

Branigan, Timothy YOB: 1976

Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).

Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Chisolm, Daphne YOB: 1969	Vice President, Counsel and Assistant Secretary (since 2023).

Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Fromm,	Chief Legal Officer, Counsel and Secretary (since 2023); Vice President (since 2017);	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jennifer YOB: 1973	and Assistant Secretary (2008 to 2022)

(since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Griswold, Heidi YOB: 1973	Vice President (since 2021).

Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2021).

Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2021).

Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021).

Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2021).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).

Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President (2020 to 2023), Fund Administration, Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).

Short, Julia R. YOB: 1972	Senior Vice President (since 2017).

Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager,

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

RidgeWorth Investments (2004 to 2017).

Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).

Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).

Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

Leadership Structure and the Board of Trustees

The Board is currently composed of 12 trustees, including 11 Independent Trustees. In addition to five regularly scheduled meetings per year, the Board holds special meetings either in person or virtually to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Trustees of the Virtus Funds believe that an effective board should have perspectives informed by a range of viewpoints, skills, expertise, experiences and backgrounds. The Trustees endorse a diverse, inclusive and equitable environment for the Board where all members are respected, valued and engaged. As a result, when identifying and recruiting new Trustees and considering Board composition, committee composition and leadership roles, the Governance and Nominating Committee shall consider, among other attributes, diversity of race, ethnicity, color, religion, national origin, age, gender, disability, sexuality, culture, thought and geography, as well as numerous other dimensions of human diversity.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Board has established several standing committees to oversee particular aspects of the Funds’ management. The members of each Committee are set forth below:

The Audit Committee

The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are Connie D. McDaniel, Chairperson, Donald C. Burke, Deborah A. DeCotis, John R. Mallin and Brian T. Zino. The Audit Committee met five times during the Trust’s last fiscal year.

The Compliance Committee

The Compliance Committee is responsible for overseeing the Funds’ compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Funds’ officers, including the Funds’ CCO, the Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; and (4) distribution programs. The Compliance Committee is composed entirely of Independent Trustees; its members through August 31, 2023 were Geraldine M. McNamara, Chairperson, Sarah E. Cogan, F. Ford Drummond, Sidney E. Harris, and R. Keith Walton. Effective September 1, 2023 its members are R. Keith Walton, Chairperson, Sarah E. Cogan, F. Ford Drummond, Sidney E. Harris and Geraldine M. McNamara. The Compliance Committee met four times during the Trust’s last fiscal year.

The Contracts Committee

The Contracts Committee is responsible for reviewing the contractual arrangements with the Funds’ investment advisers and subadvisers and the other Funds service providers affiliated with the Funds’ investment advisers and subadvisers. The Contracts Committee is composed entirely of Independent Trustees; its members are Sarah E. Cogan, Chairperson, Donald C. Burke, Deborah A. DeCotis, F. Ford Drummond, Sidney E. Harris, John R. Mallin, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara, R. Keith Walton and Brian T. Zino. The Contracts Committee did not exist during the Trust's last fiscal year. Accordingly, the Contracts Committee did not meet during the Trust's last fiscal year.

The Executive Committee

The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin, Chairperson, Donald C. Burke, Deborah A. DeCotis, Sidney E. Harris and Brian T. Zino. The Executive Committee met four times during the Trust’s last fiscal year.

The Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members through August 31, 2023 were Brian T. Zino, Chairperson, Sarah E. Cogan, Sidney E. Harris, Philip R. McLoughlin and R. Keith Walton. Effective September 1, 2023, its members are Brian T. Zino, Chairperson, Sarah E. Cogan, F. Ford Drummond, Sidney E. Harris and Philip R. McLoughlin. The Governance and Nominating Committee met four times during the Trust’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Governance and Nominating Committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any Trustee is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Donald C. Burke

Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sarah E. Cogan

Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the Independent Trustees of the series of the Allianz Funds (now known as Virtus Investment Trust) and Allianz Funds Multi-Strategy Trust (now known as Virtus Strategy Trust) and as counsel to other independent trustees, investment companies and asset management firms. She is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Deborah A. DeCotis

Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Cadre Holdings Inc., Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

F. Ford Drummond

Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state, and serves on the Board of Trustees of the Frank Phillips Foundation (since 2014). He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sidney E. Harris

Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is Dean Emeritus and, until recently, was a Professor at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, including serving as Professor (2015 to 2021 and 1997 to 2014) and Dean (1997 to 2004). Most

recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019). He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

John R. Mallin

Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by Virtus affiliates.

Connie D. McDaniel

Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director and Governance and Nominating Committee Chairperson of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and served as a member of the Georgia State University Robinson College of Business Board of Advisors (2011 to 2022). Ms. McDaniel is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Philip R. McLoughlin

Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates, including serving as the chairman of the board of several such funds.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by Virtus affiliates.

R. Keith Walton

Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and Senior Adviser at Brightwood Capital, LLC (since 2022). He served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Brian T. Zino

Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Board Oversight of Risk Management

As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, Transfer Agent, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, Distributor, Administrator, Transfer Agent, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Funds’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Trust’s independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Fund Holdings

As of December 31, 2023, the Trustees beneficially owned shares of the Funds as set forth in the table below.

Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust in this SAI	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies

Donald C. Burke	EM Small-Cap Fund – $1-$10,000	Over $100,000

Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust in this SAI	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies

Foreign Opportunities Fund – $1-$10,000

Global Infrastructure Fund – $1-$10,000

Global Opportunities Fund – $1-$10,000

Global Real Estate Fund – $10,000-$50,000

High Yield Fund – $10,001-$50,000

International Small-Mid Cap Fund – $10,001-$50,000

Low Duration Core Plus Bond Fund – $10,001-$50,000

Multi-Sector Intermediate Bond Fund – $1-$10,000

Multi-Sector Short Term Bond Fund – $10,001-$50,000

Real Asset Fund – $1-$10,000

Real Estate Fund – $1-$10,000

Senior Floating Rate Fund – $10,001-$50,000

Tax-Exempt Bond Fund– $10,001-$50,000

Sarah E. Cogan	None(1)	Over $100,000(2)

Deborah A. DeCotis	None	Over $100,000

F. Ford Drummond	None(3)	Over $100,000(2)
Sidney E. Harris	None	Over $100,000(2)
John R. Mallin	Multi-Sector Short-Term Bond Fund – $1-$10,000(4)	Over $100,000(2)
Connie D. McDaniel	None(3)	Over $100,000(2)
Philip R. McLoughlin	Global Real Estate Fund – $10,001-$50,000(5) International Small-Mid Cap Fund – $10,001-$50,000 Low Duration Core Plus Bond Fund – $1-$10,000(5) Multi-Sector Short Term Bond Fund – $1-$10,000(5)	Over $100,000(2)

Geraldine M. McNamara

Foreign Opportunities Fund – $50,001-$100,000

Global Infrastructure Fund – Over $100,000

Global Real Estate Fund – Over $100,000

Low Duration Core Plus Bond Fund – Over $100,000

Multi-Sector Short Term Bond Fund – Over $100,000

Over $100,000
R. Keith Walton	Multi-Sector Short Term Bond Fund – Over $100,000	Over $100,000
Brian T. Zino	International Small-Mid Cap Fund – $50,001-$100,000	Over $100,000
(1) Does not include over $10,001-$50,0000 in exposure to Funds of the Trust through the Independent Trustee’s deferred compensation as of December 31, 2023.

(2) Does not include over $100,000 in exposure through the Independent Trustee’s deferred compensation as of December 31, 2023.

(3) Does not include over $100,000 in exposure to Funds of the Trust through the Independent Trustee’s deferred compensation as of December 31, 2023.

(4) Does not include over $100,000 in exposure to Multi-Sector Short-Term Bond Fund and over $100,000 in exposure to other Funds of the Trust through the Independent Trustee’s deferred compensation as of December 31, 2023.

(5) Does not include over $100,000 in exposure to Global Real Estate Fund, $1-$10,000 in exposure to Low Duration Core Plus Bond Fund, $10,001-$50,000 in exposure to Multi-Sector Short-Term Bond Fund and $1-$10,000 in exposure to other Funds of the Trust through the Independent Trustee’s deferred compensation as of December 31, 2023.

Interested Trustee	Dollar Range of Equity Securities in a Fund of the Trust in this SAI	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies

George R. Aylward

Core Plus Bond Fund – $1-$10,000

EM Equity Fund – $10,001-$50,000

Foreign Opportunities Fund – Over $100,000

Global Infrastructure Fund – $50,001-$100,000

Global Opportunities Fund – $10,001-$50,000

High Yield Fund– $50,001-$100,000

Multi-Sector Intermediate Bond Fund – $1-$10,000

Multi-Sector Short Term Bond Fund – Over $100,000

Real Asset Fund – $10,001-$50,000

Real Estate Fund – $10,001-$50,000

Over $100,000

As of January 11, 2024, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of any of the Funds or their classes.

Trustee Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal period ended September 30, 2023, the current Trustees received the following compensation:

Independent Trustees	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
Donald C. Burke	$77,171	$453,000 (107 Funds)
Sarah E. Cogan	$74,310	$387,500 (104 Funds)
Deborah A. DeCotis	$74,310	$387,500 (104 Funds)
F. Ford Drummond	$74,311	$387,500 (104 Funds)
Sidney E. Harris	$75,891	$340,000 (97 Funds)
John R. Mallin	$75,891	$340,000 (97 Funds)
Connie D. McDaniel	$87,802	$402,500 (104 Funds)
Philip R. McLoughlin	$110,430	$545,000 (107 Funds)
Geraldine M. McNamara	$80,412	$503,897 (107 Funds)
R. Keith Walton	$76,484	$396,603 (104 Funds)
Brian T. Zino	$80,640	$422,500 (104 Funds)

Interested Trustees	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
George R. Aylward	None	None

Sales Loads

The Trust’s Trustees are permitted to invest in Class I shares of each Fund without initial or subsequent minimum investment requirements. Class I shares do not carry a sales load.

Code of Ethics

The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Proxy Voting Policies

The Trust has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Trust’s intention for the Funds to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds or their voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds or their voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing a Fund is responsible for voting proxies for such Fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected Fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the Funds both are designed to further the best economic interests of the affected Fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

▪ Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

▪ Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

▪ Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

▪ Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

▪ Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Funds and their voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Funds, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trust (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected Fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trust.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by each subadviser to the Funds in voting proxies for their respective Funds.

Duff & Phelps Funds

Duff & Phelps has adopted proxy policies, procedures and guidelines (the “Guidelines”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Guidelines allow Duff &

Phelps to utilize a qualified, non-affiliated third-party proxy advisory firm to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Guidelines.

The Guidelines address conflicts of interest or potential conflicts of interest relating to proxy proposals. Generally, where the Guidelines outline a voting position, either as for or against such proxy proposal, voting will be according to either the Guidelines or the proxy advisory firm’s policies. The Proxy Committee will vote the proxy according to either its determination of the client’s best interests or by client direction. In performing its analysis of how to vote on a proposal, the Proxy Committee will begin by considering the voting recommendation of the proxy advisory firm and will then override such vendor’s recommendation if the Proxy Committee determines that such recommendation is not in the best interest of Duff & Phelps clients. The Proxy Committee incorporates consideration of ESG issues into its evaluation of recommendations of the proxy advisory firm and the voting of proxies generally. The firm has additionally adopted proxy voting guidelines that serve as a guide to voting with regard to certain recurring proposals. The vote the Proxy Committee selects will depend on the facts and circumstances of each situation as well as requirements of applicable law.

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as when:

▪ it deems the cost of voting to exceed any anticipated benefit to client;

▪ a proxy is received for a security it no longer manages due to the entire position being sold; or

▪ exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

Duff & Phelps may also not be able to vote proxies for any client account that participates in securities lending programs.

A complete copy of Duff & Phelps’ current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff  & Phelps Investment Management Co., Attn: Compliance, 10 S. Wacker Drive, 19th Floor, Chicago, Illinois 60606.

KAR Funds

KAR has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients including the Funds, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The principles for voting proxies are as follows:

1. The firm votes all proxies to, in its opinion, maximize shareholder value, which is defined as long-term value through dividend and price appreciation. In addition, the firm’s investment philosophy is to purchase “Quality” companies for the portfolios of its clients. One of the four main criteria for “Quality” is excellence in management. Hence, the firm tends to vote non-shareholder-value issues in alignment with management’s recommendations, if there is no conflict with shareholder value. For example, “Poison Pills” and other anti-takeover measures are not supported, even if recommended by management.

2. To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, including where KAR in good faith believes that any ISS recommendation would be to the detriment of its investment clients, KAR will override an ISS recommendation. At least two members of KAR’s Risk and Compliance Committee must approve an override on such basis. Additionally, KAR utilizes ISS to vote proxies on its behalf, per the guidelines discussed above.

3. Absent any special circumstance, ISS Proxy Voting Guidelines are followed when voting proxies.

4. KAR can occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees can also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If, at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they are to promptly report such conflict to KAR’s Chief Compliance Officer under the firm’s conflict of interest reporting policies. Conflicts of interest are handled in various ways depending on the type and materiality, but KAR seeks to avoid and mitigate such conflicts of interest as much as possible when carrying out its business, including with respect to its proxy voting activities.

KAR’s Proxy Voting Policy is posted on the public section of KAR’s website, www.kayne.com.

Newfleet Funds

Although the nature of Newfleet’s portfolios is such that ballots are rarely required, Newfleet has adopted pre-determined proxy voting guidelines (the “Guidelines”) to make every effort to ensure the manner in which shares are voted is in the best interest of its clients and the value of the investment.

Under the Guidelines, Newfleet sometimes delegates to a non-affiliated third-party vendor the responsibility to review proxy proposals and make voting recommendations on behalf of Newfleet. Newfleet may also vote a proxy contrary to the Guidelines if it determines that such action in the best interest of its clients including the Funds.

A complete copy of Newfleet’s current Proxy Voting Policies & Procedures is available by sending a written request to Newfleet Asset Management, Attn: Compliance Department, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: James.Sena@virtus.com.

Tax-Exempt Bond Fund

Seix has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable Seix to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds. Annually (or more often as needed), the Proxy Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all client accounts, funds and product lines.

Seix votes any proxies per the Seix Proxy Guidelines unless the client chooses custom guidelines. In the case that a ballot item is not covered under the policy or is coded as case-by-case in Seix’s guidelines, a research analyst or portfolio manager will review the available information and will utilize such information, along with his knowledge of the company, to make a vote recommendation to the Proxy Committee. The Proxy Committee members consider the information and recommendation, and will then vote on that ballot item. As reflected in the Seix Proxy Policy, the Proxy Committee will affirmatively vote proxies for proposals that it deems to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

Due to Seix’s diverse client base, product lines, and affiliations, Seix’s Proxy Committee may determine a potential conflict exists in connection with a proxy vote based on applicable SEC guidelines. In such instances, Seix’s Proxy Committee will review the potential conflict to determine if it is material. Examples of material conflicts of interest which may arise could include those where the shares to be voted involve:

1. An issuer having substantial and numerous banking, investment, or other financial relationships with Seix; and

2. A senior officer of Seix serving on the board of a publicly held company.

Although Seix utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, Seix’s Proxy Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Proxy Committee may retain an independent fiduciary to vote the securities. Although Seix does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Seix utilizes the services of Institutional Shareholder Services, Inc. as its agent in the provision of certain administrative, clerical, functional recordkeeping, and support services related to Seix’s proxy voting processes/procedures, which include, but are not limited to:

1. The collection of proxy material from its clients’ custodians;

2. The facilitation of proxy voting, reconciliation, and disclosure, in accordance with Seix’s Proxy Policy and the Proxy Committee’s direction; and

3. Recordkeeping and voting record retention.

Shareholders may obtain a copy of the complete Proxy Guidelines by contacting Seix’s Chief Compliance Officer at One Maynard Drive, Suite 3200, Park Ridge, NJ 07656 or (201) 391-0300.

EM Equity Fund

SGA has adopted proxy voting policies and procedures (the “Policies and Procedures”) designed to ensure that SGA votes in a manner that is in the best interests of its clients. SGA will consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client's investment. Generally, votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders, while votes will be cast against proposals having the opposite effect. In voting on each and every issue, SGA shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot. The Policies and Procedures allow SGA to utilize a third party vendor for voting on behalf of clients consistent with the Policies and Procedures.

The Policies and Procedures address conflicts of interest or potential conflicts of interest relating to proxy proposals. A member of SGA’s Investment Committee is responsible for identifying potential conflicts of interest. Where appropriate, SGA will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients’ best interest and is not the product of the conflict:

1. provide the client with sufficient information regarding the shareholder vote and SGA’s potential conflict to the client and obtain the client’s consent before voting;

2. vote securities based on a pre-determined voting policy;

3. vote securities based upon the recommendations of an independent third party; or

4. request that the client engage another party to determine how the proxies should be voted.

A complete copy of SGA’s current Proxy Voting Policies and Procedures may be obtained by sending a written request to firm@sgadvisers.com or 301 Tresser Boulevard, Suite 1310, Stamford, Connecticut 06901.

Vontobel Funds

Vontobel has adopted proxy voting policies and procedures (the “Policies and Procedures”) designed to ensure that Vontobel votes in a manner that is in the best financial interest of its clients. The Policies and Procedures allow Vontobel to utilize a third party vendor for voting on behalf of clients consistent with the Policies and Procedures.

The key objective of Vontobel’s Policies and Procedures is to recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, this objective also recognizes that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications for the shareholders. Therefore, Vontobel will pay particular attention to the following matters in exercising its proxy voting responsibilities as a fiduciary for its clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, Vontobel generally believes that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

The Policies and Procedures address conflicts of interest or potential conflicts of interest relating to proxy proposals. Whenever Vontobel detects a material conflict between the interests of a client and the interests of Vontobel or someone affiliated with Vontobel, Vontobel will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the client’s best interest:

1. Provide the client with sufficient information regarding the shareholder vote and our potential conflict with the client, and obtain the client’s consent before voting;

2. Vote securities based on the pre-determined voting policy set forth herein;

3. Vote client securities based upon the recommendation of a third party proxy voting vendor; or

4. Request the client to engage another party to determine how the proxies should be voted.

A copy of Vontobel’s proxy voting policies and procedures may be obtained by calling Vontobel at 212-804-9310 or emailing the request to jackie.nakos@vontobel.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 11, 2024, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class, or 25% or more of the outstanding shares of all classes, of the Funds included in this SAI are shown in Appendix B — Control Persons and Principal Shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The investment adviser to each of the Funds is Virtus Investment Advisers, Inc., located at One Financial Plaza, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of September 30, 2023, VIA had approximately $45.3 billion in assets under management.

Investment Advisory Agreement and Expense Limitation Agreement

The investment advisory agreement, approved by the Board, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, leverage expenses, acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser, Virtus or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.

For managing, or directing the management of, the investments of each Fund, the Adviser is entitled to a fee, payable monthly, at the following annual rates based on each Fund’s average daily net assets:

Fund	Investment Advisory Fee
Real Asset Fund	0.00%
	1st $1 Billion	$1 Billion through $2 Billion	$2+ Billion
Global Infrastructure Fund	0.65%	0.60%	0.55%
Global Opportunities Fund	0.85%	0.80%	0.75%
Global Real Estate Fund	0.85%	0.80%	0.75%
High Yield Fund	0.55%	0.50%	0.45%
Multi-Sector Intermediate Bond Fund	0.55%	0.50%	0.45%
Real Estate Fund	0.75%	0.70%	0.65%
	1st $2 Billion	$2 Billion through $4 Billion	$4+ Billion
Foreign Opportunities Fund	0.85%	0.80%	0.75%
Senior Floating Rate Fund	0.45%	0.40%	0.38%
		1st $1 Billion	$1+ Billion
Core Plus Bond Fund		0.45%	0.40%
Developing Markets Fund		1.00%	0.95%
EM Equity Fund		1.00%	0.95%
EM Small-Cap Fund		1.20%	1.15%
Tax-Exempt Bond Fund		0.45%	0.40%
		1st $2 Billion	$2+ Billion
Low Duration Core Plus Bond Fund		0.40%	0.375%
		1st $3 Billion	$3+ Billion
International Small-Mid Cap Fund		0.90%	0.85%
	1st $1 Billion	$1+ Billion through $2 Billion	$2+ Billion through $10 Billion	$10+ Billion
Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%	0.425%

The Adviser may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. The Adviser has contractually agreed to limit the annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) through January 31, 2025 of the Funds listed below so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table (expressed as a percentage of daily net assets):

Fund	Class A	Class C	Class C1	Class I	Class R6
Core Plus Bond Fund	0.78%	1.53%	N/A	0.53%	0.43%
Developing Markets Fund	1.50%	2.25%	N/A	1.25%	1.20%
EM Equity Fund	1.48%	2.23%	1.23%	N/A	0.98%
EM Small-Cap Fund	1.79%	2.53%	N/A	1.50%	1.40%
Foreign Opportunities Fund	1.39%	2.05%	N/A	1.07%	0.95%
Global Infrastructure Fund	N/A	N/A	N/A	N/A	0.85%
Global Opportunities Fund	1.36%	2.11%	N/A	1.09%	0.90%
Global Real Estate Fund	1.40%	2.15%	N/A	1.15%	0.89%
High Yield Fund	0.95%	1.70%	N/A	0.70%	0.59%
International Small-Mid Cap Fund	1.45%	2.20%	N/A	1.20%	1.10%
Low Duration Core Plus Bond Fund	0.75%	1.50%	N/A	0.50%	0.43%
Multi-Sector Intermediate Bond Fund	0.99%	1.74%	N/A	0.74%	0.60%
Multi-Sector Short Term Bond Fund	0.90%	1.16%	1.66%	0.65%	0.52%
Real Asset Fund	0.50%	1.25%	N/A	0.25%	0.20%
Real Estate Fund	N/A	N/A	N/A	N/A	0.79%
Senior Floating Rate Fund	0.90%	1.65%	N/A	0.65%	0.55%
Tax-Exempt Bond Fund	0.83%	1.58%	N/A	0.58%	N/A

Following the contractual period, if any, the Adviser may discontinue these expense caps and/or fee waivers at any time. Under certain conditions, the Adviser and/or its affiliate may recapture operating expenses reimbursed and/or fees waived under these arrangements, for a period of up to three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund’s current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such Fund so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Board or by the relevant Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The Agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.

Adviser Affiliates

George Aylward, Jennifer Fromm and Richard W. Smirl each serve as an officer of the Trust and as an officer and/or director of the Adviser. The other principal executive officers of the Adviser are: Michael Angerthal, Executive Vice President and Chief Financial Officer; Andra Purkalitis, Executive Vice President, General Counsel and Clerk; David Fusco, Vice President and Chief Compliance Officer; and David Hanley, Senior Vice President and Treasurer. The directors of the Adviser are George Aylward, Michael Angerthal and Richard Smirl.

Advisory Fees

The following table shows the dollar amount of fees received by the Adviser for services to the Funds, the amount of expenses reimbursed by the Adviser, and the actual fee received by the Adviser, during the fiscal years ended September 30, 2021, 2022 and 2023 under the investment advisory agreement in effect.

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Fund	2021	2022	2023	2021	2022	2023	2021	2022	2023
Core Plus Bond Fund	498,833	524,120	488,047	(266,782)	(273,907)	(317,752)	232,051	250,213	170,295
Developing Markets Fund	8,203(1)	27,374	27,147	(88,821) (1)	(90,074)	(73,654)	(80,618) (1)	(62,700)	(46,507)
EM Equity Fund	59,256,821	30,442,274	16,450,186	(343,442)	(225,998)	(258,691)	58,913,379	30,216,276	16,191,495
EM Small-Cap Fund	4,241,760	3,907,925	3,070,938	144,369	(108,608)	(42,450)	4,386,129	3,799,317	3,028,488
Foreign Opportunities Fund	9,468,224	7,569,656	5,751,468	(433,641)	(443,038)	(315,692)	9,034,583	7,126,618	5,435,776
Global Infrastructure Fund	572,008	586,604	506,506	(6,368)	(6,848)	(8,752)	565,640	579,756	497,754
Global Opportunities Fund	3,589,607	2,905,351	2,254,773	(250,394)	(221,370)	(215,121)	3,339,213	2,683,981	2,039,652
Global Real Estate Fund	2,926,242	4,152,172	2,988,348	(372,465)	(414,941)	(542,156)	2,553,777	3,737,231	2,446,192
High Yield Fund	339,557	288,541	256,786	(154,963)	(143,425)	(155,295)	184,594	145,116	101,491
International Small-Mid Cap Fund	26,577,152(2)	20,186,892	9,465,987	(121,704)(2)	0	(77,267)	26,455,448(2)	20,186,892	9,388,720
Low Duration Core Plus Bond Fund	2,581,201	2,774,641	1,859,850	(929,704)	(999,247)	(858,951)	1,651,497	1,775,394	1,000,899
Multi-Sector Intermediate Bond Fund	2,028,729	1,541,209	1,609,317	(304,475)	(281,444)	(280,194)	1,724,254	1,259,765	1,329,123
Multi-Sector Short Term Bond Fund	29,834,759	28,756,272	22,981,132	(32,258)	(2,871,673)	(3,710,547)	29,802,501	25,884,599	19,270,585
Real Asset Fund	N/A	0	0	N/A	(218)	(67,714)	N/A	(218)	(67,714)
Real Estate Fund	3,837,142	3,925,623	2,931,401	(193,396)	(203,789)	(174,606)	3,643,746	3,721,834	2,756,795
Senior Floating Rate Fund	948,157	901,322	822,236	(96,760)	(109,002)	(146,053)	851,397	792,320	676,183
Tax-Exempt Bond Fund	490,568	407,807	323,930	(180,167)	(167,066)	(179,933)	310,401	240,741	143,997

(1) Developing Markets Fund was launched June 22, 2021, therefore advisory fees shown are for the period June 22, 2021 through September 30, 2021.

(2) Includes advisory fees paid by Virtus International Small-Mid Cap Fund II which merged into International Small-Mid Cap Fund on October 22, 2021.

Subadvisers and Subadvisory Agreements

The Adviser has entered into subadvisory agreements with respect to each Fund. Each subadvisory agreement provides that the Adviser will delegate to the respective subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the Funds for which that subadviser provides subadvisory services. Each subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. The Adviser remains responsible for the supervision and oversight of each subadviser’s performance. Each subadvisory agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by the Adviser out of its advisory fees from the Funds.

Duff & Phelps — Global Infrastructure Fund, Global Real Estate Fund, Real Asset Fund and Real Estate Fund

Duff & Phelps is located at 10 S. Wacker Drive, 19th Floor, Chicago, IL 60606, and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Duff & Phelps acts as adviser and subadviser to open- and closed-end funds and as investment adviser to other institutional clients. As of September 30, 2023 Duff & Phelps managed approximately $11.1 billion.

For its services as subadviser, VIA pays Duff & Phelps a fee at the rate of 50% of the net advisory fee paid by each Fund for which Duff & Phelps acts as subadviser with the exception of the Real Asset Fund, for which there is no subadvisory fee.

KAR — Developing Markets Fund, EM Small-Cap Fund and International Small-Mid Cap Fund

KAR is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067 and is a wholly-owned indirect subsidiary of Virtus and an affiliate of VIA. KAR also serves as subadviser for other mutual funds and as investment adviser to institutions and individuals. As of September 30, 2023, KAR managed approximately $52.8 billion, of which $37.0 billion was regulatory assets under management and $15.8 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

For its services as subadviser, VIA pays KAR a fee at the rate of 50% of the net advisory fee paid by each fund for which KAR acts as subadviser.

VFIA

VFIA, an affiliate of VIA, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its divisions, Newfleet and Seix, in subadvising their respective fund(s) described herein. As of September 30, 2023, the three advisers that make up VFIA managed approximately $34.1 billion in aggregate assets under management.

Newfleet — Core Plus Bond Fund, High Yield Fund, Low Duration Core Plus Bond Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund

The Newfleet division of VFIA acts as subadviser to mutual funds and as adviser to institutions and individuals. As of September 30, 2023, the Newfleet division of VFIA managed approximately $13.2 billion in assets under management. Newfleet, which merged with and into VFIA on July 1, 2022, and the portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989.

For its services as a subadviser, the Adviser pays Newfleet a fee at the annual rate of 50% of the net advisory fee paid by each Fund for which Newfleet acts as subadviser.

Seix — Tax-Exempt Bond Fund

The Seix division of VFIA is a fundamental, credit driven fixed income boutique specializing in investment grade and high yield bond and leveraged loan management. Seix has employed its bottom-up, research-oriented approach to fixed income management for over 20 years. The entity that is now VFIA, and the former portfolio management team of which now operates as the Seix division of VFIA, was established in 2008. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined the entity now known as Virtus Fund Advisers, LLC, as the institutional fixed income management division. As of September 30, 2023, the Seix division of VFIA managed approximately $13.2 billion in assets under management.

For its services as subadviser, VIA pays Seix a fee at the rate of 50% of the net advisory fee paid by Tax-Exempt Bond Fund.

SGA — EM Equity Fund

SGA, an affiliate of VIA, is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. As of September 30, 2023, SGA manages approximately $23.1 billion, of which $20.7 billion was regulatory assets under management and $2.4 billion is model/emulation assets under contract. Model/emulation assets refer to assets that SGA is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

For its services as subadviser, the Adviser pays SGA a fee at the rate of 50% of the net advisory fee paid by the EM Equity Fund.

Vontobel — Foreign Opportunities Fund and Global Opportunities Fund

Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036 and is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of September 30, 2023 Vontobel managed approximately $24.3 billion, of which $24 billion was regulatory assets under management and $368 million was model/emulation assets under contract. Model/emulation assets refer to assets that Vontobel is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

For its services as a subadviser, VIA pays Vontobel a fee at the rate of 50% of the net advisory fee paid by each Fund for which Vontobel acts as a subadviser.

Subadvisory Fees

The following table shows the dollar amount of fees payable to each subadviser for managing the respective Fund(s), the amount of expenses reimbursed by the subadviser, and the actual fee received by the subadviser for the fiscal years ended September 30, 2021, 2022 and 2023.

	Gross Subadvisory Fee ($)			Subadvisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Fund	2021	2022	2023	2021	2022	2023	2021	2022	2023
Core Plus Bond Fund	249,417	0	244,023	(133,390)	0	(158,875)	116,027	0	85,148
Developing Markets Fund	4,102(1)	13,687	13,574	(44,410)(1)	(45,036)	(36,826)	(40,308)(1)	(31,349)	(23,252)
EM Equity Fund	29,628,411	15,221,137	8,225,093	(171,721)	(112,999)	(76,641)	29,456,690	15,108,138	8,148,452
EM Small-Cap Fund	2,120,880	1,953,963	1,535,469	72,184	(54,304)	(21,225)	2,193,064	1,899,659	1,514,244
Foreign Opportunities Fund	4,734,112	3,784,828	2,875,734	(216,820)	(221,518)	(157,846)	4,517,292	3,563,310	2,717,888
Global Infrastructure Fund	286,004	293,302	253,253	(3,184)	(3,424)	(4,376)	282,820	289,878	248,877
Global Opportunities Fund	1,794,803	1,452,676	1,127,387	(125,196)	(110,684)	(107,560)	1,669,607	1,341,992	1,019,827
Global Real Estate Fund	1,463,121	2,076,086	1,494,174	(186,232)	(207,470)	(271,078)	1,276,889	1,868,616	1,223,096
High Yield Fund	169,778	144,270	128,393	(77,480)	(71,711)	(77,647)	92,298	72,559	50,746
International Small-Mid Cap Fund	13,288,576(2)	10,093,984	4,732,993	(60,851)(2)	0	(38,633)	13,227,725(2)	10,093,984	4,694,360
Low Duration Core Plus Bond Fund	1,290,600	1,387,320	929,925	(464,851)	(499,622)	(429,475)	825,749	887,698	500,450
Multi-Sector Intermediate Bond Fund	1,014,365	770,605	804,659	(152,237)	(140,721)	(140,096)	862,128	629,884	664,563
Multi-Sector Short Term Bond Fund	14,917,379	14,378,136	11,490,566	(16,129)	(1,435,835)	(1,855,273)	14,901,250	12,942,301	9,635,293
Real Asset Fund	0	0	0	0	(59)	(33,857)	0	(59)	(33,857)
Real Estate Fund	1,918,571	1,962,811	1,465,700	(96,698)	(101,894)	(87,303)	1,821,873	1,860,917	1,378,397
Senior Floating Rate Fund	474,078	450,661	411,118	(48,379)	(54,500)	(73,026)	425,699	396,161	338,092
Tax-Exempt Bond Fund	245,284	203,457	161,965	(90,083)	(76,799)	(89,966)	155,201	126,658	71,999

(1) Developing Markets Fund was launched June 22, 2021, therefore subadvisory fees shown are for the period June 22, 2021 through September 30, 2021.

(2) Includes subadvisory fees paid for Virtus International Small-Mid Cap Fund II which merged into International Small-Mid Cap Fund on October 22, 2021.

Administrator

VFS is the administrator of the Trust. VFS is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser. For its services as administrator, VFS receives an administration fee based upon the average net assets across all series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%

For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of the series of VVIT.

The following table shows the dollar amount of fees that the Funds paid to the administrator for its administrative services with respect to each Fund, for the fiscal years ended September 30, 2021, 2022 and 2023.

	Administration Fee ($)
Fund	2021	2022	2023
Core Plus Bond Fund	102,544	107,550	102,452
Developing Markets Fund	750(1)	2,526	2,565
EM Equity Fund	5,723,647	2,901,710	1,586,338
EM Small-Cap Fund	326,134	299,995	241,757
Foreign Opportunities Fund	1,030,444	820,633	639,221
Global Infrastructure Fund	81,392	83,297	73,621
Global Opportunities Fund	390,488	315,022	250,599
Global Real Estate Fund	317,668	450,648	332,163
High Yield Fund	55,458	48,386	44,108
International Small-Mid Cap Fund	2,539,898(2)	2,066,195	993,726
Low Duration Core Plus Bond Fund	595,958	639,506	439,313
Multi-Sector Intermediate Bond Fund	341,743	258,434	276,397
Multi-Sector Short Term Bond Fund	5,823,418	5,587,399	4,510,001

Real Asset Fund	20,841	22,710	19,528
Real Estate Fund	473,201	482,654	369,262
Senior Floating Rate Fund	194,865	184,841	172,620
Tax-Exempt Bond Fund	100,896	83,569	68,007

(1) Developing Markets Fund was launched June 22, 2021, therefore administration fees shown are for the period June 22, 2021 through September 30, 2021.

(2) Includes administration fees paid by Virtus International Small-Mid Cap Fund II which merged into International Small-Mid Cap Fund on October 22, 2021.

Sub-administrative and Accounting Agent

The Trust has entered into an agreement with BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which BNY Mellon acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon receives a fee based on the Funds’ aggregate average net assets across all funds within the Virtus Mutual Funds.

In addition to the asset-based fee, BNY Mellon is entitled to certain non-material fees, as well as out of pocket expenses.

The following table shows the dollar amount of fees paid to, the amount of fees waived by and the net amount of fees received by the Sub-administrative and Accounting Agent for the fiscal years ended September 30, 2021, 2022 and 2023, for its services with respect to each Fund.

	Total Sub-administrative Fee ($)			Fees Waived by Sub-administrator ($)			Net Sub-administrative Fees ($)
Fund	2021	2022	2023	2021	2022	2023	2021	2022	2023
Core Plus Bond Fund	21,137	19,576	20,063	(5,300)	(4,033)	(4,310)	15,837	15,543	15,753
Developing Markets Fund	2,175(1)	7,939	8,015	(6)(1)	(60)	(120)	2,169(1)	7,879	7,895
EM Equity Fund	761,673	374,446	215,421	(301,150)	(153,717)	(87,744)	460,523	220,729	127,677
EM Small-Cap Fund	46,368	41,343	37,162	(13,299)	(11,902)	(10,994)	33,069	29,441	26,168
Foreign Opportunities Fund	142,553	100,027	86,288	(52,973)	(32,914)	(29,863)	89,580	67,113	56,425
Global Infrastructure Fund	18,388	16,855	16,920	(4,218)	(3,083)	(3,674)	14,170	13,772	13,246
Global Opportunities Fund	57,824	43,313	38,426	(19,277)	(12,750)	(11,556)	38,547	30,563	26,870
Global Real Estate Fund	46,937	55,638	50,199	(14,292)	(15,394)	(17,299)	32,645	40,244	32,900
High Yield Fund	15,008	13,110	13,101	(2,907)	(1,886)	(2,046)	12,101	11,224	11,055
International Small-Mid Cap Fund	325,067(2)	240,280	136,999	(110,191)(2)	(84,199)	(53,116)	214,876(2)	156,081	83,883
Low Duration Core Plus Bond Fund	81,831	77,699	63,201	(27,253)	(23,598)	(22,282)	54,578	54,101	40,919
Multi-Sector Intermediate Bond Fund	53,967	36,631	40,342	(18,991)	(10,104)	(11,123)	34,976	26,527	29,219
Multi-Sector Short Term Bond Fund	765,803	625,154	574,890	(295,736)	(211,290)	(225,077)	470,067	413,864	349,813
Real Asset Fund	10,514	10,196	10,205	(1,153)	(843)	(1,027)	9,361	9,352	9,178
Real Estate Fund	71,226	60,674	53,951	(25,959)	(17,917)	(18,279)	45,267	42,757	35,672
Senior Floating Rate Fund	32,794	28,213	29,477	(9,668)	(7,061)	(8,634)	23,126	21,152	20,843
Tax-Exempt Bond Fund	21,212	17,105	16,180	(5,469)	(3,328)	(3,314)	15,743	13,777	12,866

(1) Developing Markets Fund was launched June 22, 2021, therefore sub-administrative fees shown are for the period June 22, 2021 through September 30, 2021.

(2) Includes sub-administrative fees paid by Virtus International Small-Mid Cap Fund II which merged into International Small-Mid Cap Fund on October 22, 2021.

Distributor

VP Distributors, a broker-dealer registered with FINRA and which is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and certain subadvisers, serves as distributor of the Funds’ shares. Fund shares are offered on a continuous basis. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103. George R. Aylward, Jennifer Fromm, Heidi C. Griswold and Richard W. Smirl, each serve as an officer of the Trust and as an officer for the Distributor.

The Trust and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for Fund shares. VP Distributors may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of a Fund of the Trust.

For its services under the underwriting agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plans described below.

During the fiscal years ended September 30, 2021, 2022 and 2023, purchasers of shares of the Funds paid aggregate sales charges of $1,301,858, $637,126 and $343,568, respectively, of which the Distributor received net commissions of $199,720, $165,562 and 66,302, respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2023, the Distributor received net commissions of $40,145 for Class A Shares and deferred sales charges of $16,250 for Class A Shares, $3,875 for Class C Shares and $6,032 for Class C1 Shares.

The distribution agreement/underwriting agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not parties to the distribution agreement/underwriting agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The distribution agreement/underwriting agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

The following table shows the dollar amount of sales charges paid by each Fund to the Distributor for the fiscal years ended September 30, 2021, 2022 and 2023, with respect to sales of Class A Shares of the Funds and the amount of sales charges retained by the Distributor and reallowed to other persons.

	Aggregate Underwriting Commissions ($)			Aggregate Retained by the Distributor ($)			Amount Reallowed ($)
Fund	2021	2022	2023	2021	2022	2023	2021	2022	2023
Core Plus Bond Fund	32,375	13,167	15,600	4,946	2,084	2,406	27,429	11,083	13,194
Developing Markets Fund	0(1)	0	0	0(1)	0	0	0(1)	0	0
EM Equity Fund	112,516	39,695	14,587	9,956	4,385	2,118	102,560	35,310	12,469
EM Small-Cap Fund	45,680	51,305	19,603	5,716	7,432	3,017	39,964	43,873	16,586
Foreign Opportunities Fund	68,906	45,995	19,609	8,999	6,510	2,686	59,907	39,485	16,923
Global Infrastructure Fund	24,859	10,706	11,469	2,708	1,425	1,413	22,151	9,281	10,056
Global Opportunities Fund	52,423	10,396	9,816	8,019	1,647	1,601	44,404	8,749	8,215
Global Real Estate Fund	35,892	29,503	13,885	4,690	3,995	1,906	31,202	25,508	11,979
High Yield Fund	10,240	12,311	7,666	1,907	2,072	1,521	8,333	10,239	6,145
International Small-Mid Cap Fund	115,978(2)	31,746	16,203	14,785(2)	4,279	2,172	101,193(2)	27,467	14,031
Low Duration Core Plus Bond Fund	103,112	30,499	14,778	3,897	2,072	3,812	99,215	28,427	10,966
Multi-Sector Intermediate Bond Fund	47,783	18,588	46,758	7,159	3,584	6,253	40,624	15,004	40,505
Multi-Sector Short Term Bond Fund	459,934	149,479	83,361	23,502	10,137	4,169	436,432	139,342	79,192
Real Asset Fund	1,398	10,694	4,075	265	1,521	670	1,133	9,173	3,405
Real Estate Fund	38,266	61,031	22,248	5,162	9,178	3,122	33,104	51,853	19,126
Senior Floating Rate Fund	11,641	12,353	11,482	944	1,531	1,718	10,697	10,822	9,764
Tax-Exempt Bond Fund	10,844	2,236	1,434	2,366	445	890	8,478	1,791	544

(1) Developing Markets Fund was launched June 22, 2021, therefore commisions shown are for the period June 22, 2021 through September 30, 2021.

(2) Includes sales charges paid by Virtus International Small-Mid Cap Fund II which merged into International Small-Mid Cap Fund on October 22, 2021.

There were no sales charges paid to the Distributor with respect to Class A Shares of the Funds not mentioned below. Shareholders of the Funds below paid Class A deferred sales charges as follows:

Fund	Class A Shares Deferred Sales Charges ($)
EM Equity Fund	3,719
EM Small-Cap Fund	2,413
Foreign Opportunities Fund	382
Low Duration Core Plus Bond Fund	282
Multi-Sector Short Term Bond Fund	9,454

Dealer Concessions

Class A Shares, Class C Shares, Class C1 Shares and Class I Shares Only

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Multi-Sector Short Term Bond Fund and Low Duration Core Plus Bond Fund—Class A Shares

Amount of Transaction at Offering Price	Sales Charge as a percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but under $250,000	1.75%	1.78%	1.50%
$250,000 or more	None	None	None

Senior Floating Rate Fund and Tax-Exempt Bond Fund—Class A Shares

Amount of Transaction at Offering Price	Sales Charge as a percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount or Agency Fee as a Percentage of Offering Price
Under $50,000	2.75%	2.83%	2.25%
$50,000 but under $100,000	2.25	2.30	2.00
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 but under $500,000	1.25	1.27	1.00
$500,000 but under $1,000,000	1.00	1.01	1.00
$1,000,000 or more	None	None	None

Core Plus Bond Fund, High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund—Class A Shares

Amount of Transaction at Offering Price	Sales Charge as a percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	3.75%	3.90%	3.25%
$50,000 but under $100,000	3.50	3.63	3.00
$100,000 but under $250,000	3.25	3.36	2.75
$250,000 but under $500,000	2.25	2.30	2.00
$500,000 but under $1,000,000	1.75	1.78	1.50
$1,000,000 or more	None	None	None

Equity Funds and Real Asset Fund—Class A Shares

Amount of Transaction at Offering Price	Sales Charge as a percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50	4.71	4.00
$100,000 but under $250,000	3.50	3.63	3.00
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares and Class C1 Shares of the Multi-Sector Short Term Bond Fund, the Distributor does not pay a sales commission on Class C Shares and intends to pay investment dealers a sales commission of 1% of the sale price of Class C1 Shares sold by such dealers. Your broker, dealer or financial professional may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of Fund shares by a dealer; the provision of assistance in marketing of Fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the Funds for providing certain recordkeeping and related services to the Funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of Fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. Additionally, for Low Duration Core Plus Bond Fund and Multi-Sector Short Term Bond Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $250,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus fixed income funds in this SAI, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds in this SAI, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments. For Low Duration Core Plus Bond Fund and Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions within 12 months of a finder’s fee being paid; for all other funds in this SAI, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For all Virtus fixed income funds in this SAI, the CDSC is 0.50%; for all other Virtus Mutual Funds in this SAI, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 12- or 18-month period, as applicable, begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. (For the exact rate for your Fund(s) please refer to the chart in the section of the Funds’ Prospectus entitled “Sales Charges” under “What are the classes and how do they differ?”) VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the Funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the “Our Products” section, go to the Mutual Funds page under “Individual Investors” and click on the link for Breakpoint (Volume) Discounts.

Class R6 Shares Only

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the Fund’s shares.

Custodian

BNY Mellon, 240 Greenwich Street, New York, NY 10286, serves as the Custodian of the Funds’ assets. The Custodian designated by the Board holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the Funds held outside the United States. The securities and other assets of each Fund are held by its Custodian or any sub-custodian separate from the securities and assets of each other Fund.

Securities Lending Agent

BNY Mellon served as securities lending agent for each Fund participating in the securities lending program for the fiscal year ended September 30, 2023. In that role, BNYM administered each Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and BNYM.

As securities lending agent, BNYM is responsible for the administration and management of each Fund’s securities lending program, including:

▪ negotiation, preparation and execution of an agreement with each approved borrower governing the terms and conditions of any securities loan,

▪ credit review and monitoring of approved borrowers,

▪ loan negotiation,

▪ ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, sub custodians/depositories,

▪ daily marking to market of loans,

▪ monitoring and maintaining cash collateral levels,

▪ arranging for the investment of cash collateral received from borrowers in accordance with each Fund’s investment guidelines,

▪ initiating and monitoring loan terminations/recalls,

▪ ensuring that all dividends and other distributions from corporate actions with respect to loaned securities are credited to the relevant Funds, and

▪ maintaining records relating to the Fund’s securities lending activity and providing monthly/quarterly statements.

BNY Mellon receives as compensation for its services a portion of the amount earned by each participating Fund for lending securities.

For each Fund participating in the securities lending program, the table below sets forth, for the most recently completed fiscal year, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities. The table below also discloses any other fees or payments incurred by each Fund resulting from lending securities.

		Fees and/or compensation for securities lending activities and related services:
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Rebate (paid to borrower)	Other fees not included in revenue split (specify)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Core Plus Bond Fund	11,790	657	481	——	——	6,925	——	1,138	3,727
EM Equity Fund	47,981	294	1,779	——	——	44,240	——	2,073	1,668
Foreign Opportunities Fund	49,686	863	1,908	——	——	42,026	——	2,771	4,889
Global Opportunities Fund	26,598	255	1,017	——	——	23,883	——	1,272	1,443
High Yield Fund	44,841	4,035	1,828	——	——	16,107	——	5,863	22,871
Low Duration Core Plus Bond Fund	77,917	1,982	3,439	——	——	61,263	——	5,421	11,233
Multi-Sector Intermediate Bond Fund	107,270	7,345	4,418	——	——	53,876	——	11,763	41,631
Multi-Sector Short Term Bond Fund	293,758	6,913	12,574	——	——	235,093	——	19,487	39,178

Transfer Agent and Sub-Transfer Agent

VFS acts as transfer agent for the Trust. Pursuant to a Transfer Agent and Service Agreement, VFS receives a fee, based on the average net assets at an annual rate ranging from 0.045% to 0.0375%. VFS is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by VFS or the Funds. Pursuant to an agreement among the Trust, VFS and BNY Mellon, BNY Mellon serves as sub-transfer agent to perform certain shareholder servicing functions for the Funds. For performing such services, BNY Mellon receives a monthly fee from the Funds as approved by the Board.

Legal Counsel to the Trust

Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA, 94104, acts as legal counsel to the Trust and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Trust. PwC audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time. PwC’s business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a distribution and service plan for each class of shares (except Class I Shares and Class R6 Shares) (i.e., plans for the Class A Shares, plans for the Class C Shares and a plan for the Class C1 Shares; collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the underwriting agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class C Shares (0.25% for the Multi-Sector Short Term Bond Fund), and at a rate of 0.75% per annum for Class C1 Shares.

Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Virtus Mutual Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the fees received, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual NAV of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the fees received is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual NAV of that class.

In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as providing services to the Funds’ shareholders; or providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or providing services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or providing other processing.

On a quarterly basis, the Funds’ Board reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds’ Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.

No interested person of the Funds other than the Distributor and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Plans.

Rule 12b-1 Fees Paid

The following table shows Rule 12b-1 Fees paid by the Funds to VP Distributors with respect to Class A Shares, Class C Shares and Class C1 Shares of each Fund for which such fees were paid for the fiscal years ended September 30, 2021, 2022 and 2023. The Rule 12b-1 Fees were primarily used to compensate broker dealers and financial institutions for services that they provided.

	Rule 12b-1 Fees Paid ($)
Fund	2021	2022	2023
Core Plus Bond Fund	157,571	192,528	101,007
Developing Markets Fund	345(1)	0	0
EM Equity Fund	2,031,297	1,251,130	700,717
EM Small-Cap Fund	194,170	177,069	132,154
Foreign Opportunities Fund	794,291	608,660	444,546
Global Infrastructure Fund	180,737	143,577	115,567
Global Opportunities Fund	601,402	440,391	327,661
Global Real Estate Fund	154,116	157,284	110,290
High Yield Fund	147,493	129,564	109,027
International Small-Mid Cap Fund	762,062(2)	537,764	325,614
Low Duration Core Plus Bond Fund	442,392	397,389	285,957
Multi-Sector Intermediate Bond Fund	499,744	362,873	314,803
Multi-Sector Short Term Bond Fund	5,110,686	3,996,184	2,974,255
Real Asset Fund	38,326	50,201	38,400
Real Estate Fund	470,337	467,403	325,768
Senior Floating Rate Fund	349,691	256,578	218,081
Tax-Exempt Bond Fund	161,272	117,721	91,732

(1) Developing Markets Fund was launched June 22, 2021, therefore 12b-1 fees shown are for the period June 22, 2021 through September 30, 2021.

(2) Includes 12b-1 fees paid by Virtus International Small-Mid Cap Fund II which merged into International Small-Mid Cap Fund on October 22, 2021.

For the fiscal year ended September 30, 2023, the Funds paid Rule 12b-1 fees to the Distributor in the amount of $6,615,579. The Distributor retained $510,155, and paid $6,105,424 to unaffiliated broker-dealers. The Rule 12b-1 payments were used for (1) compensation to dealers, $6,385,759; (2)

compensation to sales personnel, $5,902,376; (3) advertising, $1,020,745; (4) printing and mailing of prospectuses to other than current shareholders, $25,940; and (5) other, $1,164,576.

No interested person of the Funds other than the Distributor and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Plans.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

As described in each Fund’s prospectus, the portfolio manager(s) who are responsible for the Funds are:

Fund	Portfolio Manager(s)

Core Plus Bond Fund	David L. Albrycht Stephen H. Hooker
Developing Markets Fund	Hyung Kim Craig Thrasher
EM Equity Fund	Hrishikesh Gupta Kishore Rao Robert L. Rohn
EM Small-Cap Fund	Hyung Kim Craig Thrasher
Foreign Opportunities Fund	Matthew Benkendorf Daniel Kranson David Souccar
Global Infrastructure Fund	Connie M. Luecke Steven Wittwer
Global Opportunities Fund	Matthew Benkendorf Ramiz Chelat
Global Real Estate Fund	Geoffrey P. Dybas Frank J. Haggerty
High Yield Fund	David L. Albrycht William J. Eastwood Eric Hess Matthew Kearns
International Small-Mid Cap Fund	Hyung Kim Craig Thrasher
Low Duration Core Plus Bond Fund	David L. Albrycht Lisa M. Baribault Benjamin Caron

Multi-Sector Intermediate Bond Fund	David L. Albrycht
Multi-Sector Short Term Bond Fund	David L. Albrycht
Real Asset Fund	David Grumhaus, Jr. Daniel Petrisko Steven Wittwer
Real Estate Fund	Geoffrey P. Dybas Frank J. Haggerty
Senior Floating Rate Fund	David L. Albrycht Kyle A. Jennings Francesco Ossino

Fund	Portfolio Manager(s)

Tax-Exempt Bond Fund	Philip Hooks Dusty Self

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant subadviser may have in place that could benefit the Funds and/or such other accounts. The Board has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of a Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following tables provide information as of September 30, 2023, regarding all accounts managed by the portfolio managers and portfolio management team members for each of the Funds as named in the Prospectus. In the tables, Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

The portfolio managers managing the Funds may also manage or be members of management teams for other Virtus Mutual Funds or other similar accounts.

Other Accounts Managed (No Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David L. Albrycht	17	$7.291 billion	2	$104.7 million	0	N/A
Lisa M. Baribault	1	$393.8 million	0	N/A	0	N/A
Matthew Benkendorf	2	$327 million	19	$11.7 billion	19	$8.2 billion
Benjamin Caron	4	$936.3 million	0	N/A	0	N/A
Ramiz Chelat	1	$30 million	1	$78 million	0	N/A
Geoffrey Dybas	1	$79.8 million	3	$722 million	15	$22 billion
William J. Eastwood	3	$622.3 million	0	N/A	0	N/A
David D. Grumhaus, Jr.	1	$587 million	0	N/A	0	N/A
Hrishikesh Gupta(1)	12	$13.35 billion	29	$9.5 billion	57	$3.2 billion
Frank J. Haggerty, Jr.	1	$79.8 million	3	$722 million	15	$22 billion
Eric Hess	3	$622.3 million	0	N/A	0	N/A
Stephen H. Hooker	3	$582.2 million	0	N/A	1	$32.4 million
Phillip Hooks(2)	0	N/A	0	N/A	0	N/A
Kyle A. Jennings	4	$908.7 million	1	$89.1 million	0	N/A
Matthew Kearns	0	N/A	3	$23.8 million	2	$151.6 million
Hyung Kim	7	$1.54 billion	1	$26 million	6	$549 million
Daniel Kranson	0	N/A	1	$233 million	0	N/A
Connie M. Luecke	2	$4.26 billion	2	$230 million	0	N/A
Francesco Ossino	4	$818.2 million	1	$89.1 million	0	N/A
Daniel Petrisko	1	$3.8 billion	0	N/A	25	$1.68 billion
Kishore Rao(1)	13	$13.4 billioin	32	$9.7 billion	59	$3.3 billion
Robert L. Rohn(1)	12	$13.35 billion	29	$9.5 billion	57	$3.2 billion
Dusty Self	4	$629.5 million	0	N/A	14	$508.6 million
David Souccar	0	N/A	1	$88 million	0	N/A
Craig Thrasher	8	$1.59 bllion	1	$26 million	8	$642 million
Steven Wittwer	1	$425 million	2	$230 million	0	N/A

(1) As of December 31, 2023. Became portfolio manager of the EM Equity Fund on December 27, 2023.

(2) As of December 31, 2023. Became portfolio manager of the Tax-Exempt Bond Fund on January 29, 2024.

Other Accounts Managed (With Performance-Based Fees)(*)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Albrycht	1	$133.3 million	0	N/A	0	N/A
Matthew Benkendorf	0	N/A	1	$128 million	0	N/A
Geoffrey Dybas	0	N/A	0	N/A	1	$65.6 million
Frank J. Haggerty, Jr.	0	N/A	0	N/A	1	$65.6 million
Stephen H. Hooker	1	$133.3 million	0	N/A	0	N/A

(*) Table reflects all those portfolio managers who manage accounts with performance-based fees.

Portfolio Manager Compensation

Compensation Structure for Duff & Phelps, KAR and Newfleet

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, KAR and Newfleet (collectively in this section, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Funds managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

Fund	Benchmark(s) and/or Peer Group
Core Plus Bond Fund	Bloomberg U.S. Aggregate Bond Index
Developing Markets Fund	MSCI Emerging Markets Index
Global Infrastructure Fund	FTSE Developed Core Infrastructure 50/50 Index
Global Real Estate Fund	FTSE EPRA NAREIT Developed Rental Index
High Yield Fund	Bloomberg Capital U.S. High-Yield 2% Issuer Capped Bond Index

International Small-Mid Cap Fund	MSCI ACWI ex USA SMID Cap Index
Low Duration Core Plus Bond Fund	Lipper Short-Intermediate Investment Grade Funds
Multi-Sector Intermediate Bond Fund	Lipper Multi-Sector Income Funds
Multi-Sector Short Term Bond Fund	Lipper Short Investment Grade Debt Funds
Real Estate Fund	FTSE NAREIT Equity REITs Index
Senior Floating Rate Fund	Lipper Loan Participation Funds

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Compensation Structure for Seix

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, deferred cash, retention bonuses, and/or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus incorporates an evaluation of the Fund’s investment performance as well as other factors, including subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a Fund’s pre-tax total return to the returns of the Fund’s peer group and/or benchmark over multi-year periods. Where portfolio managers are responsible for multiple Funds or other managed accounts, each product is weighted based on its size and relative strategic importance to the Adviser and/or Subadviser. Other factors that may be considered in the calculation or payout of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually.

Retention bonuses and/or incentive guarantees for a fixed period may also be used when the Adviser and/or Subadviser deem it necessary to recruit or retain the employee.

All full-time employees of the Adviser and Subadvisers, including the Funds’ portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.

Compensation Structure for SGA

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of each of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

Compensation Structure for Vontobel Asset Management

At Vontobel, we offer a competitive compensation structure for our investment team, which includes all portfolio managers. The investment team’s total annual compensation includes a base salary as well as a discretionary and/or contractual annual bonus payment. A contractual bonus is paid quarterly in arrears. Portfolio Managers incentive compensation above a certain threshold is subject to three-year deferral periods. All amounts deferred must be invested in funds managed or sub-advised by the firm.

Portfolio Manager Fund Ownership

The following table states, as of September 30, 2023, (i) the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund that he or she managed, and (ii) to the extent such information is applicable and has been made available to the Funds, the dollar range of financial exposure, including through compensation plans, to any other investment vehicles he or she managed that have substantially similar investment objectives, policies and strategies to such Funds. The other investment vehicles may include separately managed accounts or private placement vehicles, and the financial exposure to such other investment vehicles may or may not include ownership from a legal perspective. Typically, exposure through a deferred compensation plan does not include legal ownership, but the plan participant’s account value rises and falls with the value of the investments selected within the plan.

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in Similar Investment Strategies
David L. Albrycht	Core Plus Bond Fund High Yield Fund Low Duration Core Plus Bond Fund	$10,001-$50,000 $100,001-$500,000 None	$10,001-$50,000 None None

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in Similar Investment Strategies
	Multi-Sector Intermediate Bond Fund Multi-Sector Short Term Bond Fund Senior Floating Rate Fund	Over $1,000,000 $100,001-$500,000 None	$500,001-$1,000,000 None None
Lisa M. Baribault	Low Duration Core Plus Bond Fund	None	None
Matthew Benkendorf	Foreign Opportunities Fund Global Opportunities Fund	None Over $1,000,000	None None
Benjamin Caron	Low Duration Core Plus Bond Fund	$10,001-$50,000	None
Ramiz Chelat	Global Opportunities Fund	$500,001-$1,000,000	None
Geoffrey Dybas	Global Real Estate Fund	$100,001-$500,000	$50,001-$100,000
	Real Estate Fund	$500,001-$1,000,000	$50,001-$100,000
William J. Eastwood	High Yield Fund	None	None
David D. Grumhaus, Jr.	Real Asset Fund	$10,001-$50,000	None
Hrishikesh Gupta(1)	EM Equity Fund	None	None
Frank J. Haggerty, Jr.	Global Real Estate Fund	$100,001-$500,000	$10,001-$50,000
	Real Estate Fund	None	$10,001-$50,000
Eric Hess	High Yield Fund	None	None
Stephen H. Hooker	Core Plus Bond Fund	$100,001-$500,000	None
Phillip Hooks	Tax-Exempt Bond Fund	None	None
Kyle A. Jennings	High Yield Fund	None	None
	Senior Floating Rate Fund	None	None
Matthew Kearns	High Yield Fund	None	None
Hyung Kim	Developing Markets Fund	None	$50,001-$100,000
	EM Small-Cap Fund	$10,001-$50,000	$100,001-$500,000
	International Small-Mid Cap Fund	None	$50,001-$100,000
Daniel Kranson	Foreign Opportunities Fund	$100,001-$500,000	None
Connie M. Luecke	Global Infrastructure Fund	$500,001-$1,000,000	$500,000-$1,000,000
Francesco Ossino	High Yield Fund	None	None
	Senior Floating Rate Fund	$100,001-$500,000	$100,001-$500,000
Daniel Petrisko	Real Asset Fund	None	None
Kishore Rao(1)	EM Equity Fund	$50,001-$100,000	None
Robert L. Rohn(1)	EM Equity Fund	None	Over $1,000,000
Dusty Self	Tax-Exempt Bond Fund	None	None
David Souccar	Foreign Opportunities Fund	None	None
Craig Thrasher	Developing Markets Fund	None	$100,001-$500,000
	EM Small-Cap Fund	None	$50,001-$100,000
	International Small-Mid Cap Fund	$100,001-$500,000	$100,001-$500,000
Steven Wittwer	Global Infrastructure Fund	$100,001-$500,000	$50,001-$100,000
	Real Asset Fund	$10,001-$50,000	None

(1) As of December 31, 2023. Became portfolio manager of the EM Equity Fund on December 27, 2023.

(2) As of December 31, 2023. Became portfolio manager of the Tax-Exempt Bond Fund on January 29, 2024.

BROKERAGE ALLOCATION AND OTHER PRACTICES

In effecting transactions for the Funds, the adviser or applicable subadviser (throughout this section, “Subadviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker and its ability to provide research services. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Funds.

The Subadviser may cause a Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Funds are considered to be in addition to and not in lieu of services required to be performed by each Subadviser under its contract with the Trust and may benefit both the Funds and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Funds.

If the securities in which a particular Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Some Fund transactions are, subject to the Conduct Rules of the FINRA and to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Funds.

The Trust has Board-approved policies and procedures reasonably designed to prevent (i) the Subadvisers’ personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching policy, no Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if good reason for such different allocation is provided and approved in accordance with the Subadviser’s policies and procedures adopted in accordance with the Trust’s policy. The Board will review the bunching policy from time to time as they deem appropriate.

The Fund of Funds generally does not invest directly in securities, but rather invests in ETFs and shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at NAV of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the Fund will pay customary brokerage commissions for each purchase and sale.

The adviser or subadvisers to the underlying mutual funds execute the portfolio transactions for their respective fund(s). In allocating portfolio transactions, each underlying fund’s adviser or subadviser must comply with the brokerage and allocation procedures adopted by the board of trustees of the underlying mutual fund. The above discussion of the portfolio transactions and brokerage procedures of the Funds also applies to those underlying mutual funds that are affiliated with the Funds.

The following table shows aggregate amount of brokerage commissions paid by each Fund for the fiscal years ended September 30, 2021, 2022 and 2023.

	Aggregate Amount of Brokerage Commissions ($)
Fund	2021	2022	2023
Core Plus Bond Fund	268	111	66
Developing Markets Fund(1)	2,833	2,307	1,757
EM Equity Fund	7,821,765	4,244,822	1,951,601
EM Small Cap Fund	482,244	405,524	155,862
Foreign Opportunities Fund	1,260,534	794,014	551,339
Global Infrastructure Fund	22,870	27,373	17,746
Global Opportunities Fund	180,464	120,394	115,408
Global Real Estate Fund	136,480	81,592	130,281
High Yield Fund	47	36	1
International Small-Mid Cap Fund	3,056,102(2)	3,179,487	1,261,106
Low Duration Core Plus Bond Fund	1,077	134	0
Multi-Sector Intermediate Bond Fund	3,428	862	598
Multi-Sector Short Term Bond Fund	38,308	8,748	6,336
Real Asset Fund	3,341	2,224	1,854
Real Estate Fund	92,475	61,203	87,367
Senior Floating Rate Fund	210	589	274
Tax-Exempt Bond Fund	80	110	0

(1) Developing Markets Fund was launched June 22, 2021, therefore no brokerage commissions were paid by the fund prior to 2021.

(2) Includes brokerage commissions paid by Virtus International Small-Mid Cap Fund II which merged into International Small-Mid Cap Fund on October 22, 2021.

Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the Subadvisers. It may frequently happen that the same security is held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund or account. When two or more funds or accounts advised by a Subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds or accounts in a manner equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds. It is the opinion of the Board of the Trust that the desirability of utilizing each Subadviser as an investment adviser to the Funds outweighs the disadvantages that may be said to exist from simultaneous transactions.

In fiscal years ended September 30, 2021, 2022 and 2023, no brokerage commissions were paid by the Funds to any affiliate of the Funds, the Adviser or the Distributor, or to any affiliate of any affiliate of the Funds, the Adviser or the Distributor.

For the fiscal years ended September 30, 2021, 2022 and 2023, each Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provided research or other brokerage services to the Adviser or subadviser:

	Total Dollar Amount of Brokerage Commissions for Research Services ($)			Total Dollar Amount of Transactions Involving Brokerage Commissions For Research Services ($)
Fund	2021	2022	2023	2021	2022	2023
Core Plus Bond Fund	0	0	0	0	0	66
Developing Markets Fund	1,589	1,289	933	669,097	538,852	1,757
EM Equity Fund	6,731,602	3,785,560	1,669,673	8,268,833,806	4,739,804,795	1,951,601
EM Small Cap Fund	396,304	235,142	106,555	167,890,551	106,172,266	155,862
Foreign Opportunities Fund	1,053,556	668,233	469,709	1,587,786,561	1,004,938,166	551,339
Global Infrastructure Fund	7,767	27,373	17,746	13,417,530	67,359,121	17,746
Global Opportunities Fund	141,333	100,853	95,066	350,991,342	252,834,263	115,408
Global Real Estate Fund	78,011	81,592	124,116	106,501,921	176,265,618	130,281
High Yield Fund	0	0	0	0	0	1
International Small-Mid Cap Fund	1,978,820	1,748,642	683,807	948,956,590	835,469,652	1,261,106
Low Duration Core Plus Bond Fund	0	0	0	0	0	0

	Total Dollar Amount of Brokerage Commissions for Research Services ($)			Total Dollar Amount of Transactions Involving Brokerage Commissions For Research Services ($)
Fund	2021	2022	2023	2021	2022	2023
Multi-Sector Intermediate Bond Fund	0	0	0	0	0	598
Multi-Sector Short Term Bond Fund	0	0	0	0	0	6,336
Real Asset Fund	1,461	2,224	1,854	1,553,383	4,106,331	1,854
Real Estate Fund	26,188	61,203	87,367	45,544,511	201,289,898	87,367
Senior Floating Rate Fund	0	0	0	0	0	274
Tax-Exempt Bond	0	0	0	0	0	0

Securities of Regular Broker-Dealers

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year. During the fiscal year ended September 30, 2023, certain Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of those Funds of those brokers or dealers as of September 30, 2023 (amounts in thousands) were as follows:

Fund	Broker/Dealer	Value ($ in thousands)
Core Plus Bond Fund	BNY Mellon Capital Markets, LLC	610
	Citigroup Global Markets, Inc.	1,055
	Goldman Sachs & Co. LLC	639
	J.P. Morgan Securities LLC	2,191
	Morgan Stanley & Co. LLC	1,223
	UBS Securities LLC	469

High Yield Fund	Citigroup Global Markets, Inc.	303

Low Duration Core Plus Bond Fund	Banco Santander, S.A.	908
	Citigroup Global Markets, Inc.	4,520
	Danske Markets INC	1,106
	Goldman Sachs & Co. LLC	3,416
	J.P. Morgan Securities LLC	4,130
	Morgan Stanley & Co. LLC	2,596
	UBS Securities LLC	590

Multi-Sector Intermediate Bond Fund	Banco Santander, S.A.	779
	BNY Mellon Capital Markets, LLC	1,271
	Citigroup Global Markets, Inc.	2,258
	Goldman Sachs & Co. LLC	985
	J.P. Morgan Securities LLC	3,073
	Morgan Stanley & Co. LLC	1,898
	UBS Securities LLC	972

Multi-Sector Short-Term Bond Fund	Banco Santander, S.A.	7,211
	Citigroup Global Markets, Inc.	35,994
	Danske Markets INC	7,747
	Goldman Sachs & Co. LLC	31,759
	J.P. Morgan Securities LLC	50,527

Fund	Broker/Dealer	Value ($ in thousands)
	Morgan Stanley & Co. LLC	26,934
	UBS Securities LLC	6,588

PURCHASE, REDEMPTION AND PRICING OF SHARES

IMPORTANT INFORMATION FOR MULTI-SECTOR SHORT TERM BOND FUND INVESTORS

Class C Shares of the Multi-Sector Short Term Bond Fund are no longer available for purchase by new or existing shareholders, except by existing shareholders through reinvestment of dividends and/or capital gain distributions (“Reinvestment Transactions”). Any initial or additional purchase requests received for that Fund’s Class C Shares (other than through a Reinvestment Transaction) will be rejected.

Shareholders who own Class C Shares of that fund may continue to hold such shares until they convert to Class A Shares under the existing conversion schedule, as described in the Fund’s prospectus, or may exchange them for Class C Shares of another Virtus Mutual Fund as permitted by existing exchange privileges. Shareholders who own Class C Shares of the Multi-Sector Short Term Bond Fund also may purchase Class A Shares or Class C1 Shares of that Fund without regard to the normal initial investment minimum for such shares. Such purchases will be subject to any applicable sales charges. For purposes of determining any applicable sales load, the value of an investor’s account will be deemed to include the value of all applicable shares in eligible accounts, including a Class C Share account. For additional information see “What arrangement is best for you?” in the Fund’s prospectus. Investors should also consult their financial advisors for more information regarding Class A Shares and Class C1 Shares of the fund. Notwithstanding the above exceptions, the Virtus Mutual Funds may discontinue new and subsequent sales through any financial intermediary at its discretion. The Virtus Mutual Funds and the Distributor reserve the right to modify these exceptions at any time, including on a case-by-case basis.

How to Buy Shares

For Class A Shares, Class C Shares and Class C1 Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions.

For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement or (iii) by Trustees of the Virtus Mutual Funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only: certain employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, banks and trust companies, insurance companies, registered investment companies and financial intermediaries utilizing fund shares in fee-based advisory programs. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 Shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to open an account and buy Class R6 Shares. If you are a qualified institutional investor or qualified individual investor as described above, completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.

Alternative Purchase Arrangements

Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offer Class I Shares that may be purchased by certain institutional investors at a price equal to their NAV per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and CDSC on Class C Shares or Class C1 Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.

Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fees with respect to the Class C and Class C1 Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fees. For Class C Shares, the ongoing distribution and services fees will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class C1 Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and service fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares, Class C Shares or Class C1 Shares.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Class A Shares

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a CDSC may apply on certain redemptions (including exchanges into the Ultra-Short Bond Funds) on which a finder’s fee has been paid. For Low Duration Core Plus Bond Fund and Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions within 12 months of a finder’s fee being paid; for all other funds, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For Virtus fixed income funds the CDSC is 0.50%; for all other Virtus Mutual Funds in this SAI, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charges may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class C Shares (not offered by Multi-Sector Short Term Bond Fund)

Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

If an investor intends to purchase greater than $999,999 of Class C shares of the Core Plus Bond Fund, Developing Markets Fund, EM Equity Fund, EM Small-Cap Fund, Foreign Opportunities Fund, Global Infrastructure Fund, Global Opportunities Fund, Global Real Estate Fund, High Yield Fund, International Small-Mid Cap Fund, Multi-Sector Intermediate Bond Fund, Real Asset Fund, Real Estate Fund, Senior Floating Rate Fund or Tax-Exempt Bond Fund, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. If an investor intends to purchase greater than $249,999 of Class C shares of the Low Duration Core Plus Bond Fund, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The Funds may refuse any order to purchase shares.

Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of each Fund’s aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares.

With certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares (on a prorated basis), automatically convert to Class A Shares after eight years. However, for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

In addition, certain Class C Shares may be exchangeable in advance of the automatic conversion. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares that have been held directly with the Fund, and not through a financial intermediary, for fewer than the required number of years may be exchanged at the Fund’s or Transfer Agent’s discretion for Class A Shares if (i) the Class C Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares.

All conversions and exchanges from Class C Shares to Class A Shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C shares to Class A shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this SAI, conversions and exchanges from Class C Shares to Class A Shares of the same Fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax professionals regarding their own tax considerations.

Class C1 Shares (Multi-Sector Short Term Bond Fund Only)

Class C1 Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class C Shares and Class C1 Shares—Waiver of Deferred Sales Charges” in this SAI.) Class C1 Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Multi-Sector Short Term Bond Fund’s aggregate average daily net assets attributable to the Class C1 Shares. Class C1 Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C1 Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares.

From January 1, 2019, to February 28, 2021, with certain exceptions, Class C1 Shares, and any reinvested dividends and other distributions paid on such shares (on a prorated basis), will automatically convert to Class A Shares after ten years. Effective March 1, 2021, with certain exceptions, Class C1 Shares, and any reinvested dividends and other distributions paid on such shares (on a prorated basis), will automatically convert to Class A Shares after eight years. However, for investors invested in Class C1 Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C1 Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

In addition, certain Class C1 Shares may be exchangeable in advance of the automatic conversion. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C1 Shares that have been held directly with the Fund, and not through a financial intermediary, for fewer than the required number of years may be exchanged at the Fund’s or Transfer Agent’s discretion for Class A Shares if (i) the Class C1 Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C1 Shares.

All conversions and exchanges from Class C1 Shares to Class A Shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C1 shares to Class A shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C1 Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this SAI, conversions and exchanges from Class C1 Shares to Class A Shares of the same Fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax advisors regarding their own tax considerations.

Class C1 shares can be exchanged for Class C Shares of any Virtus Mutual Fund.

Class I Shares

Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, the subadvisers, their affiliates, and to Trustees of the Virtus Mutual Funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates.

Class R6 Shares (not offered by Tax-Exempt Bond Fund)

Class R6 Shares are available only to certain employer-sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, banks and trust companies, insurance companies, registered investment companies and financial intermediaries utilizing fund shares in fee-based advisory programs, where plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 Shares subject to the Funds’ determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 Shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries are not eligible to hold Class R6 Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available.

Class A Shares — Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced initial sales charges. The ways in which initial sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within specified periods. For Virtus Newfleet Low Duration Core Plus Bond Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions within 12 months of a finder’s fee being paid; for all other funds in this SAI, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For all Virtus fixed income funds the CDSC is 0.50%; for all other Virtus Mutual Funds in this SAI, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor or Transfer Agent.

Qualified Purchasers

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund:

(1) Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(2) Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable Fund’s Adviser, subadviser or Distributor;

(3) Any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(4) Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5) Any qualified retirement plan exclusively for persons described above;

(6) Any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;

(7) Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8) Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9) Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10) Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(11) Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(12) Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13) Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14) Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:

(15) Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (See Appendix A to the Prospectus for a description of broker-dealers offering various sales load waivers);

(16) Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

(17) Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

(18) Clients of investment professionals or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment professional or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. (See Appendix A in the Funds’ Prospectus for a description of broker-dealers offering various sales load waivers.)

Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege

Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, (other than Class A Shares of the Ultra-Short Bond Funds) if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either:

(a) Any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary;

(b) A trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist);

(c) Multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or

(d) Trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Right of Accumulation

The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund (other than Class A Shares of the Ultra-Short Bond Funds) may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Funds and their agents at the time of purchase to exercise this right.

Gifting of Shares

If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these Funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the Virtus Mutual Funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Associations

Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Letter of Intent

If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, (other than Class A Shares of the Ultra-Short Bond Funds) if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Since the Funds and their agents do not know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the Letter of Intent amount will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Transfer Agent will redeem restricted Class A Shares before Class C Shares, or Class C1 Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Class A Shares, Class C Shares and Class C1 Shares — Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A Shares, Class C Shares and Class C1 Shares if the redemption is made:

(a) within one year of death;

(i) of the sole shareholder on an individual account,

(ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv) of the “grantor” on a trust account;

(b) within one year of disability, as defined in Code Section 72(m)(7);

(c) as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ Prospectus;

(d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e) based on the exercise of exchange privileges among Class A Shares, Class C Shares and Class C1 Shares of these Funds or any of the Virtus Mutual Funds;

(f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g) based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Class A Shares and Class C Shares — Variations and Waivers of Sales Charges

Class A Shares and Class C Shares purchased through specific intermediaries may be eligible for additional scheduled variations in, and eliminations of, Class A Shares and Class C Shares sales charges. Information about these variations and waivers is available from your financial intermediary and in Appendix A to the Funds’ Prospectuses, entitled “Intermediary Sales Charge Discounts and Waivers.”

How to Redeem Shares

Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by the Funds’ Transfer Agent, an authorized broker or the broker’s authorized designee. Even after all required documents have been received, a redemption request may not be considered in good order by the Funds, their Transfer Agent or other authorized agents if any of them suspects that the request is fraudulent or otherwise not valid.

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, any shareholder who purchases shares via check and then requests to redeem those shares will not be entitled to and the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days.

Class A Shares, Class C Shares, Class C1 Shares and Class I Shares Only

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

Redemptions by Class A and Class C shareholders will be subject to the applicable deferred sales charge, if any. A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Class R6 Shares Only

If you are investing through a qualified retirement plan, bank or trust company, insurance company, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to redeem Class R6. If you are a qualified institutional investor or qualified individual investor holding Class R6 Shares, please refer to the instructions in the Funds’ Prospectus section entitled “How to Sell Shares.”

Redemptions by Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470. (See the Funds’ current Prospectuses for more information.)

Redemptions by Telephone

Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectuses for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances. The Funds, their Transfer Agent and their other authorized agents will not be liable for any loss, liability, cost or expense resulting from acting upon telephone instructions that are reasonably believed to be genuine.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the account address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectuses for more information.)

Redemptions by Check (Certain Fixed Income Funds only)

Any shareholder of a Fixed Income Fund may elect to redeem shares held in his account by check. Please call us at 800-243-1574 for a listing of funds offering this feature. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual’s initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

Checks may be drawn payable to any person in an amount of not less than $250, provided that immediately after the payment of the redemption proceeds the balance in the shareholder’s account is $250 or more.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received in good order by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class A and Class C accounts are subject to the applicable deferred sales charge, if any.

The check writing procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

Shareholders utilizing withdrawal checks will be subject to the Transfer Agent’s rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his or her account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked “Non-sufficient Funds” and no shares will be redeemed. A shareholder may not close his or her account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

Redemptions in Kind

To the extent consistent with state and federal law, each Virtus Mutual Fund may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the Funds’ current Prospectuses for more information.)

Returned/Uncashed Checks Policy

For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the Fund as undeliverable or you do not respond to mailings with regard to uncashed distribution checks, we may take any of the following actions:

▪ The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund.

▪ Any systematic withdrawal plan will be stopped immediately.

▪ If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds.

▪ If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of such Fund.

▪ No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

This policy may not apply to certain retirement or qualified accounts, closed accounts or accounts under the applicable Fund’s required minimum threshold.

Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.

Pricing of Shares

The NAV per share of each class of each Fund generally is determined as of the close of regular trading (normally 4:00 PM Eastern time) on days when the NYSE is open for trading. A Fund will not calculate its NAV per share class on days when the NYSE is closed for trading.

The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the NAV of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The NAV per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee (if any) and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for a Fund’s foreign securities investments contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined by the Adviser pursuant to policies and procedures approved by the Board.

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Adviser. The Valuation Committee is comprised of certain Trust officers and/or representatives of the Adviser and/or Administrator. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

▪ Level 1 – quoted prices in active markets for identical securities

▪ Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪ Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds will fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

INVESTOR ACCOUNT SERVICES AND POLICIES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to the Transfer Agent at 800.243.1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and their agents reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Virtus Mutual Fund may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative NAVs per share at the time of the exchange. Class C Shares are also exchangeable for Class C1 Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. For Class A shares of all Virtus fixed income funds, the CDSC is 0.50% (except Virtus Convertible Fund which has a 1.00% CDSC, and the Ultra-Short Bond Funds which do not have CDSC); for Class A shares of all other Virtus Mutual Funds, the CDSC is 1.00%. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply (except for exchanges into the Class A Ultra-Short Bond Funds). The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also “Dividends, Distributions and Taxes” in this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Financial intermediaries are permitted to initiate exchanges from one class of shares of a Fund into another class of shares of the same Fund if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the Fund, the Distributor or the Transfer Agent. The Fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the Fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of a Fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of shares of the Fund into another class of shares of the same Fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the Fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax professional regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Systematic Exchanges

If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete a Bank Option Application and attach a voided check if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free 800.243.1574 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Through the Program, Class C and Class C1 shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class C and Class C1 shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of share classes on which a CDSC may be payable will generally not be appropriate for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

Notice to Non-U.S. Individual Shareholders

The Trust and its Shares are only registered in the United States of America. Regulations outside of the United States may restrict the sale of Shares to certain non-U.S. investors or subject certain shareholder accounts to additional regulatory requirements. The Trust reserves the right, however, to sell Shares to certain non-U.S. investors in compliance with applicable law. If a current shareholder in the Trust provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Trust is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the Unites States may be restricted from purchasing additional Shares.

In the course of its business, the Trust, its service providers and/or its selling agents may collect, record, store, adapt, transfer and otherwise process information by which prospective and current natural person investors may be directly or indirectly identified. The Trust, its service providers and/or its selling agents shall comply with all applicable data protection regulation in processing personal data within their respective possession, including the EU General Data Protection Regulation (EU/2016/679) (“GDPR”). For shareholders who are residents or citizens of the European Union, personal data will be generally processed to open an account, manage and administer holding(s), including further subscriptions, redemptions, transfers or conversions, or otherwise as necessary to comply with legal obligations under GDPR.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a RIC

Each Fund within the Trust is treated as a separate corporation for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed further below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a rate of 21%) on any retained ordinary investment income or short-term capital gains and undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or a later date, if the Fund so elects). In addition, each RIC must distribute an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

A Fund must meet several requirements to maintain its status as a RIC. These requirements include the following:

(1) at least 90% of its gross income for each taxable year must be derived from:

a. dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock or securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and

b. net income derived from an interest in a “qualified publicly traded partnership;” and

(2) at the close of each quarter of the Funds’ taxable year:

a. at least 50% of the value of the Funds’ total assets must consist of cash, cash items, securities of other RICs, U.S. Government securities and other securities generally limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Funds’ total assets and to not more than 10% of the issuer’s outstanding voting securities (equity securities of qualified publicly traded partnerships being considered voting securities for these purposes), and

b. the Fund must not invest more than 25% of its total assets in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that are controlled by the Fund and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

The Code provides relief for certain de minimis failures to meet the gross income requirement or diversification requirements or for certain failures so long as the failure is “due to reasonable cause and not due to willful neglect” and the Fund takes certain corrective measures. These relief provisions may prevent the Fund from being disqualified as a RIC and/or affect the amount of tax on the Fund’s income as a result of the failure to meet certain tests. The Fund reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount.  In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as a RIC.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a Fund to reduce its tax basis by the amount of amortized premium.

To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax issues may arise such as whether, when or to what extent a Fund should recognize market discount on a debt obligation; when a Fund may cease to accrue interest, OID or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Taxation of Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. As noted above, if the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the Fund may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the Fund may recognize income for tax purposes without a corresponding receipt of cash over the life of the debt. The Fund’s exercise of the conversion privilege is generally treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.

Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company may be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Taxation of Derivatives and Foreign Currency Transactions

Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale, securities loan transactions and certain other transactions, may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing or character of distributions to, and thus taxes payable by, shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) could affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, there can be no assurance that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Certain Commodities Transactions

A Fund’s direct investment in commodities and use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a RIC and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked derivatives do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest, including exchange-traded notes and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

To the extent that, in order to achieve exposure to commodities, a Fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non- qualifying income to the Fund for purposes of the 90% gross income requirement described above. In such a case, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit the Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.

Taxation of Foreign Investments

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on the same day) its investments in certain passive foreign investment companies and avoid or minimize any tax and/or interest charge on excess distributions.

Under limited circumstances, a Fund may be required to include in income certain amounts allocated to it as a shareholder of a controlled foreign corporation without receiving a distribution. Those amounts are treated as a dividend to the extent actually distributed by the controlled foreign corporation in the same year and would be included in the Fund’s investment company taxable income and not taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. Any amount required to be included in the Fund’s income, but not distributed by the controlled foreign corporation, is not treated as a dividend.

The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for tax treaty benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.

Investments in Master Limited Partnerships (“MLPs”)

A Fund’s ability to make investments in MLPs is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs. Such investments might generate taxable income in excess of cash, either (i) in respect of an MLP debt restructuring, or (ii) on the sale of an interest therein, such sale could also potentially involve “recapture” of ordinary income.

Short Sales

To the extent a fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Investments in Real Estate Investment Trusts (“REITs”)

Investments in REITs may require a Fund to receive and distribute income not yet received or in excess of the REIT’s earnings. If a Fund receives cash in excess of the REIT’s earnings and the Fund distributes these amounts, such distributions may constitute a return of capital to the Fund’s shareholders for United States federal income tax purposes.

To the extent a Fund invests in REITs that hold residual interests in real estate mortgage investment conduits or engage in mortgage securitization transactions that cause the REITs or its subsidiaries to be taxable mortgage pools, special tax rules may apply. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a pass-through entity such as a REIT) that is attributable to a residual interest in a real estate mortgage investment conduit or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to certain tax-exempt entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business taxable income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder (see below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Taxation of Distributions to Shareholders

Certain qualified dividend income and long-term capital gains are taxed at a lower federal income tax rate (maximum 20%) for individual shareholders. The reduced rate for qualified dividend income applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is qualified dividend income.

Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to such Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 50% dividends-received deduction to the extent the Fund reports such amounts as qualifying dividend distributions; however, the portion that may be so reported is subject to certain limitations. Distributions by a Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction. Distributions in excess of the current and accumulated earnings and profits of a Fund will be treated as a tax-free return of capital to the extent of each shareholder’s adjusted basis in shares of a Fund, and as a capital gain thereafter (if the shareholder holds shares of a Fund as a capital asset). A shareholder’s basis is determined separately with respect to each share of the Fund and may vary if the Shareholder acquired different shares at different times. Shareholders should consult their own tax professionals regarding the tax consequences with specific reference to their own tax situation.

U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax that will generally apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).

Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxed on amounts reported by a Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed capital gains, if any.

If a Fund invests in REITs and receives qualified REIT dividends, the Fund may pay Code Section 199A dividends limited to the excess of the Fund’s qualified REIT dividends for the taxable year over allocable expenses. Under Treasury Regulations, non-corporate shareholders who meet holding period and certain other requirements are eligible for a 20% deduction against such Code Section 199A dividends for tax years beginning after December 3, 2017 and before January 1, 2026. The Treasury Regulations do not extend similar treatment to qualified publicly traded partnership income as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through a Fund in their qualified business income deduction. This could cause a non-corporate shareholder to be subject to a higher effective tax rate on distributions received from a Fund compared to the effective tax rate applicable to qualified publicly traded partnership (including an MLP) income the shareholder would have derived if investing directly in the qualified publicly traded partnership (including an MLP).

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax professionals about their tax situations.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Regulations that may differ from United States Generally Accepted Accounting Principles.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Virtus Mutual Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income. Net capital losses for non-corporate taxpayers in excess of $3,000 may be carried forward. Corporate taxpayers may carry back net capital losses for three years or carry forward net capital losses for five years, but generally may not deduct net capital losses in the year such losses arise.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the calendar year of the disposition. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.

Tax Information Notices

Written notices will be sent to shareholders (by United States mail and/or electronic delivery, as applicable) regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of qualified dividend income for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding

Pursuant to the Code and Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Funds will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their taxpayer identification number.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a domestic shareholder recognizes a loss with respect to a Fund in excess of $2 million or more for a non-corporate domestic shareholder or $10 million or more for a corporate domestic shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Although direct investors of certain “portfolio securities” may be excepted from such a reporting requirement, under current Treasury and IRS guidance equity owners of a RIC, such as each Fund, are not excepted. The legal determination of whether a taxpayer’s treatment of a loss is proper is independent of whether such a loss is reportable under these regulations. Significant penalties may apply if the reporting requirements are not complied with. Shareholders should consult their own tax professionals regarding any tax shelter reporting obligations.

Foreign Shareholders

Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty provided such income is not effectively connected with a U.S. trade or business carried on by the foreign shareholder. Dividends paid by any of the Funds to foreign shareholders that are derived from short-term capital gains and certain qualifying U.S. source net interest income, and that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. Depending on the circumstances, the Funds may report all, some or none of the potentially eligible dividends as “interest-related dividends” or “short-term capital gain dividends.” A foreign person who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate. Foreign shareholders are urged to consult their own tax professionals concerning the applicability of the United States withholding tax and any foreign taxes.

Under the Foreign Account Tax Compliance Act (FATCA), a 30% withholding tax may apply to certain U.S.-source dividends, interest, and other withholdable payments made to certain foreign financial institutions or other foreign entities, unless such financial institution or entity enters into an agreement to collect and report certain information regarding their direct and indirect U.S. account holders and owners to tax authorities, comply with due diligence procedures, and satisfy certain other requirements or are otherwise exempt from FATCA. The obligation to withhold under FATCA applies even if the payment would otherwise be exempt from withholding under an applicable tax treaty or under the rules applicable to foreign shareholders. Under proposed Treasury Regulations on which taxpayers, including the Funds, may rely, the FATCA withholding obligation does not apply to a Fund’s distributions of net capital gain and to the gross proceeds from a sale or redemption of Fund shares. Foreign shareholders are urged to consult their own tax professionals concerning the applicability of FATCA.

Other Tax Consequences

In addition to the United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor (including a tax-exempt investor). The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2023, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.

From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a Fund. The discussion above reflects changes made by the Tax Cuts and Jobs Act of 2017.

The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations as currently interpreted by the courts and the IRS and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. In addition, recent changes to the Code have given rise to a number of new provisions, and further guidance is expected over the coming months and years. Accordingly, prospective purchasers are urged to consult their own tax professionals with specific reference to their own tax situations, including the potential application of United States federal, state, local and foreign tax laws.

Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

Tax Sheltered Retirement Plans

Shares of the Funds are offered in connection with the following retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call the Distributor at 800.243.4361 for further information about the plans.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance.

Advertisements, sales literature and other communications may contain information about the Funds’ and their Subadvisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Total Return

Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares, and the maximum CDSC applicable to a complete redemption of the investment in the case of Class C Shares and Class C1 Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.50% for the Funds and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

Yield

The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

Where:

(a) = dividends and interest earned during the period.

(b) = net expenses accrued for the period.

(c) = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.

(d) = the maximum offering price per share of the class on the last day of the period.

A standardized “tax-equivalent yield” may be quoted for the Tax-Exempt Bond Fund, which is computed by: (a) dividing the portion of the Fund’s yield that is exempt from federal income tax by one minus a stated federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

FINANCIAL STATEMENTS

The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

The Funds’ audited financial statements for the fiscal year ended September 30, 2023, appearing in the Funds’ 2023 Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX A — DESCRIPTION OF RATINGS

A-1 and P-1 Commercial Paper Ratings

The Trust will only invest in commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody’s Investors Services, Inc. (Moody’s), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody’s.

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Moody’s Investors Service, Inc.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure.

aaa — An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a — An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.

The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

A-1

S&P’s Corporate Bond Ratings

AAA — Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

AAA — Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA — Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A — Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB — Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

A-2

 APPENDIX B — CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth information as of January 11, 2024, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Fund’s outstanding securities (Principal Shareholders) and the name of each person who has beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Fund (Control Person), as noted below.

*These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

CONTROL PERSON NAME AND ADDRESS	FUND	PERCENTAGE (%) OF FUND OUTSTANDING
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	VIRTUS NEWFLEET CORE PLUS BOND FUND	32.51%
MORGAN STANLEY SMITH BARNEY * FOR THE EXCLUSIVE BENEFIT OF ITSL 3 CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	VIRTUS SGA EMERGING MARKETS EQUITY FUND	39.70%
UBATCO & CO FOR THE BENEFIT OF COLLEGE SAVINGS GROUP PO BOX 82535 LINCOLN, NE 68501	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND	56.54
VIRTUS PARTNERS INC ONE FINANCIAL PLAZA 26TH FL HARTFORD CT 06103	VIRTUS KAR DEVELOPING MARKETS FUND	76.92%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
AMERICAN ENTERPRISE INVESTMENT SVC * 707 2ND AVE S MINNEAPOLIS MN 55402-2405	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS A	6.44%
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	10.60%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS A	7.79%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS C	15.92%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS I	19.37%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS A	9.08%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS C	7.33%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS C	7.23%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS I	12.80%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS A	10.21%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS C	19.81%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS I	14.56%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS A	6.03%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS C	31.55%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS I	39.20%
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS C	42.84%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS I	24.41%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS A	5.54%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS C	11.19%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS I	22.64%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	6.74%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	8.63%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	5.62%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS C	18.30%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS I	10.26%
	VIRTUS NEWLFEET SENIOR FLOATING RATE FUND - CLASS A	5.26%
	VIRTUS NEWLFEET SENIOR FLOATING RATE FUND - CLASS C	17.43%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS A	5.62%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS C	16.76%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND CLASS C	9.20%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS A	5.14%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS C	13.95%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS I	6.43%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS A	5.30%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS C	18.06%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS I	22.35%
BNY MELLON CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED 9 (AGES 17 AND OVER) 4400 COMPUTER DR WESTBOROUGH MA 01581-1755	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS R6	24.52
BNYM I S TRUST CO CUST IRA FBO KATHRYN E WALSH DELMAR BY 12054-3110	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS C	9.00%
BNYM I S TRUST CO CUST ROLLOVER IRA STEVEN HENRY LAS VEGAS NV 89084-2352	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS A	8.39%
CENTENNIAL BANK TRUST* PO BOX 7514 JONESBORO AR 72403	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS C	48.29%
CHARLES SCHWAB & CO * SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS R6	18.34%
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	20.04%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS I	5.32%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS C	13.83%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS C	13.49%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS I	10.18%
	VIRTUS NEWFLEET HIGH YEILD FUND-CLASS C	5.98%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS C	6.29%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS C	8.9%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS CI	7.98%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS C	7.74%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS R6	7.61%
CHARLES SCHWAB & CO INC * SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS A	11.89%
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	15.05%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS A	13.44%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS I	14.14%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS A	46.57%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS I	16.25%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS A	26.84%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS I	5.69%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS I	8.06%
	VIRTUS SEXI TAX-EXEMPT BOND FUND-CLASS A	6.51%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS R6	9.6%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS A	5.99%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS I	10.04%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS R6	11.35%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS R6	18.04%
DCGT * AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	VIRTUS SGA EMRGING MARKETS EQUITY FUND-CLASS R6	5.09%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS R6	6.14%
DISTRICT OF COLUMBIA* 401A DEF. CONTR C/O MISSION SQUARE RETIREMENT 1101 4th STREET SW 8th FLOOR WASHINGTON, DC 20024	VIRTUS SGA EMRGING MARKETS EQUITY FUND-CLASS R6	9.29%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
DISTRICT OF COLUMBIA* 457 DEF. COMP C/O MISSION SQUARE RETIREMENT 1101 4th STREET SW 8th FLOOR WASHINGTON, DC 20024	VIRTUS SGA EMRGING MARKETS EQUITY FUND-CLASS R6	14.51%
EDWARD D. JONES AND CO *FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS R6	21.01%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS R6	16.92%
EMPOWER TRUST FBO VARIOS FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS R6	5.44%
FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS R6	20.23%
GREAT-WEST TRUST COMPANY LLC * TTEE FOR EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS A	6.61%
IRVING S GILMORE FOUNDATION 136 E MICHIGAN AVE STE 900 KALAMAZOO MI 49007-3915	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS R6	48.12%
JOHN HANCOCK TRUST COMPANY LLC* 200 BERKELEY ST BOSTON MA 02116	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS R6	15.95%
JP MORGAN SECURITIES LLC * OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS R6	57.64%
			LOUIS HUNKE & MARSHA HUNKE JTWROS TOD SUBJECT TO VIR TOD RULES 1420 SAGEWOOD DR DESOTO TX 75115-7712	VIRTUS SEXI TAX-EXEMPT BOND FUND-CLASS C	6.64%
			LPL FINANCIAL * A/C 10XX-XXXX 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	21.28%
VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	5.29%
VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS C	25.77%
VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS C	7.86%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS C	7.24%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS C	6.14%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS I	16.21%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS I	5.06%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS C	9.91%
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS C	14.67%
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS I	6.87%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS C	11.12%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS C1	5.38%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS C	5.2%
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS C	5.04%
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS I	15.64%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS C	5.28%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS C	7.77%
MAC & CO A/C 937573 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS R6	5.65%
MARVIN M COOPER BERNADINE R COOPER JT WROS TOD 1102 NORDIC DR UNIT 102 DECORAH IA 52101-1084	VIRTUS SEIX TAX-EXEMPT BOND FUND CLASS C	6.61%
MID ATLANTIC TRUST COMPANY FBO FIRST CAROLINEMANAGEMENTT INC. 4011251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS R6	7.22%
MID ATLANTIC TRUST COMPANY FBO RESTORATION NEWSMEDIA EMPLOYEES PE 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS R6	12.6%
MLPF&S * FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS A	32.08%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS A	5.45%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS A	10.81%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS A	13.16%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS C	5.38%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS I	7.8%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS R6	86.97%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS A	11.81%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS C1	14.96%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS I	9.47%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS R6	41.34%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	12.89%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	8.81%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	9.44%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS R6	6.11%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS A	12.28%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS I	20.75%
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS A	6.18%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS A	9.51%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS R6	10.81%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS A	6.04%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS A	5.63%
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS A	7.98%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS A	30.07%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS C	6.72%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS I	24.27%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS A	12.73%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS C	14.48%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS I	18.7%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS A	9.67%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS C	17.5%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS I	6.72%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS A	31.66%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS C1	13.5%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS I	28.21%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	22.31%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	23.34%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	23.45%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS A	22.4%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS C	18.21%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS I	19.01%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS A	12.08%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS I	6.52%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS A	25.93%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS C	25.73%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS I	51.05%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS A	13.13%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS C	12.98%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS I	35.63%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS A	9.87%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS C	11.57%
NATIONAL FINANCIAL SERVICES LLC * FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS A	18.92%
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	19.94%
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	35.71%
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS R6	52.53%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS I	18.58%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS A	9.79%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS I	12.93%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS R6	90.36%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS A	17.22%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS I	27.66%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS R6	24.03%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS R6	5.02%
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS I	9.37%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS A	8.19%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS I	25.29%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS A	11.72%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS I	13.93%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS R6	25.86%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS R6	19.65%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS R6	10.28%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS R6	7.14%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS A	9.72%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS I	9.14%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS R6	71.56%
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS I	45.89%
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS R6	24.52%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS A	8.31%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS I	25.20%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS A	6.81%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS C1	10.43%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS I	9.05%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS R6	23.63%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	5.22%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	6.19%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS R6	19.96%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS A	6.51%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS R6	15.41%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS A	7.46%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS I	16.98%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS A	5.27%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS I	7.84%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS R6	14.97%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS A	10.32%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS I	7.33%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS R6	20.72%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS R6	13.22%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS A	8.91%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS C	5.48%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS I	35.28%
NATIONWIDE TRUST COMPANY* FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOILIO ACCOUNTING PO BOX 182029	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	5.86%
PERSHING LLC * 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS A	7.16%
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	5.06%
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	5.56%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS A	13.76%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE -CLASS C	25.71%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE -CLASS I	22.42%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS C	40.37
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS I	8.67%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS A	7.79%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS C	54.79%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS I	16.33%
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS A	14.81%
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS I	37.44%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS A	14.06%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS C	6.51%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS A	6.28%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS C	6.85%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS A	5.71%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS C	10.07%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS I	11.32%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS C	8.53%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS C	7.27%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS C	6.14%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS I	5.65%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS R6	70.75%
THE RAMONA A HIETPAS TRUST U/A DTD 10/04/17 643 N 98th ST MILWAUKEE WI 53226-4305	VIRTUS SEIX TAX-EXEMPT BOND FUND CLASS C	5.41%
RAYMOND JAMES * OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXX015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS A	19.9%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS I	19.56%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS C	18.25%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS C	6.52%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS I	19.81%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS C	17.52%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS C	14.64%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS I	17.35%
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS C	9.17%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS C1	7.24%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	10.32%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS A	10.01%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS I	12.72%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS C	5.24%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS C	14.43%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS I	9.38%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS I	13.11%
RBC CAPITAL MARKETS LLC * MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST MINNEAPOLIS MN 55402-4400	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS A	16.7%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	10.14%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS I	17.85%
			SEI PRIVATE TRUST COMPANY * C/O TRUIST ID XXX 1 FREEDOM VALLEY DRIVE OAKS PA 19456	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS R6	10.89%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
SHEET METAL WORKERS LOCAL 33 CLEVLAND DISTRICT PENSION 12515 CORPORATE DRIVE PARMA OH 44130-9322	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS R6	26.12%
STATE STREET BANK CUSTODIAN * (FBO) CUSTODIAN ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS A	14.50%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS A	7.29%
UBATCO & CO* FBO COLLEGE SAVINGS GROUP PO BOX 82535 LINCOLN NE 68501	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS R6	89.68%
UBS WM USA * XXX XXXXX 6100 SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	11.29%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS A	7.45%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS C	11.78%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS I	7.15%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS I	13.61%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS I	5.09%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS I	8.51%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS A	11.14%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS C	18.03%
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS I	18.92%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS I	5.62%
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS C	11.88%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS A	5.68%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS I	18.04%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS A	11.95%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS I	14.17%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	6.04%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	15.33%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	29.75%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS A	13.83%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS I	12.01%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS C	14.87%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS I	28.53%
	VIRTUS SGA EMERGING MARKETS OPPORTUNITIES FUND-CLASS C	9.78%
	VIRTUS SGA EMERGING MARKETS OPPORTUNITIES FUND-CLASS I	5.3%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS C	11.69%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS I	5.48%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS C	12.16%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS I	6.25%
VIRTUS DUFF & PHELPS REAL ASSET FUND DUFF & PHLEPS INVESTMENT MANAGEMENT CO 200 S WACKER DR STE 500 CHICAGO IL 60606	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS R6	5.38%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS R6	73.81%

VIRTUS PARTNERS INC ONE FINANCIAL PLAZA 26TH FL HARTFORD CT 06103	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS R6	9.64%
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS A	66.43%
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS C	100%
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS I	53.19%
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS R6	87.86%
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS R6	6.39%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS R6	8.61%
VP DISTRIBUTORS ATTN DAVID HANLEY 1 FINANCIAL PLZ HARTFORD, CT 06103-2608	KAR DEVELOPING MARKETS FUND - CLASS R6	11.96%
	KAR EERGING MARKETS SMALL-CAP FUND - CLASS R6	33.51%
VONTOBEL ASSET MANAGEMENT INC 1540 BROADWAY 38TH FL NEW YORK NY 10036	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS R6	8.3%
WELLS FARGO CLEARING SVCS LLC * SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS A	5.41%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS C	5.62%
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS I	17.62%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS A	7.95%
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS C	11.67%
	VIRTUS KAR EMERGING MARKETS SMALL CAP FUND-CLASS C	7.56%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS A	6.83%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS C	19.57%
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS I	16.42%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS A	12.55%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS C	19.21%
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS I	9.9%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS A	7.61%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS C	44.05%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS C1	19.43%
	VIRTUS NEWFLEET MULTI-SECTOR SHORT-TERM BOND FUND-CLASS I	8.12%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	7.6%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	20.95%
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	9.43%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS A	8.94%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS C	12.08%
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS I	5.98%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS A	10.32%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS C	7.85%
	VIRTUS SEIX TAX-EXEMPT BOND FUND-CLASS I	7.9%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS A	8.84%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS C	31.09%
	VIRTUS SGA EMERGING MARKETS EQUITY FUND-CLASS I	7.88%
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS C	21.64%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS A	5.54%
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS C	14.68%

VIRTUS OPPORTUNITIES TRUST

PART C—OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended Declaration of Trust.
1.	Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, filed via EDGAR (as Exhibit a) with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002, and incorporated herein by reference.

2.	Amendment to the Declaration of Trust of Virtus Opportunities Trust (“VOT” or the “Registrant”), dated November 16, 2006, filed via EDGAR (as Exhibit a.2) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

3.	Second Amendment to the Declaration of Trust of VOT, dated August 20, 2015, filed via EDGAR (as Exhibit a.3) with Post-Effective Amendment No. 85 (File No. 033-65137) on January 27, 2016, and incorporated herein by reference.

4.	Third Amendment to the Declaration of Trust of VOT, dated November 17, 2016, filed via EDGAR (as Exhibit a.4) with Post-Effective Amendment No. 92 (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

5.	Fourth Amendment to the Declaration of Trust of VOT, dated June 2, 2017, filed via EDGAR (as Exhibit a.5) with Post-Effective Amendment No. 96 (File No. 033-65137) on January 26, 2018, and incorporated herein by reference.

(b)	Bylaws.
1.	Amended and Restated By-Laws dated November 16, 2005, filed via EDGAR (as Exhibit b.1) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

2.	Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR (as Exhibit b.2) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

3.	Amendment No. 2 to the Amended and Restated By-Laws of the Registrant, dated November 17, 2011, filed via EDGAR (as Exhibit b.3) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

4.	Amendment No. 3 to the Amended and Restated By-Laws of the Registrant, dated November 16, 2022, filed via EDGAR (as Exhibit b.4) with Post-Effective Amendment No. 129 (File No. 033-65137) on January 27, 2023, and incorporated herein by reference.

(c)	See Articles III, V, VI and VIII of Registrant’s Agreement and Declaration of Trust and Articles II and VII of Registrant’s Bylaws, each as amended.

(d)	Investment Advisory Contracts.
1.	Amended and Restated Investment Advisory Agreement between the Registrant and Virtus Investment Advisers, Inc. (“VIA”) effective November 20, 2002, filed via EDGAR (as Exhibit d.1) with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004, and incorporated herein by reference.

a)	Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated June 8, 2006, filed via EDGAR (as Exhibit d.6) with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.

b)	Second Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA, dated June 27, 2007, filed via EDGAR (as Exhibit d.8) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

c)	Third Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated September 24, 2007, filed via EDGAR (as Exhibit d.14) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007, and incorporated herein by reference.

d)	Fourth Amendment to Amended and Restated Investment Advisory Agreement, between the Registrant and VIA effective as of January 31, 2008, filed via EDGAR (as Exhibit d.20) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

e)	Fifth Amendment to Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of October 1, 2008, filed via EDGAR (as Exhibit d.18) with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009, and incorporated herein by reference.

f)	Sixth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 2, 2009, filed via EDGAR (as Exhibit d.21) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

g)	Seventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of May 29, 2009, filed via EDGAR (as Exhibit d.22) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

h)	Eighth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 29, 2009, filed via EDGAR (as Exhibit d.26) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

i)	Ninth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 1, 2010, filed via EDGAR (as Exhibit d.33) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

j)	Tenth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of June 30, 2010, filed via EDGAR (as Exhibit d.34) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

k)	Eleventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 14, 2010, filed via EDGAR (as Exhibit d.35) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

l)	Twelfth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 1, 2011, filed via EDGAR (as Exhibit d.31) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

m)	Thirteenth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 15, 2011, filed via EDGAR (as Exhibit d.32) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

n)	Fourteenth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective as of February 6, 2012, filed via EDGAR (as Exhibit d.15) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

o)	Fifteenth Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA effective as of August 28, 2012, filed via EDGAR (as Exhibit d.16) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

p)	Sixteenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of December 18, 2012, filed via EDGAR (as Exhibit d.17) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

q)	Seventeenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of June 10, 2013, filed via EDGAR (as Exhibit d.18) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

r)	Eighteenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of December 18, 2013, filed via EDGAR (as Exhibit d.1.r) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

s)	Nineteenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of November 13, 2014, filed via EDGAR (as Exhibit d.1.s) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

t)	Twentieth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 6, 2015, filed via EDGAR (as Exhibit d.1.t) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

u)	Twenty-First Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 19, 2015, filed via EDGAR (as Exhibit d.1.u) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

v)	Twenty-Second Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of May 11, 2015, filed via EDGAR (as Exhibit d.1.v) with Post-Effective Amendment No. 85 (File No. 033-65137) on January 27, 2016, and incorporated herein by reference.

w)	Twenty-Third Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of February 8, 2016, filed via EDGAR (as Exhibit d.1.w) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

x)	Twenty-Fourth Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of January 9, 2017, filed via EDGAR (as Exhibit d.1.x) with Post-Effective Amendment No. 92 (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

y)	Twenty-Fifth Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA, effective as of January 1, 2018, filed via EDGAR (as Exhibit d.1.y) with Post-Effective Amendment No. 96 (File No. 033-65137) on January 26, 2018, and incorporated herein by reference.

z)	Twenty-Sixth Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA, effective September 30, 2019, filed via EDGAR (as Exhibit d.1.z) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

aa)	Twenty-Seventh Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA, effective December 1, 2020, filed via EDGAR (as Exhibit d.1.aa) with Post-Effective Amendment No. 116 (File No. 033-65137) on January 25, 2021, and incorporated herein by reference.

bb)	Twenty-Eighth Amendment to the Amended and Restated Investment Advisory Agreement by and between the Registrant and VIA, effective June 14, 2021, filed via EDGAR (as Exhibit d.1.bb) with Post-Effective Amendment No. 120 (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

cc)	Twenty-Ninth Amendment to the Amended and Restated Investment Advisory Agreement by and between the Registrant and VIA, effective September 24, 2021, filed via EDGAR (as Exhibit 6dd) to Form N-14 (File No. 333-259608) on September 17, 2021, and incorporated herein by reference.

2.	Investment Advisory Agreement between Virtus Insight Trust (“VIT”) (since assigned to the Registrant) and Virtus Investment Advisers, Inc., dated May 18, 2006, filed via EDGAR (as Exhibit d.1) with VIT’s Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006, and incorporated herein by reference.

a)	First Amendment to Investment Advisory Agreement between VIT (since assigned to the Registrant) and VIA, dated January 1, 2010, filed via EDGAR (as Exhibit d.7) with VIT’s Post-Effective Amendment No. 50 (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

b)	Corrected Second Amendment to Investment Advisory Agreement between the Registrant (as assigned by VIT) and VIA, dated December 1, 2018, filed via EDGAR (as Exhibit d.2.b) with Post-Effective Amendment No. 113 (File No. 033-65137) on July 2, 2020, and incorporated herein by reference.

c)	Third Amendment to Investment Advisory Agreement between the Registrant (as assigned by VIT) and VIA, dated January 28, 2020, filed via EDGAR (as Exhibit d.2.c) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

3.	Investment Advisory Agreement between Registrant and Virtus Alternative Investment Advisers Inc. (“VAIA”) effective April 4, 2022, with respect to Virtus Stone Harbor Emerging Markets Bond Fund (f/k/a Virtus Stone Harbor Emerging Markets Corporate Debt Fund) (“Emerging Markets Bond Fund”), Virtus Stone Harbor Emerging Markets Debt Income Fund (f/k/a Virtus Stone Harbor Emerging Markets Debt Fund) (“Emerging Markets Debt Income Fund”), and Virtus Stone Harbor Local Markets Fund (“Local Markets Fund”) (each a “SHIP Fund” and collectively, the “SHIP Funds”) filed via EDGAR (as Exhibit d.5) with Post-Effective Amendment No. 127 (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

4.	Subadvisory Agreement dated June 27, 2007, among VIA, Duff & Phelps Investment Management Co. (“Duff & Phelps”) and VOT on behalf of Virtus Duff & Phelps Global Infrastructure Fund (f/k/a Phoenix Global Utilities Fund and Virtus Global Infrastructure Fund)(“Global Infrastructure Fund”) and Virtus Duff & Phelps Real Estate Securities Fund (f/k/a Phoenix Real Estate Securities Fund and Virtus Real Estate Securities Fund)(“Real Estate Securities Fund”), filed via EDGAR (as Exhibit d.9) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement dated September 24, 2007, among VIA, Duff & Phelps and VOT on behalf of Virtus Duff & Phelps International Real Estate Securities Fund (f/k/a Phoenix International Real Estate Securities Fund and Virtus International Real Estate Securities Fund)(“International Real Estate Securities Fund”) (since liquidated), filed via EDGAR (as Exhibit d.16) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007, and incorporated herein by reference.

b)	Second Amendment to Subadvisory Agreement dated March 2, 2009, among VIA, Duff & Phelps and VOT on behalf of Virtus Duff & Phelps Global Real Estate Securities Fund (f/k/a Virtus Global Real Estate Securities Fund)(“Global Real Estate Securities Fund”) filed via EDGAR (as Exhibit d.24) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

c)	Third Amendment to Subadvisory Agreement dated January 1, 2010, among VIA, Duff & Phelps and VOT on behalf of Global Infrastructure Fund, Global Real Estate Securities Fund, and Real Estate Securities Fund filed via EDGAR (as Exhibit d.37) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

5.	Subadvisory Agreement dated February 28, 2020, among VIA, Duff & Phelps and VOT on behalf of Virtus Duff & Phelps Real Asset Fund filed via EDGAR (as Exhibit d.4) with Post-Effective Amendment No. 111 (File No. 033-65137) on February 28, 2020, and incorporated herein by reference.

6.	Subadvisory Agreement dated August 28, 2012, among VIA, Kayne Anderson Rudnick Investment Management, LLC (“KAR”) and VOT on behalf of Virtus KAR International Small-Mid Cap Fund (f/k/a Virtus KAR International Small-Cap Fund, Virtus International Small-Cap Equity Fund and Virtus International Small-Cap Fund) filed via EDGAR (as Exhibit d.26) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement dated December 18, 2013, among VIA, KAR and VOT on behalf of Virtus KAR Emerging Markets Small-Cap Fund (f/k/a Virtus Emerging Markets Small-Cap Fund), filed via EDGAR (as Exhibit d.11.a) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

7.	Subadvisory Agreement effective September 30, 2019, among VIA, KAR and VOT on behalf of Virtus KAR International Small-Mid Cap Fund filed via EDGAR (as Exhibit d.7) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

8.	Subadvisory Agreement effective June 14, 2021, among VIA, KAR and VOT on behalf of Virtus KAR Developing Markets Fund filed via EDGAR (as Exhibit d.11) with Post-Effective Amendment No. 120 (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

9.	Subadvisory Agreement dated July 1, 1998, among VIA, Newfleet Asset Management, LLC (successor to Seneca Capital Management LLC and SCM Advisors LLC) (“Newfleet”) and VOT, filed via EDGAR (as Exhibit d.2) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

a)	Investment Subadvisory Agreement Amendment effective July 1, 1998, among VIA, Newfleet and VOT, for the purpose of amending the Subadvisory Agreement of the same date in order to correct a typographical error in such Subadvisory Agreement, filed via EDGAR (as Exhibit d.3) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

b)	Amendment to Subadvisory Agreement dated November 20, 2002, among VIA, Newfleet and VOT, filed via EDGAR (as Exhibit d.4) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

c)	Third Amendment to Subadvisory Agreement dated September 1, 2006, among VIA, Newfleet and VOT, filed via EDGAR (as Exhibit d.7) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

d)	Fourth Amendment to Subadvisory Agreement dated June 27, 2007, among VIA, Newfleet, and VOT on behalf of Virtus Newfleet High Yield Fund (f/k/a Phoenix High Yield Fund and Virtus High Yield Fund)(“High Yield Fund”), filed via EDGAR (as Exhibit d.13) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

e)	Fifth Amendment to Subadvisory Agreement dated January 1, 2010, among VIA, Newfleet, and VOT on behalf of Virtus Newfleet Core Plus Bond Fund (f/k/a Phoenix Bond Fund, Virtus Bond Fund and Virtus Newfleet Bond Fund)(“Bond Fund”) and High Yield Fund, filed via EDGAR (as Exhibit d.29) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

f)	Sixth Amendment to Subadvisory Agreement dated June 2, 2011, among VIA, Newfleet and VOT on behalf of Virtus Newfleet Multi-Sector Intermediate Bond Fund (f/k/a Virtus Multi-Sector Fixed Income Fund and Virtus Multi-Sector Intermediate Bond Fund)(“Multi-Sector Intermediate Bond Fund”), Virtus Newfleet Multi-Sector Short Term Bond Fund (f/k/a Virtus Multi-Sector Short Term Bond Fund)(“Multi-Sector Short Term Bond Fund”) and Virtus Newfleet Senior Floating Rate Fund (f/k/a Virtus Senior Floating Rate Fund)(“Senior Floating Rate Fund”) filed via EDGAR (as Exhibit d.40) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

g)	Transfer and Assumption Agreement dated July 1, 2022, by and between VOT, VIA and Virtus Fixed Income Advisers, LLC (“VFIA”) with respect to the subadvisory agreements with Newfleet dated as of July 1, 1998, as amended, on behalf of Core Plus Bond Fund, High Yield Fund, Senior Floating Rate Fund, Multi-Sector Intermediate Bond Fund and Multi-Sector Short Term Bond Fund, and May 18, 2012, as amended, on behalf of Low Duration Core Plus Bond and Tax-Exempt Bond Fund, filed via EDGAR (as Exhibit d.13.g) with Post-Effective Amendment No. 128 (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

10.	Subadvisory Agreement dated May 18, 2012, among VIA, Newfleet and VIT (since assigned to VOT) on behalf of Virtus Newfleet Low Duration Core Plus Bond Fund (f/k/a Virtus Low Duration Income Fund and Virtus Newfleet Low Duration Income Fund)(“Low Duration Bond Fund”), filed via EDGAR (as Exhibit d.6) with VIT’s Post-Effective Amendment No. 56 (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement dated June 15, 2012, among VIA, Newfleet and VIT (since assigned to VOT) on behalf of Virtus Seix Tax-Exempt Bond Fund (f/k/a Virtus Newfleet Tax-Exempt Bond Fund and Virtus Tax-Exempt Bond Fund)(“Tax-Exempt Bond Fund”), filed via EDGAR (as Exhibit d.7) with VIT’s Post-Effective Amendment No. 56 (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

b)	Transfer and Assumption Agreement dated July 1, 2022, by and between VOT, VIA and VFIA with respect to the subadvisory agreements with Newfleet dated as of July 1, 1998, as amended, on behalf of Core Plus Bond Fund, High Yield Fund, Senior Floating Rate Fund, Multi-Sector Intermediate Bond Fund and Multi-Sector Short Term Bond Fund, and May 18, 2012, as amended, on behalf of Low Duration Core Plus Bond and Tax-Exempt Bond Fund, filed via EDGAR (as Exhibit d.13.g) with Post-Effective Amendment No. 128 (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

11.	Subadvisory Agreement dated April 4, 2022, among VAIA, Stone Harbor Investment Partners, LP (“Stone Harbor”) and VOT on behalf of the SHIP Funds, filed via EDGAR (as Exhibit d.15) with Post-Effective Amendment No. 127 (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

a) Transfer and Assumption Agreement dated July 1, 2022, by and between VOT, VAIA and VFIA with respect to the subadvisory agreement with Stone Harbor dated April 4, 2022, on behalf of the SHIP Funds, filed via EDGAR (as Exhibit d.15.a) with Post-Effective Amendment No. 128 (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

12.	Subadvisory Agreement dated September 24, 2007, among VIA, Vontobel Asset Management, Inc. (“Vontobel”) and VOT on behalf of Virtus Vontobel Foreign Opportunities Fund (f/k/a Phoenix Foreign Opportunities Fund and Virtus Foreign Opportunities Fund)(“Foreign Opportunities Fund”), filed via EDGAR (as Exhibit d.18) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement dated January 1, 2009, among VIA, Vontobel and VOT on behalf of Foreign Opportunities Fund, filed via EDGAR (as Exhibit d.20) with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009, and incorporated by reference.

b)	Second Amendment to Subadvisory Agreement dated January 28, 2009, among VIA, Vontobel and VOT on behalf of Virtus Vontobel Global Opportunities Fund (f/k/a Virtus Global Opportunities Fund)(“Global Opportunities Fund”) filed via EDGAR (as Exhibit d.21) with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009, and incorporated by reference.

c)	Third Amendment to Subadvisory Agreement dated April 21, 2009, among VIA, Vontobel and VOT on behalf of Virtus Vontobel Greater European Opportunities Fund (f/k/a Virtus Greater European Opportunities Fund)(“Greater European Opportunities Fund”) (since liquidated) filed via EDGAR (as Exhibit d.23) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

d)	Fourth Amendment to Subadvisory Agreement dated January 1, 2010, among VIA, Vontobel and VOT on behalf of Foreign Opportunities Fund and Global Opportunities Fund filed via EDGAR (as Exhibit d.31) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

13.	Subadvisory Agreement among VIA, Vontobel and VIT (since assigned to VOT) on behalf of Virtus Vontobel Emerging Markets Opportunities Fund (f/k/a Phoenix Insight Emerging Markets Fund and Virtus Emerging Markets Opportunities Fund)(“Emerging Markets Opportunities Fund”), dated May 18, 2006, filed via EDGAR (as Exhibit d.3) with VIT’s Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement among VIA, Vontobel and VIT (since assigned to VOT) on behalf of Emerging Markets Opportunities Fund, dated January 1, 2010, filed via EDGAR (as Exhibit d.5) with Post-Effective Amendment No. 50 (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

14.	*Subadvisory Agreement among VIA, Sustainable Growth Advisers, LP (“SGA”) and VOT on behalf of Virtus SGA Emerging Markets Equity Fund, dated December 27, 2023, filed via EDGAR (as Exhibit d.14) herewith.

(e)	Underwriting Agreement.
1.	Underwriting Agreement between VP Distributors, LLC (formerly VP Distributors, Inc.) (“VP Distributors”) and Registrant dated July 1, 1998 and filed via EDGAR (as Exhibit e.1) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

2.	Form of Sales Agreement between VP Distributors and dealers, effective September 2019, filed via EDGAR (as Exhibit e.2) with Post-Effective Amendment No. 41 to Virtus Alternative Solutions Trust’s (“VAST”) Registration Statement (File No. 333-191940) on October 30, 2019, and incorporated herein by reference.

a) Amended Annex A to Form of Sales Agreement between VP Distributors and dealers effective December 2023 filed via EDGAR (as Exhibit e.2.a) with Virtus Equity Trust’s (“VET”) Post-Effective Amendment No. 142 (File No. 002-16590) on January 23, 2024, and incorporated herein by reference.

(f)	Deferred Compensation Plan effective April 8, 2022, filed via EDGAR (as Exhibit f) with Post-Effective Amendment No. 141 to VET’s Registration Statement (File No. 002-16590) on January 24, 2023, and incorporated herein by reference.

(g)	Custodian Agreement.
1.	Custody Agreement between VAST and The Bank of New York Mellon dated March 21, 2014, filed via EDGAR (as Exhibit g.1) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

a)	Amendment to Custody Agreement between VAST and The Bank of New York Mellon effective May 19, 2015, filed via EDGAR (as Exhibit g.1.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

b)	Amendment to Custody Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.1.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

c)	Joinder Agreement and Amendment to Custody Agreement between VAST, (VET and VOT (VET and VOT collectively, “Virtus Mutual Funds”), Virtus Asset Trust (“VAT”), Virtus Retirement Trust (“VRT”; formerly known as Virtus Institutional Trust), Virtus Variable Insurance Trust (“VVIT”) and The Bank of New York Mellon dated September 11, 2017, filed via EDGAR (as Exhibit g.1.d) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

d)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VAT, VRT and VVIT and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(e)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Form of Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VAT, VRT and VVIT and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.1.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.1.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.1.g) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.1.h) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)	Amendment and Joinder to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, Virtus Offshore Fund, Ltd. (“VATS”) and the Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.1.i) with Post-Effective No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

j)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS and the Bank of New York Mellon dated as of November 16, 2020, filed via EDGAR (as Exhibit g.1.j) with Post-Effective No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

k)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS and the Bank of New York Mellon dated as of December 1, 2020, filed via EDGAR (as Exhibit g.1.k) with Post-Effective Amendment No. 116 (File No. 033-65137) on January 25, 2021, and incorporated herein by reference.

l)	Amendment and Joinder to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Virtus Investment Trust (“Investment Trust”), Virtus Strategy Trust (“VST”) and the Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.1.l) with Post-Effective Amendment No. 120 (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

m)	Amendment and Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST and the Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(n)) to Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

n)	Amendment and Joinder to Custody Agreement between The Merger Fund® (“TMF”), The Merger Fund® VL (“TMFVL”), VAST, Virtus Event Opportunities Trust (“VEOT”), Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST and the Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.1.n) with Post-Effective Amendment No. 127 (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

o)	Amendment and Joinder to Custody Agreement between TMF, TMFVL, VAST, VEOT, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST, and the Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.1.o) with Post-Effective Amendment No. 127 (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

p)	Amendment and Joinder to Custody Agreement between TMF, TMFVL, VAST, VEOT, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST, Stone Harbor Leveraged Load Fund LLC (“Leveraged Loan Fund”) and the Bank of New York Mellon dated as of September 30, 2022, filed via EDGAR (as Exhibit g.1.p) with Post-Effective Amendment No. 52 to VAST’s Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

q)	Amendment and Joinder to Custody Agreement between TMF, TMFVL, VAST, VEOT, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST, Leveraged Loan Funds, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and the Bank of New York Mellon dated as of May 19, 2023, filed via EDGAR (as Exhibit g.1.q) with Post-Effective Amendment No. 142 to VET’s Registration Statement (File No. 002-16590) on January 23, 2024, and incorporated herein by reference.

2.	Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon filed via EDGAR (as Exhibit g.2) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

a)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit g.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

b)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of May 19, 2015, filed via EDGAR (as Exhibit g.2.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

c)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.2.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

d)	Joinder Agreement and Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Duff & Phelps Select MLP and Midstream Energy Fund Inc. (“DSE”), Virtus Global Multi-Sector Income Fund (“VGI”) and Virtus Total Return Fund Inc. (“ZTR”) and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(j)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Form of Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.2.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.2.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.2.g) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.2.h) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR VATS and The Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.2.i) with Post-Effective Amendment No. 135 to VET’s Registration Statement (File No. 002-16590) on October 19, 2020, and incorporated herein by reference.

j)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR, VATS and The Bank of New York Mellon dated as of November 13, 2020, filed via EDGAR (as Exhibit g.2.l) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

k)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, Investment Trust, VRT, VST, VVIT, DSE, VGI, ZTR, VATS, Virtus Artificial Intelligence & Technology Opportunities Fund (f/k/a Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund) (“AIO”), Virtus Convertible & Income 2024 Target Term Fund (f/k/a Virtus AllianzGI Convertible & Income 2024 Target Term Fund) (“CBH”), Virtus Convertible & Income Fund (f/k/a Virtus AllianzGI Convertible & Income Fund) (“NCV”), Virtus Convertible & Income Fund II (f/k/a Virtus AllianzGI Convertible & Income Fund II) (“NCZ II”), Virtus Diversified Income & Convertible Fund (f/k/a Virtus AllianzGI Diversified Income & Convertible Fund) (“ACV”), Virtus Equity & Convertible Income Fund (f/k/a Virtus AllianzGI Equity & Convertible Income Fund) (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ” and together with AIO, CBH, NCV, NCZ II, ACV, and NIE, the “VCEFII”) and The Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.2.k) with Post-Effective Amendment No. 121 (File No. 033-65137) on September 27, 2021, and incorporated herein by reference.

l)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Investment Trust, VST, DSE, VGI, ZTR, VCEFII, VATS, and The Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(bb)) to Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

m)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, TMF, TMFVL, VEOT, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, DSE, VGI, ZTR, VCEFII, and The Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.2.m) with Post-Effective Amendment No. 127 (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

n)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, TMF, TMFVL, VEOT, VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, VGI, ZTR, Virtus Stone Harbor Emerging Markets Income Fund (“EDF”), Virtus Stone Harbor Emerging Markets Total Income Fund (“EDI”) (VGI, ZTR, EDF and EDI, the “Closed-End Funds”), VCEFII, and The Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.2.n) with Post-Effective Amendment No. 127 (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

o)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, TMF, TMFVL, VEOT, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII and The Bank of New York Mellon dated as of September 30, 2022, filed via EDGAR (as Exhibit g.2.o) with Post-Effective Amendment No. 52 to VAST’s Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

p)	Amendment and Joinder to Foreign Custody Agreement between VAST, TMF, TMFVL, VEOT, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and the Bank of New York Mellon dated as of May 19, 2023, filed via EDGAR (as Exhibit g.2.p) with Post-Effective Amendment No. 142 to VET’s Registration Statement (File No. 002-16590) on January 23, 2024, and incorporated herein by reference.

(h)	Other Material Contracts.
1.	Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds, VAST, VAT, VRT and Virtus Fund Services, LLC (“Virtus Fund Services”) dated September 20, 2018, filed via EDGAR (as Exhibit h.1) with Post-Effective Amendment No. 119 to VET’s Registration Statement (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

2.	Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), dated April 15, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 54 to VIT’s Registration Statement (File No. 033-64915) on April 27, 2012, and incorporated herein by reference.

a)	Adoption and Amendment Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of March 21, 2014, filed via EDGAR (as Exhibit h.2.b) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

b)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit h.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

c)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of June 1, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 92 (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

d)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of November 12, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 80 (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

e)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of May 28, 2015, filed via EDGAR (as Exhibit h.2.d) with Post-Effective Amendment No. 18 to VAST’s Registration Statement (File No. 333-191940) on June 5, 2015, and incorporated herein by reference.

f)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December 10, 2015, filed via EDGAR (as Exhibit h.2.e) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

g)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

h)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR (as Exhibit h.2.h) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

i)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 18, 2017, filed via EDGAR (as Exhibit h.2.i) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

j)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of January 1, 2018, filed via EDGAR (as Exhibit h.2.j) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

k)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 20, 2018, filed via EDGAR (as Exhibit h.2.k) with Post-Effective Amendment No. 119 to VET’s Registration Statement (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

l)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December 21, 2018, filed via EDGAR (as Exhibit h.2.l) with Post-Effective Amendment No. 120 to VET’s Registration Statement (File No. 002-16590) on January 25, 2019, and incorporated herein by reference.

m)	Form of Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of March 22, 2019, filed via EDGAR (as Exhibit h.2.m) with Post-Effective Amendment No. 35 to VAT’s Registration Statement (File No. 333-08045) on April 25, 2019, and incorporated herein by reference.

n)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of May 22, 2019, filed via EDGAR (as Exhibit h.2.n) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 1, 2019, filed via EDGAR (as Exhibit h.2.o) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of November 18, 2019, filed via EDGAR (as Exhibit h.2.p) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

q)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of August 27, 2020, filed via EDGAR (as Exhibit h.2.q) with Post-Effective Amendment No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

r)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of November 13, 2020, filed via EDGAR (as Exhibit h.2.r) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

s)	Adoption Agreement and Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of June 9, 2021, filed via EDGAR (as Exhibit h.2.s) with Post-Effective Amendment No. 139 to VET’s Registration Statement (File No. 002-16590) on August 2, 2021, and incorporated herein by reference.

t)	Amendment to Sub-Transfer and Shareholder Services Agreement among VAST, Virtus Mutual Funds, VAT, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of August 2, 2021, filed via EDGAR (as Exhibit 13(v)) to VOT’s Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

u)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of December 1, 2021, filed via EDGAR (as Exhibit h.2.u) with Post-Effective Amendment No. 122 to VOT’s Registration Statement (File No. 033-65137) on December 6, 2021, and incorporated herein by reference.

v)	Adoption Agreement and Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, Virtus Mutual Funds, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of January 12, 2022, filed via EDGAR (as Exhibit h.2.v) with Post-Effective Amendment No. 45 to VAST’s Registration Statement (File No. 333-191940) on February 24, 2022, and incorporated herein by reference.

w)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, Virtus Mutual Funds, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of February 24, 2022, filed via EDGAR (as Exhibit h.2.w) with Post-Effective Amendment No. 127 (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

x)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, Virtus Mutual Funds, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of September 1, 2022, filed via EDGAR (as Exhibit h.2.x) with Post-Effective Amendment No. 128 (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

y)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, Virtus Mutual Funds, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of May 19, 2023, filed via EDGAR (as Exhibit h.2.y) with Post-Effective Amendment No. 130 (File No. 033-65137) on September 26, 2023, and incorporated herein by reference.

3.	Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of January 1, 2010, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 36 (File No. 033-65137) on January 28, 2010, and incorporated herein by reference.

a)	First Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of April 14, 2010, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

b)	Second Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of June 30, 2010, filed via EDGAR (as Exhibit h.10) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

c)	Third Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of September 14, 2010, filed via EDGAR (as Exhibit h.11) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

d)	Fourth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of January 1, 2011, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

e)	Fifth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of March 15, 2011, filed via EDGAR (as Exhibit h.15) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

f)	Sixth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of August 28, 2012, filed via EDGAR (as Exhibit h.2.f) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and VP Distributors (since assigned to Virtus Fund Services), effective as of December 18, 2012, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

h)	Eighth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of June 10, 2013, filed via EDGAR (as Exhibit h.3.h) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

i)	Ninth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.3.i) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

j)	Tenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of November 13, 2014, filed via EDGAR (as Exhibit h.3.j) with Post-Effective Amendment No. 74 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

k)	Eleventh Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of January 1, 2015, filed via EDGAR (as Exhibit h.3.k) with Post-Effective Amendment No. 80 (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

l)	Twelfth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of March 19, 2015, filed via EDGAR (as Exhibit h.3.l) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

m)	Thirteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services, effective as of January 8, 2016, filed via EDGAR (as Exhibit h.3.m) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

n)	Fourteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services, effective as of December 1, 2016, filed via EDGAR (as Exhibit h.3.n) with Post-Effective Amendment No. 92 (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

o)	Fifteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT, VAT and Virtus Fund Services, effective as of June 12, 2017, filed via EDGAR (as Exhibit h.3.o) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

p)	Sixteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT, VAT and Virtus Fund Services, effective as of March 6, 2018, filed via EDGAR (as Exhibit h.4.p) with Post-Effective Amendment No. 117 to VET’s Registration Statement (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

q)	Seventeenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of May 3, 2019, filed via EDGAR (as Exhibit h.3.q) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

r)	Eighteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of June 12, 2019, filed via EDGAR (as Exhibit h.3.r) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

s)	Nineteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of November 8, 2020, filed via EDGAR (as Exhibit h.3.s) with Post-Effective Amendment No. 135 to VET’s Registration Statement (File No. 002-16590) on November 16, 2020, and incorporated herein by reference.

t)	Twentieth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of December 7, 2020, filed via EDGAR (as Exhibit h.3.t) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

u)	Twenty-First Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of June 14, 2021, filed via EDGAR (as Exhibit h.3.u) with Post-Effective Amendment No. 120 (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

v)	Twenty-Second Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of August 2, 2021, filed via EDGAR (as Exhibit h.3.v) with Post-Effective Amendment No. 139 to VET’s Registration Statement (File No. 002-16590) on August 2, 2021, and incorporated herein by reference.

w)	Twenty-Third Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of April 4, 2022, filed via EDGAR (as Exhibit h.3.w) with Post-Effective Amendment No. 127 (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

4.	Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of January 1, 2010, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 50 to VIT’s Registration Statement (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

a)	First Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of June 30, 2010 filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

b)	Second Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of September 14, 2010 filed via EDGAR (as Exhibit h.14) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

c)	Third Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of March 15, 2011 filed via EDGAR (as Exhibit h.15) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

d)	Fourth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of August 28, 2012, filed via EDGAR (as Exhibit h.4.d) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

e)	Fifth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of December 18, 2012, filed via EDGAR (as Exhibit h.4.e) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

f)	Sixth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of June 10, 2013, filed via EDGAR (as Exhibit h.4.f) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.4.g) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

h)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, VVIT, VATS, Virtus Fund Services and BNY Mellon dated February 24, 2014, filed via EDGAR (as Exhibit h.4.h) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

i)	Joinder Agreement to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VVIT, VAST, VATS, Virtus Fund Services and BNY Mellon dated December 10, 2015, filed via EDGAR (as Exhibit h.4.i) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

j)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, Virtus Fund Services and BNY Mellon dated July 27, 2016, filed via EDGAR (as Exhibit h.4.j) with Post-Effective Amendment No. 31 to VAST’s Registration Statement (File No. 333-191940) on April 10, 2017, and incorporated herein by reference.

k)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, Virtus Fund Services and BNY Mellon dated April, 2017, filed via EDGAR (as Exhibit h.4.k) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

l)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September 21, 2017, filed via EDGAR (as Exhibit h.4.l) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

m)	Form of Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated December 1, 2018, filed via EDGAR (as Exhibit 13(rr)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

n)	Form of Amendment to Sub-Administration Agreement and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated March 8, 2019, filed via EDGAR (as Exhibit h.3.n) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Administration Agreement and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated May 22, 2019, filed via EDGAR (as Exhibit h.4.o) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September 1, 2019, filed via EDGAR (as Exhibit h.4.p) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

q)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated November 18, 2019, filed via EDGAR (as Exhibit h.4.q) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

r)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Virtus Fund Services and BNY Mellon dated August 27, 2020, filed via EDGAR (as Exhibit h.4.r) with Post-Effective Amendment No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

s)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Virtus Fund Services and BNY Mellon dated November 16, 2020, filed via EDGAR (as Exhibit h.4.s) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

t)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Virtus Fund Services and BNY Mellon dated December 1, 2020, filed via EDGAR (as Exhibit h.4.t) with Post-Effective Amendment No. 116 (File No. 033-65137) on January 25, 2021, and incorporated herein by reference.

u)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, Virtus Fund Services and BNY Mellon dated May 19, 2021, filed via EDGAR (as Exhibit h.4.u) with Post-Effective Amendment No. 121 (File No. 033-65137) on September 27, 2021, and incorporated herein by reference.

v)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, Virtus Fund Services and BNY Mellon dated July 30, 2021, filed via EDGAR (as Exhibit h.4.v) with Post-Effective Amendment No. 121 (File No. 033-65137) on September 27, 2021, and incorporated herein by reference.

w)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated February 12, 2022, filed via EDGAR (as Exhibit h.4.w) with Post-Effective Amendment No. 45 to VAST’s Registration Statement (File No. 333-191940) on February 24, 2022, and incorporated herein by reference.

x)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated as of April 8, 2022, filed via EDGAR (as Exhibit h.3.x) with Post-Effective No. 90 to VVIT’s Registration Statement (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

y)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated as of September 15, 2022, filed via EDGAR (as Exhibit h.3.y) with Post-Effective Amendment No. 219 to VIT’s Registration Statement (File No. 033-36528) on October 26, 2022, and incorporated herein by reference.

z)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services and BNY Mellon dated as of May 19, 2023, filed via EDGAR (as Exhibit h.4.z) with Post-Effective Amendment No. 130 (File No. 033-65137) on September 26, 2023, and incorporated herein by reference.

5.	*Forty-Sixth Amended and Restated Expense Limitation Agreement between Registrant and VIA, effective December 27, 2023, filed via EDGAR (as Exhibit h.5) herewith.

6.	*Forty-Seventh Amended and Restated Expense Limitation Agreement between Registrant and VIA, effective January 1, 2024, filed via EDGAR (as Exhibit h.6) herewith.

7.	*First Amended and Restated Expense Limitation Agreement between Registrant and VAIA with respect to the SHIP Funds, effective September 28, 203, filed via EDGAR (as Exhibit h.7) herewith.

8.	Second Amended and Restated Fee Waiver Agreement between Registrant and VP Distributors, dated as of March 17, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

9.	First Amended Fee Waiver Agreement (Class I Shares) between VIT and VP Distributors, effective as of December 1, 2014, filed via EDGAR (as Exhibit h.8) with Post-Effective Amendment No. 63 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2015, and incorporated herein by reference.

10.	Form of Indemnification Agreement with each Trustee of Registrant, effective as of October 24, 2016, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 92 (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

a)	Form of Joinder Agreement and Amendment to the Indemnification Agreement with George R. Aylward, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates (since retired), Richard E. Segerson (since retired) and Ferdinand L.J. Verdonck (since retired), effective as of January 18, 2017, filed via EDGAR (as Exhibit h.7.a) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

b)	Form of Joinder Agreement and Amendment to the Indemnification Agreement with Thomas J. Brown (since retired), Donald C. Burke, Roger A. Gelfenbien (since retired), John R. Mallin, and Hassell H. McClellan (since retired), effective as of February 27, 2017, filed via EDGAR (as Exhibit h.7.b) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

11.	Form of Indemnification Agreement with Sidney E. Harris and Connie D. McDaniel, effective as of July 17, 2017, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

12.	Form of Indemnification Agreement with R. Keith Walton and Brian T. Zino, effective as of January 1, 2020, filed via EDGAR (as Exhibit h.10) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

13.	Form of Indemnification Agreement with Sarah E. Cogan, Deborah A. DeCotis and F. Ford Drummond, effective as of July 1, 2022, filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 128 (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

(i)	Legal Opinion.
1.	Opinion and consent of Morris, Nichols, Arsht & Tunnell, filed via EDGAR (as Exhibit 10) with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996, and incorporated herein by reference.

2.	Opinion of Counsel as to legality of shares dated March 13, 2015, filed via EDGAR (as Exhibit i.2) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

3.	Opinion as to legality of the shares filed via EDGAR (as Exhibit i.2) with VIT’s Post-Effective Amendment No. 61 (File No. 033-64915) on November 12, 2014, and incorporated herein by reference.

4.	Opinion of Counsel as to legality of shares dated September 23, 2016, filed via EDGAR (as Exhibit i.4) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

5.	Opinion of Counsel as to legality of shares dated October 24, 2016, filed via EDGAR (as Exhibit i.5) with Post-Effective Amendment No. 90 (File No. 033-65137) on November 1, 2016, and incorporated herein by reference.

6.	Opinion of Counsel as to legality of the shares dated April 5, 2017, filed via EDGAR (as Exhibit i.6) with Post-Effective Amendment No. 94 (File No. 033-65137) on April 10, 2017, and incorporated herein by reference.

7.	Opinion of Counsel as to legality of the shares dated January 24, 2018, filed via EDGAR (as Exhibit i.7) with Post-Effective Amendment No. 97 (File No. 033-65137) on January 26, 2018, and incorporated herein by reference.

8.	Opinion of Counsel as to legality of the shares dated December 11, 2018, filed via EDGAR (as Exhibit i.8) with Post-Effective Amendment No. 98 (File No. 033-65137) on December 19, 2018, and incorporated herein by reference.

9.	Opinion of Counsel as to legality of the shares dated December 18, 2018, filed via EDGAR (as Exhibit i.9) with Post-Effective Amendment No. 100 (File No. 033-65137) on January 28, 2019, and incorporated herein by reference.

10.	Opinion of Counsel as to legality of the shares dated July 16, 2019, filed via EDGAR (as Exhibit i.10) with Post-Effective Amendment No. 102 (File No. 033-65137) on July 16, 2019, and incorporated herein by reference.

11.	Opinion of Counsel as to legality of the shares dated July 31, 2019, filed via EDGAR (as Exhibit i.11) with Post-Effective Amendment No. 103 (File No. 033-65137) on July 31, 2019, and incorporated herein by reference.

12.	Opinion of Counsel as to legality of shares dated March 23, 2021, filed via EDGAR (as Exhibit i.12) with Post-Effective Amendment No. 117 (File No. 033-65137) on March 29, 2021, and incorporated herein by reference.

13.	Opinion of Counsel as to legality of shares dated June 14, 2021, filed via EDGAR (as Exhibit i.13) with Post-Effective Amendment No. 120 (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

14.	Opinion of Counsel as to Legality of Shares dated April 4, 2022, filed via EDGAR (as Exhibit i.14) with Post-Effective Amendment No. 127 (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

15.	*Consent of Dechert LLP filed via EDGAR (as Exhibit i.15) herewith.

(j)	Other Opinions.

1. Consent of prior Independent Registered Public Accounting Firm for Virtus Stone Harbor Emerging Markets Bond Fund, Virtus Stone Harbor Emerging Markets Debt Allocation Fund (since liquidated), Virtus Stone Harbor Emerging Markets Debt Income Fund, Virtus Stone Harbor High Yield Bond Fund (since liquidated), Virtus Stone Harbor Local Markets Fund and Virtus Stone Harbor Strategic Income Fund (since liquidated) filed via EDGAR (as Exhibit j.1) with Post-Effective Amendment No. 130 (File No. 033-65137) on September 26, 2023, and incorporated herein by reference.

2.	*Consent of Independent Registered Public Accounting Firm filed via EDGAR (as Exhibit j.2) herewith.

(k)	Not applicable.

(l)	Initial Capital Agreements

1.	Share Purchase Agreement (the “Share Purchase Agreement”) between Registrant and GMG/Seneca Capital Management, L.P., filed via EDGAR (as Exhibit 13) with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996, and incorporated herein by reference.

2.	Form of Purchase Agreement relating to Initial Capital filed via EDGAR (as Exhibit 13) with VIT’s Post-Effective Amendment No. 3 (File No. 033-64915) on February 28, 1997, and incorporated herein by reference.

3.	Subscription Agreement, dated January 14, 1999, between Registrant and FDI Distribution Services, Inc. relating to Advisor Shares filed via EDGAR (as Exhibit l.2) with VIT’s Post-Effective Amendment No. 10 (File No. 033-64915) on March 2, 1999 and incorporated herein by reference.

4.	Subscription Agreement, dated December 6, 2000, between Registrant and Provident Distributors, Inc. relating to B Shares filed via EDGAR (as Exhibit l.3) with VIT’s Post-Effective Amendment No. 18 (File No. 033-64915) on December 28, 2000, and incorporated herein by reference.

(m)	Rule 12b-1 Plans.
1.	Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), effective March 1, 2007, filed via EDGAR (as Exhibit m.1.) with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007, and incorporated herein by reference.

a)	Amendment to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.4) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

b)	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective September 24, 2007, filed via EDGAR (as Exhibit m.8) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

c)	Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective October 1, 2007, filed via EDGAR (as Exhibit m.11) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

d)	Amendment No. 4 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective January 31, 2008, filed via EDGAR (as Exhibit m.13) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

e)	Amendment No. 5 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective March 2, 2009, filed via EDGAR (as Exhibit m.15) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

f)	Amendment No. 6 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective April 21, 2009, filed via EDGAR (as Exhibit m.16) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

g)	Amendment No. 7 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 30, 2010, filed via EDGAR (as Exhibit m.19) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

h)	Amendment No. 8 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective September 14, 2010, filed via EDGAR (as Exhibit m.21) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

i)	Amendment No. 9 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective March 15, 2011, filed via EDGAR (as Exhibit m.23) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

j)	Amendment No. 10 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective August 28, 2012, filed via EDGAR (as Exhibit m.1.j) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

k)	Amendment No. 11 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective December 18, 2012, filed via EDGAR (as Exhibit m.1.k) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

l)	Amendment No. 12 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 10, 2013, filed via EDGAR (as Exhibit m.1.l) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

m)	Amendment No. 13 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective December 18, 2013, on behalf of Emerging Markets Small-Cap Fund, filed via EDGAR (as Exhibit m.1.m) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

n)	Amendment No. 14 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective November 13, 2014, filed via EDGAR (as Exhibit m.1.n) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

o)	Amendment No. 15 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective March 19, 2015, filed via EDGAR (as Exhibit m.1.o) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

p)	Amendment No. 16 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective September 30, 2019, filed via EDGAR (as Exhibit m.1.p) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

q)	Amendment No. 17 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective June 14, 2021, filed via EDGAR (as Exhibit m.1.q) with Post-Effective Amendment No. 120 (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

r)	Amendment No. 18 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective April 4, 2022, filed via EDGAR (as Exhibit m.1.r) with Post-Effective Amendment No. 127 (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

2.	Class A Shares Amended and Restated Distribution Plan of VIT Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, filed via EDGAR (as Exhibit m.1) with VIT’s Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007, and incorporated herein by reference.

3.	Class A Shares Amended and Restated Shareholder Services Plan of VIT Not Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, filed via EDGAR (as Exhibit m.3) with VIT’s Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007, and incorporated herein by reference.

4.	Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective March 1, 2007, filed via EDGAR (as Exhibit m.3) with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007, and incorporated herein by reference.

a)	Amendment to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.6) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

b)	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective September 24, 2007, filed via EDGAR (as Exhibit m.10) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

c)	Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective October 1, 2007, filed via EDGAR (as Exhibit m.12) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

d)	Amendment No. 4 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective January 31, 2008, filed via EDGAR (as Exhibit m.14) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

e)	Amendment No. 5 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective March 2, 2009, filed via EDGAR (as Exhibit m.17) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

f)	Amendment No. 6 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective April 21, 2009, filed via EDGAR (as Exhibit m.18) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

g)	Amendment No. 7 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective June 30, 2010, filed via EDGAR (as Exhibit m.20) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

h)	Amendment No. 8 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective September 14, 2010, filed via EDGAR (as Exhibit m.22) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

i)	Amendment No. 9 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective March 15, 2011, filed via EDGAR (as Exhibit m.24) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

j)	Amendment No. 10 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective August 28, 2012, filed via EDGAR (as Exhibit m.3.j) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

k)	Amendment No. 11 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective December 18, 2012, filed via EDGAR (as Exhibit m.3.k) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

l)	Amendment No. 12 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 10, 2013, filed via EDGAR (as Exhibit m.3.l) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

m)	Amendment No. 13 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective December 18, 2013, filed via EDGAR (as Exhibit m.3.m) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

n)	Amendment No. 14 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective November 13, 2014, filed via EDGAR (as Exhibit m.3.n) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

o)	Amendment No. 15 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective March 19, 2015, filed via EDGAR (as Exhibit m.3.o) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

p)	Amendment No. 16 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective as of September 30, 2019, filed via EDGAR (as Exhibit m.4.p) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

q)	Amendment No. 17 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective November 21, 2019, filed via EDGAR (as Exhibit m.4.q) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

r)	Amendment No. 18 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 14, 2021, filed via EDGAR (as Exhibit m.4.r) with Post-Effective Amendment No. 120 (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

5.	Class C Shares Amended and Restated Distribution Plan of VIT Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, filed via EDGAR (as Exhibit m.2) with Post-Effective Amendment No. 46 to VIT’s Registration Statement (File No. 033-64915) on April 24, 2007, and incorporated herein by reference.

6.	Class C1 Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, filed via EDGAR (as Exhibit m.8) with Post-Effective Amendment No. 94 (File No. 033-65137) on April 10, 2017, and incorporated herein by reference.

(n)	Rule 18f-3 Plans.

1.	Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act effective as of November 15, 2023, filed via EDGAR (as Exhibit n.1) with Post-Effective Amendment No. 142 to VET’s Registration Statement (File No. 002-16590) on January 23, 2024, and incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.
1.	Amended and Restated Code of Ethics of the Virtus Funds effective October 2017, filed via EDGAR (as Exhibit p.1) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

2.	Amended and Restated Code of Ethics of VIA, VP Distributors, Duff & Phelps, KAR, Newfleet, Stone Harbor and other Virtus Affiliates dated April 1, 2023, filed via EDGAR (as Exhibit p.2) with Post-Effective Amendment No. 130 (File No. 033-65137) on September 26, 2023, and incorporated herein by reference.

3.	*Amended and Restated Code of Ethics of Subadviser Vontobel dated July, 2022, filed via EDGAR (as Exhibit p.3) herewith.

(q)	Powers of Attorney
1.	Power of Attorney for Trustees George R. Aylward, Philip R. McLoughlin, Geraldine M. McNamara and James M. Oates (since retired), dated June 2, 2010, filed via EDGAR (as Exhibit q) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

2.	Power of Attorney for Trustees Donald C. Burke, Roger A. Gelfenbien (since retired) and John R. Mallin, dated June 30, 2016, filed via EDGAR (as Exhibit q.3) with Post-Effective Amendment No. 87 (File No. 033-65137) on July 8, 2016, and incorporated herein by reference.

3.	Power of Attorney for Trustees Sidney E. Harris and Connie D. McDaniel dated June 26, 2017, filed via EDGAR (as Exhibit q.4) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

4.	Power of Attorney for Trustees R. Keith Walton and Brian T. Zino dated December 12, 2019, filed via EDGAR (as Exhibit q.5) with Post-Effective Amendment No. 108 (File No. 033-65137) on January 15, 2020, and incorporated herein by reference.

5.	Power of Attorney for Trustees Sarah E. Cogan, Deborah A. DeCotis and F. Ford Drummond dated August 17, 2022, filed via EDGAR (as Exhibit q.5) with Post-Effective Amendment No. 128 (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

*Filed herewith

Item 29.	Persons Controlled by or Under Common Control with the Fund

None.

Item 30.	Indemnification

The indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 18 of the Underwriting Agreement incorporated herein by reference to Exhibit e.1. Indemnification of Registrant’s Custodian is provided for in Section 9.9, among others, of the Custody Agreement incorporated herein by reference to Exhibit g.1. The indemnification of Registrant’s Transfer Agent is provided for in Article 6 of the Amended and Restated Transfer Agency and Service Agreement incorporated herein by reference to Exhibit h.1. The Trust has entered into Indemnification Agreements with each trustee, the form of which is incorporated herein by reference to Exhibits h.8, h.8.a, h.8.b, h.9, and h.10, whereby the Registrant shall indemnify the trustee for expenses incurred in any proceeding in connection with the trustee’s service to the Registrant subject to certain limited exceptions.

In addition, Article VII sections 2 and 3 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference to Exhibits a.1-5, provides in relevant part as follows:

“A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the

Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust’s request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. …

… A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.”

In addition, Article III section 7 of such Agreement and Declaration of Trust provides for the indemnification of shareholders of the Registrant as follows: “If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust may, at its option and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets held with respect to the particular series.”

Article VI Section 2 of the Registrant’s Bylaws incorporated herein by reference to Exhibits b.1-3, provides in relevant part, subject to certain exceptions and limitations, “every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Such indemnification would not apply in the case of any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

The Investment Advisory Agreement, Subadvisory Agreements, Custody Agreement, Foreign Custody Manager Agreement, Sub-Administration and Accounting Services Agreement and Sub-Transfer Agency and Shareholder Services Agreement, each as amended, respectively provide that the Registrant will indemnify the other party (or parties, as the case may be) to the agreement for certain losses. Similar indemnities to those listed above may appear in other agreements to which the Registrant is a party.

The Registrant, in conjunction with VIA and VAIA, the Registrant’s Trustees, and other registered investment management companies managed by VIA or its affiliates, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against such person and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser and Subadvisers

See “Management of the Funds” in the Prospectus and “Investment Advisory and Other Services” and “Management of the Trust” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers and Subadvisers, reference is made to each Adviser’s and each Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference

Adviser	SEC File No.:
VIA	801-5995
VAIA	801-67924
Duff & Phelps	801-14813
KAR	801-24241
Stone Harbor	333-141345
SGA	028-11076
VFIA	801-68743
Vontobel	801-21953

Item 32.	Principal Underwriter

(a)	VP Distributors, LLC serves as the principal underwriter for the following registrants:

The Merger Fund®, The Merger Fund® VL, Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Strategy Trust and Virtus Variable Insurance Trust.

(b)	Directors and executive officers of VP Distributors, One Financial Plaza, Hartford, CT 06103 are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant

Michael A. Angerthal	Senior Vice President	None

Matthew B. Brown	Senior Vice President	None

Jennifer Fromm	Securities Counsel and Assistant Secretary	Vice President, Chief Legal Officer, Counsel and Secretary
Heidi C. Griswold	Vice President, Mutual Fund Services	Vice President

David G. Hanley	Senior Vice President and Treasurer	None
Barry M. Mandinach	President	None
David C. Martin	Vice President and Chief Compliance Officer	Anti-Money Laundering Officer
Diana M. Perlman	Deputy Chief Compliance Officer	None

Richard W. Smirl	Executive Vice President	Executive Vice President

(c)	To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder include:

Secretary of the Trust:	Principal Underwriter:
Jennifer Fromm, Esq. One Financial Plaza Hartford, CT 06103	VP Distributors, LLC One Financial Plaza Hartford, CT 06103

Investment Adviser:	Custodian:
Virtus Investment Advisers, Inc. One Financial Plaza Hartford, CT 06103 Investment Adviser: Virtus Alternative Investment Advisers, Inc. One Financial Plaza Hartford, CT 06103	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Administrator & Transfer Agent:
Virtus Fund Services, LLC One Financial Plaza Hartford, CT 06103

Fund Accountant, Sub-Administrator, Sub-Transfer Agent and Dividend Dispersing Agent:

BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809

Subadviser to: Global Infrastructure Fund, Global Real Estate Securities Fund, Real Asset Fund and Real Estate Securities Fund
Duff & Phelps Investment Management Co. 10 South Wacker Drive, 19th Floor Chicago, IL 60606

Subadviser to: Developing Markets Fund, Emerging Markets Small-Cap Fund, and International Small-Mid Cap Fund	Subadviser to: Core Plus Bond Fund, High Yield Fund, Low Duration Core Plus Bond Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund and Tax-Exempt Bond Fund
Kayne Anderson Rudnick Investment Management, LLC 2000 Avenue of the Stars, Suite 1110 Los Angeles, CA 90067	Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC One Financial Plaza Hartford, CT 06103

Subadviser to: Emerging Markets Bond Fund, Emerging Markets Debt Income Fund, and Local Markets Fund	Subadviser to: Foreign Opportunities Fund and Global Opportunities Fund
Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC 31 West 52nd Street, 16th Floor New York, NY 10019	Vontobel Asset Management, Inc. 1540 Broadway, 38th Floor New York, NY 10036

Subadviser to SGA Emerging Markets Equity Fund
Sustainable Growth Advisers LP 301 Tresser Blvd., Suite 1310 Stamford, CT 06901

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

Item 28.	Exhibits

d.14	Subadvisory Agreement
h.5	Forty-Sixth Amended and Restated Expense Limitation Agreement
h.6	Forty-Seventh Amended and Restated Expense Limitation Agreement
h.7	First Amended and Restated Expense Limitation Agreement
i.15	Consent of Dechert LLP
j.2	Consent of Independent Registered Public Accounting Firm
p.3	Amended and Restated Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 24th day of January, 2024.

VIRTUS OPPORTUNITIES TRUST

By:	/s/ GEORGE R. AYLWARD
Name:	George R. Aylward
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 24th day of January, 2024.

Signatures	Title
/s/ George R. Aylward	President (Principal Executive Officer) and Trustee
George R. Aylward

/s/ W. Patrick Bradley	Chief Financial Officer and Treasurer
W. Patrick Bradley	(Principal Financial and Accounting Officer)

*	Trustee
Donald C. Burke

*	Trustee
Sarah E. Cogan

*	Trustee
Deborah A. DeCotis

*	Trustee
F. Ford Drummond

*	Trustee
Sidney E. Harris

*	Trustee
John R. Mallin

*	Trustee
Connie D. McDaniel

*	Trustee & Chairman
Philip R. McLoughlin

*	Trustee
Geraldine M. McNamara

*	Trustee
R. Keith Walton

*	Trustee
Brian T. Zino

* By:	/s/ George R. Aylward
George R. Aylward
Attorney-in-fact, pursuant to powers of attorney.